UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02737

Fidelity Summer Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2024

Item 1.

Reports to Stockholders

Fidelity® Women's Leadership Fund

Annual Report
April 30, 2024
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2024	Past 1 year	Life of Fund A
Class A (incl. 5.75% sales charge)	11.75%	9.12%
Class M (incl. 3.50% sales charge)	14.08%	9.34%
Class C (incl. contingent deferred sales charge)	16.60%	9.59%
Fidelity® Women's Leadership Fund	18.76%	10.67%
Class I	18.88%	10.73%
Class Z	19.02%	10.87%

A   From May 1, 2019
Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Women's Leadership Fund, a class of the fund, on May 1, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 22.66% for the 12 months ending April 30, 2024, according to the S&P 500® index, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, the S&P 500® continued its late-2023 momentum and ended March at its all-time high before snapping a five-month uptrend in April (-4.08%). Growth stocks led the broad rally, mostly driven by a narrow set of firms in the communication services (+41%) and information technology (+37%) sectors, largely due to excitement for AI. In particular, semiconductor-related stocks (+104%) were a standout. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% in the final two months of 2023 and 10.56% the first quarter. Risk assets were further aided on March 20, when the central bank held steady its benchmark federal funds rate and affirmed its projection to cut in 2024. The index then slipped in April, as inflation remained stickier than expected, spurring doubts of a soft economic landing. For the full 12 months, the financials, industrials and consumer discretionary sectors each gained about 24%. In sharp contrast, real estate and the defensive-oriented utilities sector each roughly broke even. Other notable "laggards" included consumer staples (+3%) and health care (+7%).
Comments from Portfolio Manager Nicole Connolly:
For the fiscal year ending April 30, 2024, the fund gained 18.76% versus 15.91% for the MSCI USA Women's Leadership Index and 22.30% for the broad-based Russell 3000 Index. Relative to the MSCI USA Women's Leadership Index, security selection was the primary contributor, led by consumer discretionary. Stock picking in information technology, primarily within the semiconductors & semiconductor equipment industry, also helped. Stock selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted relative performance. Also helping our relative result was an underweight in consumer staples. The top individual relative contributor was our non-benchmark stake in Nvidia (+214%). Nvidia was one of the fund's largest holdings. This period we decreased our investment in Nvidia. The second-largest relative contributor was an overweight in Williams-Sonoma (+145%). This period we decreased our stake in Williams-Sonoma. Not owning Paramount Global, a benchmark component that returned approximately -51%, was another notable relative contributor. In contrast, the biggest detractors from performance versus the benchmark were security selection and an overweight in utilities. Stock picking in consumer staples, primarily within the household & personal products industry, also hampered the fund's result. Also detracting from our result was an underweight in information technology. The largest individual relative detractor was our stake in Hershey (-29%). Hershey was not held at period end. Not owning Broadcom, a benchmark component that gained about 110%, was a second notable relative detractor. Another notable relative detractor this period was avoiding Western Digital, a benchmark component that gained approximately 106%. Notable changes in positioning include increased exposure to communication services and a lower allocation to consumer staples.
Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Amazon.com, Inc.	4.3
Microsoft Corp.	3.6
NVIDIA Corp.	2.5
The Walt Disney Co.	2.5
Accenture PLC Class A	1.9
WEX, Inc.	1.8
Bank of America Corp.	1.8
NASDAQ, Inc.	1.8
Cigna Group	1.7
Apple, Inc.	1.7
23.6

Market Sectors (% of Fund's net assets)

Information Technology	25.0
Financials	14.2
Health Care	13.6
Consumer Discretionary	12.9
Industrials	12.5
Communication Services	7.0
Materials	3.5
Energy	3.3
Utilities	3.2
Consumer Staples	2.8
Real Estate	0.9

Asset Allocation (% of Fund's net assets)

Schedule of Investments April 30, 2024
Showing Percentage of Net Assets
Common Stocks - 98.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.0%
Entertainment - 3.0%
Netflix, Inc. (a)	1,395	768,143
The Walt Disney Co.	32,539	3,615,083
		4,383,226
Interactive Media & Services - 2.8%
Alphabet, Inc.:
Class A	14,299	2,327,591
Class C	11,569	1,904,720
		4,232,311
Media - 1.2%
Interpublic Group of Companies, Inc.	59,584	1,813,737
TOTAL COMMUNICATION SERVICES		10,429,274
CONSUMER DISCRETIONARY - 12.9%
Automobiles - 0.7%
General Motors Co.	22,876	1,018,668
Broadline Retail - 5.1%
Amazon.com, Inc. (a)	36,328	6,357,399
Etsy, Inc. (a)	17,898	1,229,056
		7,586,455
Hotels, Restaurants & Leisure - 1.9%
Hilton Worldwide Holdings, Inc.	5,432	1,071,625
Starbucks Corp.	11,700	1,035,333
Vail Resorts, Inc.	3,853	729,643
		2,836,601
Household Durables - 1.0%
Taylor Morrison Home Corp. (a)	27,124	1,519,215
Specialty Retail - 2.8%
Aritzia, Inc. (a)	25,730	666,122
Best Buy Co., Inc.	9,340	687,798
Lowe's Companies, Inc.	4,857	1,107,347
Warby Parker, Inc. (a)	63,110	740,911
Williams-Sonoma, Inc.	2,960	848,869
		4,051,047
Textiles, Apparel & Luxury Goods - 1.4%
LVMH Moet Hennessy Louis Vuitton SE	1,189	976,688
NIKE, Inc. Class B	4,683	432,054
Tapestry, Inc.	17,416	695,247
		2,103,989
TOTAL CONSUMER DISCRETIONARY		19,115,975
CONSUMER STAPLES - 2.8%
Consumer Staples Distribution & Retail - 0.6%
Maplebear, Inc. (NASDAQ)	24,429	833,762
Food Products - 0.5%
Bunge Global SA	7,778	791,489
Household Products - 0.8%
The Clorox Co.	8,147	1,204,697
Personal Care Products - 0.9%
Estee Lauder Companies, Inc. Class A	8,759	1,285,033
TOTAL CONSUMER STAPLES		4,114,981
ENERGY - 3.3%
Energy Equipment & Services - 0.9%
Baker Hughes Co. Class A	41,006	1,337,616
Oil, Gas & Consumable Fuels - 2.4%
Antero Resources Corp. (a)	30,966	1,053,154
EQT Corp.	19,889	797,350
Equinor ASA	25,102	667,923
Occidental Petroleum Corp.	15,224	1,006,915
		3,525,342
TOTAL ENERGY		4,862,958
FINANCIALS - 14.2%
Banks - 5.3%
Bank of America Corp.	72,137	2,669,790
Citigroup, Inc.	24,047	1,474,803
Huntington Bancshares, Inc.	60,554	815,662
JPMorgan Chase & Co.	10,947	2,098,978
Starling Bank Ltd. Series D (a)(b)(c)	34,700	130,512
U.S. Bancorp	17,066	693,392
		7,883,137
Capital Markets - 2.6%
Macquarie Group Ltd.	10,443	1,250,429
NASDAQ, Inc.	43,254	2,588,752
		3,839,181
Financial Services - 2.8%
MasterCard, Inc. Class A	3,390	1,529,568
WEX, Inc. (a)	12,641	2,670,538
		4,200,106
Insurance - 3.5%
Hartford Financial Services Group, Inc.	18,283	1,771,440
Marsh & McLennan Companies, Inc.	6,214	1,239,258
Progressive Corp.	10,527	2,192,248
		5,202,946
TOTAL FINANCIALS		21,125,370
HEALTH CARE - 13.3%
Biotechnology - 1.4%
Alnylam Pharmaceuticals, Inc. (a)	3,919	564,140
Moderna, Inc. (a)	4,688	517,133
Sage Therapeutics, Inc. (a)	9,937	138,522
Vertex Pharmaceuticals, Inc. (a)	1,941	762,444
Zai Lab Ltd. ADR (a)	8,171	129,102
		2,111,341
Health Care Equipment & Supplies - 3.2%
Hologic, Inc. (a)	31,961	2,421,685
Insulet Corp. (a)	5,463	939,308
Outset Medical, Inc. (a)	5,606	14,183
The Cooper Companies, Inc.	14,682	1,307,579
		4,682,755
Health Care Providers & Services - 4.2%
AMN Healthcare Services, Inc. (a)	12,432	745,671
Centene Corp. (a)	21,329	1,558,297
Cigna Group	7,230	2,581,399
Elevance Health, Inc.	2,431	1,284,978
		6,170,345
Life Sciences Tools & Services - 0.9%
ICON PLC (a)	4,722	1,406,589
Pharmaceuticals - 3.6%
GSK PLC sponsored ADR	20,872	864,936
Merck & Co., Inc.	8,547	1,104,443
Merck KGaA	7,498	1,191,878
UCB SA	10,038	1,334,249
Zoetis, Inc. Class A	5,449	867,699
		5,363,205
TOTAL HEALTH CARE		19,734,235
INDUSTRIALS - 12.5%
Air Freight & Logistics - 1.7%
FedEx Corp.	4,294	1,124,083
United Parcel Service, Inc. Class B	9,102	1,342,363
		2,466,446
Commercial Services & Supplies - 0.3%
Veralto Corp.	5,404	506,247
Electrical Equipment - 4.3%
Eaton Corp. PLC	4,864	1,548,017
GE Vernova LLC	5,455	838,488
nVent Electric PLC	20,493	1,476,931
Prysmian SpA	17,752	969,602
Regal Rexnord Corp.	6,404	1,033,413
Sunrun, Inc. (a)	43,269	445,238
		6,311,689
Ground Transportation - 0.4%
ArcBest Corp.	4,798	532,146
Machinery - 3.5%
Deere & Co.	3,413	1,335,882
Federal Signal Corp.	12,207	992,429
Hillenbrand, Inc.	16,297	777,693
Otis Worldwide Corp.	10,840	988,608
Parker Hannifin Corp.	2,068	1,126,874
		5,221,486
Professional Services - 2.3%
Leidos Holdings, Inc.	9,142	1,281,891
ManpowerGroup, Inc.	9,802	739,561
Science Applications International Corp.	8,203	1,055,726
UL Solutions, Inc. Class A	11,444	401,684
		3,478,862
TOTAL INDUSTRIALS		18,516,876
INFORMATION TECHNOLOGY - 25.0%
Communications Equipment - 0.9%
Arista Networks, Inc. (a)	4,898	1,256,631
Electronic Equipment, Instruments & Components - 2.1%
CDW Corp.	8,178	1,977,931
Insight Enterprises, Inc. (a)	5,821	1,062,740
		3,040,671
IT Services - 1.9%
Accenture PLC Class A	9,420	2,834,572
Semiconductors & Semiconductor Equipment - 7.9%
Advanced Micro Devices, Inc. (a)	6,799	1,076,826
First Solar, Inc. (a)	4,267	752,272
Marvell Technology, Inc.	22,221	1,464,586
Micron Technology, Inc.	13,895	1,569,579
NVIDIA Corp.	4,294	3,710,102
NXP Semiconductors NV	7,553	1,935,003
SolarEdge Technologies, Inc. (a)	9,055	531,076
Universal Display Corp.	4,677	738,872
		11,778,316
Software - 10.5%
Adobe, Inc. (a)	4,254	1,968,879
Gen Digital, Inc.	55,501	1,117,790
HubSpot, Inc. (a)	3,639	2,201,122
Intuit, Inc.	3,763	2,354,208
Microsoft Corp.	13,815	5,378,594
Pagerduty, Inc. (a)	25,217	503,331
Salesforce, Inc.	7,854	2,112,255
		15,636,179
Technology Hardware, Storage & Peripherals - 1.7%
Apple, Inc.	14,727	2,508,450
TOTAL INFORMATION TECHNOLOGY		37,054,819
MATERIALS - 3.5%
Chemicals - 1.9%
Cabot Corp.	11,110	1,013,565
Celanese Corp. Class A	6,658	1,022,735
Eastman Chemical Co.	8,690	820,684
		2,856,984
Construction Materials - 0.6%
Summit Materials, Inc. (a)	23,667	920,646
Containers & Packaging - 0.7%
Ball Corp.	15,864	1,103,658
Metals & Mining - 0.3%
Radius Recycling, Inc. Class A	21,665	377,404
TOTAL MATERIALS		5,258,692
REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.9%
Ventas, Inc.	28,882	1,278,895
UTILITIES - 3.2%
Electric Utilities - 1.5%
NextEra Energy, Inc.	18,816	1,260,108
SSE PLC	45,058	936,594
		2,196,702
Gas Utilities - 0.6%
Southwest Gas Holdings, Inc.	12,908	963,195
Independent Power and Renewable Electricity Producers - 0.5%
Clearway Energy, Inc. Class C	30,686	717,439
Water Utilities - 0.6%
American Water Works Co., Inc.	7,015	858,075
TOTAL UTILITIES		4,735,411
TOTAL COMMON STOCKS (Cost $116,747,202)		146,227,486

Convertible Preferred Stocks - 0.3%
	Shares	Value ($)
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Somatus, Inc. Series E (a)(b)(c) (Cost $350,799)	402	417,839

Money Market Funds - 0.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (d) (Cost $1,195,228)	1,194,989	1,195,228

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $118,293,229)	147,840,553
NET OTHER ASSETS (LIABILITIES) - 0.3%	416,833
NET ASSETS - 100.0%	148,257,386

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $548,351 or 0.4% of net assets.

(c)	Level 3 security
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Somatus, Inc. Series E	1/31/22	350,799

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	68,001

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	4,527,991	36,843,007	40,175,742	133,973	(28)	-	1,195,228	0.0%
Total	4,527,991	36,843,007	40,175,742	133,973	(28)	-	1,195,228

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	10,429,274	10,429,274	-	-
Consumer Discretionary	19,115,975	18,139,287	976,688	-
Consumer Staples	4,114,981	4,114,981	-	-
Energy	4,862,958	4,195,035	667,923	-
Financials	21,125,370	19,744,429	1,250,429	130,512
Health Care	20,152,074	19,734,235	-	417,839
Industrials	18,516,876	18,516,876	-	-
Information Technology	37,054,819	37,054,819	-	-
Materials	5,258,692	5,258,692	-	-
Real Estate	1,278,895	1,278,895	-	-
Utilities	4,735,411	3,798,817	936,594	-

Money Market Funds	1,195,228	1,195,228	-	-
Total Investments in Securities:	147,840,553	143,460,568	3,831,634	548,351
Financial Statements
Statement of Assets and Liabilities
		April 30, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $117,098,001)	$146,645,325
Fidelity Central Funds (cost $1,195,228)	1,195,228

Total Investment in Securities (cost $118,293,229)		$147,840,553
Foreign currency held at value (cost $10,239)		10,221
Receivable for investments sold		454,484
Receivable for fund shares sold		25,260
Dividends receivable		110,260
Distributions receivable from Fidelity Central Funds		6,400
Prepaid expenses		52
Total assets		148,447,230
Liabilities
Payable for fund shares redeemed	$69,440
Accrued management fee	73,925
Distribution and service plan fees payable	3,735
Audit fee payable	40,270
Other payables and accrued expenses	2,474
Total liabilities		189,844
Net Assets		$148,257,386
Net Assets consist of:
Paid in capital		$119,007,975
Total accumulated earnings (loss)		29,249,411
Net Assets		$148,257,386

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($7,925,595 ÷ 501,327 shares)(a)		$15.81
Maximum offering price per share (100/94.25 of $15.81)		$16.77
Class M :
Net Asset Value and redemption price per share ($1,332,611 ÷ 84,657 shares)(a)		$15.74
Maximum offering price per share (100/96.50 of $15.74)		$16.31
Class C :
Net Asset Value and offering price per share ($1,745,125 ÷ 112,601 shares)(a)		$15.50
Fidelity Women's Leadership Fund :
Net Asset Value, offering price and redemption price per share ($105,831,654 ÷ 6,665,222 shares)		$15.88
Class I :
Net Asset Value, offering price and redemption price per share ($16,278,832 ÷ 1,026,013 shares)		$15.87
Class Z :
Net Asset Value, offering price and redemption price per share ($15,143,569 ÷ 950,674 shares)		$15.93
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended April 30, 2024
Investment Income
Dividends		$1,975,468
Income from Fidelity Central Funds		133,973
Total income		2,109,441
Expenses
Management fee
Basic fee	$820,772
Performance adjustment	(127,765)
Transfer agent fees	263,663
Distribution and service plan fees	40,348
Accounting fees and expenses	43,889
Custodian fees and expenses	7,419
Independent trustees' fees and expenses	744
Registration fees	85,916
Audit	55,673
Legal	380
Interest	864
Miscellaneous	572
Total expenses before reductions	1,192,475
Expense reductions	(12,400)
Total expenses after reductions		1,180,075
Net Investment income (loss)		929,366
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $641)	5,094,334
Fidelity Central Funds	(28)
Foreign currency transactions	193
Total net realized gain (loss)		5,094,499
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $365)	19,669,165
Assets and liabilities in foreign currencies	(337)
Total change in net unrealized appreciation (depreciation)		19,668,828
Net gain (loss)		24,763,327
Net increase (decrease) in net assets resulting from operations		$25,692,693
Statement of Changes in Net Assets

	Year ended April 30, 2024	Year ended April 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$929,366	$964,545
Net realized gain (loss)	5,094,499	(4,429,525)
Change in net unrealized appreciation (depreciation)	19,668,828	6,424,381
Net increase (decrease) in net assets resulting from operations	25,692,693	2,959,401
Distributions to shareholders	(910,957)	(755,398)

Share transactions - net increase (decrease)	(24,021,691)	16,505,229
Total increase (decrease) in net assets	760,045	18,709,232

Net Assets
Beginning of period	147,497,341	128,788,109
End of period	$148,257,386	$147,497,341

Financial Highlights
Fidelity Advisor® Women's Leadership Fund Class A

Years ended April 30,	2024	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$13.39	$13.18	$15.28	$9.80	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.06	.07	- D	- D	.04
Net realized and unrealized gain (loss)	2.42	.20	(1.70)	5.49	(.22)
Total from investment operations	2.48	.27	(1.70)	5.49	(.18)
Distributions from net investment income	(.06)	(.06)	- D	(.01)	(.02)
Distributions from net realized gain	-	-	(.40)	-	-
Total distributions	(.06)	(.06)	(.40)	(.01)	(.02)
Net asset value, end of period	$15.81	$13.39	$13.18	$15.28	$9.80
Total Return E,F	18.56%	2.10%	(11.46)%	56.03%	(1.84)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.03%	1.09%	1.10%	1.28%	2.50%
Expenses net of fee waivers, if any	1.02%	1.09%	1.10%	1.25%	1.25%
Expenses net of all reductions	1.02%	1.09%	1.10%	1.24%	1.25%
Net investment income (loss)	.38%	.57%	(.01)%	(.03)%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$7,926	$6,104	$5,171	$2,865	$769
Portfolio turnover rate I	33%	22%	48%	35%	52%

AFor the period May 1, 2019 (commencement of operations) through April 30, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Women's Leadership Fund Class M

Years ended April 30,	2024	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$13.34	$13.14	$15.22	$9.78	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.02	.04	(.04)	(.04)	.01
Net realized and unrealized gain (loss)	2.41	.20	(1.69)	5.48	(.22)
Total from investment operations	2.43	.24	(1.73)	5.44	(.21)
Distributions from net investment income	(.03)	(.04)	-	- D	(.01)
Distributions from net realized gain	-	-	(.35)	-	-
Total distributions	(.03)	(.04)	(.35)	- D	(.01)
Net asset value, end of period	$15.74	$13.34	$13.14	$15.22	$9.78
Total Return E,F	18.22%	1.83%	(11.66)%	55.65%	(2.12)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.29%	1.37%	1.35%	1.52%	2.86%
Expenses net of fee waivers, if any	1.29%	1.37%	1.35%	1.50%	1.50%
Expenses net of all reductions	1.29%	1.37%	1.35%	1.49%	1.50%
Net investment income (loss)	.12%	.28%	(.27)%	(.28)%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$1,333	$1,122	$1,054	$974	$443
Portfolio turnover rate I	33%	22%	48%	35%	52%

AFor the period May 1, 2019 (commencement of operations) through April 30, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Women's Leadership Fund Class C

Years ended April 30,	2024	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$13.18	$13.00	$15.09	$9.74	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.05)	(.03)	(.11)	(.10)	(.04)
Net realized and unrealized gain (loss)	2.37	.21	(1.68)	5.45	(.22)
Total from investment operations	2.32	.18	(1.79)	5.35	(.26)
Distributions from net realized gain	-	-	(.30)	-	-
Total distributions	-	-	(.30)	-	-
Net asset value, end of period	$15.50	$13.18	$13.00	$15.09	$9.74
Total Return D,E	17.60%	1.38%	(12.12)%	54.93%	(2.60)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.79%	1.86%	1.84%	1.99%	3.36%
Expenses net of fee waivers, if any	1.78%	1.86%	1.84%	1.99%	2.00%
Expenses net of all reductions	1.78%	1.86%	1.84%	1.98%	2.00%
Net investment income (loss)	(.37)%	(.20)%	(.75)%	(.77)%	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,745	$1,603	$1,540	$937	$468
Portfolio turnover rate H	33%	22%	48%	35%	52%

AFor the period May 1, 2019 (commencement of operations) through April 30, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Women's Leadership Fund

Years ended April 30,	2024	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$13.45	$13.22	$15.31	$9.81	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.09	.10	.03	.03	.06
Net realized and unrealized gain (loss)	2.43	.21	(1.70)	5.50	(.22)
Total from investment operations	2.52	.31	(1.67)	5.53	(.16)
Distributions from net investment income	(.09)	(.08)	(.02)	(.03)	(.03)
Distributions from net realized gain	-	-	(.40)	-	-
Total distributions	(.09)	(.08)	(.42)	(.03)	(.03)
Net asset value, end of period	$15.88	$13.45	$13.22	$15.31	$9.81
Total Return D	18.76%	2.37%	(11.25)%	56.44%	(1.63)%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.79%	.89%	.92%	1.10%	2.19%
Expenses net of fee waivers, if any	.78%	.89%	.90%	1.00%	1.00%
Expenses net of all reductions	.78%	.89%	.90%	.99%	1.00%
Net investment income (loss)	.63%	.76%	.18%	.22%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$105,832	$115,107	$101,533	$98,888	$22,272
Portfolio turnover rate G	33%	22%	48%	35%	52%

AFor the period May 1, 2019 (commencement of operations) through April 30, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Women's Leadership Fund Class I

Years ended April 30,	2024	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$13.44	$13.21	$15.31	$9.81	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.10	.11	.04	.03	.06
Net realized and unrealized gain (loss)	2.43	.21	(1.70)	5.51	(.22)
Total from investment operations	2.53	.32	(1.66)	5.54	(.16)
Distributions from net investment income	(.10)	(.09)	(.04)	(.04)	(.03)
Distributions from net realized gain	-	-	(.40)	-	-
Total distributions	(.10)	(.09)	(.44)	(.04)	(.03)
Net asset value, end of period	$15.87	$13.44	$13.21	$15.31	$9.81
Total Return D	18.88%	2.46%	(11.20)%	56.52%	(1.63)%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.74%	.80%	.81%	.98%	2.22%
Expenses net of fee waivers, if any	.73%	.79%	.81%	.98%	1.00%
Expenses net of all reductions	.73%	.79%	.81%	.97%	1.00%
Net investment income (loss)	.68%	.86%	.28%	.24%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$16,279	$13,381	$11,273	$3,874	$702
Portfolio turnover rate G	33%	22%	48%	35%	52%

AFor the period May 1, 2019 (commencement of operations) through April 30, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Women's Leadership Fund Class Z

Years ended April 30,	2024	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$13.49	$13.25	$15.35	$9.83	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.12	.13	.06	.05	.08
Net realized and unrealized gain (loss)	2.44	.21	(1.71)	5.51	(.22)
Total from investment operations	2.56	.34	(1.65)	5.56	(.14)
Distributions from net investment income	(.12)	(.10)	(.05)	(.04)	(.03)
Distributions from net realized gain	-	-	(.40)	-	-
Total distributions	(.12)	(.10)	(.45)	(.04)	(.03)
Net asset value, end of period	$15.93	$13.49	$13.25	$15.35	$9.83
Total Return D	19.02%	2.59%	(11.13)%	56.63%	(1.43)%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.62%	.68%	.69%	.87%	1.88%
Expenses net of fee waivers, if any	.61%	.67%	.69%	.85%	.85%
Expenses net of all reductions	.61%	.67%	.69%	.84%	.85%
Net investment income (loss)	.80%	.98%	.40%	.37%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$15,144	$10,181	$8,216	$9,043	$2,376
Portfolio turnover rate G	33%	22%	48%	35%	52%

AFor the period May 1, 2019 (commencement of operations) through April 30, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended April 30, 2024

1. Organization.
Fidelity Women's Leadership Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Women's Leadership Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$36,477,207
Gross unrealized depreciation	(6,989,284)
Net unrealized appreciation (depreciation)	$29,487,923
Tax Cost	$118,352,630

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$97,995
Capital loss carryforward	$(335,872)
Net unrealized appreciation (depreciation) on securities and other investments	$29,487,289

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(335,872)

The tax character of distributions paid was as follows:

	April 30, 2024	April 30, 2023
Ordinary Income	$910,957	$755,398

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Women's Leadership Fund	48,921,759	70,609,175
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.72
Class M	.72
Class C	.72
Fidelity Women's Leadership Fund	.72
Class I	.68
Class Z	.56

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.72
Class M	.72
Class C	.72
Fidelity Women's Leadership Fund	.68
Class I	.68
Class Z	.56

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .52%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Women's Leadership Fund	Russell 3000 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity Women's Leadership Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ± .10% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was (.09)%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	-%	.25%	17,415	215
Class M	.25%	.25%	6,118	-
Class C	.75%	.25%	16,815	1,694
			40,348	1,909

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	6,164
Class M	193
Class CA	50
6,407

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.2000
Class M	0.2000
Class C	0.2000
Fidelity Women's Leadership Fund	0.2000
Class I	0.1597

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	11,459.20
Class M	2,220.22
Class C	3,001.22
Fidelity Women's Leadership Fund	223,385.24
Class I	19,120.16
Class Z	4,478.04
	263,663

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Women's Leadership Fund	0.0354

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Women's Leadership Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Women's Leadership Fund	629

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Women's Leadership Fund	Borrower	5,574,000	5.58%	864

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Women's Leadership Fund	391,416	2,746,319	62,735
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Women's Leadership Fund	262
7. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction ($)
Class A	34
Class C	1
35

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,365.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2024	Year ended April 30, 2023
Fidelity Women's Leadership Fund
Distributions to shareholders
Class A	$29,747	$27,652
Class M	2,422	3,208
Fidelity Women's Leadership Fund	668,906	578,127
Class I	102,091	87,523
Class Z	107,791	58,888
Total	$910,957	$755,398
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2024	Year ended April 30, 2023	Year ended April 30, 2024	Year ended April 30, 2023
Fidelity Women's Leadership Fund
Class A
Shares sold	89,980	141,008	$1,319,806	$1,797,187
Reinvestment of distributions	1,938	2,161	28,972	27,138
Shares redeemed	(46,268)	(79,981)	(685,142)	(1,015,214)
Net increase (decrease)	45,650	63,188	$663,636	$809,111
Class M
Shares sold	3,512	11,061	$51,358	$139,353
Reinvestment of distributions	161	256	2,422	3,208
Shares redeemed	(3,117)	(7,469)	(44,710)	(93,120)
Net increase (decrease)	556	3,848	$9,070	$49,441
Class C
Shares sold	14,405	20,115	$207,118	$255,147
Shares redeemed	(23,441)	(16,959)	(334,953)	(213,813)
Net increase (decrease)	(9,036)	3,156	$(127,835)	$41,334
Fidelity Women's Leadership Fund
Shares sold	963,535	2,347,545	$14,042,715	$30,916,025
Reinvestment of distributions	41,573	42,668	618,490	537,622
Shares redeemed	(2,901,042)	(1,511,874)	(42,354,418)	(19,406,034)
Net increase (decrease)	(1,895,934)	878,339	$(27,693,213)	$12,047,613
Class I
Shares sold	365,609	444,612	$5,078,142	$5,699,005
Reinvestment of distributions	6,769	6,932	100,595	87,280
Shares redeemed	(342,100)	(309,351)	(4,790,855)	(3,964,930)
Net increase (decrease)	30,278	142,193	$387,882	$1,821,355
Class Z
Shares sold	425,187	325,511	$6,183,243	$4,239,577
Reinvestment of distributions	5,982	4,454	89,229	56,255
Shares redeemed	(235,141)	(195,364)	(3,533,703)	(2,559,457)
Net increase (decrease)	196,028	134,601	$2,738,769	$1,736,375
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Women's Leadership Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Women's Leadership Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from May 1, 2019 (commencement of operations) through April 30, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 1, 2019 (commencement of operations) through April 30, 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 14, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Chief of Engineers and Commanding General, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present), on the Advisory Board of Hilco Redevelopment Partners (a real estate investment and redevelopment company, 2021-present), and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee, Compensation Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board of Roosevelt University (2019-2024) and member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Audit Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions) and as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-2023). Mr. Thomas currently serves as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present) and as a member and Vice Chair of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Association for the Performing Arts (2011-2023), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Senior Vice President, Vice President, Assistant Treasurer, or Director of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2023 to April 30, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period- C November 1, 2023 to April 30, 2024
Fidelity® Women's Leadership Fund
Class A	1.03%
Actual		$ 1,000	$ 1,221.60	$ 5.69
Hypothetical-B		$ 1,000	$ 1,019.74	$ 5.17
Class M	1.28%
Actual		$ 1,000	$ 1,219.70	$ 7.06
Hypothetical-B		$ 1,000	$ 1,018.50	$ 6.42
Class C	1.77%
Actual		$ 1,000	$ 1,216.60	$ 9.75
Hypothetical-B		$ 1,000	$ 1,016.06	$ 8.87
Fidelity® Women's Leadership Fund **	.75%
Actual		$ 1,000	$ 1,222.60	$ 4.14
Hypothetical-B		$ 1,000	$ 1,021.13	$ 3.77
Class I **	.73%
Actual		$ 1,000	$ 1,223.60	$ 4.04
Hypothetical-B		$ 1,000	$ 1,021.23	$ 3.67
Class Z **	.63%
Actual		$ 1,000	$ 1,223.50	$ 3.48
Hypothetical-B		$ 1,000	$ 1,021.73	$ 3.17

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the entire current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
Fidelity® Women's Leadership Fund
Fidelity® Women's Leadership Fund	.68%
Actual		$ 3.76
Hypothetical- B		$ 3.42
Class I	.69%
Actual		$ 3.82
Hypothetical- B		$ 3.47
Class Z	.57%
Actual		$ 3.15
Hypothetical- B		$ 2.87

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses
Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

Class A, Class M, Class I, and Class Z designate 100% of each dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class I, and Class Z designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Fidelity Women's Leadership Fund
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund and each class into a single class-level fee based on tiered schedules and subject to a maximum class-level rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each class of the fund would be no higher than the sum of (i) the lowest contractual management fee rate under the fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to the fund for the same services. The Board noted that certain expenses such as performance adjustments, third-party expenses, Rule 12b-1 fees, and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee. The Board considered that, under the Management Contract, a different management fee rate will be applicable to each class of the fund. The Board noted that Fidelity has represented that the difference in expenses between classes is based on differences in class-specific expenses and not due to any difference in advisory or third-party custodial fees or other expenses related to the management of the fund's assets.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9893105.104
WLF-ANN-0624
Fidelity® Short Duration High Income Fund

Annual Report
April 30, 2024
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2024	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	3.79%	1.98%	2.34%
Class M (incl. 4.00% sales charge)	3.68%	1.96%	2.33%
Class C (incl. contingent deferred sales charge)	6.31%	2.05%	2.15%
Fidelity® Short Duration High Income Fund	8.42%	3.08%	3.02%
Class I	8.39%	3.07%	3.02%
Class Z	8.48%	3.14%	3.07%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Short Duration High Income Fund, a class of the fund, on April 30, 2014.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
High-yield bonds gained 8.89% for the 12 months ending April 30, 2024, according to the ICE BofA® US High Yield Constrained Index, driven by resilient corporate profits and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, the index advanced fairly steadily for most the period, highlighted by an especially strong final two months of 2023, when the index rose 8.72%. Following the Federal Reserve's November 1 meeting, when the central bank hinted it might be done raising rates, the high-yield index reversed a two-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. High yield continued to advance in 2024 but lost some of its momentum, gaining 1.51% through March, as the central bank held steady its benchmark federal funds rate and affirmed its projection to cut in 2024. The index slipped in April (-1%), when inflation remained stickier than expected. For the full 12 months, all 18 industries within the index advanced, with retail (+14%) leading, followed by financial services (+12%) and banking (+11%), which benefited from high interest rates. Energy, the largest segment in the high-yield index this period, gained 10%. Conversely, the telecommunications (+4%) group lagged most, followed by utility, capital goods and transportation (+6% each).
Comments from Co-Managers Jared Beckerman, Benjamin Harrison and Alexandre Karam:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 7% to 8%, versus 8.96% for the Fidelity Short Duration High Income Fund Composite Index and 8.36% for the ICE BofA 1-5 Year BB-B US Cash Pay High Yield Constrained Index. The fund's core investment in high-yield bonds increased 8.05% and detracted from performance versus the Composite index. By industry, the biggest relative detractors were our picks and an underweight in financial services. Security selection and an underweight in health care also hampered the fund's result, as did security selection in energy. The biggest individual relative detractor was an overweight in Icahn Enterprises (+2%), a large holdings. A non-benchmark stake in Cano Health returned -58% and was a second notable relative detractor. An overweight in Ardagh (-22%) also detracted. In contrast, the biggest contributor to performance versus the Composite index was security selection in media. Security selection in services also boosted relative performance, along with our choices and an overweight in basic industry. Lastly, the fund's position in cash contributed. The top individual relative contributor was an overweight in Dish Network (+23%), one of the fund's biggest holdings. A second notable relative contributor was an overweight in CenturyLink (+28%). Another notable relative contributor was Altice USA (+9%). Notable changes in positioning include higher allocations to the technology & electronics and real estate industries.
Note to shareholders:
On June 8, 2023, Michael Weaver came off of the fund. On January 1, 2024, Jared Beckerman assumed co-management responsibilities for the fund and its U.S. high-yield sleeve.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2024 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
TransDigm, Inc.	2.3
Occidental Petroleum Corp.	1.3
Royal Caribbean Cruises Ltd.	1.2
DISH Network Corp.	1.2
Carnival Corp.	1.2
Univision Communications, Inc.	1.2
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.1
MPT Operating Partnership LP/MPT Finance Corp.	1.1
Community Health Systems, Inc.	1.1
Sable International Finance Ltd.	1.0
12.7

Market Sectors (% of Fund's net assets)

Energy	14.5
Services	8.6
Technology	6.9
Healthcare	5.9
Chemicals	5.3

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments April 30, 2024
Showing Percentage of Net Assets
Corporate Bonds - 83.1%
	Principal Amount (a)	Value ($)
Convertible Bonds - 1.2%
Broadcasting - 0.7%
DISH Network Corp. 3.375% 8/15/26	2,700,000	1,646,995
Diversified Financial Services - 0.0%
Coinbase Global, Inc. 0.25% 4/1/30 (b)	10,000	9,031
Energy - 0.0%
Sunnova Energy International, Inc. 0.25% 12/1/26	134,000	59,998
Homebuilders/Real Estate - 0.2%
Realogy Group LLC/Realogy Co-Issuer Corp. 0.25% 6/15/26	510,000	415,650
Technology - 0.3%
Global Payments, Inc. 1.5% 3/1/31 (b)	348,000	345,912
Wolfspeed, Inc. 1.875% 12/1/29	648,000	372,276
		718,188
TOTAL CONVERTIBLE BONDS		2,849,862
Nonconvertible Bonds - 81.9%
Aerospace - 3.7%
Bombardier, Inc.:
6% 2/15/28 (b)	125,000	121,899
7.875% 4/15/27 (b)	720,000	715,513
Howmet Aerospace, Inc.:
5.9% 2/1/27	455,000	456,866
6.875% 5/1/25	1,248,000	1,257,422
Rolls-Royce PLC 5.75% 10/15/27 (b)	475,000	469,790
Spirit Aerosystems, Inc. 9.75% 11/15/30 (b)	210,000	232,312
TransDigm, Inc.:
5.5% 11/15/27	1,235,000	1,199,494
6.375% 3/1/29 (b)	1,160,000	1,151,141
6.75% 8/15/28 (b)	2,935,000	2,953,348
		8,557,785
Air Transportation - 2.2%
American Airlines, Inc. 7.25% 2/15/28 (b)	380,000	382,151
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (b)	1,866,667	1,845,012
Rand Parent LLC 8.5% 2/15/30 (b)	1,570,000	1,552,600
United Airlines, Inc. 4.375% 4/15/26 (b)	1,325,000	1,274,497
		5,054,260
Automotive & Auto Parts - 0.9%
Aston Martin Capital Holdings Ltd. 10% 3/31/29 (b)	200,000	194,750
Clarios Global LP / Clarios U.S. Finance Co. 6.75% 5/15/28 (b)	180,000	180,366
Macquarie AirFinance Holdings:
8.125% 3/30/29 (b)	485,000	507,166
8.375% 5/1/28 (b)	600,000	629,910
McLaren Finance PLC 7.5% 8/1/26 (b)	70,000	60,795
Phinia, Inc. 6.75% 4/15/29 (b)	180,000	180,641
Real Hero Merger Sub 2 6.25% 2/1/29 (b)	30,000	25,701
Wand NewCo 3, Inc. 7.625% 1/30/32 (b)	295,000	299,897
		2,079,226
Banks & Thrifts - 0.8%
Ally Financial, Inc. 3.875% 5/21/24	970,000	968,712
VistaJet Malta Finance PLC / XO Management Holding, Inc. 7.875% 5/1/27 (b)	385,000	342,380
Western Alliance Bancorp. 3% 6/15/31 (c)	520,000	442,244
		1,753,336
Broadcasting - 2.2%
Clear Channel Outdoor Holdings, Inc.:
7.875% 4/1/30 (b)	235,000	230,408
9% 9/15/28 (b)	1,025,000	1,053,766
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% (b)(d)	410,000	10,250
DISH Network Corp. 11.75% 11/15/27 (b)	1,130,000	1,139,082
iHeartCommunications, Inc. 4.75% 1/15/28 (b)	525,000	374,882
Sirius XM Radio, Inc. 3.125% 9/1/26 (b)	1,995,000	1,856,808
Univision Communications, Inc. 8% 8/15/28 (b)	370,000	369,564
		5,034,760
Building Materials - 0.6%
Advanced Drain Systems, Inc. 5% 9/30/27 (b)	245,000	237,244
AmeriTex Holdco Intermediate LLC 10.25% 10/15/28 (b)	355,000	373,950
Beacon Roofing Supply, Inc. 6.5% 8/1/30 (b)	195,000	194,663
Eco Material Technologies, Inc. 7.875% 1/31/27 (b)	135,000	135,992
Global Infrastructure Solutions, Inc. 5.625% 6/1/29 (b)	185,000	166,213
SRS Distribution, Inc. 4.625% 7/1/28 (b)	95,000	94,646
Summit Materials LLC/Summit Materials Finance Corp. 7.25% 1/15/31 (b)	180,000	184,500
		1,387,208
Cable/Satellite TV - 1.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125% 5/1/27 (b)	2,425,000	2,272,643
DISH DBS Corp. 5.25% 12/1/26 (b)	800,000	629,107
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)	200,000	188,750
		3,090,500
Capital Goods - 1.1%
ESAB Corp. 6.25% 4/15/29 (b)	1,190,000	1,185,535
TK Elevator U.S. Newco, Inc. 5.25% 7/15/27 (b)	1,300,000	1,243,539
		2,429,074
Chemicals - 3.9%
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/31 (b)	590,000	601,725
Cerdia Finanz GmbH 10.5% 2/15/27 (b)	130,000	134,693
Compass Minerals International, Inc. 6.75% 12/1/27 (b)	205,000	192,249
Kobe U.S. Midco 2, Inc. 9.25% 11/1/26 pay-in-kind (b)(c)	814,000	693,935
LSB Industries, Inc. 6.25% 10/15/28 (b)	740,000	701,493
Methanex Corp. 5.125% 10/15/27	900,000	865,595
NOVA Chemicals Corp.:
5% 5/1/25 (b)	1,005,000	986,222
5.25% 6/1/27 (b)	400,000	376,282
9% 2/15/30 (b)	110,000	113,344
SCIH Salt Holdings, Inc.:
4.875% 5/1/28 (b)	1,995,000	1,854,928
6.625% 5/1/29 (b)	300,000	276,805
SPCM SA 3.125% 3/15/27 (b)	395,000	362,698
The Chemours Co. LLC 5.375% 5/15/27	1,075,000	1,017,095
Tronox, Inc. 4.625% 3/15/29 (b)	530,000	472,807
W.R. Grace Holding LLC 7.375% 3/1/31 (b)	180,000	182,459
		8,832,330
Consumer Products - 1.9%
Coty, Inc. 5% 4/15/26 (b)	1,100,000	1,078,802
Gannett Holdings LLC 6% 11/1/26 (b)	75,000	69,308
Kohl's Corp. 4.25% 7/17/25	70,000	68,234
Mattel, Inc. 5.875% 12/15/27 (b)	460,000	457,431
Newell Brands, Inc. 5.7% 4/1/26	675,000	664,236
Tempur Sealy International, Inc. 4% 4/15/29 (b)	865,000	768,996
TKC Holdings, Inc.:
6.875% 5/15/28 (b)	390,000	368,152
10.5% 5/15/29 (b)	825,000	789,403
		4,264,562
Containers - 2.3%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (b)	870,000	725,020
Berry Global, Inc. 4.875% 7/15/26 (b)	425,000	415,879
Mauser Packaging Solutions Holding Co.:
7.875% 4/15/27 (b)	525,000	534,844
9.25% 4/15/27 (b)	550,000	538,986
Owens-Brockway Glass Container, Inc. 7.25% 5/15/31 (b)	750,000	751,148
Sealed Air Corp. 5% 4/15/29 (b)	1,500,000	1,411,219
Sealed Air Corp./Sealed Air Corp. U.S. 6.125% 2/1/28 (b)	515,000	508,725
Trivium Packaging Finance BV 8.5% 8/15/27 (b)	450,000	445,618
		5,331,439
Diversified Financial Services - 3.3%
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (b)	225,000	202,500
Encore Capital Group, Inc. 9.25% 4/1/29 (b)	200,000	204,329
Fortress Transportation & Infrastructure Investors LLC 7.875% 12/1/30 (b)	385,000	399,922
Freedom Mortgage Corp. 6.625% 1/15/27 (b)	250,000	240,629
GGAM Finance Ltd.:
6.875% 4/15/29 (b)	295,000	294,723
7.75% 5/15/26 (b)	1,240,000	1,259,684
Gn Bondco LLC 9.5% 10/15/31 (b)	410,000	393,732
Hightower Holding LLC 6.75% 4/15/29 (b)	150,000	140,790
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24	690,000	685,922
5.25% 5/15/27	1,310,000	1,197,013
6.25% 5/15/26	750,000	729,424
Jefferson Capital Holding 9.5% 2/15/29 (b)	185,000	188,230
Navient Corp. 6.75% 6/15/26	250,000	249,166
OneMain Finance Corp.:
3.5% 1/15/27	235,000	216,202
6.875% 3/15/25	1,090,000	1,097,139
		7,499,405
Diversified Media - 0.2%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (b)	425,000	395,474
Energy - 14.1%
Altus Midstream LP 6.625% 12/15/28 (b)	465,000	467,239
Baytex Energy Corp. 7.375% 3/15/32 (b)	305,000	307,593
Berry Petroleum Co. LLC 7% 2/15/26 (b)	100,000	99,126
Buckeye Partners LP:
4.125% 3/1/25 (b)	525,000	513,659
4.125% 12/1/27	1,400,000	1,303,549
California Resources Corp. 7.125% 2/1/26 (b)	250,000	251,384
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
9.75% 7/15/28 (b)	315,000	302,027
11% 4/15/25 (b)	3,000	3,002
Cheniere Energy, Inc. 4.625% 10/15/28	625,000	597,442
Chesapeake Energy Corp. 5.5% 2/1/26 (b)	180,000	177,722
Chord Energy Corp. 6.375% 6/1/26 (b)	100,000	99,959
Citgo Petroleum Corp. 6.375% 6/15/26 (b)	525,000	524,187
Comstock Resources, Inc. 6.75% 3/1/29 (b)	120,000	114,253
Continental Resources, Inc. 2.268% 11/15/26 (b)	100,000	91,729
CrownRock LP/CrownRock Finance, Inc. 5.625% 10/15/25 (b)	850,000	845,301
CVR Energy, Inc. 8.5% 1/15/29 (b)	585,000	586,443
DCP Midstream Operating LP 5.375% 7/15/25	335,000	333,321
Delek Logistics Partners LP/Delek Logistics Finance Corp.:
7.125% 6/1/28 (b)	80,000	78,137
8.625% 3/15/29 (b)	630,000	634,767
Energy Transfer LP:
6% 2/1/29 (b)	560,000	559,237
7.375% 2/1/31 (b)	525,000	541,386
EnLink Midstream Partners LP 4.85% 7/15/26	525,000	510,605
EQM Midstream Partners LP:
6% 7/1/25 (b)	147,000	146,755
7.5% 6/1/27 (b)	850,000	866,001
EQT Corp. 3.125% 5/15/26 (b)	175,000	165,347
Genesis Energy LP/Genesis Energy Finance Corp. 8% 1/15/27	1,145,000	1,157,920
Global Partners LP/GLP Finance Corp. 7% 8/1/27	2,157,000	2,139,935
Gulfport Energy Corp. 8% 5/17/26	100,000	101,288
Harvest Midstream I LP 7.5% 5/15/32 (b)	430,000	430,533
Hess Midstream Operations LP 5.625% 2/15/26 (b)	900,000	889,888
HF Sinclair Corp. 6.375% 4/15/27 (b)	105,000	105,012
Kodiak Gas Services LLC 7.25% 2/15/29 (b)	345,000	347,488
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp. 6% 8/1/26 (b)	475,000	468,671
Matador Resources Co. 6.5% 4/15/32 (b)	400,000	396,436
Mesquite Energy, Inc. 7.25% (b)(d)(e)	135,000	0
New Fortress Energy, Inc.:
6.5% 9/30/26 (b)	615,000	588,102
6.75% 9/15/25 (b)	659,000	650,903
8.75% 3/15/29 (b)	690,000	672,922
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.125% 2/15/29 (b)	345,000	350,492
Northern Oil & Gas, Inc. 8.75% 6/15/31 (b)	285,000	299,793
NuStar Logistics LP 6% 6/1/26	150,000	148,846
Occidental Petroleum Corp.:
5.875% 9/1/25	1,650,000	1,650,045
6.95% 7/1/24	424,000	424,470
8.5% 7/15/27	750,000	801,533
PBF Holding Co. LLC/PBF Finance Corp. 7.875% 9/15/30 (b)	580,000	596,521
PDC Energy, Inc. 5.75% 5/15/26	650,000	649,629
Prairie Acquiror LP 9% 8/1/29 (b)	185,000	188,961
Precision Drilling Corp. 7.125% 1/15/26 (b)	556,000	555,968
Range Resources Corp. 4.875% 5/15/25	450,000	446,186
Seadrill Finance Ltd. 8.375% 8/1/30 (b)	430,000	447,962
Sitio Royalties OP / Sitio Finance Corp. 7.875% 11/1/28 (b)	1,002,000	1,030,400
SM Energy Co. 6.625% 1/15/27	431,000	428,787
Southwestern Energy Co. 5.7% 1/23/25 (f)	428,000	426,055
Sunnova Energy Corp. 5.875% 9/1/26 (b)	810,000	503,779
Sunoco LP/Sunoco Finance Corp. 6% 4/15/27	1,010,000	997,786
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 6% 3/1/27 (b)	750,000	730,553
Talos Production, Inc. 9% 2/1/29 (b)	100,000	105,506
Transocean Aquila Ltd. 8% 9/30/28 (b)	540,000	549,231
Transocean, Inc. 8.75% 2/15/30 (b)	585,000	609,967
U.S.A. Compression Partners LP/U.S.A. Compression Finance Corp. 7.125% 3/15/29 (b)	280,000	278,209
Valaris Ltd. 8.375% 4/30/30 (b)	305,000	313,666
Venture Global Calcasieu Pass LLC 6.25% 1/15/30 (b)	265,000	262,010
Western Gas Partners LP 4.65% 7/1/26	1,300,000	1,269,798
		32,135,422
Entertainment/Film - 0.6%
Live Nation Entertainment, Inc. 4.75% 10/15/27 (b)	1,450,000	1,366,585
Environmental - 0.4%
Clean Harbors, Inc. 6.375% 2/1/31 (b)	210,000	208,046
GFL Environmental, Inc. 6.75% 1/15/31 (b)	180,000	181,455
Madison IAQ LLC 4.125% 6/30/28 (b)	700,000	649,355
		1,038,856
Food & Drug Retail - 0.9%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.25% 3/15/26 (b)	1,100,000	1,044,697
6.5% 2/15/28 (b)	985,000	984,107
		2,028,804
Food/Beverage/Tobacco - 1.1%
C&S Group Enterprises LLC 5% 12/15/28 (b)	380,000	291,345
Chobani LLC/Finance Corp., Inc. 7.625% 7/1/29 (b)	265,000	267,803
Fiesta Purchaser, Inc. 7.875% 3/1/31 (b)	210,000	213,982
KeHE Distributor / Nextwave 9% 2/15/29 (b)	345,000	348,352
Performance Food Group, Inc. 5.5% 10/15/27 (b)	400,000	387,188
Post Holdings, Inc.:
5.625% 1/15/28 (b)	125,000	121,307
6.25% 2/15/32 (b)	655,000	646,254
Turning Point Brands, Inc. 5.625% 2/15/26 (b)	100,000	97,805
United Natural Foods, Inc. 6.75% 10/15/28 (b)	95,000	72,906
		2,446,942
Gaming - 3.6%
Affinity Interactive 6.875% 12/15/27 (b)	1,030,000	921,906
Boyd Gaming Corp. 4.75% 12/1/27	475,000	450,011
Caesars Entertainment, Inc.:
6.5% 2/15/32 (b)	665,000	655,187
8.125% 7/1/27 (b)	900,000	912,148
Churchill Downs, Inc.:
4.75% 1/15/28 (b)	300,000	283,444
6.75% 5/1/31 (b)	495,000	491,411
International Game Technology PLC 4.125% 4/15/26 (b)	825,000	794,466
Las Vegas Sands Corp. 3.5% 8/18/26	400,000	376,883
Light & Wonder International, Inc. 7% 5/15/28 (b)	1,000,000	1,003,472
Melco Resorts Finance Ltd. 5.25% 4/26/26 (b)	200,000	191,925
Ontario Gaming Gta LP/Otg Co.-I 8% 8/1/30 (b)	275,000	279,210
Raptor Acquisition Corp. / Raptor Co-Issuer LLC 4.875% 11/1/26 (b)	95,000	90,311
Station Casinos LLC 6.625% 3/15/32 (b)	350,000	342,980
Studio City Finance Ltd. 5% 1/15/29 (b)	225,000	192,938
VICI Properties LP / VICI Note Co.:
3.5% 2/15/25 (b)	715,000	700,705
4.625% 6/15/25 (b)	300,000	295,156
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (b)	325,000	314,071
		8,296,224
Healthcare - 5.1%
1375209 BC Ltd. 9% 1/30/28 (b)	562,000	551,727
Bausch Health Companies, Inc.:
5.5% 11/1/25 (b)	1,085,000	1,010,622
11% 9/30/28 (b)	850,000	663,417
14% 10/15/30 (b)	197,000	127,065
Centene Corp. 3% 10/15/30	210,000	176,034
Community Health Systems, Inc.:
5.625% 3/15/27 (b)	1,950,000	1,785,501
6.875% 4/15/29 (b)	750,000	557,549
HCA Holdings, Inc. 5.875% 2/15/26	650,000	650,303
IQVIA, Inc. 5% 5/15/27 (b)	1,675,000	1,617,054
Medline Borrower LP / Medline Co. 6.25% 4/1/29 (b)	470,000	466,994
Modivcare, Inc. 5.875% 11/15/25 (b)	250,000	243,827
Molina Healthcare, Inc. 3.875% 5/15/32 (b)	235,000	196,643
Organon & Co. / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/28 (b)	550,000	500,916
Owens & Minor, Inc. 4.5% 3/31/29 (b)	65,000	58,270
RegionalCare Hospital Partners Holdings, Inc. 11% 10/15/30 (b)	290,000	308,674
Surgery Center Holdings, Inc. 7.25% 4/15/32 (b)	345,000	344,529
Tenet Healthcare Corp. 5.125% 11/1/27	2,300,000	2,225,077
U.S. Acute Care Solutions 9.75% 5/15/29 (b)	100,000	98,063
		11,582,265
Homebuilders/Real Estate - 4.2%
Beazer Homes U.S.A., Inc. 7.5% 3/15/31 (b)	185,000	182,859
Brookfield Property REIT, Inc./BPR Nimbus LLC/BPR Cumulus LLC/GGSI Sellco LLC 5.75% 5/15/26 (b)	1,050,000	1,016,034
Greystar Real Estate Partners 7.75% 9/1/30 (b)	230,000	236,896
HAT Holdings I LLC/HAT Holdings II LLC 8% 6/15/27 (b)	285,000	292,167
Landsea Homes Corp. 8.875% 4/1/29 (b)	230,000	225,688
LGI Homes, Inc. 8.75% 12/15/28 (b)	195,000	202,842
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	1,700,000	1,390,532
5.25% 8/1/26	1,285,000	1,170,406
Railworks Holdings LP 8.25% 11/15/28 (b)	230,000	229,698
Rithm Capital Corp. 8% 4/1/29 (b)	140,000	136,901
Safehold Operating Partnership LP 2.85% 1/15/32	710,000	569,445
Service Properties Trust 7.5% 9/15/25	800,000	805,904
Starwood Property Trust, Inc. 4.75% 3/15/25	1,500,000	1,481,578
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC:
4.75% 4/15/28 (b)	500,000	438,525
6.5% 2/15/29 (b)	1,400,000	1,125,497
		9,504,972
Hotels - 0.1%
Hilton Grand Vacations Borrower Escrow LLC 6.625% 1/15/32 (b)	230,000	226,749
Insurance - 0.4%
Acrisure LLC / Acrisure Finance, Inc. 8.25% 2/1/29 (b)	530,000	525,646
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer:
6.75% 10/15/27 (b)	30,000	29,419
7% 1/15/31 (b)	200,000	200,626
Enact Holdings, Inc. 6.5% 8/15/25 (b)	200,000	199,820
		955,511
Leisure - 3.6%
Amer Sports Co. 6.75% 2/16/31 (b)	235,000	231,434
Carnival Corp.:
7.625% 3/1/26 (b)	2,430,000	2,445,073
10.5% 6/1/30 (b)	245,000	266,072
NCL Corp. Ltd.:
5.875% 3/15/26 (b)	400,000	391,928
5.875% 2/15/27 (b)	525,000	512,856
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27 (b)	120,000	116,780
5.5% 8/31/26 (b)	1,435,000	1,407,638
5.5% 4/1/28 (b)	600,000	584,020
6.25% 3/15/32 (b)	230,000	226,728
7.25% 1/15/30 (b)	445,000	457,621
Six Flags Entertainment Corp. 5.5% 4/15/27 (b)	550,000	530,716
Viking Cruises Ltd. 9.125% 7/15/31 (b)	1,000,000	1,072,609
		8,243,475
Metals/Mining - 1.3%
Alcoa Nederland Holding BV 7.125% 3/15/31 (b)	90,000	91,036
Arsenal AIC Parent LLC 8% 10/1/30 (b)	110,000	114,528
Cleveland-Cliffs, Inc.:
6.75% 4/15/30 (b)	195,000	190,416
7% 3/15/32 (b)	350,000	341,821
ERO Copper Corp. 6.5% 2/15/30 (b)	340,000	319,804
Howmet Aerospace, Inc. 5.125% 10/1/24	48,000	47,757
HudBay Minerals, Inc. 4.5% 4/1/26 (b)	880,000	851,088
Mineral Resources Ltd. 9.25% 10/1/28 (b)	185,000	193,942
Novelis Corp. 3.25% 11/15/26 (b)	950,000	888,215
		3,038,607
Paper - 0.3%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 6% 6/15/27 (b)	690,000	668,857
Railroad - 0.1%
Genesee & Wyoming, Inc. 6.25% 4/15/32 (b)	355,000	352,831
Restaurants - 0.5%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (b)	675,000	622,696
5.75% 4/15/25 (b)	375,000	373,257
Garden SpinCo Corp. 8.625% 7/20/30 (b)	55,000	57,991
		1,053,944
Services - 6.7%
AECOM 5.125% 3/15/27	930,000	903,500
Allied Universal Holdco LLC 7.875% 2/15/31 (b)	340,000	340,751
APX Group, Inc. 6.75% 2/15/27 (b)	1,505,000	1,495,017
Aramark Services, Inc. 5% 4/1/25 (b)	1,025,000	1,014,888
Artera Services LLC 8.5% 2/15/31 (b)	695,000	711,162
Brand Industrial Services, Inc. 10.375% 8/1/30 (b)	765,000	820,921
Camelot Finance SA 4.5% 11/1/26 (b)	950,000	904,743
CoreCivic, Inc.:
4.75% 10/15/27	35,000	32,628
8.25% 4/15/29	235,000	242,824
CoreLogic, Inc. 4.5% 5/1/28 (b)	590,000	510,484
Iron Mountain, Inc. 4.875% 9/15/27 (b)	475,000	453,304
Life Time, Inc. 5.75% 1/15/26 (b)	425,000	420,378
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (b)	360,000	339,300
Prime Securities Services Borrower LLC/Prime Finance, Inc. 5.75% 4/15/26 (b)	875,000	863,994
Sabre GLBL, Inc. 8.625% 6/1/27 (b)	758,000	670,736
Sotheby's 7.375% 10/15/27 (b)	215,000	200,363
Staples, Inc. 7.5% 4/15/26 (b)	700,000	674,882
The GEO Group, Inc.:
8.625% 4/15/29 (b)	500,000	506,180
10.25% 4/15/31 (b)	470,000	484,542
TriNet Group, Inc. 7.125% 8/15/31 (b)	510,000	512,572
Uber Technologies, Inc. 7.5% 9/15/27 (b)	925,000	941,764
United Rentals North America, Inc.:
3.875% 11/15/27	550,000	513,487
6.125% 3/15/34 (b)	585,000	571,184
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (b)	1,265,000	1,226,431
		15,356,035
Super Retail - 1.2%
At Home Group, Inc. 4.875% 7/15/28 (b)	60,000	28,350
Carvana Co.:
4.875% 9/1/29 (b)	80,000	52,175
5.875% 10/1/28 (b)	115,000	77,401
EG Global Finance PLC 12% 11/30/28 (b)	1,610,000	1,661,999
Hanesbrands, Inc. 4.875% 5/15/26 (b)	900,000	870,483
Upbound Group, Inc. 6.375% 2/15/29 (b)	30,000	28,799
		2,719,207
Technology - 6.1%
Acuris Finance U.S. 5% 5/1/28 (b)	1,280,000	1,161,202
CNT PRNT/CDK GLO II/FIN 8% 6/15/29 (b)	1,005,000	1,033,950
CommScope, Inc. 6% 3/1/26 (b)	775,000	692,656
Elastic NV 4.125% 7/15/29 (b)	225,000	200,364
GrafTech Global Enterprises, Inc. 9.875% 12/15/28 (b)	175,000	131,567
HTA Group Ltd. 7% 12/18/25 (b)	1,700,000	1,697,344
MicroStrategy, Inc. 6.125% 6/15/28 (b)	85,000	78,776
Open Text Corp. 3.875% 2/15/28 (b)	1,700,000	1,551,769
Qorvo, Inc. 4.375% 10/15/29	1,350,000	1,245,761
Seagate HDD Cayman 8.25% 12/15/29 (b)	165,000	175,376
Sensata Technologies BV 5% 10/1/25 (b)	2,300,000	2,270,441
SS&C Technologies, Inc. 5.5% 9/30/27 (b)	2,000,000	1,944,036
UKG, Inc. 6.875% 2/1/31 (b)	285,000	285,543
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (b)	625,000	568,605
Virtusa Corp. 7.125% 12/15/28 (b)	50,000	45,055
VM Consolidated, Inc. 5.5% 4/15/29 (b)	875,000	823,443
		13,905,888
Telecommunications - 4.8%
Altice Financing SA 5% 1/15/28 (b)	1,400,000	1,104,889
Altice France SA:
5.125% 7/15/29 (b)	1,200,000	781,639
8.125% 2/1/27 (b)	410,000	308,674
C&W Senior Finance Ltd. 6.875% 9/15/27 (b)	25,000	23,673
Cogent Communications Group, Inc. 7% 6/15/27 (b)	675,000	666,351
Consolidated Communications, Inc. 5% 10/1/28 (b)	385,000	319,596
Hughes Satellite Systems Corp. 5.25% 8/1/26	525,000	434,695
Level 3 Financing, Inc.:
10.5% 5/15/30 (b)	260,000	257,640
11% 11/15/29 (b)	168,736	172,195
Sable International Finance Ltd. 5.75% 9/7/27 (b)	2,402,000	2,282,777
SBA Communications Corp. 3.875% 2/15/27	1,550,000	1,456,685
T-Mobile U.S.A., Inc.:
2.25% 2/15/26	1,210,000	1,140,771
2.625% 4/15/26	320,000	302,333
Telecom Italia SpA 5.303% 5/30/24 (b)	800,000	798,046
ViaSat, Inc. 5.625% 9/15/25 (b)	550,000	528,416
Zayo Group Holdings, Inc. 4% 3/1/27 (b)	450,000	358,183
		10,936,563
Transportation Ex Air/Rail - 0.5%
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (b)	70,000	58,748
Seaspan Corp. 5.5% 8/1/29 (b)	645,000	554,719
XPO, Inc. 6.25% 6/1/28 (b)	470,000	468,242
		1,081,709
Utilities - 1.9%
Calpine Corp. 5.125% 3/15/28 (b)	750,000	711,424
NextEra Energy Partners LP:
4.25% 7/15/24 (b)	500,000	497,880
4.25% 9/15/24 (b)	41,000	40,430
7.25% 1/15/29 (b)	465,000	470,993
PG&E Corp. 5% 7/1/28	460,000	438,301
Pike Corp. 8.625% 1/31/31 (b)	275,000	288,081
Solaris Midstream Holdings LLC 7.625% 4/1/26 (b)	120,000	120,468
Vistra Operations Co. LLC:
5% 7/31/27 (b)	825,000	785,175
5.625% 2/15/27 (b)	805,000	783,224
7.75% 10/15/31 (b)	255,000	261,526
		4,397,502
TOTAL NONCONVERTIBLE BONDS		187,046,307
TOTAL CORPORATE BONDS (Cost $188,944,305)		189,896,169

Common Stocks - 0.1%
	Shares	Value ($)
Diversified Financial Services - 0.0%
Lime Tree Bay Ltd. (e)(g)	80	5,146
Energy - 0.1%
California Resources Corp. warrants 10/27/24 (g)	2	34
Forbes Energy Services Ltd. (e)(g)	6,468	1
Mesquite Energy, Inc. (e)(g)	1,922	157,363
TOTAL ENERGY		157,398
TOTAL COMMON STOCKS (Cost $338,982)		162,544

Bank Loan Obligations - 10.9%
	Principal Amount (a)	Value ($)
Automotive & Auto Parts - 0.2%
CWGS Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9301% 6/3/28 (c)(h)(i)	438,579	429,031
Broadcasting - 1.0%
Diamond Sports Group LLC:
2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.6625% (c)(d)(h)(i)	196,992	4,580
term loan 10% 8/2/27 (i)	40,404	64,108
Univision Communications, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6802% 1/31/29 (c)(h)(i)	2,324,127	2,316,387
TOTAL BROADCASTING		2,385,075
Building Materials - 0.8%
Acproducts Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.8135% 5/17/28 (c)(h)(i)	612,499	530,271
Oscar AcquisitionCo LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.9019% 4/29/29 (c)(h)(i)	492,500	494,426
SRS Distribution, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9302% 6/4/28 (c)(h)(i)	849,119	855,105
TOTAL BUILDING MATERIALS		1,879,802
Chemicals - 1.4%
ARC Falcon I, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.9157% 9/30/28 (c)(h)(i)	395,193	394,699
Aruba Investment Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4157% 11/24/27 (c)(h)(i)	365,531	354,411
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8157% 11/15/30 (c)(h)(i)	400,000	386,376
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.6813% 10/4/29 (c)(h)(i)	365,665	364,981
Hexion Holdings Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.9757% 3/15/29 (c)(h)(i)	395,211	387,864
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.321% 11/9/28 (c)(h)(i)	711,065	712,054
SCIH Salt Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4418% 3/16/27 (c)(h)(i)	31,876	31,929
W.R. Grace Holding LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.321% 9/22/28 (c)(h)(i)	556,602	556,602
TOTAL CHEMICALS		3,188,916
Consumer Products - 0.1%
Conair Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1802% 5/17/28 (c)(h)(i)	24,375	24,175
TKC Holdings, Inc. 1LN, term loan 13.5% 2/14/27 (c)(i)	242,725	190,540
TOTAL CONSUMER PRODUCTS		214,715
Diversified Financial Services - 0.4%
Hightower Holding LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5861% 4/21/28 (c)(h)(i)	832,299	834,905
Energy - 0.0%
DT Midstream, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4302% 6/12/28 (c)(h)(i)	15,973	16,030
Forbes Energy Services LLC Tranche B, term loan 0% (c)(d)(e)(i)	60,604	0
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (d)(e)(h)(i)	35,876	0
term loan 0% (c)(d)(e)(i)	15,000	0
TOTAL ENERGY		16,030
Environmental - 0.3%
LRS Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 9.6946% 6/28/28 (c)(h)(i)	684,250	683,395
Food/Beverage/Tobacco - 0.2%
Del Monte Foods, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6802% 5/16/29 (c)(h)(i)	363,157	306,867
Triton Water Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.8135% 3/31/28 (c)(h)(i)	53,488	53,238
TOTAL FOOD/BEVERAGE/TOBACCO		360,105
Gaming - 0.1%
Fertitta Entertainment LLC NV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.069% 1/27/29 (c)(h)(i)	317,596	318,165
Healthcare - 0.8%
Cano Health, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4626% (c)(d)(h)(i)	654,606	164,470
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 11.000% 16.3215% 10/7/24 (c)(e)(h)(i)	104,095	106,177
Tranche DD, term loan CME Term SOFR 1 Month Index + 11.000% 16.3215% 10/7/24 (c)(e)(h)(i)	67,910	69,268
Confluent Health LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4302% 11/30/28 (c)(h)(i)	14,713	14,511
Insulet Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3157% 5/4/28 (c)(h)(i)	19,450	19,499
Jazz Financing Lux SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4302% 5/5/28 (c)(h)(i)	48,165	48,436
MED ParentCo LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3157% 4/5/31 (c)(h)(i)	438,402	438,503
Medline Borrower LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0683% 10/23/28 (c)(h)(i)	102,656	102,883
Organon & Co. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.4334% 6/2/28 (c)(h)(i)	804,266	807,532
Packaging Coordinators Midco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 9.071% 11/30/27 (c)(h)(i)	14,623	14,664
Phoenix Newco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6918% 11/15/28 (c)(h)(i)	58,800	58,953
U.S. Anesthesia Partners, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6918% 10/1/28 (c)(h)(i)	29,250	28,257
TOTAL HEALTHCARE		1,873,153
Hotels - 0.0%
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.8157% 8/2/28 (c)(h)(i)	48,750	48,781
Insurance - 0.5%
Alliant Holdings Intermediate LLC Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8189% 11/6/30 (c)(h)(i)	381,656	383,034
Asurion LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4157% 8/19/28 (c)(h)(i)	365,625	354,656
USI, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3019% 11/22/29 (c)(h)(i)	365,644	366,353
TOTAL INSURANCE		1,104,043
Leisure - 0.2%
Hayward Industries, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1802% 5/28/28 (c)(h)(i)	389,000	389,000
MajorDrive Holdings IV LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.571% 5/12/28 (c)(h)(i)	24,313	24,404
TOTAL LEISURE		413,404
Metals/Mining - 0.1%
American Rock Salt Co. LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4302% 6/4/28 (c)(h)(i)	279,282	247,265
Paper - 0.5%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.670% 9.0907% 4/13/29 (c)(h)(i)	1,122,134	1,126,342
Services - 1.9%
ABG Intermediate Holdings 2 LLC Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9183% 12/21/28 (c)(h)(i)	560,218	562,598
Allied Universal Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9.1657% 5/14/28 (c)(h)(i)	1,453,293	1,453,570
Ascend Learning LLC:
2LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.1657% 12/10/29 (c)(h)(i)	20,000	19,583
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9157% 12/10/28 (c)(h)(i)	879,593	875,925
Brand Industrial Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.819% 8/1/30 (c)(h)(i)	263,675	264,390
CHG Healthcare Services, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6802% 9/30/28 (c)(h)(i)	14,625	14,645
CoreLogic, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9302% 6/2/28 (c)(h)(i)	48,750	46,922
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4059% 4/11/29 (c)(h)(i)	407,368	382,021
Spin Holdco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5854% 3/4/28 (c)(h)(i)	890,420	783,151
TOTAL SERVICES		4,402,805
Super Retail - 0.9%
Empire Today LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.5911% 4/1/28 (c)(h)(i)	487,469	338,791
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1802% 3/5/28 (c)(h)(i)	1,150,433	1,149,812
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1773% 12/18/27 (c)(h)(i)	503,935	504,146
TOTAL SUPER RETAIL		1,992,749
Technology - 0.5%
Acuris Finance U.S., Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4519% 2/16/28 (c)(h)(i)	10,156	10,152
Applied Systems, Inc. Tranche 2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.5594% 2/23/32 (c)(h)(i)	5,000	5,160
Athenahealth Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.5657% 2/15/29 (c)(h)(i)	849,028	846,905
DG Investment Intermediate Holdings, Inc.:
2LN, term loan CME Term SOFR 1 Month Index + 6.750% 12.1802% 3/31/29 (c)(h)(i)	80,000	75,300
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1802% 3/31/28 (c)(h)(i)	14,588	14,518
Maverick Bidco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2295% 5/18/28 (c)(h)(i)	292,519	291,056
TOTAL TECHNOLOGY		1,243,091
Telecommunications - 0.4%
Cablevision Lightpath LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6855% 11/30/27 (c)(h)(i)	477,672	467,125
Consolidated Communications, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9302% 10/2/27 (c)(h)(i)	250,000	234,028
Windstream Services LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.6657% 9/21/27 (c)(h)(i)	339,256	337,703
TOTAL TELECOMMUNICATIONS		1,038,856
Textiles/Apparel - 0.3%
Tory Burch LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.6918% 4/16/28 (c)(h)(i)	601,726	601,473
Utilities - 0.3%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0657% 1/20/31 (c)(h)(i)	602,275	602,528
TOTAL BANK LOAN OBLIGATIONS (Cost $25,024,842)		25,004,629

Preferred Securities - 0.8%
	Principal Amount (a)	Value ($)
Banks & Thrifts - 0.3%
Ally Financial, Inc.:
4.7% (c)(j)	220,000	188,946
4.7% (c)(j)	230,000	180,266
Wells Fargo & Co. 7.625% (c)(j)	290,000	306,057
TOTAL BANKS & THRIFTS		675,269
Diversified Financial Services - 0.2%
Charles Schwab Corp. 5.375% (c)(j)	515,000	513,862
Energy - 0.3%
Energy Transfer LP 3 month U.S. LIBOR + 4.020% 9.5966% (c)(h)(j)	625,000	637,720
TOTAL PREFERRED SECURITIES (Cost $1,598,661)		1,826,851

Money Market Funds - 4.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (k) (Cost $9,395,617)	9,393,738	9,395,617

TOTAL INVESTMENT IN SECURITIES - 99.0% (Cost $225,302,407)	226,285,810
NET OTHER ASSETS (LIABILITIES) - 1.0%	2,240,479
NET ASSETS - 100.0%	228,526,289

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $146,844,376 or 64.3% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Non-income producing - Security is in default.
(e)	Level 3 security
(f)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(g)	Non-income producing
(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(j)	Security is perpetual in nature with no stated maturity date.
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	35,169,742	161,718,674	187,492,917	1,082,589	157	(39)	9,395,617	0.0%
Total	35,169,742	161,718,674	187,492,917	1,082,589	157	(39)	9,395,617

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Energy	157,398	34	-	157,364
Financials	5,146	-	-	5,146

Corporate Bonds	189,896,169	-	189,896,169	-

Bank Loan Obligations	25,004,629	-	24,829,184	175,445

Preferred Securities	1,826,851	-	1,826,851	-

Money Market Funds	9,395,617	9,395,617	-	-
Total Investments in Securities:	226,285,810	9,395,651	216,552,204	337,955
Financial Statements
Statement of Assets and Liabilities
		April 30, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $215,906,790)	$216,890,193
Fidelity Central Funds (cost $9,395,617)	9,395,617

Total Investment in Securities (cost $225,302,407)		$226,285,810
Cash		59,476
Receivable for fund shares sold		254,344
Interest receivable		3,205,826
Distributions receivable from Fidelity Central Funds		48,175
Prepaid expenses		171
Receivable from investment adviser for expense reductions		1,370
Other receivables		7
Total assets		229,855,179
Liabilities
Payable for investments purchased	$832,933
Payable for fund shares redeemed	158,886
Distributions payable	137,869
Accrued management fee	126,968
Distribution and service plan fees payable	8,677
Other payables and accrued expenses	63,557
Total liabilities		1,328,890
Net Assets		$228,526,289
Net Assets consist of:
Paid in capital		$241,001,633
Total accumulated earnings (loss)		(12,475,344)
Net Assets		$228,526,289

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($26,215,370 ÷ 2,973,842 shares)(a)		$8.82
Maximum offering price per share (100/96.00 of $8.82)		$9.19
Class M :
Net Asset Value and redemption price per share ($2,065,459 ÷ 234,338 shares)(a)		$8.81
Maximum offering price per share (100/96.00 of $8.81)		$9.18
Class C :
Net Asset Value and offering price per share ($3,452,910 ÷ 391,645 shares)(a)		$8.82
Short Duration High Income :
Net Asset Value, offering price and redemption price per share ($180,997,180 ÷ 20,532,299 shares)		$8.82
Class I :
Net Asset Value, offering price and redemption price per share ($6,092,973 ÷ 691,129 shares)		$8.82
Class Z :
Net Asset Value, offering price and redemption price per share ($9,702,397 ÷ 1,100,166 shares)		$8.82
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended April 30, 2024
Investment Income
Dividends		$162,306
Interest		28,511,363
Income from Fidelity Central Funds		1,082,589
Total income		29,756,258
Expenses
Management fee	$2,084,243
Transfer agent fees	304,415
Distribution and service plan fees	96,948
Accounting fees and expenses	138,218
Custodian fees and expenses	13,383
Independent trustees' fees and expenses	2,076
Registration fees	106,197
Audit	73,016
Legal	1,318
Interest	35,167
Miscellaneous	1,586
Total expenses before reductions	2,856,567
Expense reductions	(32,716)
Total expenses after reductions		2,823,851
Net Investment income (loss)		26,932,407
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(10,127,509)
Fidelity Central Funds	157
Foreign currency transactions	(1)
Total net realized gain (loss)		(10,127,353)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	4,892,974
Fidelity Central Funds	(39)
Total change in net unrealized appreciation (depreciation)		4,892,935
Net gain (loss)		(5,234,418)
Net increase (decrease) in net assets resulting from operations		$21,697,989
Statement of Changes in Net Assets

	Year ended April 30, 2024	Year ended April 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$26,932,407	$18,111,555
Net realized gain (loss)	(10,127,353)	(2,582,867)
Change in net unrealized appreciation (depreciation)	4,892,935	2,108,837
Net increase (decrease) in net assets resulting from operations	21,697,989	17,637,525
Distributions to shareholders	(22,490,058)	(15,367,826)

Share transactions - net increase (decrease)	(273,189,716)	372,738,743
Total increase (decrease) in net assets	(273,981,785)	375,008,442

Net Assets
Beginning of period	502,508,074	127,499,632
End of period	$228,526,289	$502,508,074

Financial Highlights
Fidelity Advisor® Short Duration High Income Fund Class A

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.66	$8.98	$9.52	$8.87	$9.44
Income from Investment Operations
Net investment income (loss) A,B	.604	.502	.307	.300	.348
Net realized and unrealized gain (loss)	.078 C	(.429)	(.546)	.651	(.571)
Total from investment operations	.682	.073	(.239)	.951	(.223)
Distributions from net investment income	(.522)	(.393)	(.301)	(.301)	(.347)
Total distributions	(.522)	(.393)	(.301)	(.301)	(.347)
Net asset value, end of period	$8.82	$8.66	$8.98	$9.52	$8.87
Total Return D,E	8.12%	.93%	(2.60)%	10.83%	(2.47)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.04%	1.10%	1.13%	1.15%	1.15%
Expenses net of fee waivers, if any	1.01%	1.00%	1.01%	1.05%	1.05%
Expenses net of all reductions	1.01%	1.00%	1.01%	1.05%	1.05%
Net investment income (loss)	6.94%	5.81%	3.27%	3.21%	3.74%
Supplemental Data
Net assets, end of period (000 omitted)	$26,215	$21,379	$22,554	$17,126	$12,603
Portfolio turnover rate H	30%	14%	42%	74%	77%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Short Duration High Income Fund Class M

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.66	$8.98	$9.52	$8.86	$9.44
Income from Investment Operations
Net investment income (loss) A,B	.604	.502	.307	.300	.348
Net realized and unrealized gain (loss)	.068 C	(.429)	(.546)	.661	(.581)
Total from investment operations	.672	.073	(.239)	.961	(.233)
Distributions from net investment income	(.522)	(.393)	(.301)	(.301)	(.347)
Total distributions	(.522)	(.393)	(.301)	(.301)	(.347)
Net asset value, end of period	$8.81	$8.66	$8.98	$9.52	$8.86
Total Return D,E	8.00%	.93%	(2.60)%	10.96%	(2.58)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.06%	1.12%	1.13%	1.17%	1.16%
Expenses net of fee waivers, if any	1.01%	1.00%	1.01%	1.05%	1.05%
Expenses net of all reductions	1.01%	1.00%	1.01%	1.05%	1.05%
Net investment income (loss)	6.94%	5.81%	3.27%	3.21%	3.74%
Supplemental Data
Net assets, end of period (000 omitted)	$2,065	$2,318	$2,812	$2,289	$2,106
Portfolio turnover rate H	30%	14%	42%	74%	77%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Short Duration High Income Fund Class C

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.66	$8.98	$9.52	$8.87	$9.44
Income from Investment Operations
Net investment income (loss) A,B	.539	.439	.237	.230	.278
Net realized and unrealized gain (loss)	.078 C	(.430)	(.546)	.651	(.571)
Total from investment operations	.617	.009	(.309)	.881	(.293)
Distributions from net investment income	(.457)	(.329)	(.231)	(.231)	(.277)
Total distributions	(.457)	(.329)	(.231)	(.231)	(.277)
Net asset value, end of period	$8.82	$8.66	$8.98	$9.52	$8.87
Total Return D,E	7.31%	.18%	(3.33)%	10.01%	(3.20)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.83%	1.90%	1.91%	1.94%	1.93%
Expenses net of fee waivers, if any	1.76%	1.75%	1.76%	1.80%	1.80%
Expenses net of all reductions	1.76%	1.75%	1.76%	1.80%	1.80%
Net investment income (loss)	6.19%	5.06%	2.52%	2.46%	2.99%
Supplemental Data
Net assets, end of period (000 omitted)	$3,453	$2,795	$3,884	$4,018	$4,017
Portfolio turnover rate H	30%	14%	42%	74%	77%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Short Duration High Income Fund

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.66	$8.98	$9.52	$8.87	$9.44
Income from Investment Operations
Net investment income (loss) A,B	.624	.523	.331	.323	.372
Net realized and unrealized gain (loss)	.083 C	(.428)	(.546)	.651	(.572)
Total from investment operations	.707	.095	(.215)	.974	(.200)
Distributions from net investment income	(.547)	(.415)	(.325)	(.324)	(.370)
Total distributions	(.547)	(.415)	(.325)	(.324)	(.370)
Net asset value, end of period	$8.82	$8.66	$8.98	$9.52	$8.87
Total Return D	8.42%	1.18%	(2.35)%	11.11%	(2.23)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.73%	.76%	.83%	.87%	.86%
Expenses net of fee waivers, if any	.73%	.75%	.75%	.80%	.80%
Expenses net of all reductions	.73%	.75%	.75%	.80%	.80%
Net investment income (loss)	7.22%	6.06%	3.52%	3.46%	3.99%
Supplemental Data
Net assets, end of period (000 omitted)	$180,997	$460,873	$87,949	$83,066	$63,703
Portfolio turnover rate G	30%	14%	42%	74%	77%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Short Duration High Income Fund Class I

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.66	$8.98	$9.52	$8.87	$9.44
Income from Investment Operations
Net investment income (loss) A,B	.625	.524	.331	.323	.372
Net realized and unrealized gain (loss)	.079 C	(.429)	(.546)	.651	(.572)
Total from investment operations	.704	.095	(.215)	.974	(.200)
Distributions from net investment income	(.544)	(.415)	(.325)	(.324)	(.370)
Total distributions	(.544)	(.415)	(.325)	(.324)	(.370)
Net asset value, end of period	$8.82	$8.66	$8.98	$9.52	$8.87
Total Return D	8.39%	1.18%	(2.35)%	11.11%	(2.23)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.76%	.84%	.88%	.92%	.89%
Expenses net of fee waivers, if any	.76%	.75%	.76%	.80%	.80%
Expenses net of all reductions	.76%	.75%	.76%	.80%	.80%
Net investment income (loss)	7.19%	6.06%	3.52%	3.46%	3.99%
Supplemental Data
Net assets, end of period (000 omitted)	$6,093	$4,855	$5,055	$5,023	$3,950
Portfolio turnover rate G	30%	14%	42%	74%	77%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Short Duration High Income Fund Class Z

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.66	$8.98	$9.52	$8.87	$9.45
Income from Investment Operations
Net investment income (loss) A,B	.632	.531	.339	.331	.378
Net realized and unrealized gain (loss)	.080 C	(.428)	(.546)	.652	(.579)
Total from investment operations	.712	.103	(.207)	.983	(.201)
Distributions from net investment income	(.552)	(.423)	(.333)	(.333)	(.379)
Total distributions	(.552)	(.423)	(.333)	(.333)	(.379)
Net asset value, end of period	$8.82	$8.66	$8.98	$9.52	$8.87
Total Return D	8.48%	1.27%	(2.27)%	11.21%	(2.24)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.70%	.75%	.78%	.80%	.80%
Expenses net of fee waivers, if any	.67%	.66%	.66%	.71%	.71%
Expenses net of all reductions	.67%	.66%	.66%	.71%	.71%
Net investment income (loss)	7.28%	6.15%	3.61%	3.55%	4.08%
Supplemental Data
Net assets, end of period (000 omitted)	$9,702	$10,289	$5,246	$3,815	$2,031
Portfolio turnover rate G	30%	14%	42%	74%	77%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended April 30, 2024

1. Organization.
Fidelity Short Duration High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Short Duration High Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,317,328
Gross unrealized depreciation	(3,464,586)
Net unrealized appreciation (depreciation)	$4,852,742
Tax Cost	$221,433,068

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,414,175
Capital loss carryforward	$(18,742,261)
Net unrealized appreciation (depreciation) on securities and other investments	$4,852,742

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(7,768,023)
Long-term	(10,974,238)
Total capital loss carryforward	$(18,742,261)

The tax character of distributions paid was as follows:

	April 30, 2024	April 30, 2023
Ordinary Income	$22,490,058	$ 15,367,826

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Short Duration High Income Fund	102,352,612	347,082,138

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.70
Class M	.72
Class C	.74
Short Duration High Income	.65
Class I	.67
Class Z	.61

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.70
Class M	.72
Class C	.74
Short Duration High Income	.65
Class I	.67
Class Z	.61

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .55%.

Effective March 1, 2024, the Fund's sub-advisory agreements with Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited was amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	60,204	3,973
Class M	- %	.25%	5,276	-
Class C	.75%	.25%	31,468	6,405
			96,948	10,378

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	6,645
Class M	69
Class C A	61
6,775

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1459
Class M	0.1577
Class C	0.1792
Short Duration High Income	0.0869
Class I	0.1120

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net AssetsA
Class A	28,969.15
Class M	2,899.16
Class C	4,668.18
Short Duration High Income	258,382.09
Class I	5,403.12
Class Z	4,094.05
	304,415
A Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Short Duration High Income Fund	.0413

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Short Duration High Income Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Short Duration High Income Fund	5

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Short Duration High Income Fund	Borrower	21,479,111	5.57%	29,887

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Short Duration High Income Fund	681
7. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Short Duration High Income Fund	32,601,000	5.83%	5,280
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Class A	1.00%	6,766
Class M	1.00%	970
Class C	1.75%	1,972
Class Z	.66%	2,274
		11,982
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $4,989.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $15,745.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2024	Year ended April 30, 2023
Fidelity Short Duration High Income Fund
Distributions to shareholders
Class A	$1,453,378	$977,618
Class M	126,712	110,316
Class C	166,155	119,358
Short Duration High Income	19,772,748	13,395,089
Class I	358,052	233,578
Class Z	613,013	531,867
Total	$ 22,490,058	$ 15,367,826
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2024	Year ended April 30, 2023	Year ended April 30, 2024	Year ended April 30, 2023
Fidelity Short Duration High Income Fund
Class A
Shares sold	915,629	610,442	$7,927,624	$5,296,397
Reinvestment of distributions	163,493	111,049	1,426,701	957,537
Shares redeemed	(573,870)	(764,843)	(5,000,968)	(6,627,528)
Net increase (decrease)	505,252	(43,352)	$4,353,357	$(373,594)
Class M
Shares sold	61,221	128,913	$536,752	$1,113,204
Reinvestment of distributions	14,180	12,392	123,623	106,876
Shares redeemed	(108,706)	(186,791)	(948,746)	(1,605,675)
Net increase (decrease)	(33,305)	(45,486)	$(288,371)	$(385,595)
Class C
Shares sold	210,769	110,217	$1,836,741	$951,412
Reinvestment of distributions	18,510	13,729	161,586	118,460
Shares redeemed	(160,324)	(233,652)	(1,396,285)	(2,022,594)
Net increase (decrease)	68,955	(109,706)	$602,042	$(952,722)
Short Duration High Income
Shares sold	15,629,596	51,006,236	$135,606,728	$434,795,776
Reinvestment of distributions	2,012,341	1,386,203	17,448,514	11,955,926
Shares redeemed	(50,323,387)	(8,974,356)	(431,331,667)	(77,559,285)
Net increase (decrease)	(32,681,450)	43,418,083	$(278,276,425)	$369,192,417
Class I
Shares sold	415,530	227,106	$3,601,620	$1,961,038
Reinvestment of distributions	38,900	24,795	339,483	213,807
Shares redeemed	(323,830)	(254,191)	(2,814,401)	(2,192,726)
Net increase (decrease)	130,600	(2,290)	$1,126,702	$(17,881)
Class Z
Shares sold	781,037	1,699,944	$6,806,516	$14,714,297
Reinvestment of distributions	66,980	48,777	583,737	420,604
Shares redeemed	(935,376)	(1,145,441)	(8,097,274)	(9,858,783)
Net increase (decrease)	(87,359)	603,280	$(707,021)	$5,276,118
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Short Duration High Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Short Duration High Income Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 13, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Chief of Engineers and Commanding General, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present), on the Advisory Board of Hilco Redevelopment Partners (a real estate investment and redevelopment company, 2021-present), and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee, Compensation Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board of Roosevelt University (2019-2024) and member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Audit Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions) and as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-2023). Mr. Thomas currently serves as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present) and as a member and Vice Chair of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Association for the Performing Arts (2011-2023), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Senior Vice President, Vice President, Assistant Treasurer, or Director of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2023 to April 30, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period- C November 1, 2023 to April 30, 2024
Fidelity® Short Duration High Income Fund
Class A	1.02%
Actual		$ 1,000	$ 1,072.30	$ 5.26
Hypothetical-B		$ 1,000	$ 1,019.79	$ 5.12
Class M	1.02%
Actual		$ 1,000	$ 1,071.10	$ 5.25
Hypothetical-B		$ 1,000	$ 1,019.79	$ 5.12
Class C	1.77%
Actual		$ 1,000	$ 1,068.40	$ 9.10
Hypothetical-B		$ 1,000	$ 1,016.06	$ 8.87
Fidelity® Short Duration High Income Fund	.74%
Actual		$ 1,000	$ 1,073.90	$ 3.82
Hypothetical-B		$ 1,000	$ 1,021.18	$ 3.72
Class I **	.77%
Actual		$ 1,000	$ 1,073.70	$ 3.97
Hypothetical-B		$ 1,000	$ 1,021.03	$ 3.87
Class Z	.68%
Actual		$ 1,000	$ 1,074.10	$ 3.51
Hypothetical-B		$ 1,000	$ 1,021.48	$ 3.42

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the entire current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
Fidelity® Short Duration High Income Fund
Class I	.73%
Actual		$ 3.76
Hypothetical- B		$ 3.67

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses
Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.36% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $22,060,954 of distributions paid in the calendar year 2023 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $22,490,058 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Fidelity Short Duration High Income Fund
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund and each class into a single class-level fee based on tiered schedules and subject to a maximum class-level rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each class of the fund would be no higher than the sum of (i) the lowest contractual management fee rate under the fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to the fund for the same services. The Board noted that certain expenses such as third-party expenses, Rule 12b-1 fees, and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee. The Board considered that, under the Management Contract, a different management fee rate will be applicable to each class of the fund. The Board noted that Fidelity has represented that the difference in expenses between classes is based on differences in class-specific expenses and not due to any difference in advisory or third-party custodial fees or other expenses related to the management of the fund's assets.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR H.K. and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.969434.110
SDH-ANN-0624
Fidelity® Global High Income Fund

Annual Report
April 30, 2024
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2024	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	3.01%	1.51%	2.73%
Class M (incl. 4.00% sales charge)	3.01%	1.51%	2.73%
Class C (incl. contingent deferred sales charge)	5.50%	1.58%	2.54%
Fidelity® Global High Income Fund	7.56%	2.60%	3.41%
Class I	7.57%	2.59%	3.41%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Global High Income Fund, a class of the fund, on April 30, 2014.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® Global High Yield and Emerging Markets Plus Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Global high-yield bonds gained 8.09% for the 12 months ending April 30, 2024, as measured by the Fidelity Global High Income Composite IndexSM. The index consists of high-yield bonds representing the U.S. (60%), emerging markets (20%), Europe (15%) and Asia (5%). The index returned -0.84% in the first half of the period amid a stalling pattern in global disinflationary trends and interest rate hikes by the U.S. Federal Reserve. However, it rebounded in the final six months, advancing 9.01%, as the pace of inflation slowed and some central banks began to shift to a more dovish monetary policy, which fueled investors' appetite for riskier assets. Against this dynamic backdrop, the U.S. led the index's reginal components, gaining 8.89%, according to the ICE BofA® US High Yield Constrained Index, as credit spreads tightened. Emerging markets advanced 7.26%, as measured by the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified, led by higher-yielding debt markets. Meanwhile, European and Asian high-yield debt rose 6.86% and 5.21%, respectively, according to the ICE BofA® Euro High Yield Constrained Index and the ICE BofA® Asian Dollar High Yield Corporate Constrained Index. In Europe, higher-quality high-yield bond markets lagged, while China (-13%) was a drag on Asian high yield, given the county's worsening property-market rout and subdued economic growth.
Comments from Co-Portfolio Manager Alexandre Karam:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 7% and 8%, versus 8.09% the Composite index. The fund's allocation of assets modestly detracted versus the Composite index the past 12 months, with an overweight in the underperforming Asian high-yield subportfolio a notable negative. Conversely, security selection contributed to the fund's relative result, particularly in the emerging-markets debt and U.S. high-yield subportfolios. In the emerging-markets debt sleeve, an overweight in Ghana and security selection in Brazil and Chile helped most, while choices in the technology & electronics category boosted the U.S. high-yield sleeve. Security selection in the European high yield subportfolio also contributed to relative performance, albeit to a lesser degree. Conversely, choices in the Asian high-yield debt sleeve weighed on the fund's performance versus the Composite index, due to security selection in China and an underweight in India.
Note to shareholders:
In March 2024, the Board of Trustees approved an Agreement and Plan of Reorganization between Fidelity® Global High Income Fund and Fidelity® High Income Fund. As a result of the proposed Reorganization, shareholders of each class of Fidelity® Global High Income Fund will receive shares of the corresponding class of Fidelity® High Income Fund. A combined information statement and prospectus containing more information with respect to the Reorganization was provided to Fidelity® Global High Income Fund shareholders of record in late May. The tax-free Reorganization, which does not require shareholder approval, is expected to take place on or about September 13, 2024. Effective after the close of business on May 20, 2024, Fidelity® Global High Income Fund was closed to all new investments (other than reinvestment of dividend and capital gain distributions).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2024 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
German Federal Republic	1.6
TransDigm, Inc.	1.5
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.2
Ford Motor Credit Co. LLC	1.2
U.S. Treasury Obligations	1.0
Tenet Healthcare Corp.	1.0
Uber Technologies, Inc.	0.9
CCO Holdings LLC/CCO Holdings Capital Corp.	0.8
Altice France SA	0.7
Tullow Oil PLC	0.7
10.6

Market Sectors (% of Fund's net assets)

Energy	14.3
Telecommunications	6.8
Diversified Financial Services	6.5
Technology	5.3
Banks & Thrifts	5.2

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments April 30, 2024
Showing Percentage of Net Assets
Corporate Bonds - 81.8%
		Principal Amount (a)	Value ($)
Convertible Bonds - 1.2%
Air Transportation - 0.1%
International Consolidated Airlines Group SA 1.125% 5/18/28 (Reg. S)	EUR	100,000	99,539
Broadcasting - 0.6%
DISH Network Corp.:
0% 12/15/25		86,000	62,565
3.375% 8/15/26		646,000	394,059
			456,624
Diversified Financial Services - 0.5%
New Cotai LLC 5% 2/24/27 (b)		158,437	353,030
Homebuilders/Real Estate - 0.0%
China Aoyuan Group Ltd. 0% 9/30/28 (Reg. S)		4,352	65
TOTAL CONVERTIBLE BONDS			909,258
Nonconvertible Bonds - 80.6%
Aerospace - 2.2%
ATI, Inc.:
4.875% 10/1/29		35,000	32,590
5.125% 10/1/31		25,000	22,778
5.875% 12/1/27		70,000	68,577
Bombardier, Inc.:
6% 2/15/28 (c)		45,000	43,884
7.25% 7/1/31 (c)		65,000	65,160
7.875% 4/15/27 (c)		120,000	119,252
8.75% 11/15/30 (c)		50,000	53,194
Embraer Netherlands Finance BV:
6.95% 1/17/28 (c)		20,000	20,413
7% 7/28/30 (c)		50,000	51,219
Moog, Inc. 4.25% 12/15/27 (c)		20,000	18,667
Rolls-Royce PLC 5.75% 10/15/27 (c)		55,000	54,397
TransDigm, Inc.:
4.875% 5/1/29		200,000	183,956
5.5% 11/15/27		335,000	325,369
6.375% 3/1/29 (c)		195,000	193,511
6.625% 3/1/32 (c)		75,000	74,873
6.75% 8/15/28 (c)		110,000	110,688
6.875% 12/15/30 (c)		150,000	151,020
Wesco Aircraft Holdings, Inc. 8.5% (c)(d)		45,000	5,400
			1,594,948
Air Transportation - 0.8%
Air Canada 3.875% 8/15/26 (c)		65,000	61,661
Allegiant Travel Co. 7.25% 8/15/27 (c)		40,000	38,661
Indira Gandhi International Airport 6.125% 10/31/26 (Reg. S)		200,000	197,500
Mileage Plus Holdings LLC 6.5% 6/20/27 (c)		35,750	35,810
Rand Parent LLC 8.5% 2/15/30 (c)		165,000	163,171
United Airlines, Inc.:
4.375% 4/15/26 (c)		80,000	76,951
4.625% 4/15/29 (c)		50,000	46,081
			619,835
Automotive & Auto Parts - 3.1%
Adient Global Holdings Ltd.:
7% 4/15/28 (c)		95,000	95,974
8.25% 4/15/31 (c)		95,000	98,654
Albion Financing 1 SARL 5.25% 10/15/26 (Reg. S)	EUR	100,000	106,636
Aston Martin Capital Holdings Ltd. 10% 3/31/29 (c)		200,000	194,750
Ford Motor Credit Co. LLC:
2.9% 2/16/28		50,000	44,480
3.625% 6/17/31		600,000	506,708
5.125% 6/16/25		170,000	168,204
6.125% 5/15/28	EUR	100,000	114,179
IHO Verwaltungs GmbH 3.75% 9/15/26 pay-in-kind(Reg. S) (e)	EUR	100,000	104,692
Jaguar Land Rover Automotive PLC 4.5% 1/15/26 (Reg. S)	EUR	100,000	106,630
LCM Investments Holdings 4.875% 5/1/29 (c)		70,000	63,933
Macquarie AirFinance Holdings:
6.4% 3/26/29 (c)		15,000	14,957
6.5% 3/26/31 (c)		25,000	25,019
8.125% 3/30/29 (c)		40,000	41,828
8.375% 5/1/28 (c)		55,000	57,742
McLaren Finance PLC 7.5% 8/1/26 (c)		60,000	52,110
Nesco Holdings II, Inc. 5.5% 4/15/29 (c)		45,000	41,886
Schaeffler AG 4.75% 8/14/29 (Reg. S)	EUR	100,000	107,921
Wand NewCo 3, Inc. 7.625% 1/30/32 (c)		60,000	60,996
ZF Europe Finance BV 4.75% 1/31/29 (Reg. S)	EUR	100,000	106,453
ZF Finance GmbH 5.75% 8/3/26 (Reg. S)	EUR	200,000	219,137
			2,332,889
Banks & Thrifts - 2.4%
Access Bank PLC 6.125% 9/21/26 (c)		115,000	106,411
Ally Financial, Inc.:
8% 11/1/31		155,000	167,031
8% 11/1/31		108,000	116,929
Aretec Group, Inc. 10% 8/15/30 (c)		145,000	157,500
Banca Monte dei Paschi di Siena SpA ISDAFIX 10 AM EURIBOR FIXING 5 + 5.000% 7.708% 1/18/28 (e)(f)	EUR	100,000	111,256
Banco de Credito Social Cooperativo SA:
EURIBOR ICE Swap Rate + 4.260% 7.5% 9/14/29 (Reg. S) (e)(f)	EUR	100,000	117,114
5.25% 11/27/31 (Reg. S) (e)	EUR	100,000	102,584
Bangkok Bank Ltd. PCL 3.733% 9/25/34 (Reg. S) (e)		200,000	173,486
Bank of East Asia Ltd. 6.75% 3/15/27 (Reg. S) (e)		250,000	251,125
Commerzbank AG 6.5% 12/6/32 (Reg. S) (e)	EUR	100,000	111,407
Intesa Sanpaolo SpA 2.925% 10/14/30 (Reg. S)	EUR	100,000	96,876
Jane Street Group LLC/JSG Finance, Inc. 7.125% 4/30/31 (c)		95,000	95,595
Piraeus Bank SA 3.875% 11/3/27 (Reg. S) (e)	EUR	100,000	104,390
VistaJet Malta Finance PLC / XO Management Holding, Inc. 6.375% 2/1/30 (c)		130,000	100,598
			1,812,302
Broadcasting - 1.8%
Clear Channel Outdoor Holdings, Inc.:
7.5% 6/1/29 (c)		75,000	60,437
7.75% 4/15/28 (c)		35,000	29,675
7.875% 4/1/30 (c)		145,000	142,167
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% (c)(d)		70,000	1,750
Gray Television, Inc. 5.375% 11/15/31 (c)		90,000	54,099
Nexstar Media, Inc. 5.625% 7/15/27 (c)		75,000	70,528
Scripps Escrow II, Inc.:
3.875% 1/15/29 (c)		50,000	36,935
5.375% 1/15/31 (c)		25,000	14,751
Scripps Escrow, Inc. 5.875% 7/15/27 (c)		50,000	39,347
Sirius XM Radio, Inc.:
4% 7/15/28 (c)		315,000	280,798
4.125% 7/1/30 (c)		65,000	55,124
Summer (BC) Holdco B SARL 5.75% 10/31/26 (Reg. S)	EUR	100,000	104,703
Telecomunicaciones Digitales SA 4.5% 1/30/30 (c)		200,000	176,200
TV Azteca SA de CV 8.25% (Reg. S) (d)		200,000	77,322
Univision Communications, Inc.:
4.5% 5/1/29 (c)		100,000	86,992
6.625% 6/1/27 (c)		110,000	106,152
			1,336,980
Building Materials - 1.2%
Acproducts Holdings, Inc. 6.375% 5/15/29 (c)		100,000	69,787
Advanced Drain Systems, Inc. 5% 9/30/27 (c)		115,000	111,359
CEMEX S.A.B. de CV 5.45% 11/19/29 (c)		200,000	193,250
EMRLD Borrower LP / Emerald Co. 6.625% 12/15/30 (c)		155,000	153,611
MITER Brands Acquisition Holdco, Inc. / MIWD Borrower LLC 6.75% 4/1/32 (c)		35,000	34,759
MIWD Holdco II LLC / MIWD Finance Corp. 5.5% 2/1/30 (c)		20,000	18,113
SRS Distribution, Inc.:
4.625% 7/1/28 (c)		55,000	54,795
6% 12/1/29 (c)		55,000	55,765
6.125% 7/1/29 (c)		30,000	30,446
West China Cement Ltd. 4.95% 7/8/26 (Reg. S)		200,000	162,500
			884,385
Cable/Satellite TV - 1.6%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (c)		100,000	78,264
4.25% 1/15/34 (c)		115,000	83,319
4.5% 8/15/30 (c)		195,000	158,467
4.5% 6/1/33 (c)		120,000	90,239
5.125% 5/1/27 (c)		225,000	210,864
CSC Holdings LLC:
4.5% 11/15/31 (c)		65,000	41,248
4.625% 12/1/30 (c)		75,000	32,553
5% 11/15/31 (c)		65,000	27,668
5.75% 1/15/30 (c)		100,000	43,852
7.5% 4/1/28 (c)		230,000	124,439
DISH DBS Corp. 5.75% 12/1/28 (c)		45,000	30,388
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (c)		150,000	114,560
6.5% 9/15/28 (c)		110,000	45,999
Ziggo Bond Co. BV 5.125% 2/28/30 (c)		35,000	29,041
Ziggo BV 4.875% 1/15/30 (c)		50,000	43,752
			1,154,653
Capital Goods - 0.2%
Benteler International AG 9.375% 5/15/28 (Reg. S)	EUR	150,000	171,040
Chemicals - 4.0%
Braskem Idesa SAPI:
6.99% 2/20/32 (c)		55,000	41,250
7.45% 11/15/29 (c)		30,000	23,691
Braskem Netherlands BV 8.5% 1/12/31 (c)		75,000	76,253
CF Industries Holdings, Inc.:
5.15% 3/15/34		45,000	42,478
5.375% 3/15/44		80,000	71,620
Consolidated Energy Finance SA 12% 2/15/31 (c)		70,000	72,450
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125% 6/15/28 (c)		90,000	83,970
ENN Clean Energy International Investment Ltd.:
3.375% 5/12/26 (c)		200,000	189,125
3.375% 5/12/26 (Reg. S)		200,000	189,125
Kobe U.S. Midco 2, Inc. 9.25% 11/1/26 pay-in-kind (c)(e)		194,250	165,598
LSB Industries, Inc. 6.25% 10/15/28 (c)		20,000	18,959
MEGlobal Canada, Inc. 5% 5/18/25 (c)		200,000	197,375
NOVA Chemicals Corp.:
4.25% 5/15/29 (c)		75,000	62,774
9% 2/15/30 (c)		70,000	72,128
OCP SA:
3.75% 6/23/31 (c)		200,000	165,671
6.875% 4/25/44 (c)		150,000	137,766
Olympus Water U.S. Holding Corp. 9.75% 11/15/28 (c)		200,000	212,224
Sasol Financing U.S.A. LLC 4.375% 9/18/26		200,000	188,500
SCIH Salt Holdings, Inc.:
4.875% 5/1/28 (c)		160,000	148,766
6.625% 5/1/29 (c)		45,000	41,521
The Chemours Co. LLC:
4.625% 11/15/29 (c)		195,000	167,090
5.375% 5/15/27		75,000	70,960
5.75% 11/15/28 (c)		230,000	211,226
Tronox, Inc. 4.625% 3/15/29 (c)		55,000	49,065
W.R. Grace Holding LLC:
4.875% 6/15/27 (c)		70,000	66,439
5.625% 8/15/29 (c)		70,000	62,685
7.375% 3/1/31 (c)		120,000	121,639
			2,950,348
Consumer Products - 1.5%
Central Garden & Pet Co. 4.125% 10/15/30		35,000	30,573
Gannett Holdings LLC 6% 11/1/26 (c)		45,000	41,585
Kernel Holding SA 6.75% 10/27/27 (c)		100,000	71,500
Mattel, Inc. 3.375% 4/1/26 (c)		20,000	19,043
Meituan 2.125% 10/28/25 (c)		200,000	188,915
PetSmart, Inc. / PetSmart Finance Corp. 7.75% 2/15/29 (c)		75,000	71,286
Prosus NV 4.027% 8/3/50 (c)		200,000	126,750
Spectrum Brands Holdings, Inc. 4% 10/1/26	EUR	100,000	105,257
Tempur Sealy International, Inc.:
3.875% 10/15/31 (c)		75,000	61,748
4% 4/15/29 (c)		60,000	53,341
The Scotts Miracle-Gro Co. 4% 4/1/31		40,000	33,696
TKC Holdings, Inc.:
6.875% 5/15/28 (c)		150,000	141,597
10.5% 5/15/29 (c)		130,000	124,391
Turkiye Sise ve Cam Fabrikalari A/S 6.95% 3/14/26 (c)		75,000	75,563
			1,145,245
Containers - 0.3%
ARD Finance SA:
5% 6/30/27 pay-in-kind (Reg. S) (e)	EUR	100,000	22,945
6.5% 6/30/27 pay-in-kind (c)(e)		70,000	17,264
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 2.125% 8/15/26 (Reg. S)	EUR	100,000	84,305
Berry Global, Inc. 4.875% 7/15/26 (c)		40,000	39,142
Graham Packaging Co., Inc. 7.125% 8/15/28 (c)		30,000	27,098
Graphic Packaging International, Inc. 3.75% 2/1/30 (c)		35,000	30,453
Trident TPI Holdings, Inc. 12.75% 12/31/28 (c)		25,000	27,054
			248,261
Diversified Financial Services - 4.5%
Boost Newco Borrower LLC 7.5% 1/15/31 (c)		215,000	221,900
Broadstreet Partners, Inc. 5.875% 4/15/29 (c)		30,000	27,339
Coinbase Global, Inc. 3.625% 10/1/31 (c)		185,000	144,259
FLY Leasing Ltd. 7% 10/15/24 (c)		105,000	104,766
Fortress Transportation & Infrastructure Investors LLC 7% 5/1/31 (c)		100,000	100,558
GGAM Finance Ltd. 6.875% 4/15/29 (c)		60,000	59,944
Gn Bondco LLC 9.5% 10/15/31 (c)		95,000	91,231
Hightower Holding LLC 6.75% 4/15/29 (c)		25,000	23,465
Huarong Finance 2017 Co. Ltd. 4.25% 11/7/27 (Reg. S)		210,000	190,772
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29		165,000	138,904
4.75% 9/15/24		90,000	89,468
5.25% 5/15/27		400,000	365,500
6.375% 12/15/25		295,000	289,715
Liberty Costa Rica SR SF 10.875% 1/15/31 (c)		200,000	206,470
MDGH GMTN RSC Ltd. 5.084% 5/22/53 (c)		200,000	178,688
OneMain Finance Corp.:
4% 9/15/30		165,000	138,781
7.125% 3/15/26		200,000	201,820
Qtel International Finance Ltd. 2.625% 4/8/31 (c)		200,000	167,688
Shriram Finance Ltd. 6.625% 4/22/27 (Reg. S)		200,000	197,750
Vedanta Resources Finance II PLC 13.875% 12/9/28 (Reg. S)		168,000	152,460
Verisure Holding AB 3.875% 7/15/26 (Reg. S)	EUR	125,000	131,899
Vivion Investments SARL 7.9% 8/31/28 pay-in-kind (Reg. S) (e)	EUR	100,000	90,392
Yihua Overseas Investment Ltd. 8.5% (Reg. S) (b)(d)		200,000	2,754
			3,316,523
Diversified Media - 0.4%
Allen Media LLC/Allen Media Co.-Issuer, Inc. 10.5% 2/15/28 (c)		220,000	104,079
CMG Media Corp. 8.875% 12/15/27 (c)		220,000	119,688
Lamar Media Corp. 4.875% 1/15/29		45,000	42,552
			266,319
Energy - 12.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.75% 3/1/27 (c)		140,000	137,453
Archrock Partners LP / Archrock Partners Finance Corp. 6.25% 4/1/28 (c)		70,000	68,576
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (c)		200,000	181,111
Buffalo Energy Mexico Holdings 7.875% 2/15/39 (c)		200,000	208,739
Citgo Petroleum Corp.:
6.375% 6/15/26 (c)		70,000	69,892
7% 6/15/25 (c)		130,000	129,867
8.375% 1/15/29 (c)		105,000	108,663
CNX Resources Corp.:
6% 1/15/29 (c)		25,000	24,222
7.25% 3/1/32 (c)		65,000	65,179
Comstock Resources, Inc.:
5.875% 1/15/30 (c)		50,000	45,539
6.75% 3/1/29 (c)		75,000	70,568
6.75% 3/1/29 (c)		90,000	85,690
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.5% 6/15/31 (c)		250,000	229,734
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (c)		25,000	24,630
CVR Energy, Inc. 5.75% 2/15/28 (c)		115,000	106,860
DCP Midstream Operating LP 8.125% 8/16/30		5,000	5,591
Delek Logistics Partners LP/Delek Logistics Finance Corp. 7.125% 6/1/28 (c)		45,000	43,952
DT Midstream, Inc.:
4.125% 6/15/29 (c)		75,000	67,978
4.375% 6/15/31 (c)		75,000	66,582
Ecopetrol SA 8.875% 1/13/33		40,000	40,861
EIG Pearl Holdings SARL 3.545% 8/31/36 (c)		80,000	66,475
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (c)		125,000	126,615
Energean Israel Finance Ltd. 4.875% 3/30/26 (Reg. S) (c)		40,000	37,600
Energy Transfer LP 6% 2/1/29 (c)		45,000	44,939
EnfraGen Energia Sur SA 5.375% 12/30/30 (c)		200,000	163,063
EnLink Midstream LLC 5.625% 1/15/28 (c)		25,000	24,564
EQM Midstream Partners LP 6.5% 7/1/27 (c)		70,000	70,097
EQT Corp. 3.625% 5/15/31 (c)		50,000	43,250
FEL Energy VI SARL 5.75% 12/1/40 (c)		40,710	36,484
Galaxy Pipeline Assets BidCo Ltd. 2.625% 3/31/36 (c)		85,000	66,980
GeoPark Ltd. 5.5% 1/17/27 (c)		65,000	58,439
Global Partners LP/GLP Finance Corp.:
6.875% 1/15/29		55,000	53,825
8.25% 1/15/32 (c)		25,000	25,610
Greenko Solar Mauritius Ltd. 5.55% 1/29/25 (Reg. S)		200,000	197,563
Harvest Midstream I LP 7.5% 9/1/28 (c)		135,000	135,370
Hess Midstream Operations LP:
4.25% 2/15/30 (c)		50,000	45,125
5.125% 6/15/28 (c)		80,000	76,572
5.5% 10/15/30 (c)		30,000	28,684
5.625% 2/15/26 (c)		100,000	98,877
HPCL-Mittal Energy Ltd. 5.45% 10/22/26 (Reg. S)		200,000	193,688
Indika Energy Capital IV Pte Ltd. 8.25% 10/22/25 (Reg. S)		250,000	251,563
Investment Energy Resources Ltd. 6.25% 4/26/29 (c)		200,000	190,688
Jonah Energy Parent LLC 12% 11/5/25 (b)(g)		80,399	85,826
KLX Energy Services Holdings, Inc. 11.5% 11/1/25 (c)		95,000	95,610
Kosmos Energy Ltd. 7.125% 4/4/26 (c)		160,000	155,450
Leeward Renewable Energy LLC 4.25% 7/1/29 (c)		170,000	140,689
Leviathan Bond Ltd. 6.125% 6/30/25 (Reg. S) (c)		150,000	145,875
MC Brazil Downstream Trading SARL 7.25% 6/30/31 (c)		323,256	279,212
Medco Oak Tree Pte Ltd.:
7.375% 5/14/26 (c)		200,000	200,188
7.375% 5/14/26 (Reg. S)		200,000	200,188
MEG Energy Corp. 5.875% 2/1/29 (c)		110,000	106,425
New Fortress Energy, Inc. 6.75% 9/15/25 (c)		36,000	35,558
Northern Oil & Gas, Inc.:
8.125% 3/1/28 (c)		90,000	91,049
8.75% 6/15/31 (c)		50,000	52,595
Occidental Petroleum Corp.:
5.5% 12/1/25		35,000	34,822
6.375% 9/1/28		70,000	71,554
6.6% 3/15/46		55,000	56,630
6.625% 9/1/30		90,000	93,254
6.95% 7/1/24		31,000	31,034
7.5% 5/1/31		125,000	136,108
8.875% 7/15/30		60,000	68,600
Oq Saoc 5.125% 5/6/28 (c)		200,000	194,000
ORSTED A/S 5.125% 3/14/24 (Reg. S) (e)	EUR	100,000	107,240
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28		70,000	68,270
7.875% 9/15/30 (c)		160,000	164,557
Permian Resources Operating LLC 5.875% 7/1/29 (c)		80,000	77,800
Petroleos Mexicanos:
4.25% 1/15/25		185,000	181,011
6.49% 1/23/27		175,000	164,304
7.69% 1/23/50		75,000	52,343
Petrorio Luxembourg SARL 6.125% 6/9/26 (c)		100,000	97,970
Renew Power Ltd. 5.875% 3/5/27 (Reg. S)		200,000	191,600
Saudi Arabian Oil Co.:
2.25% 11/24/30 (c)		200,000	164,625
3.25% 11/24/50 (c)		150,000	96,644
3.5% 4/16/29 (c)		125,000	114,961
Seadrill Finance Ltd. 8.375% 8/1/30 (c)		20,000	20,835
SM Energy Co.:
6.5% 7/15/28		25,000	24,797
6.625% 1/15/27		65,000	64,666
Southwestern Energy Co.:
4.75% 2/1/32		65,000	58,537
5.375% 2/1/29		50,000	47,959
Strathcona Resources Ltd. 6.875% 8/1/26 (c)		45,000	44,565
Sunoco Logistics Partners, LP 7.25% 5/1/32 (c)		50,000	50,783
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		50,000	45,648
6% 4/15/27		175,000	172,884
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 6% 12/31/30 (c)		55,000	51,737
Tengizchevroil Finance Co. International Ltd. 3.25% 8/15/30 (c)		100,000	79,813
Termocandelaria Power Ltd. 7.875% 1/30/29 (c)		140,000	138,985
Transocean, Inc.:
8.25% 5/15/29 (c)		50,000	49,830
8.5% 5/15/31 (c)		50,000	49,774
Transportadora de Gas del Sur SA 6.75% 5/2/25 (c)		70,000	67,725
Tullow Oil PLC:
7% 3/1/25 (c)		200,000	193,375
10.25% 5/15/26 (c)		358,000	345,358
U.S.A. Compression Partners LP/U.S.A. Compression Finance Corp. 7.125% 3/15/29 (c)		160,000	158,977
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (c)		70,000	61,847
6.25% 1/15/30 (c)		155,000	153,251
YPF SA 8.5% 3/23/25 (c)		67,750	66,852
			9,521,948
Entertainment/Film - 0.1%
Live Nation Entertainment, Inc. 4.75% 10/15/27 (c)		80,000	75,398
Environmental - 0.3%
Clean Harbors, Inc. 6.375% 2/1/31 (c)		20,000	19,814
Covanta Holding Corp. 4.875% 12/1/29 (c)		40,000	35,064
Madison IAQ LLC:
4.125% 6/30/28 (c)		55,000	51,021
5.875% 6/30/29 (c)		85,000	78,867
Stericycle, Inc. 3.875% 1/15/29 (c)		35,000	31,099
			215,865
Food & Drug Retail - 0.9%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (c)		35,000	30,883
4.625% 1/15/27 (c)		95,000	90,771
4.875% 2/15/30 (c)		275,000	256,497
Camposol SA 6% 2/3/27 (c)		200,000	155,375
Emergent BioSolutions, Inc. 3.875% 8/15/28 (c)		30,000	15,155
Iceland Bondco PLC 3 month EURIBOR EURO INTER + 5.500% 9.401% 12/15/27 (Reg. S) (e)(f)	EUR	100,000	106,667
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (c)		25,000	21,462
			676,810
Food/Beverage/Tobacco - 2.3%
Adecoagro SA 6% 9/21/27 (c)		100,000	96,563
BellRing Brands, Inc. 7% 3/15/30 (c)		25,000	25,298
C&S Group Enterprises LLC 5% 12/15/28 (c)		40,000	30,668
Central American Bottling Corp. 5.25% 4/27/29 (c)		200,000	186,058
Chobani LLC/Finance Corp., Inc.:
4.625% 11/15/28 (c)		30,000	27,767
7.625% 7/1/29 (c)		90,000	90,952
Fiesta Purchaser, Inc. 7.875% 3/1/31 (c)		40,000	40,759
Jbs U.S.A. Holding Lux/ Jbs U.S.A. F 5.5% 1/15/30		120,000	115,836
Kraft Heinz Foods Co. 5.5% 6/1/50		25,000	23,411
Lamb Weston Holdings, Inc. 4.125% 1/31/30 (c)		70,000	62,391
MARB BondCo PLC 3.95% 1/29/31 (c)		100,000	80,125
MHP SA 7.75% 5/10/24 (c)		100,000	97,620
NBM U.S. Holdings, Inc. 6.625% 8/6/29 (c)		65,000	63,619
Performance Food Group, Inc.:
4.25% 8/1/29 (c)		40,000	35,855
5.5% 10/15/27 (c)		100,000	96,797
Post Holdings, Inc.:
4.625% 4/15/30 (c)		34,000	30,706
6.25% 2/15/32 (c)		130,000	128,264
TreeHouse Foods, Inc. 4% 9/1/28		20,000	17,709
Triton Water Holdings, Inc. 6.25% 4/1/29 (c)		145,000	130,026
U.S. Foods, Inc.:
4.625% 6/1/30 (c)		35,000	31,826
4.75% 2/15/29 (c)		80,000	74,532
6.875% 9/15/28 (c)		150,000	151,277
7.25% 1/15/32 (c)		50,000	51,056
			1,689,115
Gaming - 3.6%
888 Acquisitions Ltd. 7.558% 7/15/27 (Reg. S)	EUR	100,000	102,558
Allwyn Entertainment Financing (UK) PLC 7.25% 4/30/30 (Reg. S)	EUR	100,000	110,989
Caesars Entertainment, Inc.:
4.625% 10/15/29 (c)		90,000	80,310
6.5% 2/15/32 (c)		130,000	128,082
Churchill Downs, Inc. 5.75% 4/1/30 (c)		135,000	128,459
Cirsa Finance International SARL:
7.875% 7/31/28 (Reg. S)	EUR	100,000	112,584
10.375% 11/30/27 (Reg. S)	EUR	90,000	103,132
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.:
4.625% 1/15/29 (c)		90,000	81,417
6.75% 1/15/30 (c)		45,000	39,152
Flutter Treasury Designated Activity Co. 5% 4/29/29 (Reg. S)	EUR	100,000	108,102
GENM Capital Labuan Ltd. 3.882% 4/19/31 (c)		200,000	169,813
GLP Capital LP/GLP Financing II, Inc.:
5.25% 6/1/25		95,000	94,118
5.375% 4/15/26		30,000	29,617
Jacobs Entertainment, Inc. 6.75% 2/15/29 (c)		40,000	37,944
Light & Wonder International, Inc. 7.5% 9/1/31 (c)		35,000	35,695
Melco Resorts Finance Ltd. 5.375% 12/4/29 (Reg. S)		200,000	177,512
MGM China Holdings Ltd. 4.75% 2/1/27 (Reg. S)		200,000	188,500
Station Casinos LLC:
4.625% 12/1/31 (c)		115,000	100,802
6.625% 3/15/32 (c)		145,000	142,092
Studio City Finance Ltd.:
6.5% 1/15/28 (c)		110,000	102,850
6.5% 1/15/28 (Reg. S)		200,000	187,000
VICI Properties LP / VICI Note Co. 5.75% 2/1/27 (c)		70,000	69,412
Wynn Macau Ltd. 5.125% 12/15/29 (Reg. S)		250,000	221,250
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.125% 2/15/31 (c)		150,000	152,139
			2,703,529
Healthcare - 4.4%
1375209 BC Ltd. 9% 1/30/28 (c)		14,000	13,744
AHP Health Partners, Inc. 5.75% 7/15/29 (c)		80,000	73,300
Auna SA 10% 12/15/29 (c)		20,800	21,279
Avantor Funding, Inc. 3.875% 11/1/29 (c)		70,000	61,978
Centene Corp.:
3.375% 2/15/30		160,000	139,390
4.625% 12/15/29		105,000	97,778
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (c)		20,000	17,966
4% 3/15/31 (c)		55,000	47,973
Cheplapharm Arzneimittel GmbH 7.5% 5/15/30	EUR	100,000	111,909
Community Health Systems, Inc.:
4.75% 2/15/31 (c)		75,000	58,541
5.25% 5/15/30 (c)		155,000	126,726
6% 1/15/29 (c)		140,000	122,142
6.125% 4/1/30 (c)		170,000	120,192
6.875% 4/15/29 (c)		75,000	55,755
8% 3/15/26 (c)		47,000	46,771
DaVita, Inc.:
3.75% 2/15/31 (c)		60,000	49,372
4.625% 6/1/30 (c)		80,000	70,091
Encompass Health Corp. 5.75% 9/15/25		15,000	14,883
Endo Finance Holdings, Inc. 8.5% 4/15/31 (c)		70,000	71,125
HealthEquity, Inc. 4.5% 10/1/29 (c)		30,000	27,325
Hologic, Inc. 3.25% 2/15/29 (c)		55,000	48,574
Jazz Securities DAC 4.375% 1/15/29 (c)		55,000	50,041
Medline Borrower LP / Medline Co. 6.25% 4/1/29 (c)		75,000	74,520
Molina Healthcare, Inc.:
3.875% 11/15/30 (c)		50,000	43,365
3.875% 5/15/32 (c)		100,000	83,678
4.375% 6/15/28 (c)		40,000	37,098
Nidda Healthcare Holding AG 7.5% 8/21/26 (Reg. S)	EUR	100,000	109,919
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (c)		80,000	72,861
5.125% 4/30/31 (c)		80,000	69,176
Radiology Partners, Inc. 8.5% 1/31/29 pay-in-kind (c)(e)		44,820	41,346
Surgery Center Holdings, Inc. 7.25% 4/15/32 (c)		105,000	104,857
Teleflex, Inc. 4.625% 11/15/27		30,000	28,565
Tenet Healthcare Corp.:
4.25% 6/1/29		130,000	119,078
4.375% 1/15/30		210,000	190,692
6.125% 10/1/28		210,000	207,365
6.25% 2/1/27		195,000	194,213
6.875% 11/15/31		10,000	10,308
Teva Pharmaceutical Finance Netherlands III BV:
1.625% 10/15/28 (Reg. S)	EUR	100,000	92,985
3.15% 10/1/26		75,000	69,481
4.1% 10/1/46		200,000	133,331
7.875% 9/15/29		100,000	105,309
			3,235,002
Homebuilders/Real Estate - 3.4%
Add Hero Holdings Ltd.:
8.5% 9/30/29 pay-in-kind (Reg. S) (e)		31,943	719
9% 9/30/30 pay-in-kind (Reg. S) (e)		24,631	308
9.8% 9/30/31 pay-in-kind (Reg. S) (e)		32,142	402
Adler Financing SARL 12.5% 6/30/25 pay-in-kind	EUR	25,000	30,649
AGPS BondCo PLC 6% 8/5/25 (Reg. S) (e)	EUR	100,000	41,087
Arcosa, Inc. 4.375% 4/15/29 (c)		40,000	36,410
Ardonagh Finco Ltd. 7.75% 2/15/31 (c)		200,000	197,069
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
4.625% 8/1/29 (c)		40,000	36,177
6.625% 1/15/28 (c)		5,000	4,984
Canary Wharf Group Investment Holdings PLC 1.75% 4/7/26 (Reg. S)	EUR	100,000	91,081
China Aoyuan Group Ltd. 5.5% 9/30/31 pay-in-kind (Reg. S) (e)		12,509	188
CPI Property Group SA:
1.5% 1/27/31 (Reg. S)	EUR	100,000	69,902
1.625% 4/23/27 (Reg. S)	EUR	100,000	89,693
Franshion Brilliant Ltd. 4.25% 7/23/29 (Reg. S)		200,000	138,000
GMR Hyderabad International Airport Ltd. 4.75% 2/2/26 (Reg. S)		200,000	192,770
Greensaif Pipelines Bidco SARL 6.129% 2/23/38 (c)		70,000	68,863
Greentown China Holdings Ltd. 4.7% 4/29/25 (Reg. S)		200,000	184,125
Kennedy-Wilson, Inc.:
4.75% 3/1/29		55,000	45,489
5% 3/1/31		55,000	42,742
Longfor Properties Co. Ltd. 3.95% 9/16/29 (Reg. S)		220,000	130,419
Modernland Overseas Pte Ltd.:
5% 4/30/27 pay-in-kind (Reg. S) (b)(e)		7,808	1,874
5% 4/30/27 pay-in-kind (e)		106,828	34,719
MPT Operating Partnership LP/MPT Finance Corp. 3.5% 3/15/31		25,000	16,763
Panther Escrow Issuer LLC 7.125% 6/1/31 (c)		75,000	75,389
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (c)		100,000	69,125
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (c)		95,000	63,768
Starwood Property Trust, Inc. 4.75% 3/15/25		75,000	74,079
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.75% 1/15/28 (c)		80,000	77,785
5.875% 6/15/27 (c)		55,000	54,151
TRI Pointe Homes, Inc. 5.7% 6/15/28		15,000	14,518
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC:
4.75% 4/15/28 (c)		55,000	48,238
6.5% 2/15/29 (c)		85,000	68,334
10.5% 2/15/28 (c)		110,000	114,117
VICI Properties LP / VICI Note Co. 3.75% 2/15/27 (c)		205,000	192,275
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (c)		25,000	22,864
Yango Justice International Ltd.:
8.25% (Reg. S) (d)		220,000	550
10% (Reg. S) (b)(d)		200,000	20
Yanlord Land Group Ltd. 5.125% 5/20/26 (Reg. S)		200,000	161,125
			2,490,771
Hotels - 0.7%
Carnival Holdings (Bermuda) Ltd. 10.375% 5/1/28 (c)		125,000	135,533
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (c)		40,000	33,613
3.75% 5/1/29 (c)		35,000	31,395
6.125% 4/1/32 (c)		45,000	44,358
Lindblad Expeditions Holdings 9% 5/15/28 (c)		185,000	193,514
Lindblad Expeditions LLC 6.75% 2/15/27 (c)		65,000	64,395
			502,808
Insurance - 1.0%
Acrisure LLC / Acrisure Finance, Inc. 10.125% 8/1/26 (c)		35,000	36,153
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer:
5.875% 11/1/29 (c)		190,000	174,466
6.75% 10/15/27 (c)		225,000	220,639
AmWINS Group, Inc. 4.875% 6/30/29 (c)		40,000	36,363
AssuredPartners, Inc.:
5.625% 1/15/29 (c)		30,000	27,356
7.5% 2/15/32 (c)		155,000	150,495
HUB International Ltd. 5.625% 12/1/29 (c)		60,000	55,223
MGIC Investment Corp. 5.25% 8/15/28		40,000	38,395
			739,090
Leisure - 1.1%
Amer Sports Co. 6.75% 2/16/31 (c)		45,000	44,317
Carnival Corp. 5.75% 3/1/27 (c)		135,000	131,755
NCL Corp. Ltd.:
5.875% 3/15/26 (c)		20,000	19,596
7.75% 2/15/29 (c)		80,000	81,842
NCL Finance Ltd. 6.125% 3/15/28 (c)		25,000	24,394
Pinnacle Bidco PLC 8.25% 10/11/28 (Reg. S)	EUR	100,000	111,416
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26 (c)		130,000	124,850
5.375% 7/15/27 (c)		60,000	58,390
5.5% 8/31/26 (c)		135,000	132,426
6.25% 3/15/32 (c)		60,000	59,146
Vail Resorts, Inc. 6.25% 5/15/25 (c)		35,000	35,019
Viking Cruises Ltd. 9.125% 7/15/31 (c)		25,000	26,815
			849,966
Metals/Mining - 3.5%
Abja Investment Co. Pte Ltd. 5.45% 1/24/28		200,000	196,750
Alcoa Nederland Holding BV:
4.125% 3/31/29 (c)		70,000	63,972
7.125% 3/15/31 (c)		20,000	20,230
Alpha Natural Resources, Inc. 9.75% (b)(d)		210,000	0
Antofagasta PLC 2.375% 10/14/30 (c)		200,000	159,970
Aris Mining Corp. 6.875% 8/9/26 (c)		200,000	185,000
Arsenal AIC Parent LLC 8% 10/1/30 (c)		30,000	31,235
Cleveland-Cliffs, Inc. 7% 3/15/32 (c)		160,000	156,261
Endeavour Mining PLC 5% 10/14/26 (c)		100,000	93,875
ERO Copper Corp. 6.5% 2/15/30 (c)		365,000	343,319
First Quantum Minerals Ltd.:
6.875% 10/15/27 (c)		75,000	72,000
9.375% 3/1/29 (c)		200,000	206,635
FMG Resources Pty Ltd.:
4.375% 4/1/31 (c)		40,000	35,218
5.875% 4/15/30 (c)		130,000	124,958
HudBay Minerals, Inc. 6.125% 4/1/29 (c)		105,000	102,779
Industrias Penoles SA de CV 4.75% 8/6/50 (c)		200,000	152,000
Mineral Resources Ltd.:
8% 11/1/27 (c)		85,000	85,967
8.5% 5/1/30 (c)		20,000	20,483
Minsur SA 4.5% 10/28/31 (c)		50,000	43,344
Novelis Corp. 3.875% 8/15/31 (c)		115,000	97,384
PT Freeport Indonesia 5.315% 4/14/32 (c)		200,000	189,250
Samarco Mineracao SA 9% 6/30/31 pay-in-kind (c)(e)		51,495	46,963
Stillwater Mining Co. 4% 11/16/26 (c)		100,000	89,406
Volcan Compania Minera SAA 4.375% 2/11/26 (c)		95,000	64,570
			2,581,569
Paper - 0.5%
Ahlstrom Holding 3 OY 4.875% 2/4/28 (c)		45,000	41,189
Berry Global, Inc. 5.625% 7/15/27 (c)		35,000	34,134
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29 (c)		35,000	34,912
8.75% 4/15/30 (c)		200,000	193,290
Inversiones CMPC SA 3% 4/6/31 (c)		25,000	20,711
Suzano Austria GmbH 3.75% 1/15/31		25,000	21,545
			345,781
Railroad - 0.2%
Genesee & Wyoming, Inc. 6.25% 4/15/32 (c)		145,000	144,114
Restaurants - 0.9%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4% 10/15/30 (c)		160,000	137,980
Bimbo Bakeries U.S.A., Inc. 6.4% 1/15/34 (c)		200,000	206,748
CEC Entertainment LLC 6.75% 5/1/26 (c)		60,000	59,152
Papa John's International, Inc. 3.875% 9/15/29 (c)		25,000	21,760
Yum! Brands, Inc.:
4.625% 1/31/32		70,000	63,017
4.75% 1/15/30 (c)		200,000	187,165
			675,822
Services - 3.8%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6% 6/1/29 (c)		30,000	25,471
Artera Services LLC 8.5% 2/15/31 (c)		90,000	92,093
ASGN, Inc. 4.625% 5/15/28 (c)		160,000	149,313
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp. 4.625% 6/1/28 (c)		38,000	34,087
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375% 3/1/29 (c)		40,000	35,579
Booz Allen Hamilton, Inc. 4% 7/1/29 (c)		30,000	27,460
Brand Industrial Services, Inc. 10.375% 8/1/30 (c)		130,000	139,503
Camelot Finance SA 4.5% 11/1/26 (c)		150,000	142,854
CoreCivic, Inc. 8.25% 4/15/29		70,000	72,331
CoreLogic, Inc. 4.5% 5/1/28 (c)		125,000	108,153
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC 7.125% 7/31/26 (c)		520,000	516,913
H&E Equipment Services, Inc. 3.875% 12/15/28 (c)		90,000	79,640
Hertz Corp.:
4.625% 12/1/26 (c)		55,000	42,602
5% 12/1/29 (c)		70,000	48,068
5.5% (b)(c)(d)		65,000	2,113
6% (b)(c)(d)		85,000	7,650
6.25% (b)(d)		60,000	1,950
7.125% (b)(c)(d)		85,000	7,650
IPD BV 8% 6/15/28 (Reg. S)	EUR	100,000	112,856
Koc Holding A/S 6.5% 3/11/25 (c)		35,000	35,058
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (c)		35,000	34,606
Sabre GLBL, Inc. 8.625% 6/1/27 (c)		76,000	67,251
Service Corp. International 5.125% 6/1/29		35,000	33,418
The GEO Group, Inc.:
8.625% 4/15/29 (c)		100,000	101,236
10.25% 4/15/31 (c)		95,000	97,939
Uber Technologies, Inc.:
4.5% 8/15/29 (c)		485,000	451,825
6.25% 1/15/28 (c)		100,000	99,943
7.5% 9/15/27 (c)		90,000	91,631
United Rentals North America, Inc. 6.125% 3/15/34 (c)		120,000	117,166
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (c)		45,000	43,628
			2,819,987
Steel - 1.0%
Commercial Metals Co. 3.875% 2/15/31		30,000	26,101
CSN Inova Ventures 6.75% 1/28/28 (c)		50,000	47,453
CSN Resources SA:
5.875% 4/8/32 (c)		40,000	33,313
7.625% 4/17/26 (c)		15,000	14,892
JSW Steel Ltd.:
3.95% 4/5/27 (c)		100,000	92,418
5.375% 4/4/25 (Reg. S)		200,000	197,625
Metinvest BV 5.625% 6/17/25 (Reg. S)	EUR	100,000	94,981
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (c)		20,000	18,075
TMK Capital SA 4.3% (Reg. S) (b)(d)(h)		200,000	30,000
Vallourec SA 7.5% 4/15/32 (c)		200,000	202,457
			757,315
Super Retail - 1.4%
Academy Ltd. 6% 11/15/27 (c)		75,000	73,317
Asbury Automotive Group, Inc.:
4.5% 3/1/28		21,000	19,699
4.625% 11/15/29 (c)		45,000	40,690
4.75% 3/1/30		20,000	18,128
5% 2/15/32 (c)		45,000	40,005
Bath & Body Works, Inc. 6.625% 10/1/30 (c)		110,000	109,918
Carvana Co.:
12% 12/1/28 pay-in-kind (c)(e)		9,492	9,297
13% 6/1/30 pay-in-kind (c)(e)		13,769	13,661
14% 6/1/31 pay-in-kind (c)(e)		17,020	17,061
EG Global Finance PLC 12% 11/30/28 (c)		200,000	206,460
Group 1 Automotive, Inc. 4% 8/15/28 (c)		200,000	181,889
LBM Acquisition LLC 6.25% 1/15/29 (c)		80,000	73,437
Macy's Retail Holdings LLC 6.125% 3/15/32 (c)		35,000	33,107
Michaels Companies, Inc.:
5.25% 5/1/28 (c)		40,000	33,855
7.875% 5/1/29 (c)		40,000	29,309
Sally Holdings LLC 6.75% 3/1/32		105,000	101,499
			1,001,332
Technology - 4.2%
Acuris Finance U.S. 5% 5/1/28 (c)		170,000	154,222
ams-OSRAM AG 10.5% 3/30/29 (Reg. S)	EUR	100,000	106,720
Athenahealth Group, Inc. 6.5% 2/15/30 (c)		175,000	157,543
Block, Inc.:
2.75% 6/1/26		75,000	70,467
3.5% 6/1/31		75,000	63,357
Boxer Parent Co., Inc. 9.125% 3/1/26 (c)		5,000	5,030
CA Magnum Holdings 5.375% 10/31/26 (c)		400,000	378,400
Cloud Software Group, Inc. 9% 9/30/29 (c)		185,000	178,017
Coherent Corp. 5% 12/15/29 (c)		45,000	41,515
Crowdstrike Holdings, Inc. 3% 2/15/29		70,000	61,498
Diamond II Ltd. 7.95% 7/28/26 (Reg. S)		200,000	200,500
Elastic NV 4.125% 7/15/29 (c)		40,000	35,620
HTA Group Ltd. 7% 12/18/25 (c)		75,000	74,883
Iliad Holding SAS:
5.625% 10/15/28 (Reg. S)	EUR	100,000	105,377
8.5% 4/15/31 (c)(i)		75,000	75,656
Iliad SA 5.375% 6/14/27 (Reg. S)	EUR	200,000	217,175
Lenovo Group Ltd. 3.421% 11/2/30 (c)		200,000	172,640
Match Group Holdings II LLC 4.125% 8/1/30 (c)		55,000	47,630
MicroStrategy, Inc. 6.125% 6/15/28 (c)		120,000	111,213
NCR Atleos Corp. 9.5% 4/1/29 (c)		100,000	106,299
NCR Voyix Corp. 5.125% 4/15/29 (c)		45,000	41,351
Open Text Holdings, Inc. 4.125% 2/15/30 (c)		200,000	175,658
Qorvo, Inc. 4.375% 10/15/29		45,000	41,525
Rackspace Finance LLC 3.5% 5/15/28 (c)		83,500	35,070
Roblox Corp. 3.875% 5/1/30 (c)		185,000	159,997
Seagate HDD Cayman:
8.25% 12/15/29 (c)		45,000	47,830
8.5% 7/15/31 (c)		40,000	42,708
Sensata Technologies BV 4% 4/15/29 (c)		65,000	58,193
Synaptics, Inc. 4% 6/15/29 (c)		30,000	26,343
TTM Technologies, Inc. 4% 3/1/29 (c)		60,000	53,663
UKG, Inc. 6.875% 2/1/31 (c)		55,000	55,105
			3,101,205
Telecommunications - 6.1%
Altice France Holding SA 6% 2/15/28 (c)		75,000	21,879
Altice France SA:
4.125% 1/15/29 (Reg. S)	EUR	120,000	83,093
5.125% 1/15/29 (c)		50,000	32,639
5.125% 7/15/29 (c)		120,000	78,164
5.5% 1/15/28 (c)		130,000	87,828
AXIAN Telecom 7.375% 2/16/27 (c)		200,000	194,125
C&W Senior Finance Ltd. 6.875% 9/15/27 (c)		330,000	312,484
Consolidated Communications, Inc. 5% 10/1/28 (c)		135,000	112,066
CT Trust 5.125% 2/3/32 (c)		200,000	173,470
Frontier Communications Holdings LLC:
5% 5/1/28 (c)		55,000	50,599
5.875% 10/15/27 (c)		50,000	47,958
5.875% 11/1/29		14,771	12,333
6% 1/15/30 (c)		95,000	79,158
8.75% 5/15/30 (c)		65,000	66,178
IHS Netherlands Holdco BV 8% 9/18/27 (c)		200,000	188,000
Intelsat Jackson Holdings SA 6.5% 3/15/30 (c)		135,000	129,214
LCPR Senior Secured Financing DAC:
5.125% 7/15/29 (c)		400,000	333,551
6.75% 10/15/27 (c)		90,000	83,279
Level 3 Financing, Inc.:
4% 4/15/31 (c)		95,000	52,013
4.5% 4/1/30 (c)		75,000	42,890
Liquid Telecommunications Financing PLC 5.5% 9/4/26 (c)		200,000	117,875
Lorca Telecom Bondco SAU 4% 9/18/27 (Reg. S)	EUR	100,000	103,945
Millicom International Cellular SA 4.5% 4/27/31 (c)		200,000	166,459
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (c)		30,000	30,881
RCS & RDS SA 2.5% 2/5/25 (Reg. S)	EUR	100,000	104,451
Sable International Finance Ltd. 5.75% 9/7/27 (c)		180,000	171,066
SBA Communications Corp.:
3.125% 2/1/29		70,000	60,960
3.875% 2/15/27		200,000	187,959
Telecom Italia SpA 3% 9/30/25 (Reg. S)	EUR	300,000	313,040
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (c)		200,000	195,738
Turkcell Iletisim Hizmet A/S 5.8% 4/11/28 (c)		200,000	191,438
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6% 1/15/30 (c)		210,000	163,315
VTR Comunicaciones SpA 5.125% 1/15/28 (c)		176,000	139,700
Windstream Escrow LLC 7.75% 8/15/28 (c)		200,000	192,707
WP/AP Telecom Holdings IV BV 3.75% 1/15/29 (Reg. S)	EUR	100,000	99,783
Zayo Group Holdings, Inc.:
4% 3/1/27 (c)		115,000	91,536
6.125% 3/1/28 (c)		60,000	39,990
			4,551,764
Textiles/Apparel - 0.4%
Crocs, Inc.:
4.125% 8/15/31 (c)		115,000	96,504
4.25% 3/15/29 (c)		55,000	49,307
CT Investment GmbH 6.375% 4/15/30 (Reg. S)	EUR	100,000	106,853
Victoria's Secret & Co. 4.625% 7/15/29 (c)		50,000	39,283
			291,947
Transportation Ex Air/Rail - 0.1%
Seaspan Corp. 5.5% 8/1/29 (c)		110,000	94,603
Utilities - 3.9%
Abu Dhabi National Energy Co. PJSC 4.696% 4/24/33 (c)		200,000	189,813
Aegea Finance SARL 9% 1/20/31 (c)		200,000	210,060
Clearway Energy Operating LLC 4.75% 3/15/28 (c)		40,000	37,694
ContourGlobal Power Holdings SA 3.125% 1/1/28 (Reg. S)	EUR	221,000	215,804
DPL, Inc.:
4.125% 7/1/25		180,000	174,844
4.35% 4/15/29		215,000	193,842
Energia Group ROI 6.875% 7/31/28 (Reg. S)	EUR	113,000	124,549
Eskom Holdings SOC Ltd. 8.45% 8/10/28 (c)		60,000	59,025
Mong Duong Finance Holdings BV:
5.125% 5/7/29 (c)		92,229	87,963
5.125% 5/7/29 (Reg. S)		230,573	219,909
NextEra Energy Partners LP 4.25% 9/15/24 (c)		4,000	3,944
NRG Energy, Inc. 3.875% 2/15/32 (c)		5,000	4,213
Pacific Gas & Electric Co.:
3.75% 8/15/42		10,000	7,123
3.95% 12/1/47		55,000	38,564
4.55% 7/1/30		130,000	120,662
4.95% 7/1/50		415,000	337,529
PG&E Corp. 5% 7/1/28		375,000	357,310
Pike Corp. 5.5% 9/1/28 (c)		175,000	165,854
Solaris Midstream Holdings LLC 7.625% 4/1/26 (c)		70,000	70,273
Star Energy Geothermal Wayang Windu Ltd. 6.75% 4/24/33 (Reg. S)		156,600	154,447
Vertiv Group Corp. 4.125% 11/15/28 (c)		95,000	87,980
Vistra Operations Co. LLC 5.625% 2/15/27 (c)		60,000	58,377
			2,919,779
TOTAL NONCONVERTIBLE BONDS			59,819,248
TOTAL CORPORATE BONDS (Cost $65,768,181)			60,728,506

Government Obligations - 2.6%
		Principal Amount (a)	Value ($)
Germany - 1.6%
German Federal Republic:
0% 10/18/24 (Reg. S)	EUR	1,055,000	1,107,329
2.2% 4/13/28(Reg. S)	EUR	75,000	78,623
TOTAL GERMANY			1,185,952
United States of America - 1.0%
U.S. Treasury Bonds:
2.875% 5/15/52		336,000	236,447
3.625% 2/15/53		428,000	349,689
U.S. Treasury Notes 3.875% 8/15/33		189,000	177,424
TOTAL UNITED STATES OF AMERICA			763,560
TOTAL GOVERNMENT OBLIGATIONS (Cost $2,084,788)			1,949,512

Common Stocks - 2.3%
	Shares	Value ($)
Automotive & Auto Parts - 0.0%
UC Holdings, Inc. (b)(h)	3,510	3,510
Energy - 1.4%
California Resources Corp.	4,138	218,735
California Resources Corp. warrants 10/27/24 (h)	530	9,127
Chesapeake Energy Corp. (j)	1,694	152,257
EP Energy Corp. (b)(h)	7,975	14,196
Exxon Mobil Corp.	826	97,691
Mesquite Energy, Inc. (b)(h)	3,453	278,574
Noble Corp. PLC:
warrants 2/4/28 (h)	600	15,068
warrants 2/4/28 (h)	600	13,152
Nostrum Oil & Gas LP warrants (b)(h)	6,753	0
PureWest Energy (b)	105	24
PureWest Energy rights (b)(h)	63	0
Superior Energy Services, Inc. Class A (b)	609	39,281
Tidewater, Inc. warrants 11/14/42 (h)	1,897	191,661
TOTAL ENERGY		1,029,766
Entertainment/Film - 0.2%
New Cotai LLC/New Cotai Capital Corp. (b)(g)(h)	125,816	96,878
Food & Drug Retail - 0.1%
Casino Guichard Perrachon SA (h)	32,888	1,007
Casino Guichard Perrachon SA warrants 4/27/29 (h)	32,888	14
Northeast Grocery, Inc. (b)(g)(h)	12,754	71,677
Southeastern Grocers, Inc. rights (b)(h)	7,744	8,518
TOTAL FOOD & DRUG RETAIL		81,216
Homebuilders/Real Estate - 0.0%
China Aoyuan Group Ltd. (h)	12,176	182
Hotels - 0.0%
Travelport Finance Luxembourg SARL (b)	7	20,232
Telecommunications - 0.0%
Digicel Group Ltd. (b)	3,198	2,868
Textiles/Apparel - 0.1%
Intelsat Emergence SA (b)	2,308	96,728
Utilities - 0.5%
PG&E Corp.	7,733	132,312
Vistra Corp.	3,295	249,893
TOTAL UTILITIES		382,205
TOTAL COMMON STOCKS (Cost $1,247,672)		1,713,585

Bank Loan Obligations - 4.5%
	Principal Amount (a)	Value ($)
Aerospace - 0.1%
TransDigm, Inc. Tranche I 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0594% 8/24/28 (e)(f)(k)	64,554	64,864
Air Transportation - 0.6%
Echo Global Logistics, Inc.:
1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.1657% 11/23/28 (b)(e)(f)(k)	190,105	190,105
2LN, term loan:
CME Term SOFR 3 Month Index + 7.000% 12.4157% 11/23/29 (b)(e)(f)(k)	30,000	30,000
CME Term SOFR 3 Month Index + 8.000% 13.4157% 11/23/29 (b)(e)(f)(k)	257,000	257,000
TOTAL AIR TRANSPORTATION		477,105
Banks & Thrifts - 0.0%
First Eagle Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.500% 7.8019% 2/1/27 (e)(f)(k)	16,671	16,646
Broadcasting - 0.0%
Diamond Sports Group LLC term loan 10% 8/2/27 (k)	4,684	7,432
Building Materials - 0.1%
Hunter Douglas, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.8238% 2/25/29 (e)(f)(k)	49,125	48,722
Chemicals - 0.2%
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8157% 11/15/30 (e)(f)(k)	75,000	72,446
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.6813% 10/4/29 (e)(f)(k)	79,004	78,856
TOTAL CHEMICALS		151,302
Diversified Financial Services - 0.5%
BCP Renaissance Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8285% 10/31/28 (e)(f)(k)	12,777	12,822
GTCR W-2 Merger Sub LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3094% 1/31/31 (e)(f)(k)	125,000	125,235
HarbourVest Partners LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.8432% 4/22/30 (e)(f)(k)	14,354	14,354
Softbank SVF II Cayman LP 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 12/31/24 (b)(e)(f)(k)	244,821	240,537
TOTAL DIVERSIFIED FINANCIAL SERVICES		392,948
Diversified Media - 0.2%
CMG Media Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.9094% 12/17/26 (e)(f)(k)	138,568	116,685
Energy - 0.0%
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (b)(d)(f)(k)	65,772	0
term loan 0% (b)(d)(e)(k)	28,000	0
TOTAL ENERGY		0
Food & Drug Retail - 0.0%
Northeast Grocery, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 7.500% 12.8257% 12/13/28 (e)(f)(k)	25,000	24,958
Food/Beverage/Tobacco - 0.2%
Triton Water Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3019% 3/31/28 (e)(f)(k)	129,675	129,805
Healthcare - 0.0%
Electron BidCo, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4302% 11/1/28 (e)(f)(k)	9,800	9,814
Insurance - 0.2%
Acrisure LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6802% 2/15/27 (e)(f)(k)	4,888	4,894
Alliant Holdings Intermediate LLC Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8189% 11/6/30 (e)(f)(k)	31,375	31,488
Truist Insurance Holdings LLC 2L, term loan CME Term SOFR 1 Month Index + 4.750% 3/8/32 (f)(k)(l)	80,000	80,650
TOTAL INSURANCE		117,032
Publishing/Printing - 0.2%
Clear Channel International BV Tranche B 1LN, term loan 7.5% 8/31/27 (k)	120,000	118,200
Services - 0.8%
Amentum Government Services Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4302% 1/23/27 (e)(f)(k)	14,438	14,444
Ascend Learning LLC 2LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.1657% 12/10/29 (e)(f)(k)	10,000	9,792
CoreLogic, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9302% 6/2/28 (e)(f)(k)	157,975	152,051
Finastra U.S.A., Inc. term loan CME Term SOFR 1 Month Index + 7.250% 12.4592% 9/13/29 (b)(e)(f)(k)	191,556	191,556
Spin Holdco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5854% 3/4/28 (e)(f)(k)	191,828	168,718
STS Operating, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.42% 3/25/31 (e)(f)(k)	20,000	20,167
Uber Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.0793% 3/3/30 (e)(f)(k)	51,244	51,549
TOTAL SERVICES		608,277
Super Retail - 0.2%
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1802% 3/5/28 (e)(f)(k)	154,830	154,746
Technology - 0.8%
Applied Systems, Inc.:
Tranche 2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.5594% 2/23/32 (e)(f)(k)	5,000	5,160
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8094% 2/24/31 (e)(f)(k)	5,000	5,034
Athenahealth Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.5657% 2/15/29 (e)(f)(k)	87,589	87,370
Cotiviti, Inc.:
Tranche 1LN, term loan 7.625% 2/24/31 (k)	70,000	69,358
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 2/21/31 (f)(k)(l)	20,000	20,017
DH Corp./Societe term loan CME Term SOFR 3 Month Index + 7.250% 12.4592% 9/13/29 (b)(e)(f)(k)	4,474	4,474
MH Sub I LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5657% 5/3/28 (e)(f)(k)	158,574	157,925
Rackspace Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.686% 5/15/28 (e)(f)(k)	19,398	19,326
UKG, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8143% 2/10/31 (e)(f)(k)	219,416	220,366
TOTAL TECHNOLOGY		589,030
Telecommunications - 0.4%
Altice France SA Tranche B14 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.8286% 8/15/28 (e)(f)(k)	366,300	273,696
Crown Subsea Communications Holding, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0674% 1/30/31 (e)(f)(k)	15,000	15,094
TOTAL TELECOMMUNICATIONS		288,790
TOTAL BANK LOAN OBLIGATIONS (Cost $3,437,014)		3,316,356

Preferred Securities - 5.4%
		Principal Amount (a)	Value ($)
Banks & Thrifts - 2.8%
Banco de Credito e Inversiones 8.75% (c)(e)(m)		200,000	208,414
Banco de Sabadell SA 5.75% (Reg. S) (e)(m)	EUR	200,000	209,417
Banco Mercantil del Norte SA 7.625% (c)(e)(m)		40,000	39,180
Bank of America Corp.:
4.375% (e)(m)		100,000	91,736
5.875% (e)(m)		190,000	183,658
Bank of Communications Co. Ltd. 3.8% (Reg. S) (e)(m)		200,000	196,926
CaixaBank SA 5.875% (Reg. S) (e)(m)	EUR	200,000	208,591
Citigroup, Inc. 7.625% (e)(m)		120,000	125,744
Deutsche Bank AG 6.75% (e)(m)	EUR	200,000	202,055
Industrial & Commercial Bank of China Ltd. 3.2% (Reg. S) (e)(m)		200,000	189,543
Rizal Commercial Banking Corp. 6.5% (Reg. S) (e)(m)		200,000	197,786
Tinkoff Bank JSC 6% (b)(c)(d)(e)(m)		100,000	5,000
Woori Bank 4.25% (Reg. S) (e)(m)		200,000	197,447
TOTAL BANKS & THRIFTS			2,055,497
Building Materials - 0.3%
CEMEX S.A.B. de CV 5.125% (c)(e)(m)		200,000	193,414
Diversified Financial Services - 1.0%
CAS Capital No 1 Ltd. 4% (Reg. S) (e)(m)		200,000	183,918
Charles Schwab Corp. 5.375% (e)(m)		340,000	339,249
Nanyang Commercial Bank Ltd. 6.5% (Reg. S) (e)(m)		250,000	249,784
TOTAL DIVERSIFIED FINANCIAL SERVICES			772,951
Energy - 0.1%
Wintershall Dea Finance 2 BV 2.4985% (Reg. S) (e)(m)	EUR	100,000	100,344
Homebuilders/Real Estate - 0.1%
China Aoyuan Group Ltd. 0% (Reg. S) (b)(m)(n)		48,702	731
Heimstaden Bostad AB 3.248% (Reg. S) (e)(m)	EUR	100,000	77,511
TOTAL HOMEBUILDERS/REAL ESTATE			78,242
Technology - 0.3%
Network i2i Ltd. 5.65% (Reg. S) (e)(m)		200,000	199,336
Telecommunications - 0.3%
Telefonica Europe BV 6.75% (Reg. S) (e)(m)	EUR	200,000	238,056
Utilities - 0.5%
Electricite de France SA 7.5% (Reg. S) (e)(m)	EUR	200,000	239,033
TenneT Holding BV 2.374% (Reg. S) (e)(m)	EUR	100,000	104,964
TOTAL UTILITIES			343,997
TOTAL PREFERRED SECURITIES (Cost $3,943,848)			3,981,837

Money Market Funds - 2.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (o)	1,486,515	1,486,812
Fidelity Securities Lending Cash Central Fund 5.39% (o)(p)	9,499	9,500
TOTAL MONEY MARKET FUNDS (Cost $1,496,220)		1,496,312

TOTAL INVESTMENT IN SECURITIES - 98.6% (Cost $77,977,723)	73,186,108
NET OTHER ASSETS (LIABILITIES) - 1.4%	1,012,568
NET ASSETS - 100.0%	74,198,676

Currency Abbreviations
EUR	-	European Monetary Unit

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Level 3 security
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $40,700,348 or 54.9% of net assets.

(d)	Non-income producing - Security is in default.
(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $254,381 or 0.3% of net assets.

(h)	Non-income producing
(i)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j)	Security or a portion of the security is on loan at period end.
(k)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(l)	The coupon rate will be determined upon settlement of the loan after period end.
(m)	Security is perpetual in nature with no stated maturity date.
(n)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(o)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(p)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Jonah Energy Parent LLC 12% 11/5/25	5/05/23	79,366

New Cotai LLC/New Cotai Capital Corp.	9/11/20	623,261

Northeast Grocery, Inc.	11/08/21	5,075

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	2,730,646	31,505,123	32,748,943	194,081	(13)	(1)	1,486,812	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	-	677,671	668,171	20	-	-	9,500	0.0%
Total	2,730,646	32,182,794	33,417,114	194,101	(13)	(1)	1,496,312

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	99,596	-	-	99,596
Consumer Discretionary	120,620	-	-	120,620
Consumer Staples	81,216	1,021	-	80,195
Energy	1,029,742	490,962	206,729	332,051
Real Estate	182	-	182	-
Utilities	382,229	382,205	-	24

Corporate Bonds	60,728,506	-	60,235,639	492,867

Government Obligations	1,949,512	-	1,949,512	-

Bank Loan Obligations	3,316,356	-	2,402,684	913,672

Preferred Securities	3,981,837	-	3,976,106	5,731

Money Market Funds	1,496,312	1,496,312	-	-
Total Investments in Securities:	73,186,108	2,370,500	68,770,852	2,044,756

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Corporate Bonds
Beginning Balance	$1,006,268
Net Realized Gain (Loss) on Investment Securities	261
Net Unrealized Gain (Loss) on Investment Securities	(535,246)
Cost of Purchases	91,317
Proceeds of Sales	(75,521)
Amortization/Accretion	1,750
Transfers into Level 3	4,038
Transfers out of Level 3	-
Ending Balance	$492,867
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2024	$(104,841)
Bank Loan Obligations
Beginning Balance	$1,341,958
Net Realized Gain (Loss) on Investment Securities	12,045
Net Unrealized Gain (Loss) on Investment Securities	23,522
Cost of Purchases	192,109
Proceeds of Sales	(660,888)
Amortization/Accretion	4,926
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$913,672
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2024	$18,370
Other Investments in Securities
Beginning Balance	$1,018,185
Net Realized Gain (Loss) on Investment Securities	300,076
Net Unrealized Gain (Loss) on Investment Securities	(305,283)
Cost of Purchases	31,987
Proceeds of Sales	(406,750)
Amortization/Accretion	2
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$638,217
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2024	$(45,410)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
		April 30, 2024

Assets
Investment in securities, at value (including securities loaned of $8,988) - See accompanying schedule:
Unaffiliated issuers (cost $76,481,503)	$71,689,796
Fidelity Central Funds (cost $1,496,220)	1,496,312

Total Investment in Securities (cost $77,977,723)		$73,186,108
Cash		22,123
Foreign currency held at value (cost $349,480)		348,293
Receivable for investments sold		297,481
Receivable for fund shares sold		50,892
Dividends receivable		2,024
Interest receivable		1,011,503
Distributions receivable from Fidelity Central Funds		10,164
Prepaid expenses		26
Receivable from investment adviser for expense reductions		53,783
Other receivables		11
Total assets		74,982,408
Liabilities
Payable for investments purchased
Regular delivery	$388,377
Delayed delivery	75,000
Payable for fund shares redeemed	99,348
Distributions payable	64,387
Accrued management fee	50,487
Distribution and service plan fees payable	3,264
Audit fee payable	85,919
Other payables and accrued expenses	7,450
Collateral on securities loaned	9,500
Total liabilities		783,732
Net Assets		$74,198,676
Net Assets consist of:
Paid in capital		$93,128,042
Total accumulated earnings (loss)		(18,929,366)
Net Assets		$74,198,676

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($7,852,196 ÷ 916,250 shares)(a)		$8.57
Maximum offering price per share (100/96.00 of $8.57)		$8.93
Class M :
Net Asset Value and redemption price per share ($2,725,628 ÷ 318,107 shares)(a)		$8.57
Maximum offering price per share (100/96.00 of $8.57)		$8.93
Class C :
Net Asset Value and offering price per share ($1,134,336 ÷ 132,366 shares)(a)		$8.57
Global High Income :
Net Asset Value, offering price and redemption price per share ($59,729,213 ÷ 6,968,993 shares)		$8.57
Class I :
Net Asset Value, offering price and redemption price per share ($2,757,303 ÷ 321,729 shares)		$8.57
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended April 30, 2024
Investment Income
Dividends		$242,578
Interest		4,634,392
Income from Fidelity Central Funds (including $20 from security lending)		194,101
Total income		5,071,071
Expenses
Management fee	$540,077
Transfer agent fees	100,758
Distribution and service plan fees	40,177
Accounting fees	26,106
Custodian fees and expenses	12,657
Independent trustees' fees and expenses	381
Registration fees	102,564
Audit	102,437
Legal	8,496
Miscellaneous	297
Total expenses before reductions	933,950
Expense reductions	(280,337)
Total expenses after reductions		653,613
Net Investment income (loss)		4,417,458
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(3,118,713)
Fidelity Central Funds	(13)
Foreign currency transactions	(17,011)
Total net realized gain (loss)		(3,135,737)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	4,111,893
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	(5,982)
Total change in net unrealized appreciation (depreciation)		4,105,910
Net gain (loss)		970,173
Net increase (decrease) in net assets resulting from operations		$5,387,631
Statement of Changes in Net Assets

	Year ended April 30, 2024	Year ended April 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,417,458	$4,276,750
Net realized gain (loss)	(3,135,737)	(6,611,422)
Change in net unrealized appreciation (depreciation)	4,105,910	2,033,258
Net increase (decrease) in net assets resulting from operations	5,387,631	(301,414)
Distributions to shareholders	(3,611,064)	(3,486,392)
Distributions to shareholders from tax return of capital	-	(291,964)

Total Distributions	(3,611,064)	(3,778,356)
Share transactions - net increase (decrease)	(5,907,486)	(13,836,765)
Total increase (decrease) in net assets	(4,130,919)	(17,916,535)

Net Assets
Beginning of period	78,329,595	96,246,130
End of period	$74,198,676	$78,329,595

Financial Highlights
Fidelity Advisor® Global High Income Fund Class A

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.36	$8.69	$9.79	$8.38	$9.48
Income from Investment Operations
Net investment income (loss) A,B	.474	.422	.367	.391	.445
Net realized and unrealized gain (loss)	.121	(.382)	(1.089)	1.394	(1.120)
Total from investment operations	.595	.040	(.722)	1.785	(.675)
Distributions from net investment income	(.385)	(.341)	(.378)	(.375)	(.425)
Distributions from tax return of capital	-	(.029)	-	-	-
Total distributions	(.385)	(.370)	(.378)	(.375)	(.425)
Net asset value, end of period	$8.57	$8.36	$8.69	$9.79	$8.38
Total Return C,D	7.30%	.64%	(7.64)%	21.59%	(7.44)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.46%	1.38%	1.37%	1.34%	1.34%
Expenses net of fee waivers, if any	1.06%	1.17%	1.16%	1.25%	1.25%
Expenses net of all reductions	1.06%	1.17%	1.16%	1.25%	1.25%
Net investment income (loss)	5.65%	5.13%	3.89%	4.17%	4.77%
Supplemental Data
Net assets, end of period (000 omitted)	$7,852	$7,663	$15,467	$8,582	$5,927
Portfolio turnover rate G	37%	29%	45%	53%	54%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Global High Income Fund Class M

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.36	$8.69	$9.79	$8.38	$9.48
Income from Investment Operations
Net investment income (loss) A,B	.474	.421	.372	.389	.445
Net realized and unrealized gain (loss)	.121	(.381)	(1.094)	1.396	(1.120)
Total from investment operations	.595	.040	(.722)	1.785	(.675)
Distributions from net investment income	(.385)	(.341)	(.378)	(.375)	(.425)
Distributions from tax return of capital	-	(.029)	-	-	-
Total distributions	(.385)	(.370)	(.378)	(.375)	(.425)
Net asset value, end of period	$8.57	$8.36	$8.69	$9.79	$8.38
Total Return C,D	7.30%	.64%	(7.64)%	21.59%	(7.44)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.50%	1.45%	1.41%	1.41%	1.41%
Expenses net of fee waivers, if any	1.06%	1.17%	1.16%	1.25%	1.25%
Expenses net of all reductions	1.06%	1.17%	1.16%	1.25%	1.25%
Net investment income (loss)	5.65%	5.13%	3.89%	4.16%	4.77%
Supplemental Data
Net assets, end of period (000 omitted)	$2,726	$2,634	$3,118	$3,164	$2,928
Portfolio turnover rate G	37%	29%	45%	53%	54%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Global High Income Fund Class C

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.36	$8.69	$9.79	$8.38	$9.48
Income from Investment Operations
Net investment income (loss) A,B	.411	.360	.301	.319	.375
Net realized and unrealized gain (loss)	.121	(.381)	(1.094)	1.396	(1.119)
Total from investment operations	.532	(.021)	(.793)	1.715	(.744)
Distributions from net investment income	(.322)	(.285)	(.307)	(.305)	(.356)
Distributions from tax return of capital	-	(.024)	-	-	-
Total distributions	(.322)	(.309)	(.307)	(.305)	(.356)
Net asset value, end of period	$8.57	$8.36	$8.69	$9.79	$8.38
Total Return C,D	6.50%	(.11)%	(8.33)%	20.69%	(8.13)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	2.25%	2.20%	2.12%	2.14%	2.11%
Expenses net of fee waivers, if any	1.81%	1.92%	1.91%	2.00%	2.00%
Expenses net of all reductions	1.81%	1.92%	1.91%	2.00%	2.00%
Net investment income (loss)	4.90%	4.38%	3.14%	3.41%	4.02%
Supplemental Data
Net assets, end of period (000 omitted)	$1,134	$1,599	$2,246	$3,249	$2,684
Portfolio turnover rate G	37%	29%	45%	53%	54%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Global High Income Fund

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.36	$8.69	$9.79	$8.38	$9.48
Income from Investment Operations
Net investment income (loss) A,B	.495	.442	.397	.413	.468
Net realized and unrealized gain (loss)	.121	(.381)	(1.094)	1.395	(1.119)
Total from investment operations	.616	.061	(.697)	1.808	(.651)
Distributions from net investment income	(.406)	(.361)	(.403)	(.398)	(.449)
Distributions from tax return of capital	-	(.030)	-	-	-
Total distributions	(.406)	(.391)	(.403)	(.398)	(.449)
Net asset value, end of period	$8.57	$8.36	$8.69	$9.79	$8.38
Total Return C	7.56%	.89%	(7.40)%	21.89%	(7.21)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	1.17%	1.10%	1.04%	1.04%	1.03%
Expenses net of fee waivers, if any	.81%	.92%	.91%	1.00%	1.00%
Expenses net of all reductions	.81%	.92%	.91%	1.00%	1.00%
Net investment income (loss)	5.90%	5.38%	4.15%	4.41%	5.02%
Supplemental Data
Net assets, end of period (000 omitted)	$59,729	$63,000	$72,441	$89,338	$73,039
Portfolio turnover rate F	37%	29%	45%	53%	54%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Global High Income Fund Class I

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.36	$8.69	$9.79	$8.38	$9.48
Income from Investment Operations
Net investment income (loss) A,B	.494	.442	.400	.411	.473
Net realized and unrealized gain (loss)	.122	(.381)	(1.097)	1.397	(1.124)
Total from investment operations	.616	.061	(.697)	1.808	(.651)
Distributions from net investment income	(.406)	(.361)	(.403)	(.398)	(.449)
Distributions from tax return of capital	-	(.030)	-	-	-
Total distributions	(.406)	(.391)	(.403)	(.398)	(.449)
Net asset value, end of period	$8.57	$8.36	$8.69	$9.79	$8.38
Total Return C	7.57%	.89%	(7.40)%	21.89%	(7.21)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	1.21%	1.15%	1.05%	1.05%	1.03%
Expenses net of fee waivers, if any	.81%	.92%	.91%	1.00%	1.00%
Expenses net of all reductions	.81%	.92%	.91%	1.00%	1.00%
Net investment income (loss)	5.90%	5.38%	4.14%	4.42%	5.02%
Supplemental Data
Net assets, end of period (000 omitted)	$2,757	$3,433	$2,975	$7,844	$4,350
Portfolio turnover rate F	37%	29%	45%	53%	54%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended April 30, 2024

1. Organization.
Fidelity Global High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global High Income and Class I shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C and Class I are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
Effective March 22, 2024, the Fund was closed to new accounts with certain exceptions. Effective May 20, 2024, the Fund was closed to was closed to all new investments (other than reinvestment of dividend and capital gain distributions).
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$ 632,486	Market comparable	Enterprise value/Revenue multiple (EV/R)	0.3	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	3.8 - 12.8 / 5.4	Increase
		Market approach	Parity price	$0.90	Increase
		Discounted cash flow	Discount rate	11.1% - 12.5% / 11.2%	Decrease
		Recovery value	Recovery value	$0.00 - $1.10 / $1.10	Increase
		Black scholes	Discount rate	4.9%	Increase
			Term	2.8	Increase
			Volatility	60.0%	Increase
Corporate Bonds	$ 492,867	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	5.3	Increase
			Daily production multiple ($/Million cubic feet per day)	$3,550.00	Increase
		Discounted cash flow	Yield	18.8%	Decrease
		Recovery value	Recovery value	$0.00	Increase
		Indicative market price	Evaluated bid	$0.01 - $24.00 / $12.03	Increase
		Black scholes	Discount rate	4.9%	Increase
			Term	2.8	Increase
			Volatility	60.0%	Increase
Bank Loan Obligations	$ 913,672	Discounted cash flow	Yield	7.2% - 12.2% / 10.0%	Decrease
		Recovery value	Recovery value	$0.00	Increase
Preferred Securities	$ 5,731	Indicative market price	Evaluated bid	$1.50 - $5.00 / $4.55	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in interest. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in interest receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,573,789
Gross unrealized depreciation	(6,749,806)
Net unrealized appreciation (depreciation)	$(4,176,017)
Tax Cost	$77,351,263

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$108,236
Capital loss carryforward	$(14,858,761)
Net unrealized appreciation (depreciation) on securities and other investments	$(4,178,842)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(1,898,217)
Long-term	(12,960,544)
Total capital loss carryforward	$(14,858,761)

The tax character of distributions paid was as follows:

	April 30, 2024	April 30, 2023
Ordinary Income	$3,611,064	$3,486,392
Tax Return of Capital	-	291,964
Total	$3,611,064	$3,778,356

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global High Income Fund	25,921,018	30,511,078
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.85
Class M	.85
Class C	.85
Global High Income	.83
Class I	.85

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.84
Class M	.84
Class C	.84
Global High Income	.80
Class I	.84

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .70%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.30% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	19,512	465
Class M	- %	.25%	6,685	34
Class C	.75%	.25%	13,980	896
			40,177	1,395

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	743
Class M	361
Class C A	58
1,162

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.1824
Class M	.2000
Class C	.2000
Global High Income	.1497
Class I	.1928

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net AssetsA
Class A	11,944.18
Class M	5,147.23
Class C	2,816.24
Global High Income	76,332.15
Class I	4,519.18
	100,758
A Annualized.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Global High Income Fund	.0414

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Global High Income Fund	.04

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Global High Income Fund	-	42,258	29,462
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Global High Income Fund	133
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Global High Income Fund	2	-	-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Class A	1.15%/1.05%A	30,188
Class M	1.15%/1.05%A	11,453
Class C	1.90%/1.80%A	6,059
Global High Income	.90%/.80%A	215,196
Class I	.90%/.80%A	11,620
		274,516
A Expense limitation effective June 1, 2023.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2,497. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction ($)

Class M	16

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,308.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2024	Year ended April 30, 2023
Fidelity Global High Income Fund
Distributions to shareholders
Class A	$357,744	$380,555
Class M	122,765	118,501
Class C	53,282	69,010
Global High Income	2,934,976	3,044,980
Class I	142,297	165,310
Total	$3,611,064	$3,778,356
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2024	Year ended April 30, 2023	Year ended April 30, 2024	Year ended April 30, 2023
Fidelity Global High Income Fund
Class A
Shares sold	126,552	117,663	$1,062,017	$965,194
Reinvestment of distributions	41,448	45,152	348,935	370,851
Shares redeemed	(168,522)	(1,026,071)	(1,416,170)	(8,638,977)
Net increase (decrease)	(522)	(863,256)	$(5,218)	$(7,302,932)
Class M
Shares sold	51,011	29,016	$435,194	$241,895
Reinvestment of distributions	14,407	14,213	121,338	116,461
Shares redeemed	(62,498)	(86,940)	(526,953)	(717,956)
Net increase (decrease)	2,920	(43,711)	$29,579	$(359,600)
Class C
Shares sold	13,459	14,105	$112,545	$115,329
Reinvestment of distributions	6,285	8,356	52,853	68,433
Shares redeemed	(78,694)	(89,592)	(662,631)	(738,846)
Net increase (decrease)	(58,950)	(67,131)	$(497,233)	$(555,084)
Global High Income
Shares sold	1,360,832	1,464,734	$11,502,339	$12,141,545
Reinvestment of distributions	268,630	287,398	2,260,979	2,353,838
Shares redeemed	(2,197,018)	(2,551,630)	(18,463,340)	(20,718,743)
Net increase (decrease)	(567,556)	(799,498)	$(4,700,022)	$(6,223,360)
Class I
Shares sold	84,464	411,632	$710,197	$3,447,408
Reinvestment of distributions	13,724	16,694	115,366	137,183
Shares redeemed	(187,302)	(359,777)	(1,560,155)	(2,980,380)
Net increase (decrease)	(89,114)	68,549	$(734,592)	$604,211

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Credit Risk.
The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.
13. Litigation.
The Fund and other entities managed by FMR or its affiliates are involved with proceedings arising out of disputes in the United States Bankruptcy Court for the Southern District of Texas ("Bankruptcy Court"), relating to the In re Sanchez Energy Corporation chapter 11 bankruptcy case (Case No. 19-34508). A Bankruptcy Court-appointed representative of unsecured creditors asserted that eight million shares of Mesquite Energy, Inc. (formerly known as Sanchez Energy Corporation) (the "Company"), held in escrow pursuant to the terms of the Company's confirmed chapter 11 plan, should be awarded to the unsecured creditors instead of the Company's current equity holders, including the Fund, which were providers of debtor-in-possession financing to the Company during its chapter 11 case and holders of secured notes issued by the Company in 2018. The unsecured creditors also asserted that certain additional equity issued by the Company in 2020 in connection with two post-bankruptcy financings, also held by the Fund, is invalid. During August 2023, the Bankruptcy Court issued an opinion awarding a portion of the eight million shares to the unsecured creditors, diluting the value of the Fund's holdings in Mesquite. The Fund will appeal this decision. At this time, Management cannot determine any additional loss or dilution that may be realized. The Fund is also incurring legal costs in defending the disputes and has recovered a portion of these legal costs through an insurance claim.
14. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
15. Proposed Reorganization.
The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity High Income Fund.  The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange for corresponding shares of Fidelity High Income Fund equal in value to the net assets of the Fund on the day the reorganization is effective.  The reorganization does not require shareholder approval and is expected to become effective in September 2024. The reorganization is expected to qualify as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the funds or their shareholders.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Global High Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2024, the related statement of operations for the year ended April 30, 2024, the statement of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2024 and the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 14, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Chief of Engineers and Commanding General, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present), on the Advisory Board of Hilco Redevelopment Partners (a real estate investment and redevelopment company, 2021-present), and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee, Compensation Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board of Roosevelt University (2019-2024) and member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Audit Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions) and as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-2023). Mr. Thomas currently serves as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present) and as a member and Vice Chair of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Association for the Performing Arts (2011-2023), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Senior Vice President, Vice President, Assistant Treasurer, or Director of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2023 to April 30, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period- C November 1, 2023 to April 30, 2024
Fidelity® Global High Income Fund
Class A	1.05%
Actual		$ 1,000	$ 1,090.00	$ 5.46
Hypothetical-B		$ 1,000	$ 1,019.64	$ 5.27
Class M	1.05%
Actual		$ 1,000	$ 1,090.00	$ 5.46
Hypothetical-B		$ 1,000	$ 1,019.64	$ 5.27
Class C	1.80%
Actual		$ 1,000	$ 1,086.00	$ 9.34
Hypothetical-B		$ 1,000	$ 1,015.91	$ 9.02
Fidelity® Global High Income Fund	.80%
Actual		$ 1,000	$ 1,091.40	$ 4.16
Hypothetical-B		$ 1,000	$ 1,020.89	$ 4.02
Class I	.80%
Actual		$ 1,000	$ 1,091.40	$ 4.16
Hypothetical-B		$ 1,000	$ 1,020.89	$ 4.02

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 1.09% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $2,120,054 of distributions paid in the calendar year 2023 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $3,611,065 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Fidelity Global High Income Fund
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Limited (FMR Japan), and FIL Investment Advisors (FIL). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund and each class into a single class-level fee based on tiered schedules and subject to a maximum class-level rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each class of the fund would be no higher than the sum of (i) the lowest contractual management fee rate under the fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to the fund for the same services. The Board noted that certain expenses such as third-party expenses, Rule 12b-1 fees, and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee. The Board considered that, under the Management Contract, a different management fee rate will be applicable to each class of the fund. The Board noted that Fidelity has represented that the difference in expenses between classes is based on differences in class-specific expenses and not due to any difference in advisory or third-party custodial fees or other expenses related to the management of the fund's assets.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board further noted that the agreement with FIL was amended to provide that FMR will compensate FIL at a flat fee rate of 0.30% of the net assets sub-advised by it. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.926249.112
GHI-ANN-0624
Fidelity® Healthy Future Fund

Annual Report
April 30, 2024
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2024	Past 1 year	Life of Fund A
Class A (incl. 5.75% sales charge)	6.29%	6.19%
Class M (incl. 3.50% sales charge)	8.59%	7.22%
Class C (incl. contingent deferred sales charge)	11.01%	8.68%
Fidelity® Healthy Future Fund	13.12%	9.77%
Class I	13.12%	9.77%
Class Z	13.19%	9.91%

A   From May 24, 2022
Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Healthy Future Fund, a class of the fund, on May 24, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 22.66% for the 12 months ending April 30, 2024, according to the S&P 500® index, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, the S&P 500® continued its late-2023 momentum and ended March at its all-time high before snapping a five-month uptrend in April (-4.08%). Growth stocks led the broad rally, mostly driven by a narrow set of firms in the communication services (+41%) and information technology (+37%) sectors, largely due to excitement for AI. In particular, semiconductor-related stocks (+104%) were a standout. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% in the final two months of 2023 and 10.56% the first quarter. Risk assets were further aided on March 20, when the central bank held steady its benchmark federal funds rate and affirmed its projection to cut in 2024. The index then slipped in April, as inflation remained stickier than expected, spurring doubts of a soft economic landing. For the full 12 months, the financials, industrials and consumer discretionary sectors each gained about 24%. In sharp contrast, real estate and the defensive-oriented utilities sector each roughly broke even. Other notable "laggards" included consumer staples (+3%) and health care (+7%).
Comments from Co-Managers Paul McElroy and Melissa Reilly:
For the fiscal year ending April 30, 2024, the fund gained about 13.12%, versus 12.94% for the MSCI Health and Wellness Custom Index Net MA and 17.87% for the broad-based MSCI All Country World Index (Net MA). From a regional standpoint, an underweight in the U.K. and stock selection in Europe ex the U.K., primarily in Belgium, contributed to the fund's performance versus the MSCI Health and Wellness Custom Index Net MA. By sector, market selection was the primary contributor, led by an overweight in information technology. Stock picking in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also helped. Security selection in consumer staples also boosted relative performance. Also lifting the fund's relative result was an overweight in consumer discretionary, primarily within the consumer durables & apparel industry. The top individual relative contributor was an overweight in Nvidia (+213%). Nvidia was the fund's largest holding. The second-largest relative contributor was our non-benchmark stake in Eli Lilly (+99%). Eli Lilly was among the fund's biggest holdings this period. An underweight in Abbott Laboratories (-2%) also contributed. This was a position we established this period. In contrast, from a regional standpoint, underweights in Japan and Europe ex the U.K., primarily in France, detracted from the fund's result versus the MSCI Health and Wellness Custom Index Net MA. By sector, the biggest detractor from performance versus the benchmark was stock selection in consumer discretionary. Also hurting our result were security selection in financials and information technology. The biggest individual relative detractor was our non-benchmark stake in agilon health (-75%). Agilon health was not held at period end. A second notable relative detractor was an underweight in Tesla (+12%). Tesla was one of our largest holdings. This period we increased our investment in Tesla. Another notable relative detractor this period was avoiding Toyota Motor, a benchmark component that gained approximately 74%. Notable changes in positioning include increased exposure to France and a lower allocation to Switzerland.
Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

NVIDIA Corp.	9.9
Procter & Gamble Co.	7.0
Nestle SA (Reg. S)	5.0
Thermo Fisher Scientific, Inc.	4.7
Vertex Pharmaceuticals, Inc.	3.5
Regeneron Pharmaceuticals, Inc.	3.4
UnitedHealth Group, Inc.	3.1
L'Oreal SA	2.9
Tesla, Inc.	2.7
Uber Technologies, Inc.	2.5
44.7

Market Sectors (% of Fund's net assets)

Health Care	35.4
Consumer Staples	23.2
Consumer Discretionary	15.9
Information Technology	11.1
Financials	7.5
Industrials	3.2
Communication Services	1.5
Real Estate	1.2
Utilities	0.9

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments April 30, 2024
Showing Percentage of Net Assets
Common Stocks - 99.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 1.5%
Entertainment - 1.5%
The Walt Disney Co.	1,225	136,098
CONSUMER DISCRETIONARY - 15.9%
Automobile Components - 2.5%
Aptiv PLC (a)	992	70,432
DENSO Corp.	9,583	163,324
		233,756
Automobiles - 4.8%
BYD Co. Ltd. (H Shares)	787	21,574
General Motors Co.	3,502	155,944
Rivian Automotive, Inc. (a)	1,901	16,919
Tesla, Inc. (a)	1,387	254,209
		448,646
Hotels, Restaurants & Leisure - 3.4%
Airbnb, Inc. Class A (a)	215	34,093
Cava Group, Inc.	626	45,034
Chipotle Mexican Grill, Inc. (a)	44	139,022
Hilton Worldwide Holdings, Inc.	418	82,463
Sweetgreen, Inc. Class A (a)	480	10,786
		311,398
Specialty Retail - 0.8%
TJX Companies, Inc.	447	42,058
Ulta Beauty, Inc. (a)	70	28,339
		70,397
Textiles, Apparel & Luxury Goods - 4.4%
adidas AG	132	31,893
Crocs, Inc. (a)	282	35,072
Deckers Outdoor Corp. (a)	202	165,331
lululemon athletica, Inc. (a)	323	116,474
On Holding AG (a)	1,901	60,357
		409,127
TOTAL CONSUMER DISCRETIONARY		1,473,324
CONSUMER STAPLES - 23.2%
Consumer Staples Distribution & Retail - 1.1%
Costco Wholesale Corp.	76	54,940
Sprouts Farmers Market LLC (a)	698	46,089
		101,029
Food Products - 7.1%
Danone SA	2,545	159,285
Freshpet, Inc. (a)	338	35,852
Nestle SA (Reg. S)	4,620	463,849
		658,986
Household Products - 9.2%
Colgate-Palmolive Co.	2,231	205,074
Procter & Gamble Co.	3,997	652,310
		857,384
Personal Care Products - 5.8%
elf Beauty, Inc. (a)	360	58,511
Estee Lauder Companies, Inc. Class A	967	141,869
Kenvue, Inc.	3,517	66,190
L'Oreal SA	569	266,972
		533,542
TOTAL CONSUMER STAPLES		2,150,941
FINANCIALS - 7.5%
Capital Markets - 1.4%
BlackRock, Inc. Class A	180	135,835
Insurance - 6.1%
AIA Group Ltd.	23,836	174,583
Chubb Ltd.	756	187,972
Hartford Financial Services Group, Inc.	831	80,516
Marsh & McLennan Companies, Inc.	599	119,459
		562,530
TOTAL FINANCIALS		698,365
HEALTH CARE - 35.4%
Biotechnology - 9.5%
Exact Sciences Corp. (a)	478	28,369
Gilead Sciences, Inc.	1,829	119,251
Moderna, Inc. (a)	849	93,653
Regeneron Pharmaceuticals, Inc. (a)	356	317,075
Vertex Pharmaceuticals, Inc. (a)	826	324,461
		882,809
Health Care Equipment & Supplies - 5.6%
Abbott Laboratories	1,681	178,136
Boston Scientific Corp. (a)	2,139	153,730
DexCom, Inc. (a)	478	60,892
Penumbra, Inc. (a)	211	41,455
The Cooper Companies, Inc.	408	36,336
TransMedics Group, Inc. (a)	475	44,712
		515,261
Health Care Providers & Services - 6.8%
Centene Corp. (a)	2,523	184,330
CVS Health Corp.	821	55,590
LifeStance Health Group, Inc. (a)	10,239	63,277
Molina Healthcare, Inc. (a)	111	37,973
UnitedHealth Group, Inc.	602	291,187
		632,357
Life Sciences Tools & Services - 7.6%
Agilent Technologies, Inc.	489	67,013
Danaher Corp.	816	201,242
Thermo Fisher Scientific, Inc.	762	433,365
		701,620
Pharmaceuticals - 5.9%
Eli Lilly & Co.	261	203,867
Merck & Co., Inc.	755	97,561
UCB SA	1,645	218,653
Zoetis, Inc. Class A	199	31,689
		551,770
TOTAL HEALTH CARE		3,283,817
INDUSTRIALS - 3.2%
Electrical Equipment - 0.7%
Generac Holdings, Inc. (a)	444	60,366
Ground Transportation - 2.5%
Uber Technologies, Inc. (a)	3,564	236,186
TOTAL INDUSTRIALS		296,552
INFORMATION TECHNOLOGY - 11.1%
Semiconductors & Semiconductor Equipment - 9.9%
NVIDIA Corp.	1,067	921,909
Technology Hardware, Storage & Peripherals - 1.2%
Apple, Inc.	525	89,423
Samsung Electronics Co. Ltd. GDR (Reg. S)	15	21,135
		110,558
TOTAL INFORMATION TECHNOLOGY		1,032,467
REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
Welltower, Inc.	1,119	106,618
UTILITIES - 0.9%
Electric Utilities - 0.9%
NextEra Energy, Inc.	1,191	79,761
TOTAL COMMON STOCKS (Cost $8,022,196)		9,257,943

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $8,022,196)	9,257,943
NET OTHER ASSETS (LIABILITIES) - 0.1%	12,416
NET ASSETS - 100.0%	9,270,359

Legend

(a)	Non-income producing

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	25,605	5,383,361	5,408,966	6,611	-	-	-	0.0%
Total	25,605	5,383,361	5,408,966	6,611	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	136,098	136,098	-	-
Consumer Discretionary	1,473,324	1,288,426	184,898	-
Consumer Staples	2,150,941	1,527,807	623,134	-
Financials	698,365	523,782	174,583	-
Health Care	3,283,817	3,283,817	-	-
Industrials	296,552	296,552	-	-
Information Technology	1,032,467	1,032,467	-	-
Real Estate	106,618	106,618	-	-
Utilities	79,761	79,761	-	-

Total Investments in Securities:	9,257,943	8,275,328	982,615	-
Financial Statements
Statement of Assets and Liabilities
		April 30, 2024

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $8,022,196):		$9,257,943
Foreign currency held at value (cost $15,010)		14,964
Receivable for investments sold		263,576
Receivable for fund shares sold		6,180
Dividends receivable		8,972
Reclaims receivable		5,961
Distributions receivable from Fidelity Central Funds		530
Prepaid expenses		2
Receivable from investment adviser for expense reductions		54,536
Total assets		9,612,664
Liabilities
Payable to custodian bank	$11,564
Payable for investments purchased	170,341
Payable for fund shares redeemed	119,019
Accrued management fee	6,567
Distribution and service plan fees payable	1,034
Audit fee payable	32,277
Other payables and accrued expenses	1,503
Total liabilities		342,305
Net Assets		$9,270,359
Net Assets consist of:
Paid in capital		$8,226,799
Total accumulated earnings (loss)		1,043,560
Net Assets		$9,270,359

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($853,693 ÷ 71,634 shares)(a)		$11.92
Maximum offering price per share (100/94.25 of $11.92)		$12.65
Class M :
Net Asset Value and redemption price per share ($1,565,414 ÷ 131,980 shares)(a)		$11.86
Maximum offering price per share (100/96.50 of $11.86)		$12.29
Class C :
Net Asset Value and offering price per share ($261,589 ÷ 22,272 shares)(a)		$11.75
Fidelity Healthy Future Fund :
Net Asset Value, offering price and redemption price per share ($6,308,666 ÷ 527,211 shares)		$11.97
Class I :
Net Asset Value, offering price and redemption price per share ($159,464 ÷ 13,327 shares)		$11.97
Class Z :
Net Asset Value, offering price and redemption price per share ($121,533 ÷ 10,129 shares)		$12.00
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended April 30, 2024
Investment Income
Dividends		$76,387
Income from Fidelity Central Funds		6,611
Total income		82,998
Expenses
Management fee	$47,851
Transfer agent fees	12,155
Distribution and service plan fees	6,923
Accounting fees and expenses	1,831
Custodian fees and expenses	4,431
Independent trustees' fees and expenses	30
Registration fees	77,879
Audit	44,178
Legal	486
Miscellaneous	20
Total expenses before reductions	195,784
Expense reductions	(119,510)
Total expenses after reductions		76,274
Net Investment income (loss)		6,724
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(98,345)
Foreign currency transactions	290
Total net realized gain (loss)		(98,055)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	913,916
Assets and liabilities in foreign currencies	(181)
Total change in net unrealized appreciation (depreciation)		913,735
Net gain (loss)		815,680
Net increase (decrease) in net assets resulting from operations		$822,404
Statement of Changes in Net Assets

	Year ended April 30, 2024	For the period May 24, 2022 (commencement of operations) through April 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,724	$2,409
Net realized gain (loss)	(98,055)	(100,000)
Change in net unrealized appreciation (depreciation)	913,735	321,841
Net increase (decrease) in net assets resulting from operations	822,404	224,250
Distributions to shareholders	(3,025)	-

Share transactions - net increase (decrease)	4,382,036	3,844,694
Total increase (decrease) in net assets	5,201,415	4,068,944

Net Assets
Beginning of period	4,068,944	-
End of period	$9,270,359	$4,068,944

Financial Highlights
Fidelity Advisor® Healthy Future Fund Class A

Years ended April 30,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.57	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.01)	(.01)
Net realized and unrealized gain (loss)	1.36	.58
Total from investment operations	1.35	.57
Net asset value, end of period	$11.92	$10.57
Total Return D,E,F	12.77%	5.70%
Ratios to Average Net Assets C,G,H
Expenses before reductions	3.08%	9.78% I,J
Expenses net of fee waivers, if any	1.29%	1.29% J
Expenses net of all reductions	1.29%	1.29% J
Net investment income (loss)	(.05)%	(.09)% J
Supplemental Data
Net assets, end of period (000 omitted)	$854	$205
Portfolio turnover rate K	37%	68% J

AFor the period May 24, 2022 (commencement of operations) through April 30, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAudit fees are not annualized.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Healthy Future Fund Class M

Years ended April 30,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.54	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.03)	(.03)
Net realized and unrealized gain (loss)	1.35	.57
Total from investment operations	1.32	.54
Net asset value, end of period	$11.86	$10.54
Total Return D,E,F	12.52%	5.40%
Ratios to Average Net Assets C,G,H
Expenses before reductions	3.46%	10.17% I,J
Expenses net of fee waivers, if any	1.54%	1.54% I
Expenses net of all reductions	1.53%	1.54% I
Net investment income (loss)	(.29)%	(.34)% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,565	$136
Portfolio turnover rate K	37%	68% I

AFor the period May 24, 2022 (commencement of operations) through April 30, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAudit fees are not annualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Healthy Future Fund Class C

Years ended April 30,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.49	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.09)	(.08)
Net realized and unrealized gain (loss)	1.35	.57
Total from investment operations	1.26	.49
Net asset value, end of period	$11.75	$10.49
Total Return D,E,F	12.01%	4.90%
Ratios to Average Net Assets C,G,H
Expenses before reductions	3.94%	10.48% I,J
Expenses net of fee waivers, if any	2.04%	2.04% J
Expenses net of all reductions	2.03%	2.04% J
Net investment income (loss)	(.80)%	(.84)% J
Supplemental Data
Net assets, end of period (000 omitted)	$262	$130
Portfolio turnover rate K	37%	68% J

AFor the period May 24, 2022 (commencement of operations) through April 30, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAudit fees are not annualized.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Healthy Future Fund

Years ended April 30,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.59	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.02	.02
Net realized and unrealized gain (loss)	1.37	.57
Total from investment operations	1.39	.59
Distributions from net investment income	(.01)	-
Total distributions	(.01)	-
Net asset value, end of period	$11.97	$10.59
Total Return D,E	13.12%	5.90%
Ratios to Average Net Assets C,F,G
Expenses before reductions	2.79%	9.38% H,I
Expenses net of fee waivers, if any	1.04%	1.04% I
Expenses net of all reductions	1.04%	1.04% I
Net investment income (loss)	.20%	.16% I
Supplemental Data
Net assets, end of period (000 omitted)	$6,309	$3,376
Portfolio turnover rate J	37%	68% I

AFor the period May 24, 2022 (commencement of operations) through April 30, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAudit fees are not annualized.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Healthy Future Fund Class I

Years ended April 30,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.59	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.02	.02
Net realized and unrealized gain (loss)	1.37	.57
Total from investment operations	1.39	.59
Distributions from net investment income	(.01)	-
Total distributions	(.01)	-
Net asset value, end of period	$11.97	$10.59
Total Return D,E	13.12%	5.90%
Ratios to Average Net Assets C,F,G
Expenses before reductions	2.82%	9.48% H,I
Expenses net of fee waivers, if any	1.04%	1.05% H
Expenses net of all reductions	1.04%	1.04% H
Net investment income (loss)	.20%	.16% H
Supplemental Data
Net assets, end of period (000 omitted)	$159	$115
Portfolio turnover rate J	37%	68% H

AFor the period May 24, 2022 (commencement of operations) through April 30, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns for periods of less than one year are not annualized.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAudit fees are not annualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Healthy Future Fund Class Z

Years ended April 30,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.61	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.04	.03
Net realized and unrealized gain (loss)	1.36	.58
Total from investment operations	1.40	.61
Distributions from net investment income	(.01)	-
Total distributions	(.01)	-
Net asset value, end of period	$12.00	$10.61
Total Return D,E	13.19%	6.10%
Ratios to Average Net Assets B,F,G
Expenses before reductions	2.60%	9.34% H,I
Expenses net of fee waivers, if any	.89%	.90% I
Expenses net of all reductions	.89%	.89% I
Net investment income (loss)	.35%	.31% I
Supplemental Data
Net assets, end of period (000 omitted)	$122	$107
Portfolio turnover rate J	37%	68% I

AFor the period May 24, 2022 (commencement of operations) through April 30, 2023.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HAudit fees are not annualized.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended April 30, 2024

1. Organization.
Fidelity Healthy Future Fund (the Fund) is a non-diversified fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Healthy Future Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,607,200
Gross unrealized depreciation	(411,411)
Net unrealized appreciation (depreciation)	$1,195,789
Tax Cost	$8,062,154

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$-
Undistributed ordinary income	$6,157
Capital loss carryforward	$(158,215)
Net unrealized appreciation (depreciation) on securities and other investments	$1,195,618

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(158,215)
Long-term	(-)
Total capital loss carryforward	$(158,215)

The tax character of distributions paid was as follows:

	April 30, 2024	April 30, 2023 A
Ordinary Income	$3,025	$-
Total	$3,025	$-
A  For the period May 24, 2022 (commencement of operations) through April 30, 2023.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Healthy Future Fund	6,933,650	2,449,078
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.87
Class M	.87
Class C	.87
Fidelity Healthy Future Fund	.87
Class I	.85
Class Z	.71

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.87
Class M	.87
Class C	.87
Fidelity Healthy Future Fund	.83
Class I	.85
Class Z	.71

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	1,466	1,192
Class M	.25%	.25%	3,728	811
Class C	.75%	.25%	1,729	1,395
			6,923	3,398

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	1,539
Class M	137
Class CA	28
1,704

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.2000
Class M	.1988
Class C	.2000
Fidelity Healthy Future Fund	.2000
Class I	.1792

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	1,106.25
Class M	961.20
Class C	316.24
Fidelity Healthy Future Fund	9,538.24
Class I	195.19
Class Z	39.04
	12,155

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Healthy Future Fund	.0354

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Healthy Future Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Healthy Future Fund	67

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Healthy Future Fund	210,813	76,525	(46,689)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Healthy Future Fund	11
7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2025. Some expenses, for example the compensation of the independent Trustees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Class A	1.30%	10,421
Class M	1.55%	14,154
Class C	2.05%	3,266
Fidelity Healthy Future Fund	1.05%	86,693
Class I	1.05%	2,280
Class Z	.90%	1,917
		118,731

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $328.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $451.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2024	Year ended April 30, 2023 A
Fidelity Healthy Future Fund
Distributions to shareholders
Fidelity Healthy Future Fund	$2,853	$-
Class I	91	-
Class Z	81	-
Total	$3,025	$-

A For the period May 24, 2022 (commencement of operations) through April 30, 2023.
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2024	Year ended April 30, 2023 A	Year ended April 30, 2024	Year ended April 30, 2023 A
Fidelity Healthy Future Fund
Class A
Shares sold	60,658	21,624	$668,918	$214,288
Shares redeemed	(8,451)	(2,197)	(96,085)	(22,414)
Net increase (decrease)	52,207	19,427	$572,833	$191,874
Class M
Shares sold	128,604	12,903	$1,431,236	$129,961
Shares redeemed	(9,527)	-	(104,174)	-
Net increase (decrease)	119,077	12,903	$1,327,062	$129,961
Class C
Shares sold	10,734	12,345	$123,647	$123,179
Shares redeemed	(807)	-	(8,515)	-
Net increase (decrease)	9,927	12,345	$115,132	$123,179
Fidelity Healthy Future Fund
Shares sold	403,281	405,307	$4,519,404	$4,047,257
Reinvestment of distributions	215	-	2,296	-
Shares redeemed	(195,003)	(86,589)	(2,184,086)	(856,749)
Net increase (decrease)	208,493	318,718	$2,337,614	$3,190,508
Class I
Shares sold	4,013	10,884	$47,126	$108,773
Reinvestment of distributions	9	-	91	-
Shares redeemed	(1,579)	-	(18,393)	-
Net increase (decrease)	2,443	10,884	$28,824	$108,773
Class Z
Shares sold	47	10,820	$490	$107,700
Reinvestment of distributions	8	-	81	-
Shares redeemed	-	(746)	-	(7,301)
Net increase (decrease)	55	10,074	$571	$100,399

A  For the period May 24, 2022 (commencement of operations) through April 30, 2023.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10 of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Healthy Future Fund	13%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Healthy Future Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Healthy Future Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2024, the related statement of operations for the year ended April 30, 2024, and the statement of changes in net assets and the financial highlights for the year ended April 30, 2024 and for the period May 24, 2022 (commencement of operations) through April 30, 2023, including the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year ended April 30, 2024, and the changes in its net assets and the financial highlights for the year ended April 30, 2024 and for the period May 24, 2022 (commencement of operations) through April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Chief of Engineers and Commanding General, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present), on the Advisory Board of Hilco Redevelopment Partners (a real estate investment and redevelopment company, 2021-present), and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee, Compensation Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board of Roosevelt University (2019-2024) and member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Audit Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions) and as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-2023). Mr. Thomas currently serves as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present) and as a member and Vice Chair of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Association for the Performing Arts (2011-2023), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Senior Vice President, Vice President, Assistant Treasurer, or Director of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2023 to April 30, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period- C November 1, 2023 to April 30, 2024
Fidelity® Healthy Future Fund
Class A	1.28%
Actual		$ 1,000	$ 1,184.90	$ 6.95
Hypothetical-B		$ 1,000	$ 1,018.50	$ 6.42
Class M	1.52%
Actual		$ 1,000	$ 1,182.50	$ 8.25
Hypothetical-B		$ 1,000	$ 1,017.30	$ 7.62
Class C	2.02%
Actual		$ 1,000	$ 1,179.70	$ 10.95
Hypothetical-B		$ 1,000	$ 1,014.82	$ 10.12
Fidelity® Healthy Future Fund	1.04%
Actual		$ 1,000	$ 1,186.30	$ 5.65
Hypothetical-B		$ 1,000	$ 1,019.69	$ 5.22
Class I	1.03%
Actual		$ 1,000	$ 1,186.30	$ 5.60
Hypothetical-B		$ 1,000	$ 1,019.74	$ 5.17
Class Z	.89%
Actual		$ 1,000	$ 1,186.90	$ 4.84
Hypothetical-B		$ 1,000	$ 1,020.44	$ 4.47

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

Fidelity Healthy Future Fund, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Healthy Future Fund, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Fidelity Healthy Future Fund
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund and each class into a single class-level fee based on tiered schedules and subject to a maximum class-level rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each class of the fund would be no higher than the sum of (i) the lowest contractual management fee rate under the fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to the fund for the same services. The Board noted that certain expenses such as third-party expenses, Rule 12b-1 fees, and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee. The Board considered that, under the Management Contract, a different management fee rate will be applicable to each class of the fund. The Board noted that Fidelity has represented that the difference in expenses between classes is based on differences in class-specific expenses and not due to any difference in advisory or third-party custodial fees or other expenses related to the management of the fund's assets.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9904957.101
HWF-ANN-0624
Fidelity® Focused High Income Fund

Annual Report
April 30, 2024

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2024	Past 1 year	Past 5 years	Past 10 years
Fidelity® Focused High Income Fund	6.04%	2.34%	3.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Focused High Income Fund on April 30, 2014.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® BB US High Yield Constrained Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
High-yield bonds gained 8.89% for the 12 months ending April 30, 2024, according to the ICE BofA® US High Yield Constrained Index, driven by resilient corporate profits and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, the index advanced fairly steadily for most the period, highlighted by an especially strong final two months of 2023, when the index rose 8.72%. Following the Federal Reserve's November 1 meeting, when the central bank hinted it might be done raising rates, the high-yield index reversed a two-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. High yield continued to advance in 2024 but lost some of its momentum, gaining 1.51% through March, as the central bank held steady its benchmark federal funds rate and affirmed its projection to cut in 2024. The index slipped in April (-1%), when inflation remained stickier than expected. For the full 12 months, all 18 industries within the index advanced, with retail (+14%) leading, followed by financial services (+12%) and banking (+11%), which benefited from high interest rates. Energy, the largest segment in the high-yield index this period, gained 10%. Conversely, the telecommunications (+4%) group lagged most, followed by utility, capital goods and transportation (+6% each).
Comments from Co-Managers Jared Beckerman, Benjamin Harrison and Alexandre Karam:
For the fiscal year, the fund gained 6.04%, versus 7.32% for the benchmark ICE BofA BB US High Yield Constrained Index. The fund's core investment in high-yield bonds increased 6.69% and detracted from performance versus the benchmark. By industry, the biggest detractor from performance versus the benchmark was security selection in energy. Also hurting our result were our picks and an overweight in health care and security selection and an underweight in financial services. The biggest individual relative detractor was a non-benchmark stake in Cano Health (-58%). The second-largest relative detractor was an overweight in Occidental Petroleum (+3%), which was among the fund's largest holdings this period. An overweight in Icahn Enterprises (+4%) also detracted. Icahn Enterprises was one of the fund's biggest holdings. In contrast, the biggest contributor to performance versus the benchmark was security selection in leisure. Security selection in capital goods also boosted relative performance. Also lifting the fund's relative result were our picks and an underweight in services. Lastly, the fund's position in cash contributed. The fund's stake in Cable & Wireless Communication gained approximately 17% and was the top individual relative contributor. A non-benchmark stake in Dish Network gained 32% and was a second notable relative contributor. Another notable relative contributor this period was avoiding Spirit Airlines, a benchmark component that returned -23%. Notable changes in positioning include increased exposure to the real estate and technology & electronics industries.
Note to shareholders:
On June 8, 2023, Michael Weaver came off of the fund. On January 1, 2024, Jared Beckerman assumed co-management responsibilities for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2024 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
CCO Holdings LLC/CCO Holdings Capital Corp.	1.8
VICI Properties LP / VICI Note Co.	1.7
Hilton Domestic Operating Company, Inc.	1.7
Hess Midstream Operations LP	1.6
Sunoco LP/Sunoco Finance Corp.	1.3
OneMain Finance Corp.	1.3
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.3
Ford Motor Credit Co. LLC	1.3
EQM Midstream Partners LP	1.3
PG&E Corp.	1.3
14.6

Market Sectors (% of Fund's net assets)

Energy	14.3
Services	8.2
Technology	6.1
Diversified Financial Services	5.6
Utilities	5.1

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments April 30, 2024
Showing Percentage of Net Assets
Corporate Bonds - 93.5%
	Principal Amount (a)	Value ($)
Convertible Bonds - 0.7%
Broadcasting - 0.2%
DISH Network Corp. 3.375% 8/15/26	680,000	414,799
Homebuilders/Real Estate - 0.2%
Realogy Group LLC/Realogy Co-Issuer Corp. 0.25% 6/15/26	443,000	361,045
Technology - 0.3%
Global Payments, Inc. 1.5% 3/1/31 (b)	313,000	311,122
Wolfspeed, Inc. 1.875% 12/1/29	370,000	212,565
		523,687
TOTAL CONVERTIBLE BONDS		1,299,531
Nonconvertible Bonds - 92.8%
Aerospace - 3.5%
BWX Technologies, Inc. 4.125% 6/30/28 (b)	795,000	726,232
Howmet Aerospace, Inc.:
5.95% 2/1/37	400,000	399,858
6.75% 1/15/28	665,000	686,681
Kaiser Aluminum Corp. 4.625% 3/1/28 (b)	800,000	744,846
Moog, Inc. 4.25% 12/15/27 (b)	1,025,000	956,669
Rolls-Royce PLC 5.75% 10/15/27 (b)	1,115,000	1,102,769
Science Applications International Corp. 4.875% 4/1/28 (b)	150,000	141,597
TransDigm, Inc. 6.75% 8/15/28 (b)	2,190,000	2,203,688
		6,962,340
Air Transportation - 1.3%
American Airlines, Inc.:
7.25% 2/15/28 (b)	175,000	175,991
8.5% 5/15/29 (b)	345,000	359,377
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (b)	280,000	276,752
Rand Parent LLC 8.5% 2/15/30 (b)	430,000	425,234
United Airlines, Inc. 4.375% 4/15/26 (b)	1,440,000	1,385,113
		2,622,467
Automotive & Auto Parts - 2.8%
Allison Transmission, Inc. 3.75% 1/30/31 (b)	1,115,000	954,384
Champions Financing, Inc. 8.75% 2/15/29 (b)	365,000	373,002
Dana, Inc. 4.5% 2/15/32	380,000	322,395
Ford Motor Credit Co. LLC:
4.687% 6/9/25	2,140,000	2,106,665
5.125% 6/16/25	530,000	524,401
LCM Investments Holdings 4.875% 5/1/29 (b)	165,000	150,698
Macquarie AirFinance Holdings:
6.4% 3/26/29 (b)	65,000	64,812
8.125% 3/30/29 (b)	190,000	198,684
Phinia, Inc. 6.75% 4/15/29 (b)	155,000	155,552
Thor Industries, Inc. 4% 10/15/29 (b)	500,000	432,293
Wand NewCo 3, Inc. 7.625% 1/30/32 (b)	270,000	274,482
		5,557,368
Banks & Thrifts - 0.3%
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (b)	210,000	191,008
UniCredit SpA:
5.861% 6/19/32 (b)(c)	93,000	89,922
7.296% 4/2/34 (b)(c)	237,000	239,001
Western Alliance Bancorp. 3% 6/15/31 (c)	120,000	102,056
		621,987
Broadcasting - 2.0%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% (b)(d)	1,390,000	34,750
Nexstar Media, Inc. 5.625% 7/15/27 (b)	990,000	930,968
Scripps Escrow II, Inc. 3.875% 1/15/29 (b)	410,000	302,865
Sirius XM Radio, Inc.:
5% 8/1/27 (b)	1,700,000	1,605,464
5.5% 7/1/29 (b)	625,000	580,149
TEGNA, Inc. 5% 9/15/29	210,000	185,124
Univision Communications, Inc. 8% 8/15/28 (b)	325,000	324,617
		3,963,937
Building Materials - 2.0%
Advanced Drain Systems, Inc. 5% 9/30/27 (b)	1,320,000	1,278,212
Beacon Roofing Supply, Inc. 6.5% 8/1/30 (b)	230,000	229,603
Builders FirstSource, Inc. 4.25% 2/1/32 (b)	890,000	775,223
Eco Material Technologies, Inc. 7.875% 1/31/27 (b)	120,000	120,882
Smyrna Ready Mix Concrete LLC 8.875% 11/15/31 (b)	375,000	394,929
Standard Industries, Inc./New Jersey 4.375% 7/15/30 (b)	1,300,000	1,151,348
Summit Materials LLC/Summit Materials Finance Corp. 7.25% 1/15/31 (b)	160,000	164,000
		4,114,197
Cable/Satellite TV - 2.1%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.5% 8/15/30 (b)	85,000	69,075
5% 2/1/28 (b)	1,780,000	1,621,010
5.125% 5/1/27 (b)	2,110,000	1,977,434
CSC Holdings LLC:
4.125% 12/1/30 (b)	160,000	101,635
5.375% 2/1/28 (b)	200,000	153,442
Ziggo Bond Co. BV 6% 1/15/27 (b)	300,000	295,066
		4,217,662
Capital Goods - 0.2%
ESAB Corp. 6.25% 4/15/29 (b)	370,000	368,612
Chemicals - 4.1%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (b)	935,000	897,445
Kobe U.S. Midco 2, Inc. 9.25% 11/1/26 pay-in-kind (b)(c)	230,000	196,075
LSB Industries, Inc. 6.25% 10/15/28 (b)	235,000	222,771
Methanex Corp.:
5.25% 12/15/29	160,000	151,670
5.65% 12/1/44	991,000	837,071
NOVA Chemicals Corp. 5.25% 6/1/27 (b)	1,710,000	1,608,606
Nufarm Australia Ltd. 5% 1/27/30 (b)	865,000	789,677
Olympus Water U.S. Holding Corp. 9.75% 11/15/28 (b)	245,000	259,974
SPCM SA 3.125% 3/15/27 (b)	385,000	353,516
The Chemours Co. LLC:
4.625% 11/15/29 (b)	385,000	329,895
5.375% 5/15/27	1,000,000	946,134
5.75% 11/15/28 (b)	505,000	463,779
Tronox, Inc. 4.625% 3/15/29 (b)	570,000	508,490
W.R. Grace Holding LLC:
4.875% 6/15/27 (b)	685,000	650,151
7.375% 3/1/31 (b)	85,000	86,161
		8,301,415
Consumer Products - 1.2%
Kohl's Corp. 4.25% 7/17/25	25,000	24,369
Mattel, Inc. 6.2% 10/1/40	245,000	232,288
Newell Brands, Inc.:
6.625% 9/15/29	875,000	845,145
6.875% 4/1/36 (e)	490,000	427,755
Prestige Brands, Inc. 3.75% 4/1/31 (b)	600,000	510,410
Tempur Sealy International, Inc. 3.875% 10/15/31 (b)	395,000	325,207
		2,365,174
Containers - 1.9%
Ball Corp. 3.125% 9/15/31	640,000	531,511
Graphic Packaging International, Inc. 3.75% 2/1/30 (b)	700,000	609,055
Mauser Packaging Solutions Holding Co. 7.875% 4/15/27 (b)	430,000	438,063
OI European Group BV 4.75% 2/15/30 (b)	390,000	356,188
Sealed Air Corp.:
5% 4/15/29 (b)	950,000	893,772
6.875% 7/15/33 (b)	445,000	447,950
Sealed Air Corp./Sealed Air Corp. U.S. 7.25% 2/15/31 (b)	400,000	407,211
Trivium Packaging Finance BV 5.5% 8/15/26 (b)	215,000	211,017
		3,894,767
Diversified Financial Services - 5.3%
Encore Capital Group, Inc. 9.25% 4/1/29 (b)	200,000	204,329
Fortress Transportation & Infrastructure Investors LLC 7.875% 12/1/30 (b)	310,000	322,015
GGAM Finance Ltd.:
6.875% 4/15/29 (b)	260,000	259,756
7.75% 5/15/26 (b)	540,000	548,572
8% 2/15/27 (b)	305,000	312,585
Gn Bondco LLC 9.5% 10/15/31 (b)	425,000	408,137
Hightower Holding LLC 6.75% 4/15/29 (b)	605,000	567,855
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.25% 5/15/27	2,005,000	1,832,069
6.25% 5/15/26	855,000	831,544
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25% 2/1/27 (b)	845,000	782,433
LPL Holdings, Inc. 4% 3/15/29 (b)	1,520,000	1,378,274
Navient Corp. 6.75% 6/15/26	540,000	538,198
OneMain Finance Corp.:
3.5% 1/15/27	1,145,000	1,053,409
6.875% 3/15/25	1,105,000	1,112,238
7.125% 3/15/26	500,000	504,550
		10,655,964
Diversified Media - 0.4%
Lamar Media Corp. 3.625% 1/15/31	915,000	782,325
Energy - 14.0%
Altus Midstream LP:
5.875% 6/15/30 (b)	270,000	261,056
6.625% 12/15/28 (b)	405,000	406,950
Apache Corp.:
4.25% 1/15/30	215,000	197,775
5.1% 9/1/40	600,000	499,394
Baytex Energy Corp. 7.375% 3/15/32 (b)	270,000	272,295
Cheniere Energy Partners LP 3.25% 1/31/32	865,000	722,677
Cheniere Energy, Inc. 4.625% 10/15/28	640,000	611,780
CNX Midstream Partners LP 4.75% 4/15/30 (b)	160,000	141,602
Continental Resources, Inc. 5.75% 1/15/31 (b)	1,630,000	1,595,752
CVR Energy, Inc.:
5.75% 2/15/28 (b)	150,000	139,382
8.5% 1/15/29 (b)	420,000	421,036
DCP Midstream Operating LP:
5.6% 4/1/44	85,000	79,606
8.125% 8/16/30	25,000	27,955
Delek Logistics Partners LP/Delek Logistics Finance Corp. 8.625% 3/15/29 (b)	415,000	418,140
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (b)	735,000	744,499
EnLink Midstream LLC 5.625% 1/15/28 (b)	195,000	191,596
EnLink Midstream Partners LP 5.05% 4/1/45	255,000	205,081
EQM Midstream Partners LP:
5.5% 7/15/28	800,000	779,255
6.5% 7/1/27 (b)	785,000	786,090
6.5% 7/15/48	485,000	478,533
7.5% 6/1/27 (b)	555,000	565,448
EQT Corp. 3.9% 10/1/27	1,450,000	1,367,642
Global Partners LP/GLP Finance Corp. 8.25% 1/15/32 (b)	130,000	133,174
Harvest Midstream I LP 7.5% 5/15/32 (b)	380,000	380,471
Hess Midstream Operations LP:
5.125% 6/15/28 (b)	1,070,000	1,024,150
5.625% 2/15/26 (b)	2,310,000	2,284,047
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (b)	330,000	325,146
Jonah Energy Parent LLC 12% 11/5/25 (f)(g)	262,918	280,665
Kodiak Gas Services LLC 7.25% 2/15/29 (b)	315,000	317,272
Matador Resources Co. 6.5% 4/15/32 (b)	345,000	341,926
New Fortress Energy, Inc. 6.5% 9/30/26 (b)	1,040,000	994,515
Occidental Petroleum Corp.:
3.5% 8/15/29	810,000	725,107
8.875% 7/15/30	580,000	663,131
PBF Holding Co. LLC/PBF Finance Corp. 7.875% 9/15/30 (b)	420,000	431,963
Permian Resources Operating LLC:
5.875% 7/1/29 (b)	200,000	194,500
7% 1/15/32 (b)	630,000	642,231
Seadrill Finance Ltd. 8.375% 8/1/30 (b)	605,000	630,271
Sitio Royalties OP / Sitio Finance Corp. 7.875% 11/1/28 (b)	387,000	397,969
Sunnova Energy Corp. 11.75% 10/1/28 (b)	205,000	122,393
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	1,140,000	1,040,783
5.875% 3/15/28	1,695,000	1,654,112
6% 4/15/27	25,000	24,698
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (b)	320,000	289,452
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (b)	225,000	213,620
6% 12/31/30 (b)	1,190,000	1,119,391
Talos Production, Inc. 9% 2/1/29 (b)	90,000	94,955
Transocean, Inc. 8.25% 5/15/29 (b)	400,000	398,638
Valaris Ltd. 8.375% 4/30/30 (b)	335,000	344,519
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (b)	480,000	424,095
3.875% 11/1/33 (b)	380,000	311,995
4.125% 8/15/31 (b)	460,000	401,475
Venture Global LNG, Inc. 8.125% 6/1/28 (b)	320,000	327,190
Western Gas Partners LP 4.65% 7/1/26	808,000	789,228
		28,236,626
Environmental - 1.4%
Darling Ingredients, Inc.:
5.25% 4/15/27 (b)	970,000	939,825
6% 6/15/30 (b)	170,000	165,145
GFL Environmental, Inc. 6.75% 1/15/31 (b)	155,000	156,253
Madison IAQ LLC 4.125% 6/30/28 (b)	1,630,000	1,512,070
		2,773,293
Food & Drug Retail - 1.4%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 3.5% 3/15/29 (b)	2,810,000	2,479,453
Emergent BioSolutions, Inc. 3.875% 8/15/28 (b)	375,000	189,436
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (b)	190,000	163,108
		2,831,997
Food/Beverage/Tobacco - 3.1%
BellRing Brands, Inc. 7% 3/15/30 (b)	350,000	354,175
C&S Group Enterprises LLC 5% 12/15/28 (b)	405,000	310,512
Chobani LLC/Finance Corp., Inc. 7.625% 7/1/29 (b)	245,000	247,591
Fiesta Purchaser, Inc. 7.875% 3/1/31 (b)	195,000	198,698
Jbs U.S.A. Holding Lux/ Jbs U.S.A. F 5.5% 1/15/30	2,525,000	2,437,379
KeHE Distributor / Nextwave 9% 2/15/29 (b)	315,000	318,061
Lamb Weston Holdings, Inc. 4.375% 1/31/32 (b)	755,000	654,287
Pilgrim's Pride Corp. 4.25% 4/15/31	405,000	358,381
Post Holdings, Inc.:
5.5% 12/15/29 (b)	590,000	559,525
5.625% 1/15/28 (b)	405,000	393,034
U.S. Foods, Inc.:
4.625% 6/1/30 (b)	180,000	163,679
7.25% 1/15/32 (b)	210,000	214,435
		6,209,757
Gaming - 4.1%
Caesars Entertainment, Inc. 6.5% 2/15/32 (b)	605,000	596,072
Churchill Downs, Inc. 5.75% 4/1/30 (b)	455,000	432,954
Melco Resorts Finance Ltd. 4.875% 6/6/25 (b)	1,225,000	1,192,828
MGM Resorts International 5.75% 6/15/25	866,000	861,100
Ontario Gaming Gta LP/Otg Co.-I 8% 8/1/30 (b)	115,000	116,761
Station Casinos LLC 6.625% 3/15/32 (b)	310,000	303,783
VICI Properties LP / VICI Note Co.:
4.25% 12/1/26 (b)	1,210,000	1,154,548
4.5% 9/1/26 (b)	1,300,000	1,252,439
4.625% 6/15/25 (b)	245,000	241,044
4.625% 12/1/29 (b)	925,000	858,142
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (b)	870,000	840,744
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 5.125% 10/1/29 (b)	380,000	352,593
		8,203,008
Healthcare - 4.6%
180 Medical, Inc. 3.875% 10/15/29 (b)	625,000	553,378
Avantor Funding, Inc. 4.625% 7/15/28 (b)	1,195,000	1,110,874
Centene Corp. 2.45% 7/15/28	75,000	65,460
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (b)	795,000	714,139
4.25% 5/1/28 (b)	90,000	83,710
DaVita, Inc. 4.625% 6/1/30 (b)	365,000	319,789
Grifols SA 4.75% 10/15/28 (b)	100,000	80,764
HealthEquity, Inc. 4.5% 10/1/29 (b)	160,000	145,732
Hologic, Inc. 4.625% 2/1/28 (b)	850,000	808,412
IQVIA, Inc. 5% 5/15/27 (b)	820,000	791,633
Jazz Securities DAC 4.375% 1/15/29 (b)	350,000	318,440
Medline Borrower LP / Medline Co. 6.25% 4/1/29 (b)	205,000	203,689
Molina Healthcare, Inc. 3.875% 5/15/32 (b)	510,000	426,756
Organon & Co. / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/28 (b)	840,000	765,036
Owens & Minor, Inc. 4.5% 3/31/29 (b)	280,000	251,009
Surgery Center Holdings, Inc. 7.25% 4/15/32 (b)	300,000	299,590
Teleflex, Inc. 4.25% 6/1/28 (b)	235,000	217,157
Tenet Healthcare Corp.:
4.625% 6/15/28	1,810,000	1,703,249
6.125% 6/15/30	465,000	455,346
		9,314,163
Homebuilders/Real Estate - 3.8%
Century Communities, Inc. 3.875% 8/15/29 (b)	460,000	401,610
Greystar Real Estate Partners 7.75% 9/1/30 (b)	95,000	97,848
HAT Holdings I LLC/HAT Holdings II LLC:
3.375% 6/15/26 (b)	495,000	460,062
8% 6/15/27 (b)	250,000	256,287
Howard Hughes Corp. 4.375% 2/1/31 (b)	825,000	699,554
Kennedy-Wilson, Inc. 4.75% 2/1/30	770,000	609,838
LGI Homes, Inc. 8.75% 12/15/28 (b)	160,000	166,434
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31	2,105,000	1,411,465
5.25% 8/1/26	1,075,000	979,133
Panther Escrow Issuer LLC 7.125% 6/1/31 (b)	340,000	341,763
Ryan Specialty Group LLC 4.375% 2/1/30 (b)	540,000	495,241
Safehold Operating Partnership LP 2.85% 1/15/32	280,000	224,570
Service Properties Trust:
3.95% 1/15/28	75,000	63,991
5.5% 12/15/27	415,000	391,585
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.75% 1/15/28 (b)	450,000	437,539
TopBuild Corp. 4.125% 2/15/32 (b)	810,000	701,259
		7,738,179
Hotels - 2.4%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (b)	1,165,000	978,974
4% 5/1/31 (b)	2,780,000	2,435,942
Hilton Grand Vacations Borrower Escrow LLC 6.625% 1/15/32 (b)	420,000	414,064
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27	445,000	432,756
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (b)	525,000	481,381
		4,743,117
Insurance - 0.5%
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer 4.25% 10/15/27 (b)	1,075,000	1,002,767
Leisure - 1.6%
Amer Sports Co. 6.75% 2/16/31 (b)	210,000	206,813
Carnival Corp.:
7% 8/15/29 (b)	425,000	436,294
7.625% 3/1/26 (b)	675,000	679,187
NCL Corp. Ltd.:
5.875% 2/15/27 (b)	350,000	341,904
8.375% 2/1/28 (b)	230,000	239,853
Royal Caribbean Cruises Ltd.:
5.5% 4/1/28 (b)	1,200,000	1,168,040
6.25% 3/15/32 (b)	205,000	202,083
		3,274,174
Metals/Mining - 2.0%
Alcoa Nederland Holding BV 7.125% 3/15/31 (b)	80,000	80,921
Arsenal AIC Parent LLC 8% 10/1/30 (b)	130,000	135,352
Cleveland-Cliffs, Inc. 7% 3/15/32 (b)	415,000	405,302
ERO Copper Corp. 6.5% 2/15/30 (b)	740,000	696,044
FMG Resources Pty Ltd. 4.5% 9/15/27 (b)	1,140,000	1,075,125
HudBay Minerals, Inc. 4.5% 4/1/26 (b)	240,000	232,115
Mineral Resources Ltd. 8% 11/1/27 (b)	1,130,000	1,142,859
Novelis Corp. 3.875% 8/15/31 (b)	385,000	326,023
		4,093,741
Paper - 0.3%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
3.25% 9/1/28 (b)	570,000	493,722
6% 6/15/27 (b)	160,000	155,097
		648,819
Railroad - 0.2%
Genesee & Wyoming, Inc. 6.25% 4/15/32 (b)	305,000	303,136
Restaurants - 1.2%
Garden SpinCo Corp. 8.625% 7/20/30 (b)	115,000	121,254
Yum! Brands, Inc.:
3.625% 3/15/31	2,615,000	2,259,615
5.35% 11/1/43	110,000	102,236
		2,483,105
Services - 7.9%
ADT Corp.:
4.125% 8/1/29 (b)	385,000	348,018
4.875% 7/15/32 (b)	565,000	502,905
AECOM 5.125% 3/15/27	1,485,000	1,442,685
Allied Universal Holdco LLC 7.875% 2/15/31 (b)	310,000	310,685
Aramark Services, Inc. 5% 2/1/28 (b)	1,685,000	1,599,879
Artera Services LLC 8.5% 2/15/31 (b)	420,000	429,767
ASGN, Inc. 4.625% 5/15/28 (b)	965,000	900,546
Booz Allen Hamilton, Inc. 4% 7/1/29 (b)	155,000	141,876
Brand Industrial Services, Inc. 10.375% 8/1/30 (b)	320,000	343,392
CoreCivic, Inc. 8.25% 4/15/29	205,000	211,825
Fair Isaac Corp. 4% 6/15/28 (b)	450,000	414,480
Gartner, Inc.:
3.625% 6/15/29 (b)	220,000	196,853
4.5% 7/1/28 (b)	660,000	620,662
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC 7.125% 7/31/26 (b)	740,000	735,606
Iron Mountain, Inc. 4.875% 9/15/29 (b)	2,715,000	2,505,311
Prime Securities Services Borrower LLC/Prime Finance, Inc. 3.375% 8/31/27 (b)	2,225,000	2,026,429
Service Corp. International 5.125% 6/1/29	1,425,000	1,360,587
Sotheby's 7.375% 10/15/27 (b)	185,000	172,406
The GEO Group, Inc. 8.625% 4/15/29 (b)	435,000	440,376
TriNet Group, Inc. 3.5% 3/1/29 (b)	710,000	621,657
United Rentals North America, Inc. 6.125% 3/15/34 (b)	515,000	502,837
		15,828,782
Steel - 0.0%
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (b)	110,000	99,414
Super Retail - 2.9%
Asbury Automotive Group, Inc.:
4.625% 11/15/29 (b)	245,000	221,532
5% 2/15/32 (b)	260,000	231,141
Bath & Body Works, Inc. 6.625% 10/1/30 (b)	1,620,000	1,618,791
EG Global Finance PLC 12% 11/30/28 (b)	615,000	634,863
Gap, Inc. 3.875% 10/1/31 (b)	385,000	312,902
Hanesbrands, Inc. 4.875% 5/15/26 (b)	1,115,000	1,078,432
Levi Strauss & Co. 3.5% 3/1/31 (b)	630,000	537,726
Nordstrom, Inc. 4.375% 4/1/30	930,000	830,033
The William Carter Co. 5.625% 3/15/27 (b)	465,000	452,614
		5,918,034
Technology - 5.8%
Acuris Finance U.S. 5% 5/1/28 (b)	385,000	349,268
Block, Inc. 2.75% 6/1/26	380,000	357,032
Broadcom, Inc. 2.45% 2/15/31 (b)	420,000	345,182
Central Parent, Inc./Central Merger Sub, Inc. 7.25% 6/15/29 (b)	345,000	348,776
CNT PRNT/CDK GLO II/FIN 8% 6/15/29 (b)	415,000	426,954
Coherent Corp. 5% 12/15/29 (b)	1,600,000	1,476,094
Crowdstrike Holdings, Inc. 3% 2/15/29	525,000	461,238
Elastic NV 4.125% 7/15/29 (b)	235,000	209,269
Entegris, Inc. 4.375% 4/15/28 (b)	730,000	680,535
HTA Group Ltd. 7% 12/18/25 (b)	435,000	434,320
Match Group Holdings II LLC:
3.625% 10/1/31 (b)	575,000	474,664
4.125% 8/1/30 (b)	265,000	229,492
ON Semiconductor Corp. 3.875% 9/1/28 (b)	545,000	494,572
Open Text Corp.:
3.875% 2/15/28 (b)	1,410,000	1,287,056
3.875% 12/1/29 (b)	390,000	341,330
Open Text Holdings, Inc. 4.125% 2/15/30 (b)	130,000	114,177
Qorvo, Inc. 4.375% 10/15/29	505,000	466,007
Seagate HDD Cayman 8.25% 12/15/29 (b)	1,425,000	1,514,614
Sensata Technologies, Inc. 3.75% 2/15/31 (b)	1,165,000	984,515
Twilio, Inc. 3.875% 3/15/31	350,000	303,050
VM Consolidated, Inc. 5.5% 4/15/29 (b)	345,000	324,672
		11,622,817
Telecommunications - 2.9%
Altice Financing SA 5% 1/15/28 (b)	10,000	7,892
Altice France SA 5.125% 7/15/29 (b)	390,000	254,033
C&W Senior Finance Ltd. 6.875% 9/15/27 (b)	1,510,000	1,429,849
Cogent Communications Group, Inc. 7% 6/15/27 (b)	660,000	651,543
Level 3 Financing, Inc.:
4.875% 6/15/29 (b)	1,100,000	690,524
11% 11/15/29 (b)	133,344	136,077
Millicom International Cellular SA:
4.5% 4/27/31 (b)	490,000	407,825
5.125% 1/15/28 (b)	900,000	830,250
SBA Communications Corp. 3.875% 2/15/27	750,000	704,848
Virgin Media Finance PLC 5% 7/15/30 (b)	105,000	86,043
Virgin Media Secured Finance PLC 5.5% 5/15/29 (b)	740,000	672,854
		5,871,738
Textiles/Apparel - 0.3%
Crocs, Inc. 4.125% 8/15/31 (b)	405,000	339,864
Foot Locker, Inc. 4% 10/1/29 (b)	200,000	159,638
Kontoor Brands, Inc. 4.125% 11/15/29 (b)	130,000	115,484
		614,986
Transportation Ex Air/Rail - 0.3%
Seaspan Corp. 5.5% 8/1/29 (b)	200,000	172,006
XPO, Inc.:
6.25% 6/1/28 (b)	325,000	323,784
7.125% 2/1/32 (b)	105,000	105,609
		601,399
Utilities - 5.0%
Clearway Energy Operating LLC:
3.75% 2/15/31 (b)	1,615,000	1,365,347
4.75% 3/15/28 (b)	195,000	183,758
FirstEnergy Corp. 2.25% 9/1/30	825,000	667,012
NextEra Energy Partners LP:
4.25% 9/15/24 (b)	158,000	155,804
7.25% 1/15/29 (b)	405,000	410,220
NRG Energy, Inc.:
5.25% 6/15/29 (b)	625,000	591,123
6.625% 1/15/27	729,000	727,492
PG&E Corp. 5% 7/1/28	2,685,000	2,558,349
TerraForm Power Operating LLC 4.75% 1/15/30 (b)	130,000	115,873
Vertiv Group Corp. 4.125% 11/15/28 (b)	945,000	875,172
Vistra Operations Co. LLC:
5% 7/31/27 (b)	2,395,000	2,279,387
7.75% 10/15/31 (b)	200,000	205,118
		10,134,655
TOTAL NONCONVERTIBLE BONDS		186,975,922
TOTAL CORPORATE BONDS (Cost $199,787,886)		188,275,453

Bank Loan Obligations - 0.9%
	Principal Amount (a)	Value ($)
Broadcasting - 0.1%
Diamond Sports Group LLC:
2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.6625% (c)(d)(h)(i)	206,842	4,809
term loan 10% 8/2/27 (i)	106,638	169,199
TOTAL BROADCASTING		174,008
Healthcare - 0.1%
Cano Health, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4626% (c)(d)(h)(i)	455,354	114,408
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 11.000% 16.3215% 10/7/24 (c)(g)(h)(i)	72,410	73,859
Tranche DD, term loan CME Term SOFR 1 Month Index + 11.000% 16.3215% 10/7/24 (c)(g)(h)(i)	47,239	48,184
TOTAL HEALTHCARE		236,451
Insurance - 0.2%
Alliant Holdings Intermediate LLC Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8189% 11/6/30 (c)(h)(i)	283,565	284,589
Metals/Mining - 0.1%
American Rock Salt Co. LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4302% 6/4/28 (c)(h)(i)	244,372	216,357
Services - 0.3%
ABG Intermediate Holdings 2 LLC Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9183% 12/21/28 (c)(h)(i)	132,637	133,201
Ascend Learning LLC:
2LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.1657% 12/10/29 (c)(h)(i)	50,000	48,959
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9157% 12/10/28 (c)(h)(i)	493,637	491,579
TOTAL SERVICES		673,739
Utilities - 0.1%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0657% 1/20/31 (c)(h)(i)	256,750	256,858
TOTAL BANK LOAN OBLIGATIONS (Cost $2,179,752)		1,842,002

Preferred Securities - 1.0%
	Principal Amount (a)	Value ($)
Banks & Thrifts - 0.4%
Ally Financial, Inc.:
4.7% (c)(j)	385,000	330,655
4.7% (c)(j)	100,000	78,377
Wells Fargo & Co. 7.625% (c)(j)	320,000	337,719
TOTAL BANKS & THRIFTS		746,751
Diversified Financial Services - 0.3%
Charles Schwab Corp.:
4% (c)(j)	465,000	381,536
5.375% (c)(j)	225,000	224,503
TOTAL DIVERSIFIED FINANCIAL SERVICES		606,039
Energy - 0.3%
Energy Transfer LP 3 month U.S. LIBOR + 4.020% 9.5966% (c)(h)(j)	700,000	714,247
TOTAL PREFERRED SECURITIES (Cost $1,841,574)		2,067,037

Money Market Funds - 3.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (k) (Cost $6,941,727)	6,940,339	6,941,727

TOTAL INVESTMENT IN SECURITIES - 98.9% (Cost $210,750,939)	199,126,219
NET OTHER ASSETS (LIABILITIES) - 1.1%	2,262,272
NET ASSETS - 100.0%	201,388,491

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $139,715,904 or 69.4% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Non-income producing - Security is in default.
(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $280,665 or 0.1% of net assets.

(g)	Level 3 security
(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(j)	Security is perpetual in nature with no stated maturity date.
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Jonah Energy Parent LLC 12% 11/5/25	5/05/23	257,660

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	22,038,961	49,399,647	64,496,928	686,988	47	-	6,941,727	0.0%
Total	22,038,961	49,399,647	64,496,928	686,988	47	-	6,941,727

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	188,275,453	-	187,994,788	280,665

Bank Loan Obligations	1,842,002	-	1,719,959	122,043

Preferred Securities	2,067,037	-	2,067,037	-

Money Market Funds	6,941,727	6,941,727	-	-
Total Investments in Securities:	199,126,219	6,941,727	191,781,784	402,708
Financial Statements
Statement of Assets and Liabilities
		April 30, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $203,809,212)	$192,184,492
Fidelity Central Funds (cost $6,941,727)	6,941,727

Total Investment in Securities (cost $210,750,939)		$199,126,219
Cash		44,397
Receivable for investments sold		9
Receivable for fund shares sold		413,058
Interest receivable		2,723,677
Distributions receivable from Fidelity Central Funds		27,898
Prepaid expenses		73
Receivable from investment adviser for expense reductions		1,775
Total assets		202,337,106
Liabilities
Payable for investments purchased	$593,090
Payable for fund shares redeemed	42,963
Distributions payable	124,979
Accrued management fee	118,614
Other payables and accrued expenses	68,969
Total liabilities		948,615
Net Assets		$201,388,491
Net Assets consist of:
Paid in capital		$237,785,564
Total accumulated earnings (loss)		(36,397,073)
Net Assets		$201,388,491
Net Asset Value, offering price and redemption price per share ($201,388,491 ÷ 25,512,742 shares)		$7.89
Statement of Operations
		Year ended April 30, 2024
Investment Income
Dividends		$115,021
Interest		10,828,578
Income from Fidelity Central Funds		686,988
Total income		11,630,587
Expenses
Management fee	$1,191,120
Transfer agent fees	270,111
Accounting fees and expenses	72,326
Custodian fees and expenses	3,354
Independent trustees' fees and expenses	1,057
Registration fees	21,621
Audit	81,088
Legal	323
Miscellaneous	836
Total expenses before reductions	1,641,836
Expense reductions	(87,475)
Total expenses after reductions		1,554,361
Net Investment income (loss)		10,076,226
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(4,781,310)
Fidelity Central Funds	47
Total net realized gain (loss)		(4,781,263)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	7,004,957
Fidelity Central Funds	(1)
Total change in net unrealized appreciation (depreciation)		7,004,956
Net gain (loss)		2,223,693
Net increase (decrease) in net assets resulting from operations		$12,299,919
Statement of Changes in Net Assets

	Year ended April 30, 2024	Year ended April 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,076,226	$11,061,719
Net realized gain (loss)	(4,781,263)	(10,993,496)
Change in net unrealized appreciation (depreciation)	7,004,956	2,549,482
Net increase (decrease) in net assets resulting from operations	12,299,919	2,617,705
Distributions to shareholders	(9,611,700)	(10,552,282)

Share transactions
Proceeds from sales of shares	19,201,153	14,368,413
Reinvestment of distributions	8,015,292	8,853,903
Cost of shares redeemed	(49,896,043)	(71,841,155)

Net increase (decrease) in net assets resulting from share transactions	(22,679,598)	(48,618,839)
Total increase (decrease) in net assets	(19,991,379)	(56,553,416)

Net Assets
Beginning of period	221,379,870	277,933,286
End of period	$201,388,491	$221,379,870

Other Information
Shares
Sold	2,466,412	1,842,094
Issued in reinvestment of distributions	1,028,051	1,150,252
Redeemed	(6,414,200)	(9,332,498)
Net increase (decrease)	(2,919,737)	(6,340,152)

Financial Highlights
Fidelity® Focused High Income Fund

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$7.79	$7.99	$8.86	$8.28	$8.65
Income from Investment Operations
Net investment income (loss) A,B	.376	.357	.317	.340	.374
Net realized and unrealized gain (loss)	.083	(.216)	(.863)	.574	(.378)
Total from investment operations	.459	.141	(.546)	.914	(.004)
Distributions from net investment income	(.359)	(.341)	(.324)	(.334)	(.366)
Total distributions	(.359)	(.341)	(.324)	(.334)	(.366)
Net asset value, end of period	$7.89	$7.79	$7.99	$8.86	$8.28
Total Return C	6.04%	1.91%	(6.41)%	11.16%	(.16)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.79%	.79%	.75%	.75%	.78%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.78%
Expenses net of all reductions	.75%	.75%	.75%	.75%	.78%
Net investment income (loss)	4.83%	4.62%	3.62%	3.88%	4.31%
Supplemental Data
Net assets, end of period (000 omitted)	$201,388	$221,380	$277,933	$384,632	$347,510
Portfolio turnover rate F	26%	9%	20%	73%	43%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended April 30, 2024

1. Organization.
Fidelity Focused High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, partnerships, prior period premium and discount on debt securities and capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,439,809
Gross unrealized depreciation	(12,815,501
Net unrealized appreciation (depreciation)	$(10,375,692)
Tax Cost	$209,501,911

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$-
Undistributed ordinary income	$277,104
Capital loss carryforward	$(26,298,484)
Net unrealized appreciation (depreciation) on securities and other investments	$(10,375,692)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(10,668,361)
Long-term	(15,630,122)
Total capital loss carryforward	$(26,298,484)

The tax character of distributions paid was as follows:

	April 30, 2024	April 30, 2023
Ordinary Income	$9,611,700	$ 10,552,282

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Focused High Income Fund	50,440,885	57,507,490

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Focused High Income Fund	.71

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Focused High Income Fund	.70

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .55%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective March 1, 2024, each Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of average net assets of .1541%.

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account.

For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the annualized rate of .15% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Focused High Income Fund	.0414

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Focused High Income Fund	.04

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Focused High Income Fund	368
7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .75% of average net assets. This reimbursement will remain in place through August 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $77,305.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $995.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $9,175.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Focused High Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Focused High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2024, the related statement of operations for the year ended April 30, 2024, the statement of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2024 and the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Chief of Engineers and Commanding General, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present), on the Advisory Board of Hilco Redevelopment Partners (a real estate investment and redevelopment company, 2021-present), and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee, Compensation Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board of Roosevelt University (2019-2024) and member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Audit Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions) and as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-2023). Mr. Thomas currently serves as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present) and as a member and Vice Chair of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Association for the Performing Arts (2011-2023), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Senior Vice President, Vice President, Assistant Treasurer, or Director of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2023 to April 30, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period- C November 1, 2023 to April 30, 2024

Fidelity® Focused High Income Fund	.75%
Actual		$ 1,000	$ 1,078.60	$ 3.88
Hypothetical-B		$ 1,000	$ 1,021.13	$ 3.77

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.51% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $8,081,150 of distributions paid in the calendar year 2023 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $9,611,700 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Fidelity Focused High Income Fund
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund into a single fee based on tiered schedules and subject to a maximum rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for the fund would be no higher than the sum of (i) the lowest contractual management fee rate under the fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to the fund for the same services. The Board noted that certain expenses such as third-party expenses and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.801606.119
FFH-ANN-0624
Fidelity® High Income Fund

Annual Report
April 30, 2024
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2024	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	3.82%	1.02%	2.76%
Class M (incl. 4.00% sales charge)	3.82%	1.01%	2.76%
Class C (incl. contingent deferred sales charge)	6.32%	1.06%	2.75%
Fidelity® High Income Fund	8.46%	2.14%	3.35%
Class I	8.35%	2.10%	3.32%
Class Z	8.53%	2.21%	3.38%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 4, 2018. Returns prior to December 4,
2018, are those of Fidelity® High Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 4, 2018, would have been lower.
Class M shares bear a 0.25% 12b-1 fee. The initial offering of Class M shares took place on December 4, 2018. Returns prior to December 4,
2018, are those of of Fidelity® High Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to December 4, 2018, would have been lower.
Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 4, 2018. Returns prior to December 4,
2018, are those of Fidelity® High Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 4, 2018, would have been lower.
The initial offering of Class I shares took place on December 4, 2018. Returns prior to December 4, 2018 are those of Fidelity® High Income
Fund, the original class of the fund.
The initial offering of Class Z shares took place on December 4, 2018. Returns prior to December 4, 2018 are those of Fidelity® High Income
Fund, the original class of the fund.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Fund, a class of the fund, on April 30, 2014.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
High-yield bonds gained 8.89% for the 12 months ending April 30, 2024, according to the ICE BofA® US High Yield Constrained Index, driven by resilient corporate profits and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, the index advanced fairly steadily for most the period, highlighted by an especially strong final two months of 2023, when the index rose 8.72%. Following the Federal Reserve's November 1 meeting, when the central bank hinted it might be done raising rates, the high-yield index reversed a two-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. High yield continued to advance in 2024 but lost some of its momentum, gaining 1.51% through March, as the central bank held steady its benchmark federal funds rate and affirmed its projection to cut in 2024. The index slipped in April (-1%), when inflation remained stickier than expected. For the full 12 months, all 18 industries within the index advanced, with retail (+14%) leading, followed by financial services (+12%) and banking (+11%), which benefited from high interest rates. Energy, the largest segment in the high-yield index this period, gained 10%. Conversely, the telecommunications (+4%) group lagged most, followed by utility, capital goods and transportation (+6% each).
Comments from Co-Managers Jared Beckerman, Benjamin Harrison and Alexandre Karam:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 7% to 9%, versus 8.89% for the benchmark ICE BofA US High Yield Constrained Index. The fund's core investment in high-yield bonds increased 9.21% and contributed to performance versus the benchmark. By industry, security selection was the primary contributor, led by technology & electronics. Security selection in telecommunications also helped. Security selection in services and real estate also boosted the fund's relative performance. The top individual relative contributor was an overweight in Communications Sales & Leasing (+31%), which was one of our largest holdings. A second notable relative contributor was an overweight in Dish Network (+23%). Dish Network was among our biggest holdings. Another notable relative contributor was our stake in Rackspace Hosting (+25%). In contrast, the biggest detractor from performance versus the benchmark was security selection in energy. Also hurting our result were our picks in health care and capital goods. The fund's non-benchmark stake in Mesquite Energy returned about -47% and was the largest individual relative detractor. A second notable relative detractor was our stake in Ardagh (-37%). A position in Cano Health returned -68% and notably hurt. Notable changes in positioning include higher allocations to basic industry and financial services.
Note to shareholders:
After 18 years at Fidelity, Michael Weaver retired from the firm on July 5, 2023. On June 8, 2023, Benjamin Harrison and Alexandre Karam assumed full portfolio management responsibilities for the fund. On January 1, 2024, Jared Beckerman assumed co-management responsibilities for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2024 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
Community Health Systems, Inc.	1.7
TransDigm, Inc.	1.4
CCO Holdings LLC/CCO Holdings Capital Corp.	1.2
New Fortress Energy, Inc.	1.1
Tenet Healthcare Corp.	1.1
MPT Operating Partnership LP/MPT Finance Corp.	1.0
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	1.0
DISH Network Corp.	1.0
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	0.9
Royal Caribbean Cruises Ltd.	0.9
11.3

Market Sectors (% of Fund's net assets)

Energy	14.4
Healthcare	7.8
Services	7.8
Technology	7.1
Telecommunications	5.3

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments April 30, 2024
Showing Percentage of Net Assets
Corporate Bonds - 86.3%
	Principal Amount (a) (000s)	Value ($) (000s)
Convertible Bonds - 1.4%
Broadcasting - 0.7%
DISH Network Corp.:
0% 12/15/25	3,198	2,327
3.375% 8/15/26	25,125	15,326
		17,653
Diversified Financial Services - 0.1%
Rexford Industrial Realty LP:
4.125% 3/15/29 (b)	1,626	1,567
4.375% 3/15/27 (b)	1,356	1,318
		2,885
Energy - 0.1%
NextEra Energy Partners LP 2.5% 6/15/26 (b)	2,162	1,942
Sunnova Energy International, Inc. 0.25% 12/1/26	1,293	579
		2,521
Homebuilders/Real Estate - 0.2%
Realogy Group LLC/Realogy Co-Issuer Corp. 0.25% 6/15/26	653	532
Redfin Corp. 0.5% 4/1/27	7,405	3,628
		4,160
Technology - 0.2%
Wolfspeed, Inc. 1.875% 12/1/29	10,765	6,184
Utilities - 0.1%
PG&E Corp. 4.25% 12/1/27 (b)	2,633	2,637
TOTAL CONVERTIBLE BONDS		36,040
Nonconvertible Bonds - 84.9%
Aerospace - 2.4%
ATI, Inc. 5.875% 12/1/27	3,130	3,066
Bombardier, Inc.:
7.25% 7/1/31 (b)	3,875	3,885
7.875% 4/15/27 (b)	6,866	6,823
8.75% 11/15/30 (b)	1,235	1,314
BWX Technologies, Inc. 4.125% 6/30/28 (b)	7,903	7,219
Howmet Aerospace, Inc. 5.95% 2/1/37 (c)	551	551
Kaiser Aluminum Corp.:
4.5% 6/1/31 (b)(c)	360	315
4.625% 3/1/28 (b)	1,205	1,122
Moog, Inc. 4.25% 12/15/27 (b)	410	383
Spirit Aerosystems, Inc. 9.75% 11/15/30 (b)	1,915	2,118
The Boeing Co.:
6.298% 5/1/29 (b)	8	8
6.388% 5/1/31 (b)	6	6
6.528% 5/1/34 (b)	6	6
TransDigm, Inc.:
4.625% 1/15/29	5,930	5,432
5.5% 11/15/27	20,742	20,146
6.375% 3/1/29 (b)	3,610	3,582
6.75% 8/15/28 (b)	4,100	4,126
7.125% 12/1/31 (b)	1,560	1,590
VistaJet Malta Finance PLC / XO Management Holding, Inc. 9.5% 6/1/28 (b)	1,993	1,785
		63,477
Air Transportation - 1.1%
Air Canada 3.875% 8/15/26 (b)	530	503
American Airlines, Inc.:
7.25% 2/15/28 (b)(c)	1,370	1,378
8.5% 5/15/29 (b)	1,920	2,000
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (b)	6,137	6,065
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. 5.75% 1/20/26 (b)	2,757	2,586
Mileage Plus Holdings LLC 6.5% 6/20/27 (b)	897	899
Rand Parent LLC 8.5% 2/15/30 (b)(c)	14,881	14,716
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (b)	2,600	2,031
		30,178
Automotive & Auto Parts - 2.3%
Adient Global Holdings Ltd. 7% 4/15/28 (b)	815	823
Aston Martin Capital Holdings Ltd. 10% 3/31/29 (b)	2,730	2,658
Champions Financing, Inc. 8.75% 2/15/29 (b)	6,475	6,617
Dana, Inc.:
4.25% 9/1/30 (c)	1,115	966
5.375% 11/15/27 (c)	745	720
Ford Motor Credit Co. LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 2.950% 8.2871% 3/6/26 (d)(e)	3,910	4,039
3.625% 6/17/31	3,945	3,332
4% 11/13/30	1,415	1,233
LCM Investments Holdings 8.25% 8/1/31 (b)	1,315	1,366
Macquarie AirFinance Holdings:
6.4% 3/26/29 (b)	4,160	4,148
6.5% 3/26/31 (b)	3,785	3,788
8.125% 3/30/29 (b)	3,828	4,003
8.375% 5/1/28 (b)	2,865	3,008
McLaren Finance PLC 7.5% 8/1/26 (b)	3,097	2,690
PECF USS Intermediate Holding III Corp. 8% 11/15/29 (b)	3,145	1,376
Phinia, Inc. 6.75% 4/15/29 (b)	1,630	1,636
Rivian Holdco & Rivian LLC & Rivian Automotive LLC CME Term SOFR 6 Month Index + 6.020% 11.3101% 10/15/26 (b)(d)(e)	3,857	3,799
Wand NewCo 3, Inc. 7.625% 1/30/32 (b)(c)	3,385	3,441
ZF North America Capital, Inc.:
4.75% 4/29/25 (b)	3,320	3,267
6.75% 4/23/30 (b)	2,125	2,133
6.875% 4/14/28 (b)	1,440	1,450
6.875% 4/23/32 (b)	2,250	2,275
7.125% 4/14/30 (b)	1,440	1,472
		60,240
Banks & Thrifts - 1.3%
Ally Financial, Inc.:
5.75% 11/20/25	2,073	2,056
6.7% 2/14/33 (c)	6,655	6,528
Jane Street Group LLC/JSG Finance, Inc.:
4.5% 11/15/29 (b)	2,430	2,210
7.125% 4/30/31 (b)	3,840	3,864
Quicken Loans LLC/Quicken Loans Co.-Issuer, Inc. 4% 10/15/33 (b)	1,095	894
UniCredit SpA:
5.459% 6/30/35 (b)(d)	4,171	3,838
5.861% 6/19/32 (b)(d)	1,495	1,446
VistaJet Malta Finance PLC / XO Management Holding, Inc.:
6.375% 2/1/30 (b)	7,392	5,720
7.875% 5/1/27 (b)	2,265	2,014
Western Alliance Bancorp. 3% 6/15/31 (d)	6,260	5,324
		33,894
Broadcasting - 1.6%
Clear Channel Outdoor Holdings, Inc.:
5.125% 8/15/27 (b)(c)	2,708	2,510
7.5% 6/1/29 (b)	2,809	2,264
7.875% 4/1/30 (b)	4,570	4,481
9% 9/15/28 (b)(c)	4,650	4,781
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% (b)(f)	22,770	569
DISH Network Corp. 11.75% 11/15/27 (b)	7,125	7,182
Sirius XM Radio, Inc.:
4.125% 7/1/30 (b)	5,380	4,563
5.5% 7/1/29 (b)(c)	6,195	5,750
Univision Communications, Inc.:
4.5% 5/1/29 (b)	5,615	4,885
6.625% 6/1/27 (b)	3,655	3,527
7.375% 6/30/30 (b)(c)	790	756
8% 8/15/28 (b)	2,185	2,182
		43,450
Building Materials - 1.6%
Advanced Drain Systems, Inc.:
5% 9/30/27 (b)	1,486	1,439
6.375% 6/15/30 (b)(c)	1,420	1,412
AmeriTex Holdco Intermediate LLC 10.25% 10/15/28 (b)(c)	635	669
Beacon Roofing Supply, Inc. 6.5% 8/1/30 (b)	2,616	2,611
Builders FirstSource, Inc.:
4.25% 2/1/32 (b)	5,595	4,873
6.375% 3/1/34 (b)	1,630	1,600
Eco Material Technologies, Inc. 7.875% 1/31/27 (b)	6,989	7,040
EMRLD Borrower LP / Emerald Co. 6.625% 12/15/30 (b)	8,875	8,795
MITER Brands Acquisition Holdco, Inc. / MIWD Borrower LLC 6.75% 4/1/32 (b)	2,145	2,130
Oscar Acquisition Co. LLC / Oscar Finance, Inc. 9.5% 4/15/30 (b)	2,950	2,838
Smyrna Ready Mix Concrete LLC 8.875% 11/15/31 (b)	960	1,011
SRS Distribution, Inc.:
4.625% 7/1/28 (b)	2,455	2,446
6% 12/1/29 (b)	3,095	3,138
Summit Materials LLC/Summit Materials Finance Corp. 7.25% 1/15/31 (b)	2,030	2,081
		42,083
Cable/Satellite TV - 2.3%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (b)	8,354	6,538
4.25% 1/15/34 (b)	5,535	4,010
4.5% 8/15/30 (b)	4,140	3,364
4.5% 5/1/32	12,236	9,395
4.5% 6/1/33 (b)	11,280	8,482
4.75% 3/1/30 (b)	80	66
CSC Holdings LLC:
3.375% 2/15/31 (b)	8,399	5,179
4.125% 12/1/30 (b)	2,939	1,867
4.5% 11/15/31 (b)	1,430	907
4.625% 12/1/30 (b)	9,809	4,257
5.375% 2/1/28 (b)	4,235	3,249
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc. 5.875% 8/15/27 (b)	1,355	1,263
DISH DBS Corp. 5.75% 12/1/28 (b)	5,065	3,420
Dolya Holdco 18 DAC 5% 7/15/28 (b)	1,213	1,080
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)	2,400	2,265
Ziggo Bond Co. BV 6% 1/15/27 (b)	320	315
Ziggo BV 4.875% 1/15/30 (b)	5,005	4,380
		60,037
Capital Goods - 1.0%
ESAB Corp. 6.25% 4/15/29 (b)	4,080	4,065
Mueller Water Products, Inc. 4% 6/15/29 (b)	4,685	4,239
Regal Rexnord Corp.:
6.05% 4/15/28 (b)	2,765	2,760
6.3% 2/15/30 (b)	2,765	2,777
TK Elevator U.S. Newco, Inc. 5.25% 7/15/27 (b)(c)	9,784	9,359
Vertical Holdco GmbH 7.625% 7/15/28 (b)	2,480	2,431
		25,631
Chemicals - 4.5%
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/31 (b)	1,225	1,249
Consolidated Energy Finance SA 12% 2/15/31 (b)	4,135	4,280
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125% 6/15/28 (b)	1,775	1,656
Element Solutions, Inc. 3.875% 9/1/28 (b)	2,554	2,299
INEOS Quattro Finance 2 PLC 9.625% 3/15/29 (b)	1,185	1,252
Kobe U.S. Midco 2, Inc. 9.25% 11/1/26 pay-in-kind (b)(d)	4,859	4,142
LSB Industries, Inc. 6.25% 10/15/28 (b)	2,215	2,100
Methanex Corp.:
5.125% 10/15/27	11,101	10,677
5.65% 12/1/44	8,249	6,968
NOVA Chemicals Corp.:
4.25% 5/15/29 (b)	5,020	4,202
5% 5/1/25 (b)	2,270	2,228
5.25% 6/1/27 (b)	4,373	4,114
8.5% 11/15/28 (b)	1,820	1,913
9% 2/15/30 (b)	1,600	1,649
Nufarm Australia Ltd. 5% 1/27/30 (b)	5,070	4,629
Olin Corp. 5% 2/1/30 (c)	8,250	7,700
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28 (b)	5,155	4,645
6.25% 10/1/29 (b)	5,435	4,898
9.75% 11/15/28 (b)	6,748	7,160
SCIH Salt Holdings, Inc.:
4.875% 5/1/28 (b)(c)	208	193
6.625% 5/1/29 (b)	3,690	3,405
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (b)	3,935	3,777
The Chemours Co. LLC:
4.625% 11/15/29 (b)	468	401
5.375% 5/15/27 (c)	10,144	9,598
5.75% 11/15/28 (b)(c)	6,620	6,080
TPC Group, Inc. 13% 12/16/27 (b)	2,473	2,529
Tronox, Inc. 4.625% 3/15/29 (b)(c)	7,491	6,683
W.R. Grace Holding LLC:
5.625% 8/15/29 (b)	9,670	8,659
7.375% 3/1/31 (b)	1,105	1,120
		120,206
Consumer Products - 0.8%
Foundation Building Materials, Inc. 6% 3/1/29 (b)	1,610	1,419
Kohl's Corp. 4.25% 7/17/25	335	327
Mattel, Inc. 5.45% 11/1/41	1,100	963
Newell Brands, Inc.:
5.7% 4/1/26	1,380	1,358
6.375% 9/15/27 (c)	1,380	1,346
6.625% 9/15/29 (c)	1,470	1,420
7% 4/1/46 (g)	1,100	892
The Scotts Miracle-Gro Co.:
4% 4/1/31	550	463
4.375% 2/1/32	820	690
TKC Holdings, Inc.:
6.875% 5/15/28 (b)	4,485	4,234
10.5% 5/15/29 (b)	4,795	4,588
Windsor Holdings III, LLC 8.5% 6/15/30 (b)	2,310	2,406
		20,106
Containers - 1.1%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (b)(d)	2,095	517
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26 (b)	1,255	1,046
5.25% 4/30/25 (b)	1,458	1,444
5.25% 8/15/27 (b)	562	287
5.25% 8/15/27 (b)	489	249
Ball Corp. 2.875% 8/15/30	1,370	1,145
Berry Global, Inc. 4.875% 7/15/26 (b)	2,210	2,163
Graham Packaging Co., Inc. 7.125% 8/15/28 (b)	1,690	1,527
Graphic Packaging International, Inc. 3.75% 2/1/30 (b)	1,565	1,362
LABL, Inc.:
5.875% 11/1/28 (b)	800	711
6.75% 7/15/26 (b)	1,180	1,164
9.5% 11/1/28 (b)	535	535
10.5% 7/15/27 (b)	1,328	1,304
Mauser Packaging Solutions Holding Co. 7.875% 4/15/27 (b)	4,120	4,197
Owens-Brockway Glass Container, Inc. 7.25% 5/15/31 (b)(c)	1,340	1,342
Sealed Air Corp. 5% 4/15/29 (b)(c)	5,450	5,127
Sealed Air Corp./Sealed Air Corp. U.S.:
6.125% 2/1/28 (b)(c)	1,655	1,635
7.25% 2/15/31 (b)(c)	2,555	2,601
Trivium Packaging Finance BV:
5.5% 8/15/26 (b)	737	723
8.5% 8/15/27 (b)	646	640
		29,719
Diversified Financial Services - 3.8%
Aercap Global Aviation Trust 6.5% 6/15/45 (b)(d)	2,540	2,525
Boost Newco Borrower LLC 7.5% 1/15/31 (b)	6,390	6,595
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (b)(c)	3,075	2,768
Coinbase Global, Inc. 3.625% 10/1/31 (b)	5,180	4,039
Encore Capital Group, Inc. 9.25% 4/1/29 (b)	2,000	2,043
FLY Leasing Ltd. 7% 10/15/24 (b)	915	913
Fortress Transportation & Infrastructure Investors LLC 7.875% 12/1/30 (b)	3,205	3,329
GGAM Finance Ltd.:
6.875% 4/15/29 (b)	645	644
7.75% 5/15/26 (b)	2,635	2,677
8% 2/15/27 (b)	5,110	5,237
8% 6/15/28 (b)	7,895	8,131
Gn Bondco LLC 9.5% 10/15/31 (b)(c)	2,560	2,458
Hightower Holding LLC 6.75% 4/15/29 (b)	1,997	1,874
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29 (c)	4,810	4,049
5.25% 5/15/27	12,315	11,253
6.25% 5/15/26	9,296	9,041
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5% 8/15/28 (b)	980	882
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.:
4.75% 6/15/29 (b)	3,635	3,244
5.25% 10/1/25 (b)	300	295
Navient Corp.:
4.875% 3/15/28	639	577
5% 3/15/27	639	602
OneMain Finance Corp.:
3.5% 1/15/27	1,745	1,605
3.875% 9/15/28	8,180	7,200
6.875% 3/15/25	2,255	2,270
7.125% 3/15/26	9,445	9,531
9% 1/15/29 (c)	335	351
Scientific Games Holdings LP/Scientific Games U.S. Finco, Inc. 6.625% 3/1/30 (b)	3,118	2,950
SLM Corp. 4.2% 10/29/25	1,255	1,213
StoneX Group, Inc. 7.875% 3/1/31 (b)	1,840	1,861
		100,157
Diversified Media - 0.4%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (b)(c)	6,368	5,926
Outfront Media Capital LLC / Corp. 7.375% 2/15/31 (b)(c)	3,835	3,935
		9,861
Energy - 12.2%
Altus Midstream LP:
5.875% 6/15/30 (b)	3,635	3,515
6.625% 12/15/28 (b)	3,825	3,843
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.75% 3/1/27 (b)	1,375	1,350
7.875% 5/15/26 (b)	1,375	1,400
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (b)	7,390	6,692
Baytex Energy Corp. 7.375% 3/15/32 (b)	2,725	2,748
California Resources Corp. 7.125% 2/1/26 (b)(c)	1,930	1,941
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.75% 7/15/28 (b)	2,005	1,922
Canacol Energy Ltd. 5.75% 11/24/28 (b)	2,633	1,244
CGG SA 8.75% 4/1/27 (b)	6,249	5,848
Citgo Petroleum Corp.:
6.375% 6/15/26 (b)	6,098	6,089
8.375% 1/15/29 (b)	1,595	1,651
CNX Midstream Partners LP 4.75% 4/15/30 (b)	3,199	2,831
CNX Resources Corp.:
7.25% 3/1/32 (b)(c)	3,720	3,730
7.375% 1/15/31 (b)(c)	1,580	1,599
Comstock Resources, Inc.:
5.875% 1/15/30 (b)	5,030	4,581
6.75% 3/1/29 (b)(c)	4,280	4,075
CQP Holdco LP / BIP-V Chinook Holdco LLC 7.5% 12/15/33 (b)(c)	5,343	5,376
CrownRock LP/CrownRock Finance, Inc.:
5% 5/1/29 (b)	3,830	3,773
5.625% 10/15/25 (b)	560	557
CVR Energy, Inc.:
5.75% 2/15/28 (b)	5,483	5,095
8.5% 1/15/29 (b)	3,995	4,005
Delek Logistics Partners LP/Delek Logistics Finance Corp.:
7.125% 6/1/28 (b)	7,451	7,277
8.625% 3/15/29 (b)	3,345	3,370
DT Midstream, Inc.:
4.125% 6/15/29 (b)	1,250	1,133
4.375% 6/15/31 (b)(c)	740	657
Energean PLC 6.5% 4/30/27 (b)	2,968	2,760
Energy Transfer LP 7.375% 2/1/31 (b)	2,760	2,846
EnLink Midstream LLC:
5.625% 1/15/28 (b)	1,630	1,602
6.5% 9/1/30 (b)	5,060	5,124
EnLink Midstream Partners LP:
4.15% 6/1/25	385	376
4.85% 7/15/26 (c)	2,485	2,417
EQM Midstream Partners LP:
4% 8/1/24 (c)	2,545	2,526
6% 7/1/25 (b)	355	354
6.5% 7/15/48	555	548
Global Partners LP/GLP Finance Corp.:
6.875% 1/15/29	1,785	1,747
7% 8/1/27 (c)	6,506	6,455
8.25% 1/15/32 (b)	535	548
Harbour Energy PLC 5.5% 10/15/26 (b)	305	299
Harvest Midstream I LP:
7.5% 9/1/28 (b)	5,420	5,435
7.5% 5/15/32 (b)	1,565	1,567
Hess Midstream Operations LP:
4.25% 2/15/30 (b)	1,880	1,697
5.125% 6/15/28 (b)	5,610	5,370
5.5% 10/15/30 (b)	1,370	1,310
5.625% 2/15/26 (b)(c)	6,625	6,551
HF Sinclair Corp. 5% 2/1/28 (b)	4,080	3,914
Howard Midstream Energy Partners LLC 8.875% 7/15/28 (b)	4,687	4,909
Independence Energy Finance LLC 7.625% 4/1/32 (b)	1,390	1,395
Jonah Energy Parent LLC 12% 11/5/25 (h)(i)	4,708	5,026
Kosmos Energy Ltd.:
7.5% 3/1/28 (b)	1,310	1,251
7.75% 5/1/27 (b)	655	639
Matador Resources Co. 6.5% 4/15/32 (b)	3,265	3,236
Mesquite Energy, Inc. 7.25% (b)(f)(i)	28,768	0
Nabors Industries, Inc. 9.125% 1/31/30 (b)	640	660
New Fortress Energy, Inc.:
6.5% 9/30/26 (b)(c)	14,265	13,641
6.75% 9/15/25 (b)(c)	6,119	6,044
8.75% 3/15/29 (b)(c)	7,510	7,324
NGL Energy Operating LLC/NGL Energy Finance Corp.:
8.125% 2/15/29 (b)	1,330	1,351
8.375% 2/15/32 (b)	1,330	1,351
Northern Oil & Gas, Inc.:
8.125% 3/1/28 (b)	4,220	4,269
8.75% 6/15/31 (b)	1,345	1,415
Occidental Petroleum Corp.:
4.2% 3/15/48	1,360	1,003
4.4% 4/15/46	4,100	3,167
4.4% 8/15/49	1,900	1,367
4.5% 7/15/44	3,365	2,545
6.125% 1/1/31 (c)	4,795	4,855
6.45% 9/15/36	3,155	3,256
7.95% 6/15/39	685	775
PBF Holding Co. LLC/PBF Finance Corp. 7.875% 9/15/30 (b)	8,654	8,901
Permian Resources Operating LLC:
5.875% 7/1/29 (b)	4,725	4,595
7% 1/15/32 (b)	640	652
7.75% 2/15/26 (b)	660	666
Petroleos Mexicanos:
5.35% 2/12/28	1,280	1,120
6.5% 3/13/27	1,920	1,801
Prairie Acquiror LP 9% 8/1/29 (b)	1,345	1,374
Rockies Express Pipeline LLC:
4.8% 5/15/30 (b)	1,900	1,711
4.95% 7/15/29 (b)	4,294	3,948
6.875% 4/15/40 (b)	1,598	1,519
Seadrill Finance Ltd. 8.375% 8/1/30 (b)	1,240	1,292
Sitio Royalties OP / Sitio Finance Corp. 7.875% 11/1/28 (b)	1,585	1,630
SM Energy Co. 5.625% 6/1/25	3,075	3,052
Southwestern Energy Co. 4.75% 2/1/32	3,580	3,224
Sunnova Energy Corp.:
5.875% 9/1/26 (b)	5,314	3,305
11.75% 10/1/28 (b)	320	191
Sunoco Logistics Partners, LP:
7% 5/1/29 (b)	1,215	1,234
7.25% 5/1/32 (b)	1,850	1,879
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29 (c)	5,094	4,651
5.875% 3/15/28	4,990	4,870
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (b)	1,745	1,578
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (b)	9,865	9,366
6% 3/1/27 (b)	5,517	5,374
6% 12/31/30 (b)	1,620	1,524
6% 9/1/31 (b)	9,425	8,750
Talos Production, Inc.:
9% 2/1/29 (b)(c)	1,145	1,208
9.375% 2/1/31 (b)	1,135	1,210
Teine Energy Ltd. 6.875% 4/15/29 (b)	500	486
Transocean Aquila Ltd. 8% 9/30/28 (b)	895	910
Transocean Poseidon Ltd. 6.875% 2/1/27 (b)	1,664	1,659
Transocean, Inc.:
8% 2/1/27 (b)	6,391	6,406
8.25% 5/15/29 (b)	2,265	2,257
8.5% 5/15/31 (b)	2,910	2,897
8.75% 2/15/30 (b)	3,227	3,364
Tullow Oil PLC:
7% 3/1/25 (b)	900	870
10.25% 5/15/26 (b)	900	868
U.S.A. Compression Partners LP/U.S.A. Compression Finance Corp. 7.125% 3/15/29 (b)	2,625	2,608
Valaris Ltd. 8.375% 4/30/30 (b)	4,285	4,407
Viper Energy, Inc. 7.375% 11/1/31 (b)	960	988
Western Gas Partners LP:
5.25% 2/1/50	2,720	2,307
5.3% 3/1/48	1,360	1,137
5.5% 8/15/48	815	690
		321,706
Environmental - 0.8%
Clean Harbors, Inc. 6.375% 2/1/31 (b)(c)	1,305	1,293
Covanta Holding Corp. 4.875% 12/1/29 (b)	5,220	4,576
Darling Ingredients, Inc. 6% 6/15/30 (b)	2,155	2,093
GFL Environmental, Inc.:
3.75% 8/1/25 (b)	2,765	2,689
5.125% 12/15/26 (b)	2,765	2,693
6.75% 1/15/31 (b)	505	509
Stericycle, Inc. 3.875% 1/15/29 (b)	7,910	7,028
		20,881
Food & Drug Retail - 0.9%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.25% 3/15/26 (b)(c)	740	703
3.5% 3/15/29 (b)(c)	6,553	5,782
4.875% 2/15/30 (b)	2,310	2,155
Emergent BioSolutions, Inc. 3.875% 8/15/28 (b)	9,414	4,756
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (b)	1,690	1,451
Parkland Corp.:
4.5% 10/1/29 (b)	1,673	1,516
4.625% 5/1/30 (b)	8,235	7,442
		23,805
Food/Beverage/Tobacco - 2.1%
BellRing Brands, Inc. 7% 3/15/30 (b)(c)	1,100	1,113
C&S Group Enterprises LLC 5% 12/15/28 (b)	4,855	3,722
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (b)	1,100	1,018
Fiesta Purchaser, Inc. 7.875% 3/1/31 (b)(c)	2,450	2,496
KeHE Distributor / Nextwave 9% 2/15/29 (b)	5,325	5,377
Lamb Weston Holdings, Inc.:
4.125% 1/31/30 (b)	7,855	7,001
4.375% 1/31/32 (b)	1,370	1,187
Performance Food Group, Inc. 5.5% 10/15/27 (b)	542	525
Pilgrim's Pride Corp.:
3.5% 3/1/32	1,370	1,128
4.25% 4/15/31	1,615	1,429
Post Holdings, Inc.:
4.625% 4/15/30 (b)	3,666	3,311
5.5% 12/15/29 (b)	3,587	3,402
6.25% 2/15/32 (b)(c)	3,205	3,162
Primo Water Holdings, Inc. 4.375% 4/30/29 (b)	2,090	1,908
Sigma Holdco BV 7.875% 5/15/26 (b)	3,754	3,559
Triton Water Holdings, Inc. 6.25% 4/1/29 (b)	9,165	8,219
U.S. Foods, Inc.:
4.625% 6/1/30 (b)	2,045	1,860
4.75% 2/15/29 (b)	2,520	2,348
6.875% 9/15/28 (b)	1,600	1,614
United Natural Foods, Inc. 6.75% 10/15/28 (b)	550	422
		54,801
Gaming - 1.4%
Affinity Interactive 6.875% 12/15/27 (b)	2,921	2,614
Caesars Entertainment, Inc.:
6.5% 2/15/32 (b)	5,320	5,241
7% 2/15/30 (b)	1,300	1,309
8.125% 7/1/27 (b)	6,319	6,404
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 6.75% 1/15/30 (b)	6,670	5,803
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25	1,310	1,298
Jacobs Entertainment, Inc. 6.75% 2/15/29 (b)	2,400	2,277
Light & Wonder International, Inc. 7.5% 9/1/31 (b)	545	556
MGM Resorts International 6.5% 4/15/32 (c)	2,720	2,639
Station Casinos LLC:
4.5% 2/15/28 (b)(c)	2,880	2,671
6.625% 3/15/32 (b)	2,705	2,651
VICI Properties LP / VICI Note Co. 4.125% 8/15/30 (b)	2,740	2,442
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.125% 2/15/31 (b)	1,365	1,384
		37,289
Healthcare - 7.5%
1375209 BC Ltd. 9% 1/30/28 (b)	3,606	3,540
180 Medical, Inc. 3.875% 10/15/29 (b)	2,575	2,280
AdaptHealth LLC 5.125% 3/1/30 (b)(c)	5,950	5,065
Akumin, Inc. 8% 8/1/28 (b)	1,630	1,275
AMN Healthcare 4% 4/15/29 (b)	1,674	1,482
Avantor Funding, Inc.:
3.875% 11/1/29 (b)(c)	3,310	2,931
4.625% 7/15/28 (b)	2,215	2,059
Bausch Health Companies, Inc.:
5.5% 11/1/25 (b)	7,903	7,361
9% 12/15/25 (b)	640	605
Cano Health, Inc. 6.25% (b)(f)	2,303	3
Catalent Pharma Solutions 3.5% 4/1/30 (b)	2,900	2,759
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (b)	2,975	2,672
4% 3/15/31 (b)	2,475	2,159
4.25% 5/1/28 (b)	768	714
Community Health Systems, Inc.:
4.75% 2/15/31 (b)	10,365	8,090
5.25% 5/15/30 (b)	19,665	16,078
5.625% 3/15/27 (b)	7,515	6,881
6% 1/15/29 (b)	4,145	3,616
6.125% 4/1/30 (b)	5,811	4,108
6.875% 4/15/29 (b)	7,602	5,651
8% 3/15/26 (b)	450	448
10.875% 1/15/32 (b)	120	123
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (b)	5,375	4,865
DaVita, Inc.:
3.75% 2/15/31 (b)	2,170	1,786
4.625% 6/1/30 (b)	9,260	8,113
Embecta Corp. 5% 2/15/30 (b)(c)	2,745	2,116
Grifols SA 4.75% 10/15/28 (b)	1,552	1,253
Hologic, Inc. 3.25% 2/15/29 (b)	1,530	1,351
IQVIA, Inc. 6.5% 5/15/30 (b)(c)	2,670	2,682
Jazz Securities DAC 4.375% 1/15/29 (b)	4,460	4,058
Medline Borrower LP 3.875% 4/1/29 (b)	1,375	1,232
Medline Borrower LP / Medline Co. 6.25% 4/1/29 (b)	9,215	9,156
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (b)	970	674
Modivcare, Inc. 5.875% 11/15/25 (b)(c)	6,316	6,160
Molina Healthcare, Inc.:
3.875% 11/15/30 (b)	3,370	2,923
3.875% 5/15/32 (b)	1,465	1,226
Omega Healthcare Investors, Inc. 3.25% 4/15/33	6,717	5,259
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (b)	9,435	8,593
5.125% 4/30/31 (b)(c)	2,928	2,532
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (b)(c)	4,035	3,531
Radiology Partners, Inc. 8.5% 1/31/29 pay-in-kind (b)(d)	5,378	4,962
Regionalcare Hospital Partners 9.75% 12/1/26 (b)	2,640	2,629
RegionalCare Hospital Partners Holdings, Inc.:
5.375% 1/15/29 (b)	2,305	1,843
9.875% 8/15/30 (b)	2,080	2,166
11% 10/15/30 (b)(c)	320	341
Surgery Center Holdings, Inc. 7.25% 4/15/32 (b)	4,880	4,873
Teleflex, Inc. 4.25% 6/1/28 (b)	1,540	1,423
Tenet Healthcare Corp.:
4.25% 6/1/29	6,395	5,858
4.375% 1/15/30 (c)	4,965	4,509
4.625% 6/15/28	1,728	1,626
6.125% 10/1/28 (c)	5,720	5,648
6.125% 6/15/30 (c)	6,675	6,536
6.25% 2/1/27	3,134	3,121
6.75% 5/15/31 (b)	945	947
Teva Pharmaceutical Finance Netherlands III BV:
3.15% 10/1/26	3,265	3,025
7.875% 9/15/29	830	874
8.125% 9/15/31	830	896
U.S. Acute Care Solutions 9.75% 5/15/29 (b)	625	613
		199,300
Homebuilders/Real Estate - 4.0%
Anywhere Real Estate Group LLC 7% 4/15/30 (b)	2,120	1,860
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 8/1/29 (b)	2,515	2,275
ATP Tower Holdings LLC/Andean Tower Partners 4.05% 4/27/26 (b)	3,054	2,840
Beazer Homes U.S.A., Inc. 7.5% 3/15/31 (b)	2,160	2,135
Greystar Real Estate Partners 7.75% 9/1/30 (b)	1,240	1,277
HAT Holdings I LLC/HAT Holdings II LLC:
3.375% 6/15/26 (b)(c)	2,490	2,314
6% 4/15/25 (b)(c)	635	632
8% 6/15/27 (b)(c)	530	543
Howard Hughes Corp.:
4.125% 2/1/29 (b)	2,350	2,075
4.375% 2/1/31 (b)	1,765	1,497
Kennedy-Wilson, Inc. 4.75% 2/1/30 (c)	3,915	3,101
Landsea Homes Corp. 8.875% 4/1/29 (b)	1,385	1,359
LGI Homes, Inc.:
4% 7/15/29 (b)	1,585	1,359
8.75% 12/15/28 (b)	455	473
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31	10,750	7,208
4.625% 8/1/29	6,145	4,598
5% 10/15/27 (c)	13,988	11,442
5.25% 8/1/26 (c)	2,913	2,653
Panther Escrow Issuer LLC 7.125% 6/1/31 (b)	4,475	4,498
Railworks Holdings LP 8.25% 11/15/28 (b)	5,744	5,736
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (b)	2,611	1,805
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (b)	1,411	947
Rithm Capital Corp.:
6.25% 10/15/25 (b)	468	464
8% 4/1/29 (b)	1,300	1,271
Safehold Operating Partnership LP:
2.8% 6/15/31	5,785	4,734
2.85% 1/15/32	3,605	2,891
Starwood Property Trust, Inc.:
3.75% 12/31/24 (b)	1,886	1,851
7.25% 4/1/29 (b)(c)	1,625	1,603
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.125% 8/1/30 (b)(c)	1,005	936
TopBuild Corp. 4.125% 2/15/32 (b)	2,115	1,831
TRI Pointe Group, Inc./TRI Pointe Holdings, Inc. 5.875% 6/15/24	70	70
TRI Pointe Homes, Inc. 5.7% 6/15/28	545	527
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC:
4.75% 4/15/28 (b)	13,062	11,456
6.5% 2/15/29 (b)	7,350	5,909
10.5% 2/15/28 (b)	5,485	5,690
VICI Properties LP:
5.75% 4/1/34	338	325
6.125% 4/1/54	2,664	2,488
		104,673
Hotels - 0.8%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (b)	11,850	9,958
4% 5/1/31 (b)	3,495	3,062
5.875% 4/1/29 (b)	2,280	2,250
6.125% 4/1/32 (b)(c)	2,280	2,247
Hilton Grand Vacations Borrower Escrow LLC 6.625% 1/15/32 (b)	3,990	3,934
Lindblad Expeditions LLC 6.75% 2/15/27 (b)	655	649
		22,100
Insurance - 1.1%
Acrisure LLC / Acrisure Finance, Inc.:
4.25% 2/15/29 (b)	1,100	985
8.25% 2/1/29 (b)	1,340	1,329
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer:
4.25% 10/15/27 (b)	8,485	7,915
6.75% 10/15/27 (b)	1,355	1,329
6.75% 4/15/28 (b)(c)	1,370	1,369
AmWINS Group, Inc.:
4.875% 6/30/29 (b)	3,170	2,882
6.375% 2/15/29 (b)(c)	2,710	2,677
AssuredPartners, Inc.:
5.625% 1/15/29 (b)	3,295	3,005
7.5% 2/15/32 (b)	3,235	3,141
HUB International Ltd. 7.25% 6/15/30 (b)	3,345	3,394
USI, Inc. 7.5% 1/15/32 (b)	800	796
		28,822
Leisure - 2.8%
Amer Sports Co. 6.75% 2/16/31 (b)	5,325	5,244
Carnival Corp.:
6% 5/1/29 (b)	5,195	5,034
6.65% 1/15/28	750	743
7.625% 3/1/26 (b)	11,060	11,129
10.5% 6/1/30 (b)	4,995	5,425
ClubCorp Holdings, Inc. 8.5% 9/15/25 (b)	1,160	1,049
MajorDrive Holdings IV LLC 6.375% 6/1/29 (b)	5,265	4,941
Merlin Entertainments Group 7.375% 2/15/31 (b)(c)	1,265	1,271
NCL Corp. Ltd.:
3.625% 12/15/24 (b)	2,714	2,671
5.875% 3/15/26 (b)	2,175	2,131
7.75% 2/15/29 (b)	4,840	4,951
NCL Finance Ltd. 6.125% 3/15/28 (b)	1,660	1,620
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26 (b)	1,495	1,436
5.5% 8/31/26 (b)	10,740	10,535
5.5% 4/1/28 (b)	5,955	5,796
6.25% 3/15/32 (b)	5,520	5,441
Viking Cruises Ltd. 9.125% 7/15/31 (b)	905	971
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (b)	1,605	1,536
Voc Escrow Ltd. 5% 2/15/28 (b)	2,130	2,031
		73,955
Metals/Mining - 2.1%
Alcoa Nederland Holding BV 7.125% 3/15/31 (b)	10,037	10,153
Arsenal AIC Parent LLC 8% 10/1/30 (b)	1,655	1,723
Cleveland-Cliffs, Inc. 7% 3/15/32 (b)	655	640
Constellium NV 5.875% 2/15/26 (b)	1,255	1,242
Eldorado Gold Corp. 6.25% 9/1/29 (b)	1,505	1,420
ERO Copper Corp. 6.5% 2/15/30 (b)	8,988	8,454
First Quantum Minerals Ltd.:
6.875% 10/15/27 (b)	5,740	5,510
8.625% 6/1/31 (b)	285	277
9.375% 3/1/29 (b)	8,040	8,307
FMG Resources Pty Ltd. 4.375% 4/1/31 (b)	1,375	1,211
HudBay Minerals, Inc. 4.5% 4/1/26 (b)	530	513
Mineral Resources Ltd.:
8% 11/1/27 (b)	3,825	3,869
8.5% 5/1/30 (b)	3,355	3,436
9.25% 10/1/28 (b)	2,425	2,542
Novelis Corp. 3.875% 8/15/31 (b)	1,360	1,152
PMHC II, Inc. 9% 2/15/30 (b)	5,155	4,785
		55,234
Paper - 0.8%
Ahlstrom Holding 3 OY 4.875% 2/4/28 (b)	5,695	5,213
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
4% 9/1/29 (b)	5,155	4,249
6% 6/15/27 (b)	4,690	4,546
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29 (b)	1,480	1,476
8.75% 4/15/30 (b)	3,995	3,861
Mercer International, Inc. 5.125% 2/1/29 (c)	908	793
		20,138
Publishing/Printing - 0.0%
Cimpress PLC 7% 6/15/26	1,120	1,111
Railroad - 0.2%
Genesee & Wyoming, Inc. 6.25% 4/15/32 (b)(c)	6,505	6,465
Restaurants - 0.8%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (b)	2,310	2,131
4% 10/15/30 (b)	7,316	6,309
5.75% 4/15/25 (b)	1,055	1,050
Garden SpinCo Corp. 8.625% 7/20/30 (b)	1,415	1,492
Yum! Brands, Inc.:
3.625% 3/15/31	1,370	1,184
4.625% 1/31/32 (c)	8,980	8,084
5.375% 4/1/32	1,100	1,038
		21,288
Services - 6.2%
ADT Corp. 4.125% 8/1/29 (b)(c)	3,320	3,001
AECOM 5.125% 3/15/27	1,845	1,792
Allied Universal Holdco LLC 7.875% 2/15/31 (b)	3,865	3,874
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6% 6/1/29 (b)	4,930	4,186
9.75% 7/15/27 (b)	7,745	7,716
APX Group, Inc.:
5.75% 7/15/29 (b)	3,330	3,096
6.75% 2/15/27 (b)	3,020	3,000
Artera Services LLC 8.5% 2/15/31 (b)	15,843	16,211
ASGN, Inc. 4.625% 5/15/28 (b)	2,500	2,333
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75% 7/15/27 (b)(c)	320	304
Brand Industrial Services, Inc. 10.375% 8/1/30 (b)	11,100	11,911
CoreCivic, Inc.:
4.75% 10/15/27	7,839	7,308
8.25% 4/15/29	8,190	8,463
CoreLogic, Inc. 4.5% 5/1/28 (b)(c)	3,795	3,284
Gartner, Inc.:
3.625% 6/15/29 (b)	890	796
4.5% 7/1/28 (b)	4,490	4,222
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC 7.125% 7/31/26 (b)	12,064	11,992
Hertz Corp. 5% 12/1/29 (b)	660	453
Korn Ferry 4.625% 12/15/27 (b)	1,015	962
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (b)	1,790	1,770
Life Time, Inc.:
5.75% 1/15/26 (b)	3,378	3,341
8% 4/15/26 (b)(c)	6,605	6,617
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (b)	2,787	2,627
Service Corp. International:
4% 5/15/31	2,300	1,981
5.125% 6/1/29	1,443	1,378
Sotheby's 7.375% 10/15/27 (b)	2,745	2,558
Staples, Inc.:
7.5% 4/15/26 (b)	3,005	2,897
10.75% 4/15/27 (b)	3,084	2,838
The GEO Group, Inc.:
6% 4/15/26	835	834
8.625% 4/15/29 (b)	4,890	4,950
10.25% 4/15/31 (b)	4,890	5,041
TriNet Group, Inc.:
3.5% 3/1/29 (b)	7,560	6,619
7.125% 8/15/31 (b)	1,445	1,452
Uber Technologies, Inc. 8% 11/1/26 (b)	9,595	9,690
United Rentals North America, Inc. 6.125% 3/15/34 (b)	5,415	5,287
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (b)	9,177	8,897
		163,681
Steel - 0.3%
ATI, Inc. 7.25% 8/15/30	1,350	1,381
Commercial Metals Co.:
3.875% 2/15/31	1,655	1,440
4.125% 1/15/30	2,700	2,417
Vallourec SA 7.5% 4/15/32 (b)	2,770	2,804
		8,042
Super Retail - 1.8%
Bath & Body Works, Inc. 6.694% 1/15/27	1,315	1,323
Carvana Co.:
4.875% 9/1/29 (b)	2,253	1,469
5.5% 4/15/27 (b)	2,422	1,894
5.875% 10/1/28 (b)	1,267	853
10.25% 5/1/30 (b)	357	286
12% 12/1/28 pay-in-kind (b)(d)	2,243	2,197
13% 6/1/30 pay-in-kind (b)(d)	2,110	2,093
14% 6/1/31 pay-in-kind (b)(d)	4,767	4,778
EG Global Finance PLC 12% 11/30/28 (b)	13,610	14,050
Hanesbrands, Inc. 4.875% 5/15/26 (b)	558	540
LBM Acquisition LLC 6.25% 1/15/29 (b)	4,695	4,310
Levi Strauss & Co. 3.5% 3/1/31 (b)(c)	620	529
Michaels Companies, Inc.:
5.25% 5/1/28 (b)	3,550	3,005
7.875% 5/1/29 (b)	2,730	2,000
Nordstrom, Inc.:
4.25% 8/1/31 (c)	1,175	1,013
4.375% 4/1/30 (c)	870	776
Sally Holdings LLC 6.75% 3/1/32 (c)	2,705	2,615
Wolverine World Wide, Inc. 4% 8/15/29 (b)	4,605	3,678
		47,409
Technology - 6.4%
Acuris Finance U.S. 5% 5/1/28 (b)(c)	11,650	10,569
Ahead DB Holdings LLC 6.625% 5/1/28 (b)	1,290	1,173
Block, Inc.:
2.75% 6/1/26 (c)	1,375	1,292
3.5% 6/1/31	8,155	6,889
Cloud Software Group, Inc.:
6.5% 3/31/29 (b)	1,212	1,150
9% 9/30/29 (b)	12,200	11,740
CNT PRNT/CDK GLO II/FIN 8% 6/15/29 (b)	3,270	3,364
Coherent Corp. 5% 12/15/29 (b)	6,960	6,421
CommScope, Inc. 4.75% 9/1/29 (b)	3,600	2,511
Elastic NV 4.125% 7/15/29 (b)	2,410	2,146
Entegris, Inc.:
3.625% 5/1/29 (b)(c)	2,550	2,257
4.75% 4/15/29 (b)	2,000	1,886
5.95% 6/15/30 (b)	8,335	8,116
Gen Digital, Inc.:
5% 4/15/25 (b)	2,715	2,682
7.125% 9/30/30 (b)(c)	1,360	1,374
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29 (b)	5,240	4,647
5.25% 12/1/27 (b)	945	912
GrafTech Global Enterprises, Inc. 9.875% 12/15/28 (b)(c)	1,660	1,248
Helios Software Holdings, Inc. / ION Corporate Solutions Finance Sarl 8.75% 5/1/29 (b)	2,505	2,510
HTA Group Ltd. 7% 12/18/25 (b)	12,095	12,076
Iliad Holding SAS 8.5% 4/15/31 (b)(j)	4,275	4,312
ION Trading Technologies Ltd. 5.75% 5/15/28 (b)	7,345	6,709
Match Group Holdings II LLC:
3.625% 10/1/31 (b)(c)	820	677
4.125% 8/1/30 (b)(c)	1,760	1,524
McAfee Corp. 7.375% 2/15/30 (b)	2,290	2,121
MicroStrategy, Inc. 6.125% 6/15/28 (b)	8,160	7,562
NCR Atleos Corp. 9.5% 4/1/29 (b)	2,875	3,056
ON Semiconductor Corp. 3.875% 9/1/28 (b)	3,675	3,335
Open Text Corp. 3.875% 12/1/29 (b)	4,020	3,518
Open Text Holdings, Inc.:
4.125% 2/15/30 (b)	4,620	4,058
4.125% 12/1/31 (b)(c)	4,170	3,574
Rackspace Finance LLC 3.5% 5/15/28 (b)	6,354	2,669
Roblox Corp. 3.875% 5/1/30 (b)	4,035	3,490
Seagate HDD Cayman:
5.75% 12/1/34	3,695	3,499
8.25% 12/15/29 (b)	1,310	1,392
8.5% 7/15/31 (b)	1,585	1,692
Sensata Technologies BV:
4% 4/15/29 (b)	3,440	3,080
5% 10/1/25 (b)	550	543
Sensata Technologies, Inc. 3.75% 2/15/31 (b)	1,370	1,158
TTM Technologies, Inc. 4% 3/1/29 (b)(c)	13,015	11,640
UKG, Inc. 6.875% 2/1/31 (b)	3,295	3,301
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (b)	1,900	1,729
Virtusa Corp. 7.125% 12/15/28 (b)	1,345	1,212
VM Consolidated, Inc. 5.5% 4/15/29 (b)	640	602
Western Digital Corp.:
2.85% 2/1/29	5,455	4,607
3.1% 2/1/32	2,295	1,794
		167,817
Telecommunications - 4.9%
Altice Financing SA 5.75% 8/15/29 (b)	13,615	10,113
Altice France Holding SA:
6% 2/15/28 (b)	10,793	3,148
10.5% 5/15/27 (b)	325	115
Altice France SA:
5.125% 1/15/29 (b)	12,809	8,361
5.125% 7/15/29 (b)	5,455	3,553
5.5% 1/15/28 (b)	3,940	2,662
5.5% 10/15/29 (b)	50	33
C&W Senior Finance Ltd. 6.875% 9/15/27 (b)	11,832	11,204
Cablevision Lightpath LLC:
3.875% 9/15/27 (b)	2,199	1,940
5.625% 9/15/28 (b)	1,290	1,041
Connect Finco SARL / Connect U.S. Finco LLC 6.75% 10/1/26 (b)	1,235	1,196
Consolidated Communications, Inc. 5% 10/1/28 (b)	2,395	1,988
Frontier Communications Holdings LLC:
5% 5/1/28 (b)	5,510	5,069
5.875% 10/15/27 (b)	258	247
5.875% 11/1/29	3,789	3,163
8.75% 5/15/30 (b)	4,055	4,129
IHS Netherlands Holdco BV 8% 9/18/27 (b)	2,080	1,955
Intelsat Jackson Holdings SA 6.5% 3/15/30 (b)	5,820	5,571
LCPR Senior Secured Financing DAC 5.125% 7/15/29 (b)	2,555	2,131
Level 3 Financing, Inc.:
3.875% 10/15/30 (b)	4,179	2,297
4.5% 4/1/30 (b)	2,180	1,247
10.5% 5/15/30 (b)	7,537	7,469
11% 11/15/29 (b)	3,125	3,189
Liquid Telecommunications Financing PLC 5.5% 9/4/26 (b)	2,285	1,347
Millicom International Cellular SA:
4.5% 4/27/31 (b)	4,942	4,113
5.125% 1/15/28 (b)	3,560	3,284
7.375% 4/2/32 (b)	3,240	3,166
Sable International Finance Ltd. 5.75% 9/7/27 (b)	1,577	1,499
Sitios Latinoamerica S.A.B. de CV 5.375% 4/4/32 (b)	2,870	2,615
Telecom Italia Capital SA:
6% 9/30/34	3,477	2,928
7.2% 7/18/36	3,069	2,777
7.721% 6/4/38	995	925
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6% 1/15/30 (b)	9,475	7,369
Virgin Media Secured Finance PLC 4.5% 8/15/30 (b)	5,830	4,922
VMED O2 UK Financing I PLC:
4.25% 1/31/31 (b)	1,079	881
7.75% 4/15/32 (b)	1,360	1,341
Windstream Escrow LLC 7.75% 8/15/28 (b)	4,975	4,794
Zayo Group Holdings, Inc. 4% 3/1/27 (b)(c)	7,010	5,580
		129,362
Textiles/Apparel - 0.2%
Crocs, Inc. 4.125% 8/15/31 (b)	1,815	1,523
Foot Locker, Inc. 4% 10/1/29 (b)	1,045	834
Kontoor Brands, Inc. 4.125% 11/15/29 (b)	1,460	1,297
Victoria's Secret & Co. 4.625% 7/15/29 (b)	1,945	1,528
		5,182
Transportation Ex Air/Rail - 0.7%
Golar LNG Ltd. 7% 10/20/25 (b)	4,760	4,739
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 10.75% 7/1/25 (b)	1,380	1,381
Seaspan Corp. 5.5% 8/1/29 (b)	6,445	5,543
XPO, Inc.:
6.25% 6/1/28 (b)	800	797
7.125% 6/1/31 (b)	1,330	1,337
7.125% 2/1/32 (b)	4,620	4,647
		18,444
Utilities - 2.7%
Clearway Energy Operating LLC:
3.75% 2/15/31 (b)(c)	6,515	5,508
3.75% 1/15/32 (b)	670	555
4.75% 3/15/28 (b)	1,540	1,451
DPL, Inc.:
4.125% 7/1/25 (c)	3,760	3,652
4.35% 4/15/29	460	415
NextEra Energy Partners LP:
4.5% 9/15/27 (b)(c)	1,528	1,424
7.25% 1/15/29 (b)(c)	265	268
NRG Energy, Inc.:
3.375% 2/15/29 (b)	6,240	5,472
3.625% 2/15/31 (b)	1,990	1,685
5.25% 6/15/29 (b)	5,350	5,060
PG&E Corp.:
5% 7/1/28 (c)	6,770	6,451
5.25% 7/1/30 (c)	14,760	13,820
Pike Corp.:
5.5% 9/1/28 (b)	1,762	1,670
8.625% 1/31/31 (b)	2,070	2,168
Vistra Operations Co. LLC:
5% 7/31/27 (b)	8,646	8,229
5.5% 9/1/26 (b)(c)	2,845	2,777
5.625% 2/15/27 (b)(c)	6,375	6,203
6.875% 4/15/32 (b)	3,255	3,241
7.75% 10/15/31 (b)	2,240	2,297
		72,346
TOTAL NONCONVERTIBLE BONDS		2,242,890
TOTAL CORPORATE BONDS (Cost $2,447,132)		2,278,930

U.S. Treasury Obligations - 0.5%
	Principal Amount (a) (000s)	Value ($) (000s)
U.S. Treasury Notes:
1.5% 8/15/26	3,490	3,229
2.875% 4/30/29	10,465	9,605
TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,986)		12,834

Asset-Backed Securities - 0.3%
	Principal Amount (a) (000s)	Value ($) (000s)
Carlyle U.S. Clo 2024-2 Ltd. Series 2024-2A Class E, CME Term SOFR 3 Month Index + 6.850% 12.175% 4/25/37 (b)(d)(e)	250	250
Elmwood CLO Ltd. Series 2021-5A Class E, CME Term SOFR 3 Month Index + 6.610% 11.9362% 1/20/35 (b)(d)(e)	896	898
Invesco U.S. Clo 2023-2 Ltd. Series 2023-2A Class F, CME Term SOFR 3 Month Index + 7.580% 12.9046% 4/21/36 (b)(d)(e)	423	421
KKR CLO Ltd. Series 2021-29A Class E, CME Term SOFR 3 Month Index + 7.010% 12.3402% 1/15/32 (b)(d)(e)	782	782
Midocean Credit Clo Xii Ltd. Series 2024-12A Class ER, CME Term SOFR 3 Month Index + 6.650% 11.9769% 4/18/36 (b)(d)(e)	424	424
Neuberger Berman Loan Advisers Series 2024-2A Class E, CME Term SOFR 3 Month Index + 7.500% 12.82% 4/20/38 (b)(d)(e)(j)	791	791
OCP CLO Ltd.:
Series 2021-21A Class E, CME Term SOFR 3 Month Index + 6.540% 11.8662% 7/20/34 (b)(d)(e)	425	413
Series 2024-11A Class ER2, CME Term SOFR 3 Month Index + 6.820% 12.1412% 4/26/36 (b)(d)(e)	560	556
Palmer Square CLO Ltd. Series 2023-4A Class E, CME Term SOFR 3 Month Index + 6.750% 12.0746% 10/20/33 (b)(d)(e)	402	404
Regatta XXVII Funding Ltd. Series 2024-1A Class E, CME Term SOFR 3 Month Index + 6.500% 11.7956% 4/26/37 (b)(d)(e)	555	560
Trestles Clo 2017-1 Ltd. Series 2021-1A Class DR, CME Term SOFR 3 Month Index + 6.510% 11.8352% 4/25/32 (b)(d)(e)	1,685	1,681
TOTAL ASSET-BACKED SECURITIES (Cost $7,188)		7,180

Commercial Mortgage Securities - 0.4%
	Principal Amount (a) (000s)	Value ($) (000s)
BX Commercial Mortgage Trust floater Series 2021-SOAR Class G, CME Term SOFR 1 Month Index + 2.910% 8.2355% 6/15/38 (b)(d)(e)	1,891	1,883
ELP Commercial Mortgage Trust floater Series 2021-ELP Class F, CME Term SOFR 1 Month Index + 2.780% 8.1025% 11/15/38 (b)(d)(e)	2,680	2,640
Extended Stay America Trust floater Series 2021-ESH Class F, CME Term SOFR 1 Month Index + 3.810% 9.1355% 7/15/38 (b)(d)(e)	1,073	1,072
Hilton U.S.A. Trust Series 2016-HHV Class F, 4.3333% 11/5/38 (b)(d)	1,700	1,558
Merit floater Series 2021-STOR Class F, CME Term SOFR 1 Month Index + 2.310% 7.6355% 7/15/38 (b)(d)(e)	3,994	3,952
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $10,782)		11,105

Common Stocks - 1.9%
	Shares	Value ($) (000s)
Automotive & Auto Parts - 0.1%
Aptiv PLC (k)	31,300	2,222
Capital Goods - 0.1%
Regal Rexnord Corp.	14,900	2,404
Energy - 0.8%
California Resources Corp. warrants 10/27/24 (k)	4,683	81
Forbes Energy Services Ltd. (i)(k)	47,062	0
Mesquite Energy, Inc. (i)(k)	213,506	17,478
New Fortress Energy, Inc. (c)	114,900	3,010
TOTAL ENERGY		20,569
Food & Drug Retail - 0.0%
Southeastern Grocers, Inc. rights (i)(k)	1,235,303	1,359
Healthcare - 0.1%
Bausch + Lomb Corp. (c)(k)	34,400	500
Bausch Health Cos., Inc. (United States) (k)	138,200	1,211
Centene Corp. (k)	35,200	2,572
TOTAL HEALTHCARE		4,283
Leisure - 0.1%
Topgolf Callaway Brands Corp. (k)	174,500	2,795
Technology - 0.3%
Coherent Corp. (k)	60,700	3,316
MKS Instruments, Inc.	10,700	1,273
ON Semiconductor Corp. (k)	33,500	2,350
TOTAL TECHNOLOGY		6,939
Telecommunications - 0.4%
CUI Acquisition Corp. Class E (i)(k)	1	0
GTT Communications, Inc. (i)(k)	113,281	4,225
Helios Towers PLC (k)	4,721,184	5,829
TOTAL TELECOMMUNICATIONS		10,054
TOTAL COMMON STOCKS (Cost $37,459)		50,625

Bank Loan Obligations - 4.5%
	Principal Amount (a) (000s)	Value ($) (000s)
Broadcasting - 0.2%
Diamond Sports Group LLC:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 15.4287% 8/24/26 (d)(e)(l)	2,219	2,114
2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.6625% (d)(e)(f)(l)	11,482	267
term loan 10% 8/2/27 (l)	2,280	3,617
TOTAL BROADCASTING		5,998
Building Materials - 0.2%
Acproducts Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.8135% 5/17/28 (d)(e)(l)	6,327	5,478
Chemicals - 0.4%
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.6813% 10/4/29 (d)(e)(l)	5,708	5,697
Hexion Holdings Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.9757% 3/15/29 (d)(e)(l)	5,821	5,713
TOTAL CHEMICALS		11,410
Consumer Products - 0.1%
TKC Holdings, Inc. 1LN, term loan:
CME Term SOFR 1 Month Index + 5.500% 10.9302% 5/14/28 (d)(e)(l)	325	322
13.5% 2/14/27 (d)(l)	1,321	1,037
TOTAL CONSUMER PRODUCTS		1,359
Energy - 0.3%
EG America LLC Tranche BC 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 11.2383% 2/7/28 (d)(e)(l)	5,981	5,880
Enstall Group BV Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.571% 8/27/28 (d)(e)(l)	2,095	2,022
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (e)(f)(i)(l)	3,958	0
term loan 0% (d)(f)(i)(l)	1,690	0
TOTAL ENERGY		7,902
Healthcare - 0.1%
Cano Health, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4626% (d)(e)(f)(l)	6,065	1,524
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 11.000% 16.3215% 10/7/24 (d)(e)(i)(l)	964	984
Tranche DD, term loan CME Term SOFR 1 Month Index + 11.000% 16.3215% 10/7/24 (d)(e)(i)(l)	629	642
TOTAL HEALTHCARE		3,150
Leisure - 1.0%
City Football Group Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4389% 7/21/28 (d)(e)(l)	13,640	13,589
ClubCorp Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.5635% 9/18/26 (d)(e)(l)	9,153	9,160
United PF Holdings LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.5743% 12/30/26 (d)(e)(l)	4,893	4,252
TOTAL LEISURE		27,001
Metals/Mining - 0.0%
American Rock Salt Co. LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4302% 6/4/28 (d)(e)(l)	977	865
Services - 1.4%
Artera Services LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8094% 2/10/31 (d)(e)(l)	1,370	1,381
Ascend Learning LLC:
2LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.1657% 12/10/29 (d)(e)(l)	1,580	1,547
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9157% 12/10/28 (d)(e)(l)	5,532	5,508
Brand Industrial Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.819% 8/1/30 (d)(e)(l)	2,917	2,925
Brock Holdings Iii LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 6.000% 5/1/30 (e)(l)(m)	165	165
CoreLogic, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9302% 6/2/28 (d)(e)(l)	6,146	5,916
Finastra U.S.A., Inc. term loan CME Term SOFR 1 Month Index + 7.250% 12.4592% 9/13/29 (d)(e)(i)(l)	4,749	4,749
Galaxy U.S. Opco, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0795% 4/29/29 (d)(e)(l)	4,933	4,415
Spin Holdco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5854% 3/4/28 (d)(e)(l)	10,356	9,108
The GEO Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.5689% 4/4/29 (d)(e)(l)	650	658
TOTAL SERVICES		36,372
Super Retail - 0.6%
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1802% 3/5/28 (d)(e)(l)	1,710	1,709
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1773% 12/18/27 (d)(e)(l)	12,527	12,532
TOTAL SUPER RETAIL		14,241
Technology - 0.2%
Athenahealth Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.5657% 2/15/29 (d)(e)(l)	3,869	3,860
DH Corp./Societe term loan CME Term SOFR 3 Month Index + 7.250% 12.4592% 9/13/29 (d)(e)(i)(l)	111	111
Rackspace Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.686% 5/15/28 (d)(e)(l)	1,476	1,471
TOTAL TECHNOLOGY		5,442
TOTAL BANK LOAN OBLIGATIONS (Cost $131,322)		119,218

Preferred Securities - 2.8%
	Principal Amount (a) (000s)	Value ($) (000s)
Air Transportation - 0.3%
AerCap Holdings NV 5.875% 10/10/79 (d)	7,130	7,065
Banks & Thrifts - 1.0%
Ally Financial, Inc.:
4.7% (d)(n)	4,475	3,843
4.7% (d)(n)	4,365	3,421
Bank of America Corp. 5.875% (d)(n)	5,385	5,205
Goldman Sachs Group, Inc. 7.5% (d)(n)	2,125	2,152
JPMorgan Chase & Co.:
4.6% (d)(n)	3,885	3,866
6.1% (d)(n)	5,400	5,439
Wells Fargo & Co. 5.9% (d)(n)	2,970	3,024
TOTAL BANKS & THRIFTS		26,950
Diversified Financial Services - 0.3%
Aircastle Ltd. 5.25% (b)(d)(n)	5,175	4,924
Charles Schwab Corp. 4% (d)(n)	3,465	2,843
TOTAL DIVERSIFIED FINANCIAL SERVICES		7,767
Energy - 1.0%
Energy Transfer LP 3 month U.S. LIBOR + 4.020% 9.5966% (d)(e)(n)	16,390	16,724
EnLink Midstream Partners LP CME Term SOFR 3 Month Index + 4.370% 9.7009% (d)(e)(n)	3,586	3,580
Plains All American Pipeline LP CME Term SOFR 3 Month Index + 4.110% 9.6786% (d)(e)(n)	6,563	6,623
TOTAL ENERGY		26,927
Services - 0.2%
Air Lease Corp. 4.125% (d)(n)	5,559	4,835
TOTAL PREFERRED SECURITIES (Cost $66,560)		73,544

Other - 1.8%
	Shares	Value ($) (000s)
Other - 1.8%
Fidelity Private Credit Co. LLC (h)(o) (Cost $46,253)	4,650,410	47,299

Money Market Funds - 4.8%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.39% (p)	11,043,345	11,046
Fidelity Securities Lending Cash Central Fund 5.39% (p)(q)	117,099,989	117,112
TOTAL MONEY MARKET FUNDS (Cost $128,158)		128,158

TOTAL INVESTMENT IN SECURITIES - 103.3% (Cost $2,887,840)	2,728,893
NET OTHER ASSETS (LIABILITIES) - (3.3)%	(88,018)
NET ASSETS - 100.0%	2,640,875

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,878,852,000 or 71.1% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(f)	Non-income producing - Security is in default.
(g)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(h)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $52,325,000 or 2.0% of net assets.

(i)	Level 3 security
(j)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(k)	Non-income producing
(l)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(m)	The coupon rate will be determined upon settlement of the loan after period end.
(n)	Security is perpetual in nature with no stated maturity date.
(o)	Affiliated Fund
(p)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(q)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Fidelity Private Credit Co. LLC	6/06/22	46,253

Jonah Energy Parent LLC 12% 11/5/25	5/05/23	4,614

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	70,215	838,688	897,859	2,062	2	-	11,046	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	428	147,607	30,923	47	-	-	117,112	0.4%
Total	70,643	986,295	928,782	2,109	2	-	128,158

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Private Credit Co. LLC	46,120	-	-	5,732	-	1,179	47,299
	46,120	-	-	5,732	-	1,179	47,299

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	5,829	5,829	-	-
Consumer Discretionary	5,017	5,017	-	-
Consumer Staples	1,359	-	-	1,359
Energy	20,569	3,091	-	17,478
Health Care	4,283	4,283	-	-
Industrials	2,404	2,404	-	-
Information Technology	11,164	6,939	-	4,225

Corporate Bonds	2,278,930	-	2,273,904	5,026

U.S. Government and Government Agency Obligations	12,834	-	12,834	-

Asset-Backed Securities	7,180	-	7,180	-

Commercial Mortgage Securities	11,105	-	11,105	-

Bank Loan Obligations	119,218	-	112,732	6,486

Preferred Securities	73,544	-	73,544	-

Other	47,299	-	47,299	-

Money Market Funds	128,158	128,158	-	-
Total Investments in Securities:	2,728,893	155,721	2,538,598	34,574

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Consumer Staples
Beginning Balance	$30,339
Net Realized Gain (Loss) on Investment Securities	23,188
Net Unrealized Gain (Loss) on Investment Securities	(21,650)
Cost of Purchases	1,359
Proceeds of Sales	(31,877)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$1,359
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2024	$-
Corporate Bonds
Beginning Balance	$30,766
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(25,809)
Cost of Purchases	4,614
Proceeds of Sales	(4,579)
Amortization/Accretion	34
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$5,026
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2024	$378
Other Investments in Securities
Beginning Balance	$32,046
Net Realized Gain (Loss) on Investment Securities	6,581
Net Unrealized Gain (Loss) on Investment Securities	560
Cost of Purchases	6,241
Proceeds of Sales	(17,303)
Amortization/Accretion	64
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$28,189
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2024	$7,093

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		April 30, 2024

Assets
Investment in securities, at value (including securities loaned of $112,824) - See accompanying schedule:
Unaffiliated issuers (cost $2,713,429)	$2,553,436
Fidelity Central Funds (cost $128,158)	128,158
Other affiliated issuers (cost $46,253)	47,299

Total Investment in Securities (cost $2,887,840)		$2,728,893
Cash		376
Receivable for investments sold		9,522
Receivable for fund shares sold		1,059
Interest receivable		38,452
Distributions receivable from Fidelity Central Funds		120
Prepaid expenses		1
Total assets		2,778,423
Liabilities
Payable for investments purchased
Regular delivery	$9,304
Delayed delivery	5,066
Payable for fund shares redeemed	1,893
Distributions payable	2,579
Accrued management fee	1,459
Distribution and service plan fees payable	40
Other payables and accrued expenses	95
Collateral on securities loaned	117,112
Total liabilities		137,548
Commitments and contingent liabilities (see Commitments note)
Net Assets		$2,640,875
Net Assets consist of:
Paid in capital		$3,503,711
Total accumulated earnings (loss)		(862,836)
Net Assets		$2,640,875

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($118,358 ÷ 15,561 shares)(a)		$7.61
Maximum offering price per share (100/96.00 of $7.61)		$7.93
Class M :
Net Asset Value and redemption price per share ($30,592 ÷ 4,022 shares)(a)		$7.61
Maximum offering price per share (100/96.00 of $7.61)		$7.93
Class C :
Net Asset Value and offering price per share ($10,073 ÷ 1,324 shares)(a)		$7.61
Fidelity High Income Fund :
Net Asset Value, offering price and redemption price per share ($2,366,574 ÷ 311,131 shares)		$7.61
Class I :
Net Asset Value, offering price and redemption price per share ($58,026 ÷ 7,626 shares)		$7.61
Class Z :
Net Asset Value, offering price and redemption price per share ($57,252 ÷ 7,528 shares)		$7.61
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Amounts in thousands		Year ended April 30, 2024
Investment Income
Dividends:
Unaffiliated issuers		$3,976
Affiliated issuers		5,685
Interest		177,415
Income from Fidelity Central Funds (including $47 from security lending)		2,109
Total income		189,185
Expenses
Management fee	$15,288
Transfer agent fees	2,678
Distribution and service plan fees	475
Accounting fees	724
Custodian fees and expenses	20
Independent trustees' fees and expenses	14
Registration fees	114
Audit	104
Legal	45
Interest	2
Miscellaneous	10
Total expenses before reductions	19,474
Expense reductions	(381)
Total expenses after reductions		19,093
Net Investment income (loss)		170,092
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(136,148)
Fidelity Central Funds	2
Foreign currency transactions	(1)
Capital gain distributions from underlying funds:
Affiliated issuers	47
Total net realized gain (loss)		(136,100)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	178,992
Affiliated issuers	1,179
Total change in net unrealized appreciation (depreciation)		180,171
Net gain (loss)		44,071
Net increase (decrease) in net assets resulting from operations		$214,163
Statement of Changes in Net Assets

Amount in thousands	Year ended April 30, 2024	Year ended April 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$170,092	$167,641
Net realized gain (loss)	(136,100)	(210,957)
Change in net unrealized appreciation (depreciation)	180,171	(9,172)
Net increase (decrease) in net assets resulting from operations	214,163	(52,488)
Distributions to shareholders	(154,653)	(158,804)

Share transactions - net increase (decrease)	(315,100)	(471,047)
Total increase (decrease) in net assets	(255,590)	(682,339)

Net Assets
Beginning of period	2,896,465	3,578,804
End of period	$2,640,875	$2,896,465

Financial Highlights
Fidelity Advisor® High Income Fund Class A

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$7.43	$7.91	$8.71	$7.93	$8.83
Income from Investment Operations
Net investment income (loss) A,B	.449	.387	.345	.368	.438
Net realized and unrealized gain (loss)	.139	(.501)	(.760)	.772	(.908)
Total from investment operations	.588	(.114)	(.415)	1.140	(.470)
Distributions from net investment income	(.408)	(.366)	(.385)	(.360)	(.430)
Total distributions	(.408)	(.366)	(.385)	(.360)	(.430)
Net asset value, end of period	$7.61	$7.43	$7.91	$8.71	$7.93
Total Return C,D	8.15%	(1.33)%	(5.02)%	14.56%	(5.63)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.99%	1.02%	.99%	.98%	.98%
Expenses net of fee waivers, if any	.98%	1.02%	.99%	.98%	.98%
Expenses net of all reductions	.98%	1.02%	.99%	.98%	.98%
Net investment income (loss)	6.03%	5.19%	4.02%	4.32%	5.04%
Supplemental Data
Net assets, end of period (in millions)	$118	$119	$132	$148	$144
Portfolio turnover rate G	43%	35%	54%	62%	44% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® High Income Fund Class M

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$7.43	$7.91	$8.71	$7.93	$8.83
Income from Investment Operations
Net investment income (loss) A,B	.449	.386	.345	.367	.438
Net realized and unrealized gain (loss)	.139	(.500)	(.761)	.772	(.909)
Total from investment operations	.588	(.114)	(.416)	1.139	(.471)
Distributions from net investment income	(.408)	(.366)	(.384)	(.359)	(.429)
Total distributions	(.408)	(.366)	(.384)	(.359)	(.429)
Net asset value, end of period	$7.61	$7.43	$7.91	$8.71	$7.93
Total Return C,D	8.15%	(1.34)%	(5.03)%	14.55%	(5.64)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.00%	1.03%	1.00%	.99%	.99%
Expenses net of fee waivers, if any	.98%	1.02%	1.00%	.99%	.99%
Expenses net of all reductions	.98%	1.02%	1.00%	.99%	.99%
Net investment income (loss)	6.03%	5.18%	4.01%	4.31%	5.02%
Supplemental Data
Net assets, end of period (in millions)	$31	$29	$30	$36	$40
Portfolio turnover rate G	43%	35%	54%	62%	44% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® High Income Fund Class C

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$7.43	$7.91	$8.71	$7.93	$8.83
Income from Investment Operations
Net investment income (loss) A,B	.392	.330	.281	.302	.372
Net realized and unrealized gain (loss)	.138	(.501)	(.763)	.772	(.909)
Total from investment operations	.530	(.171)	(.482)	1.074	(.537)
Distributions from net investment income	(.350)	(.309)	(.318)	(.294)	(.363)
Total distributions	(.350)	(.309)	(.318)	(.294)	(.363)
Net asset value, end of period	$7.61	$7.43	$7.91	$8.71	$7.93
Total Return C,D	7.32%	(2.09)%	(5.75)%	13.68%	(6.35)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.76%	1.79%	1.76%	1.75%	1.75%
Expenses net of fee waivers, if any	1.75%	1.79%	1.76%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.79%	1.76%	1.75%	1.75%
Net investment income (loss)	5.26%	4.42%	3.25%	3.55%	4.27%
Supplemental Data
Net assets, end of period (in millions)	$10	$12	$17	$30	$36
Portfolio turnover rate G	43%	35%	54%	62%	44% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® High Income Fund

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$7.43	$7.91	$8.71	$7.93	$8.83
Income from Investment Operations
Net investment income (loss) A,B	.471	.408	.371	.392	.464
Net realized and unrealized gain (loss)	.138	(.500)	(.761)	.772	(.909)
Total from investment operations	.609	(.092)	(.390)	1.164	(.445)
Distributions from net investment income	(.429)	(.388)	(.410)	(.384)	(.455)
Total distributions	(.429)	(.388)	(.410)	(.384)	(.455)
Net asset value, end of period	$7.61	$7.43	$7.91	$8.71	$7.93
Total Return C	8.46%	(1.04)%	(4.75)%	14.89%	(5.35)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.70%	.73%	.70%	.69%	.69%
Expenses net of fee waivers, if any	.69%	.73%	.70%	.69%	.69%
Expenses net of all reductions	.69%	.73%	.70%	.69%	.69%
Net investment income (loss)	6.32%	5.48%	4.31%	4.61%	5.33%
Supplemental Data
Net assets, end of period (in millions)	$2,367	$2,567	$3,181	$4,139	$3,871
Portfolio turnover rate F	43%	35%	54%	62%	44% G

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® High Income Fund Class I

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$7.43	$7.91	$8.71	$7.93	$8.83
Income from Investment Operations
Net investment income (loss) A,B	.465	.401	.390	.390	.458
Net realized and unrealized gain (loss)	.137	(.499)	(.774)	.771	(.907)
Total from investment operations	.602	(.098)	(.384)	1.161	(.449)
Distributions from net investment income	(.422)	(.382)	(.416)	(.381)	(.451)
Total distributions	(.422)	(.382)	(.416)	(.381)	(.451)
Net asset value, end of period	$7.61	$7.43	$7.91	$8.71	$7.93
Total Return C	8.35%	(1.12)%	(4.68)%	14.85%	(5.40)%
Ratios to Average Net Assets A,D,E
Expenses before reductions	.81%	.85%	.72%	.73%	.74%
Expenses net of fee waivers, if any	.79%	.80%	.71%	.73%	.74%
Expenses net of all reductions	.79%	.80%	.71%	.73%	.74%
Net investment income (loss)	6.22%	5.41%	4.29%	4.57%	5.28%
Supplemental Data
Net assets, end of period (in millions)	$58	$111	$85	$4,010	$558
Portfolio turnover rate F	43%	35%	54%	62%	44% G

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® High Income Fund Class Z

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$7.43	$7.91	$8.71	$7.93	$8.83
Income from Investment Operations
Net investment income (loss) A,B	.476	.415	.378	.399	.464
Net realized and unrealized gain (loss)	.138	(.502)	(.763)	.770	(.904)
Total from investment operations	.614	(.087)	(.385)	1.169	(.440)
Distributions from net investment income	(.434)	(.393)	(.415)	(.389)	(.460)
Total distributions	(.434)	(.393)	(.415)	(.389)	(.460)
Net asset value, end of period	$7.61	$7.43	$7.91	$8.71	$7.93
Total Return C	8.53%	(.98)%	(4.68)%	14.96%	(5.30)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.65%	.66%	.64%	.63%	.63%
Expenses net of fee waivers, if any	.64%	.66%	.63%	.63%	.63%
Expenses net of all reductions	.64%	.66%	.63%	.62%	.63%
Net investment income (loss)	6.37%	5.54%	4.37%	4.67%	5.39%
Supplemental Data
Net assets, end of period (in millions)	$57	$58	$133	$250	$61
Portfolio turnover rate F	43%	35%	54%	62%	44% G

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended April 30, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity High Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Company LLC.
The Fund invests in Fidelity Private Credit Company LLC, which is a limited liability company. On June 1, 2023, Fidelity Private Credit Company elected to be regulated as a business development company (BDC). Fidelity Private Credit Company LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund has no redemption rights under Fidelity Private Credit Company LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Company LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Company LLC and thus a decline in the value of the Fund. Fidelity Private Credit Company LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Schedule of Investments lists Fidelity Private Credit Company LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Company LLC. Fidelity Private Credit Company LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Company LLC. The annualized expense ratio for Fidelity Private Credit Company LLC for the three month period ended March 31, 2024 was 11.51%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities and commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Company LLC is valued at its net asset value (NAV) each month end and is categorized as Level 2 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$23,062	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	6.5	Increase
		Discounted cash flow	Discount rate	11.1%	Decrease
		Recovery value	Recovery value	$0.00 - $1.10 / $1.10	Increase
Corporate Bonds	$5,026	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	5.3	Increase
			Daily production multiple ($/Million cubic feet per day)	$3,550.00	Increase
		Discounted cash flow	Yield	18.8%	Decrease
		Recovery value	Recovery value	$0.00	Increase
Bank Loan Obligations	$6,486	Discounted cash flow	Yield	12.2%	Decrease
		Recovery value	Recovery value	$0.00	Increase
		Indicative market price	Evaluated bid	$102.00	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the underlying funds, foreign currency transactions, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$71,179
Gross unrealized depreciation	(208,412)
Net unrealized appreciation (depreciation)	$(137,233)
Tax Cost	$2,866,126

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,721
Capital loss carryforward	$(731,324)
Net unrealized appreciation (depreciation) on securities and other investments	$(137,233)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(131,937)
Long-term	(599,387)
Total capital loss carryforward	$(731,324)

The tax character of distributions paid was as follows:

	April 30, 2024	April 30, 2023
Ordinary Income	$154,653	$ 158,804

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount ($)
Fidelity High Income Fund	Fidelity Private Credit Company LLC	12,276

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity High Income Fund	1,126,326	1,391,732

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.71
Class M	.72
Class C	.74
Fidelity High Income Fund	.67
Class I	.76
Class Z	.61

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.71
Class M	.71
Class C	.71
Fidelity High Income Fund	.67
Class I	.71
Class Z	.61

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .55%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	293	2
Class M	- %	.25%	73	-A
Class C	.75%	.25%	109	8
			475	10
A Amount is less than five-hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained by FDC ($)
Class A	9
Class M	3
Class CB	-A
12

A Amount is less than five-hundred dollars.
B When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.1544
Class M	.1566
Class C	.1856
Fidelity High Income Fund	.1146
Class I	.2000

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	152.16
Class M	38.16
Class C	17.19
Fidelity High Income Fund	2,317.11
Class I	130.23
Class Z	24.05
	2,678

During the period, the investment adviser or its affiliates waived a portion of these fees.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity High Income Fund	.0321%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity High Income Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity High Income Fund	-A

A Amount is less than five-hundred dollars.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity High Income Fund	Borrower	11,434	5.57%	2

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity High Income Fund	-	43	12
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity High Income Fund	5
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity High Income Fund	5	-	-
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee with respect to the portion of the Fund's assets invested in Fidelity Private Credit Company LLC until August 31, 2025. During the period, this waiver reduced the Fund's management fee by $243.

FIIOC voluntarily agreed to waive Class I transfer agent fees to the extent that they exceeded certain levels of class-level average net assets as noted in the table below. This waiver was discontinued effective July 1, 2023.

	Transfer Agent Fees Limitation	Waiver ($)
Class I	.19%	6

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $14. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction ($)
Class M	-A

A Amount is less than five-hundred dollars.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $118.

10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2024	Year ended April 30, 2023
Fidelity High Income Fund
Distributions to shareholders
Class A	$6,406	$5,949
Class M	1,588	1,395
Class C	511	576
Fidelity High Income Fund	138,880	143,007
Class I	3,849	4,409
Class Z	3,419	3,468
Total	$154,653	$158,804

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2024	Year ended April 30, 2023	Year ended April 30, 2024	Year ended April 30, 2023
Fidelity High Income Fund
Class A
Shares sold	1,472	1,601	$11,040	$12,031
Reinvestment of distributions	781	734	5,837	5,448
Shares redeemed	(2,774)	(2,939)	(20,682)	(21,937)
Net increase (decrease)	(521)	(604)	$(3,805)	$(4,458)
Class M
Shares sold	483	482	$3,664	$3,625
Reinvestment of distributions	187	165	1,397	1,223
Shares redeemed	(546)	(573)	(4,097)	(4,281)
Net increase (decrease)	124	74	$964	$567
Class C
Shares sold	216	199	$1,615	$1,483
Reinvestment of distributions	65	73	488	544
Shares redeemed	(613)	(769)	(4,572)	(5,721)
Net increase (decrease)	(332)	(497)	$(2,469)	$(3,694)
Fidelity High Income Fund
Shares sold	32,505	36,311	$243,092	$272,258
Reinvestment of distributions	14,572	15,389	108,893	114,248
Shares redeemed	(81,405)	(108,580)	(606,074)	(811,949)
Net increase (decrease)	(34,328)	(56,880)	$(254,089)	$(425,443)
Class I
Shares sold	4,511	18,269	$33,389	$137,197
Reinvestment of distributions	483	555	3,617	4,118
Shares redeemed	(12,288)	(14,626)	(90,920)	(109,771)
Net increase (decrease)	(7,294)	4,198	$(53,914)	$31,544
Class Z
Shares sold	4,381	3,793	$33,183	$27,871
Reinvestment of distributions	420	416	3,141	3,101
Shares redeemed	(5,083)	(13,283)	(38,111)	(100,535)
Net increase (decrease)	(282)	(9,074)	$(1,787)	$(69,563)

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Litigation.
The Fund and other entities managed by FMR or its affiliates are involved with proceedings arising out of disputes in the United States Bankruptcy Court for the Southern District of Texas ("Bankruptcy Court"), relating to the In re Sanchez Energy Corporation chapter 11 bankruptcy case (Case No. 19-34508). A Bankruptcy Court-appointed representative of unsecured creditors asserted that eight million shares of Mesquite Energy, Inc. (formerly known as Sanchez Energy Corporation) (the "Company"), held in escrow pursuant to the terms of the Company's confirmed chapter 11 plan, should be awarded to the unsecured creditors instead of the Company's current equity holders, including the Fund, which were providers of debtor-in-possession financing to the Company during its chapter 11 case and holders of secured notes issued by the Company in 2018. The unsecured creditors also asserted that certain additional equity issued by the Company in 2020 in connection with two post-bankruptcy financings, also held by the Fund, is invalid. During August 2023, the Bankruptcy Court issued an opinion awarding a portion of the eight million shares to the unsecured creditors, diluting the value of the Fund's holdings in Mesquite. The Fund will appeal this decision. At this time, Management cannot determine any additional loss or dilution that may be realized. The Fund is also incurring legal costs in defending the disputes and has recovered a portion of these legal costs through an insurance claim.
14. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
15. Proposed Reorganization.
The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Global High Income Fund. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of Fidelity Global High Income Fund in exchange for corresponding shares of the Fund equal in value to the net assets of Fidelity Global High Income Fund on the day the reorganization is effective. The reorganization provides shareholders of Fidelity Global High Income Fund access to a larger portfolio with a similar investment objective.

The reorganization does not require Fidelity Global High Income shareholder approval and is expected to become effective in September 2024. The reorganization is expected to qualify as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the funds or their shareholders.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity High Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2024, the related statement of operations for the year ended April 30, 2024, the statement of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2024 and the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 14, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Chief of Engineers and Commanding General, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present), on the Advisory Board of Hilco Redevelopment Partners (a real estate investment and redevelopment company, 2021-present), and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee, Compensation Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board of Roosevelt University (2019-2024) and member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Audit Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions) and as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-2023). Mr. Thomas currently serves as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present) and as a member and Vice Chair of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Association for the Performing Arts (2011-2023), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Senior Vice President, Vice President, Assistant Treasurer, or Director of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2023 to April 30, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period- C November 1, 2023 to April 30, 2024
Fidelity® High Income Fund
Class A **	1.03%
Actual		$ 1,000	$ 1,096.30	$ 5.37
Hypothetical-B		$ 1,000	$ 1,019.74	$ 5.17
Class M **	1.04%
Actual		$ 1,000	$ 1,096.30	$ 5.42
Hypothetical-B		$ 1,000	$ 1,019.69	$ 5.22
Class C	1.80%
Actual		$ 1,000	$ 1,090.60	$ 9.36
Hypothetical-B		$ 1,000	$ 1,015.91	$ 9.02
Fidelity® High Income Fund **	.74%
Actual		$ 1,000	$ 1,097.80	$ 3.86
Hypothetical-B		$ 1,000	$ 1,021.18	$ 3.72
Class I **	.82%
Actual		$ 1,000	$ 1,095.90	$ 4.27
Hypothetical-B		$ 1,000	$ 1,020.79	$ 4.12
Class Z **	.70%
Actual		$ 1,000	$ 1,098.20	$ 3.65
Hypothetical-B		$ 1,000	$ 1,021.38	$ 3.52

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the entire current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
Fidelity® High Income Fund
Class A	.96%
Actual		$ 5.00
Hypothetical- B		$ 4.82
Class M	.96%
Actual		$ 5.00
Hypothetical- B		$ 4.82
Fidelity® High Income Fund	.67%
Actual		$ 3.50
Hypothetical- B		$ 3.37
Class I	.71%
Actual		$ 3.70
Hypothetical- B		$ 3.57
Class Z	.60%
Actual		$ 3.13
Hypothetical- B		$ 3.02

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses
Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.13% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $118,491,890 of distributions paid in the calendar year 2023 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $154,652,582 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Fidelity High Income Fund
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund and each class into a single class-level fee based on tiered schedules and subject to a maximum class-level rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each class of the fund would be no higher than the sum of (i) the lowest contractual management fee rate under the fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to the fund for the same services. The Board noted that certain expenses such as third-party expenses, Rule 12b-1 fees, and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee. The Board considered that, under the Management Contract, a different management fee rate will be applicable to each class of the fund. The Board noted that Fidelity has represented that the difference in expenses between classes is based on differences in class-specific expenses and not due to any difference in advisory or third-party custodial fees or other expenses related to the management of the fund's assets.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.703464.126
SPH-ANN-0624
Fidelity® Capital & Income Fund

Annual Report
April 30, 2024

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2024	Past 1 year	Past 5 years	Past 10 years
Fidelity® Capital & Income Fund	10.91%	6.18%	6.04%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Capital & Income Fund on April 30, 2014.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
High-yield bonds gained 8.89% for the 12 months ending April 30, 2024, according to the ICE BofA® US High Yield Constrained Index, driven by resilient corporate profits and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, the index advanced fairly steadily for most the period, highlighted by an especially strong final two months of 2023, when the index rose 8.72%. Following the Federal Reserve's November 1 meeting, when the central bank hinted it might be done raising rates, the high-yield index reversed a two-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. High yield continued to advance in 2024 but lost some of its momentum, gaining 1.51% through March, as the central bank held steady its benchmark federal funds rate and affirmed its projection to cut in 2024. The index slipped in April (-1%), when inflation remained stickier than expected. For the full 12 months, all 18 industries within the index advanced, with retail (+14%) leading, followed by financial services (+12%) and banking (+11%), which benefited from high interest rates. Energy, the largest segment in the high-yield index this period, gained 10%. Conversely, the telecommunications (+4%) group lagged most, followed by utility, capital goods and transportation (+6% each).
Comments from Co-Managers Mark Notkin and Brian Chang:
For the fiscal year, the fund gained 10.91%, versus 8.89% for the benchmark ICE BofA US High Yield Constrained Index. The fund's core investment in high-yield bonds increased 8.86% and modestly detracted from performance versus the benchmark. By industry, security selection was the primary relative contributor, led by technology & electronics, capital goods, and energy. Our choices and an underweight in media also helped. The top individual relative contributor was a non-benchmark stake in Nvidia (+185%). This period we increased our stake in Nvidia. The second-largest relative contributor was a non-benchmark stake in Meta Platforms (+78%). An overweight in Vistra Operations (+31%) also helped. Vistra Operations was among the largest holdings at period end. In contrast, the biggest detractors from performance versus the benchmark were our choices in leisure, health care and automotive. The fund's position in cash also hurt. A fund's non-benchmark stake in Mesquite Energy returned roughly -47% and was the biggest individual relative detractor. A second notable relative detractor was an underweight in Carvana (+82%). An overweight in Boyd Gaming (-15%) also hurt. Notable changes in positioning include increased exposure to the technology & electronics industry and a lower allocation to media.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2024 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
TransDigm, Inc.	2.3
Energy Transfer LP	1.9
Bank of America Corp.	1.8
Ally Financial, Inc.	1.4
JPMorgan Chase & Co.	1.4
Tenet Healthcare Corp.	1.2
Carnival Corp.	1.1
Clydesdale Acquisition Holdings, Inc.	1.0
Uber Technologies, Inc.	1.0
LBM Acquisition LLC	0.9
14.0

Market Sectors (% of Fund's net assets)

Technology	15.6
Energy	10.7
Banks & Thrifts	9.7
Services	5.9
Healthcare	4.6

Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Schedule of Investments April 30, 2024
Showing Percentage of Net Assets
Corporate Bonds - 55.9%
	Principal Amount (a) (000s)	Value ($) (000s)
Convertible Bonds - 1.1%
Broadcasting - 0.5%
DISH Network Corp.:
0% 12/15/25	37,425	27,227
3.375% 8/15/26	53,665	32,736
		59,963
Diversified Financial Services - 0.1%
Coinbase Global, Inc. 0.25% 4/1/30 (b)	8,566	7,736
New Cotai LLC 5% 2/24/27 (c)	4,239	9,445
		17,181
Technology - 0.5%
Wolfspeed, Inc. 1.875% 12/1/29	106,282	61,059
TOTAL CONVERTIBLE BONDS		138,203
Nonconvertible Bonds - 54.8%
Aerospace - 3.1%
ATI, Inc.:
4.875% 10/1/29	6,080	5,661
5.125% 10/1/31	5,395	4,915
Bombardier, Inc.:
6% 2/15/28 (b)	6,075	5,924
7.125% 6/15/26 (b)	9,394	9,494
7.25% 7/1/31 (b)	6,080	6,095
7.875% 4/15/27 (b)	18,970	18,852
8.75% 11/15/30 (b)	9,040	9,618
Kaiser Aluminum Corp. 4.625% 3/1/28 (b)	11,215	10,442
Moog, Inc. 4.25% 12/15/27 (b)	3,455	3,225
Rolls-Royce PLC 5.75% 10/15/27 (b)	10,870	10,751
TransDigm, Inc.:
4.625% 1/15/29	38,080	34,881
4.875% 5/1/29	25,000	22,995
5.5% 11/15/27	124,228	120,656
6.375% 3/1/29 (b)	15,065	14,950
6.625% 3/1/32 (b)	6,065	6,055
6.75% 8/15/28 (b)	27,225	27,395
6.875% 12/15/30 (b)	47,905	48,231
7.125% 12/1/31 (b)	12,085	12,316
Triumph Group, Inc. 9% 3/15/28 (b)	8,013	8,297
VistaJet Malta Finance PLC / XO Management Holding, Inc. 9.5% 6/1/28 (b)	8,905	7,974
		388,727
Air Transportation - 1.4%
Air Canada 3.875% 8/15/26 (b)	9,105	8,637
Allegiant Travel Co. 7.25% 8/15/27 (b)	8,870	8,573
American Airlines, Inc.:
7.25% 2/15/28 (b)	19,595	19,706
8.5% 5/15/29 (b)	20,045	20,880
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.75% 4/20/29 (b)	29,825	28,803
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. 5.75% 1/20/26 (b)	22,205	20,826
Rand Parent LLC 8.5% 2/15/30 (b)	14,880	14,715
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd.:
8% 9/20/25 (b)	2,960	2,312
8% 9/20/25 (b)	7,779	6,076
United Airlines, Inc.:
4.375% 4/15/26 (b)	30,025	28,881
4.625% 4/15/29 (b)	18,025	16,612
		176,021
Automotive & Auto Parts - 1.2%
Adient Global Holdings Ltd. 7% 4/15/28 (b)	5,935	5,996
Allison Transmission, Inc. 5.875% 6/1/29 (b)	7,960	7,757
Arko Corp. 5.125% 11/15/29 (b)	9,105	7,337
Aston Martin Capital Holdings Ltd. 10% 3/31/29 (b)	9,125	8,885
Clarios Global LP / Clarios U.S. Finance Co. 6.75% 5/15/28 (b)	11,885	11,909
Dana, Inc.:
4.25% 9/1/30	8,870	7,685
4.5% 2/15/32	9,135	7,750
LCM Investments Holdings 8.25% 8/1/31 (b)	7,185	7,464
Macquarie AirFinance Holdings:
6.4% 3/26/29 (b)	4,205	4,193
6.5% 3/26/31 (b)	6,430	6,435
8.125% 3/30/29 (b)	8,990	9,401
McLaren Finance PLC 7.5% 8/1/26 (b)	8,290	7,200
Nesco Holdings II, Inc. 5.5% 4/15/29 (b)	14,525	13,520
Rivian Holdco & Rivian LLC & Rivian Automotive LLC CME Term SOFR 6 Month Index + 6.020% 11.3101% 10/15/26 (b)(d)(e)	13,055	12,859
Tenneco, Inc. 8% 11/17/28 (b)	17,960	16,781
Wand NewCo 3, Inc. 7.625% 1/30/32 (b)	12,115	12,316
		147,488
Banks & Thrifts - 1.5%
Ally Financial, Inc.:
8% 11/1/31	20,638	22,240
8% 11/1/31	144,500	156,446
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (b)	8,740	7,950
		186,636
Broadcasting - 0.9%
DISH Network Corp. 11.75% 11/15/27 (b)	41,575	41,909
Scripps Escrow II, Inc. 3.875% 1/15/29 (b)	2,820	2,083
Sirius XM Radio, Inc.:
3.875% 9/1/31 (b)	12,130	9,755
4% 7/15/28 (b)	10,140	9,039
5% 8/1/27 (b)	8,280	7,820
Univision Communications, Inc.:
4.5% 5/1/29 (b)	12,060	10,491
7.375% 6/30/30 (b)	39,140	37,480
		118,577
Building Materials - 0.7%
Advanced Drain Systems, Inc.:
5% 9/30/27 (b)	2,325	2,251
6.375% 6/15/30 (b)	6,050	6,015
Brundage-Bone Concrete Pumping Holdings, Inc. 6% 2/1/26 (b)	6,555	6,452
James Hardie International Finance Ltd. 5% 1/15/28 (b)	4,136	3,976
MITER Brands Acquisition Holdco, Inc. / MIWD Borrower LLC 6.75% 4/1/32 (b)	9,120	9,057
MIWD Holdco II LLC / MIWD Finance Corp. 5.5% 2/1/30 (b)	4,125	3,736
Smyrna Ready Mix Concrete LLC 8.875% 11/15/31 (b)	24,115	25,397
SRS Distribution, Inc.:
4.625% 7/1/28 (b)	11,605	11,562
6.125% 7/1/29 (b)	4,870	4,942
Summit Materials LLC/Summit Materials Finance Corp.:
5.25% 1/15/29 (b)	10,525	10,113
7.25% 1/15/31 (b)	9,155	9,384
		92,885
Cable/Satellite TV - 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375% 6/1/29 (b)	6,650	5,857
DISH DBS Corp. 5.75% 12/1/28 (b)	15,220	10,278
VZ Secured Financing BV 5% 1/15/32 (b)	24,310	20,477
Ziggo BV 4.875% 1/15/30 (b)	7,990	6,992
		43,604
Capital Goods - 0.2%
ATS Corp. 4.125% 12/15/28 (b)	7,895	7,098
Chart Industries, Inc. 7.5% 1/1/30 (b)	15,680	16,038
		23,136
Chemicals - 1.5%
Compass Minerals International, Inc. 6.75% 12/1/27 (b)	24,600	23,070
Consolidated Energy Finance SA 12% 2/15/31 (b)	9,700	10,040
Ingevity Corp. 3.875% 11/1/28 (b)	11,105	9,881
LSB Industries, Inc. 6.25% 10/15/28 (b)	21,105	20,007
NOVA Chemicals Corp. 8.5% 11/15/28 (b)	8,160	8,577
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28 (b)	15,305	13,791
7.125% 10/1/27 (b)	7,080	7,170
9.75% 11/15/28 (b)	30,040	31,876
SCIH Salt Holdings, Inc. 4.875% 5/1/28 (b)	7,820	7,271
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (b)	14,015	13,451
Tronox, Inc. 4.625% 3/15/29 (b)	13,295	11,860
W.R. Grace Holding LLC:
5.625% 8/15/29 (b)	28,310	25,352
7.375% 3/1/31 (b)	5,940	6,021
		188,367
Consumer Products - 1.0%
Angi Group LLC 3.875% 8/15/28 (b)	5,530	4,670
Foundation Building Materials, Inc. 6% 3/1/29 (b)	5,845	5,151
Gannett Holdings LLC 6% 11/1/26 (b)	8,785	8,118
HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 4.75% 1/15/29 (b)	8,760	8,166
PetSmart, Inc. / PetSmart Finance Corp.:
4.75% 2/15/28 (b)	16,195	14,946
7.75% 2/15/29 (b)	17,680	16,805
Spectrum Brands Holdings, Inc. 3.875% 3/15/31 (b)	8,380	7,842
Tempur Sealy International, Inc.:
3.875% 10/15/31 (b)	15,965	13,144
4% 4/15/29 (b)	15,925	14,158
The Scotts Miracle-Gro Co. 4% 4/1/31	11,945	10,062
TKC Holdings, Inc. 6.875% 5/15/28 (b)	20,025	18,903
Windsor Holdings III, LLC 8.5% 6/15/30 (b)	5,960	6,207
		128,172
Containers - 0.5%
Crown Cork & Seal, Inc.:
7.375% 12/15/26	4,845	5,000
7.5% 12/15/96	12,871	13,257
Graham Packaging Co., Inc. 7.125% 8/15/28 (b)	6,000	5,420
Graphic Packaging International, Inc. 3.75% 2/1/30 (b)	7,880	6,856
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (b)	4,230	4,032
Mauser Packaging Solutions Holding Co. 7.875% 4/15/27 (b)	11,865	12,087
Sealed Air Corp./Sealed Air Corp. U.S. 6.125% 2/1/28 (b)	5,935	5,863
Trident TPI Holdings, Inc. 12.75% 12/31/28 (b)	5,870	6,352
		58,867
Diversified Financial Services - 2.2%
Broadstreet Partners, Inc. 5.875% 4/15/29 (b)	15,505	14,130
Coinbase Global, Inc.:
3.375% 10/1/28 (b)	29,675	24,878
3.625% 10/1/31 (b)	18,050	14,075
Compass Group Diversified Holdings LLC:
5% 1/15/32 (b)	6,090	5,366
5.25% 4/15/29 (b)	17,730	16,574
Fortress Transportation & Infrastructure Investors LLC 7.875% 12/1/30 (b)	9,065	9,416
Hightower Holding LLC 6.75% 4/15/29 (b)	5,945	5,580
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29	11,165	9,399
5.25% 5/15/27	38,210	34,914
6.25% 5/15/26	24,085	23,424
6.375% 12/15/25	8,305	8,156
MSCI, Inc. 4% 11/15/29 (b)	3,245	2,932
OneMain Finance Corp.:
4% 9/15/30	5,610	4,719
5.375% 11/15/29	9,400	8,693
6.625% 1/15/28	7,305	7,282
6.875% 3/15/25	19,480	19,608
7.125% 3/15/26	50,145	50,601
7.875% 3/15/30	6,055	6,178
Williams Scotsman, Inc. 7.375% 10/1/31 (b)	5,990	6,119
		272,044
Energy - 8.0%
Altus Midstream LP 5.875% 6/15/30 (b)	9,060	8,760
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.375% 6/15/29 (b)	9,060	8,621
5.75% 1/15/28 (b)	17,645	17,269
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (b)	7,820	7,081
Borr IHC Ltd. / Borr Finance Ltd.:
10% 11/15/28 (b)	9,015	9,333
10.375% 11/15/30 (b)	3,005	3,106
CGG SA 8.75% 4/1/27 (b)	11,985	11,215
Chesapeake Energy Corp.:
5.875% 2/1/29 (b)	5,840	5,726
6.75% 4/15/29 (b)	8,995	8,988
7% (c)(f)	6,915	0
8% (c)(f)	2,132	0
8% (c)(f)	3,385	0
Citgo Petroleum Corp.:
6.375% 6/15/26 (b)	8,760	8,746
7% 6/15/25 (b)	22,045	22,022
8.375% 1/15/29 (b)	26,350	27,269
Civitas Resources, Inc. 8.625% 11/1/30 (b)	12,020	12,791
CNX Midstream Partners LP 4.75% 4/15/30 (b)	6,435	5,695
CNX Resources Corp.:
6% 1/15/29 (b)	5,345	5,179
7.375% 1/15/31 (b)	5,930	6,003
Comstock Resources, Inc.:
5.875% 1/15/30 (b)	32,085	29,222
6.75% 3/1/29 (b)	20,060	19,099
CQP Holdco LP / BIP-V Chinook Holdco LLC:
5.5% 6/15/31 (b)	27,225	25,018
7.5% 12/15/33 (b)	16,090	16,189
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (b)	5,055	4,980
CVR Energy, Inc.:
5.75% 2/15/28 (b)	22,655	21,051
8.5% 1/15/29 (b)	42,375	42,480
Delek Logistics Partners LP/Delek Logistics Finance Corp. 7.125% 6/1/28 (b)	17,655	17,244
Diamond Foreign Asset Co. / Diamond Finance, LLC 8.5% 10/1/30 (b)	5,990	6,265
DT Midstream, Inc.:
4.125% 6/15/29 (b)	9,070	8,221
4.375% 6/15/31 (b)	9,070	8,052
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (b)	21,251	21,526
Energy Transfer LP:
5.5% 6/1/27	16,735	16,652
5.625% 5/1/27 (b)	18,015	17,838
5.75% 4/1/25	4,790	4,781
6% 2/1/29 (b)	25,785	25,750
7.375% 2/1/31 (b)	5,000	5,156
EnLink Midstream LLC 6.5% 9/1/30 (b)	17,745	17,968
Global Partners LP/GLP Finance Corp. 8.25% 1/15/32 (b)	7,505	7,688
Gran Tierra Energy, Inc. 9.5% 10/15/29 (b)	7,555	7,090
Hess Midstream Operations LP:
4.25% 2/15/30 (b)	9,875	8,912
5.125% 6/15/28 (b)	11,235	10,754
5.5% 10/15/30 (b)	6,060	5,794
5.625% 2/15/26 (b)	15,535	15,360
HF Sinclair Corp.:
5% 2/1/28 (b)	7,615	7,306
6.375% 4/15/27 (b)	6,050	6,051
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (b)	12,280	12,099
Howard Midstream Energy Partners LLC 8.875% 7/15/28 (b)	14,895	15,601
Jonah Energy Parent LLC 12% 11/5/25 (c)(g)	6,742	7,198
MEG Energy Corp. 7.125% 2/1/27 (b)	6,731	6,782
Mesquite Energy, Inc. 7.25% (b)(c)(f)	21,977	0
Nabors Industries Ltd. 7.5% 1/15/28 (b)	9,715	9,211
Nabors Industries, Inc. 9.125% 1/31/30 (b)	12,085	12,462
New Fortress Energy, Inc. 6.75% 9/15/25 (b)	5,307	5,242
Noble Finance II LLC 8% 4/15/30 (b)	5,935	6,115
Northern Oil & Gas, Inc.:
8.125% 3/1/28 (b)	6,005	6,075
8.75% 6/15/31 (b)	11,950	12,570
NuStar Logistics LP 6% 6/1/26	12,025	11,932
Occidental Petroleum Corp. 7.2% 3/15/29	3,964	4,119
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28	27,530	26,850
7.875% 9/15/30 (b)	18,055	18,569
Permian Resources Operating LLC 5.875% 7/1/29 (b)	8,645	8,407
Seadrill Finance Ltd. 8.375% 8/1/30 (b)	11,920	12,418
Sitio Royalties OP / Sitio Finance Corp. 7.875% 11/1/28 (b)	15,045	15,471
SM Energy Co.:
5.625% 6/1/25	6,330	6,283
6.625% 1/15/27	21,320	21,211
6.75% 9/15/26	4,550	4,549
Southern Natural Gas Co. LLC:
7.35% 2/15/31	23,497	24,194
8% 3/1/32	12,475	13,905
Southwestern Energy Co.:
5.375% 3/15/30	12,145	11,533
5.7% 1/23/25 (h)	244	243
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5% 6/1/31 (b)	12,070	10,722
Sunnova Energy Corp.:
5.875% 9/1/26 (b)	3,020	1,878
11.75% 10/1/28 (b)	18,140	10,830
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	10,170	9,285
4.5% 4/30/30	12,185	10,965
7% 9/15/28 (b)	5,990	6,075
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (b)	595	565
6% 3/1/27 (b)	5,935	5,781
6% 9/1/31 (b)	11,485	10,663
Talos Production, Inc.:
9% 2/1/29 (b)	5,340	5,634
9.375% 2/1/31 (b)	6,055	6,453
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875% 2/1/31	10,360	9,696
Teine Energy Ltd. 6.875% 4/15/29 (b)	8,990	8,734
Transocean Titan Finance Ltd. 8.375% 2/1/28 (b)	12,289	12,615
Transocean, Inc.:
8% 2/1/27 (b)	7,668	7,687
8.25% 5/15/29 (b)	4,565	4,549
8.5% 5/15/31 (b)	4,565	4,544
8.75% 2/15/30 (b)	21,272	22,179
Unit Corp. 0% 12/1/29 (c)	2,202	0
Valaris Ltd. 8.375% 4/30/30 (b)	5,985	6,155
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (b)	7,585	6,702
4.125% 8/15/31 (b)	7,585	6,620
6.25% 1/15/30 (b)	23,810	23,541
		1,009,163
Environmental - 0.8%
Clean Harbors, Inc. 6.375% 2/1/31 (b)	4,960	4,914
Covanta Holding Corp.:
4.875% 12/1/29 (b)	26,475	23,208
5% 9/1/30	13,761	11,874
Darling Ingredients, Inc. 6% 6/15/30 (b)	13,885	13,488
GFL Environmental, Inc.:
4% 8/1/28 (b)	9,105	8,253
4.75% 6/15/29 (b)	12,095	11,158
6.75% 1/15/31 (b)	8,975	9,048
Madison IAQ LLC:
4.125% 6/30/28 (b)	11,390	10,566
5.875% 6/30/29 (b)	9,085	8,429
		100,938
Food & Drug Retail - 1.1%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (b)	36,160	31,906
4.625% 1/15/27 (b)	25,300	24,174
4.875% 2/15/30 (b)	44,700	41,692
Murphy Oil U.S.A., Inc.:
3.75% 2/15/31 (b)	5,300	4,550
4.75% 9/15/29	6,860	6,387
5.625% 5/1/27	6,030	5,950
Parkland Corp.:
4.5% 10/1/29 (b)	8,995	8,152
4.625% 5/1/30 (b)	12,175	11,003
		133,814
Food/Beverage/Tobacco - 1.6%
BellRing Brands, Inc. 7% 3/15/30 (b)	14,740	14,916
C&S Group Enterprises LLC 5% 12/15/28 (b)	8,615	6,605
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (b)	6,285	5,817
Fiesta Purchaser, Inc. 7.875% 3/1/31 (b)	11,455	11,672
KeHE Distributor / Nextwave 9% 2/15/29 (b)	21,910	22,123
Lamb Weston Holdings, Inc.:
4.125% 1/31/30 (b)	12,150	10,829
4.375% 1/31/32 (b)	6,075	5,265
Performance Food Group, Inc.:
4.25% 8/1/29 (b)	8,495	7,615
5.5% 10/15/27 (b)	8,855	8,571
Post Holdings, Inc.:
4.5% 9/15/31 (b)	47,500	41,765
4.625% 4/15/30 (b)	15,630	14,116
5.5% 12/15/29 (b)	21,040	19,953
Simmons Foods, Inc. 4.625% 3/1/29 (b)	8,340	7,196
Triton Water Holdings, Inc. 6.25% 4/1/29 (b)	6,360	5,703
U.S. Foods, Inc.:
4.625% 6/1/30 (b)	7,520	6,838
7.25% 1/15/32 (b)	5,990	6,116
United Natural Foods, Inc. 6.75% 10/15/28 (b)	7,750	5,948
		201,048
Gaming - 1.7%
Affinity Interactive 6.875% 12/15/27 (b)	1,310	1,173
Boyd Gaming Corp. 4.75% 6/15/31 (b)	15,120	13,389
Caesars Entertainment, Inc. 7% 2/15/30 (b)	17,800	17,925
Churchill Downs, Inc.:
5.75% 4/1/30 (b)	14,970	14,245
6.75% 5/1/31 (b)	11,880	11,794
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.:
4.625% 1/15/29 (b)	25,865	23,398
6.75% 1/15/30 (b)	34,295	29,838
Jacobs Entertainment, Inc. 6.75% 2/15/29 (b)	8,585	8,144
Light & Wonder International, Inc. 7.5% 9/1/31 (b)	5,990	6,109
Melco Resorts Finance Ltd. 5.75% 7/21/28 (b)	2,485	2,300
MGM Resorts International 4.75% 10/15/28	11,125	10,377
Ontario Gaming Gta LP/Otg Co.-I 8% 8/1/30 (b)	12,285	12,473
Premier Entertainment Sub LLC:
5.625% 9/1/29 (b)	13,730	10,235
5.875% 9/1/31 (b)	2,100	1,508
Station Casinos LLC 4.625% 12/1/31 (b)	9,135	8,007
Studio City Finance Ltd. 5% 1/15/29 (b)	5,700	4,888
VICI Properties LP / VICI Note Co.:
3.875% 2/15/29 (b)	11,195	10,157
4.25% 12/1/26 (b)	21,450	20,467
4.625% 12/1/29 (b)	12,240	11,355
		217,782
Healthcare - 4.0%
180 Medical, Inc. 3.875% 10/15/29 (b)	6,495	5,751
Avantor Funding, Inc. 3.875% 11/1/29 (b)	6,075	5,379
Bausch + Lomb Corp. 8.375% 10/1/28 (b)	11,980	12,372
Bausch Health Companies, Inc.:
4.875% 6/1/28 (b)	17,445	11,269
5.75% 8/15/27 (b)	18,030	12,441
6.125% 2/1/27 (b)	31,505	23,077
11% 9/30/28 (b)	5,140	4,012
Cano Health, Inc. 6.25% (b)(f)	4,050	5
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (b)	10,515	9,446
4% 3/15/31 (b)	12,085	10,541
4.25% 5/1/28 (b)	3,400	3,162
Community Health Systems, Inc.:
4.75% 2/15/31 (b)	21,790	17,008
5.25% 5/15/30 (b)	18,245	14,917
6% 1/15/29 (b)	8,490	7,407
6.125% 4/1/30 (b)	21,795	15,409
8% 3/15/26 (b)	19,026	18,933
10.875% 1/15/32 (b)	19,370	19,831
DaVita, Inc.:
3.75% 2/15/31 (b)	4,180	3,440
4.625% 6/1/30 (b)	31,515	27,611
Grifols SA 4.75% 10/15/28 (b)	6,075	4,906
HealthEquity, Inc. 4.5% 10/1/29 (b)	6,410	5,838
IQVIA, Inc. 5% 5/15/27 (b)	12,070	11,652
Jazz Securities DAC 4.375% 1/15/29 (b)	12,305	11,195
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (b)	7,010	4,870
Modivcare, Inc. 5.875% 11/15/25 (b)	8,105	7,905
Molina Healthcare, Inc.:
3.875% 11/15/30 (b)	10,465	9,076
3.875% 5/15/32 (b)	12,160	10,175
4.375% 6/15/28 (b)	7,525	6,979
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (b)	21,010	19,135
5.125% 4/30/31 (b)	18,260	15,789
Owens & Minor, Inc. 4.5% 3/31/29 (b)	8,310	7,450
Radiology Partners, Inc. 8.5% 1/31/29 pay-in-kind (b)(d)	9,327	8,604
Tenet Healthcare Corp.:
4.25% 6/1/29	17,640	16,158
4.375% 1/15/30	43,755	39,732
5.125% 11/1/27	18,070	17,481
6.125% 6/15/30	30,025	29,402
6.25% 2/1/27	35,815	35,671
6.75% 5/15/31 (b)	6,005	6,017
Teva Pharmaceutical Finance Netherlands III BV:
4.75% 5/9/27	6,085	5,834
5.125% 5/9/29	6,085	5,764
7.875% 9/15/29	5,935	6,250
		507,894
Homebuilders/Real Estate - 1.8%
Arcosa, Inc. 4.375% 4/15/29 (b)	8,410	7,655
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 4/1/30 (b)	8,940	7,989
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (b)	7,775	6,729
Century Communities, Inc. 3.875% 8/15/29 (b)	9,110	7,954
Greystar Real Estate Partners 7.75% 9/1/30 (b)	5,305	5,464
LGI Homes, Inc. 8.75% 12/15/28 (b)	6,060	6,304
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31	11,190	7,503
4.625% 8/1/29	18,080	13,529
5% 10/15/27	38,043	31,118
Panther Escrow Issuer LLC 7.125% 6/1/31 (b)	21,230	21,340
Shea Homes Ltd. Partnership/Corp. 4.75% 4/1/29	8,020	7,357
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (b)	10,725	9,987
5.875% 6/15/27 (b)	9,260	9,117
TopBuild Corp. 3.625% 3/15/29 (b)	5,910	5,306
TRI Pointe Group, Inc./TRI Pointe Holdings, Inc. 5.875% 6/15/24	16,130	16,111
TRI Pointe Homes, Inc. 5.7% 6/15/28	14,380	13,918
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC:
4.75% 4/15/28 (b)	31,410	27,548
6.5% 2/15/29 (b)	14,000	11,255
10.5% 2/15/28 (b)	4,785	4,964
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (b)	5,045	4,614
		225,762
Hotels - 0.5%
Carnival Holdings (Bermuda) Ltd. 10.375% 5/1/28 (b)	17,635	19,121
Hilton Domestic Operating Co., Inc.:
3.75% 5/1/29 (b)	5,595	5,019
4% 5/1/31 (b)	8,395	7,356
4.875% 1/15/30	6,900	6,486
5.875% 4/1/29 (b)	8,555	8,442
6.125% 4/1/32 (b)	11,955	11,785
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27	8,435	8,203
		66,412
Insurance - 2.2%
Acrisure LLC / Acrisure Finance, Inc.:
6% 8/1/29 (b)	9,105	8,238
8.25% 2/1/29 (b)	28,450	28,216
10.125% 8/1/26 (b)	1,800	1,859
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer:
4.25% 10/15/27 (b)	11,125	10,377
5.875% 11/1/29 (b)	9,115	8,370
6.75% 10/15/27 (b)	49,965	48,997
6.75% 4/15/28 (b)	35,177	35,140
7% 1/15/31 (b)	10,385	10,418
AmWINS Group, Inc. 4.875% 6/30/29 (b)	8,805	8,004
AssuredPartners, Inc.:
5.625% 1/15/29 (b)	8,355	7,619
7.5% 2/15/32 (b)	6,065	5,889
GTCR AP Finance, Inc. 8% 5/15/27 (b)	6,010	6,012
HUB International Ltd.:
5.625% 12/1/29 (b)	36,135	33,258
7.25% 6/15/30 (b)	38,895	39,466
7.375% 1/31/32 (b)	15,140	15,001
MGIC Investment Corp. 5.25% 8/15/28	7,710	7,401
USI, Inc. 7.5% 1/15/32 (b)	8,005	7,962
		282,227
Leisure - 1.9%
Boyne U.S.A., Inc. 4.75% 5/15/29 (b)	6,360	5,787
Carnival Corp.:
4% 8/1/28 (b)	56,090	51,283
7% 8/15/29 (b)	6,075	6,236
7.625% 3/1/26 (b)	19,665	19,787
Merlin Entertainments PLC 5.75% 6/15/26 (b)	7,725	7,633
NCL Corp. Ltd. 5.875% 2/15/27 (b)	12,100	11,820
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27 (b)	9,125	8,880
6.25% 3/15/32 (b)	12,110	11,938
7.25% 1/15/30 (b)	5,940	6,108
8.25% 1/15/29 (b)	32,435	34,224
9.25% 1/15/29 (b)	34,425	36,764
SeaWorld Parks & Entertainment, Inc. 5.25% 8/15/29 (b)	12,145	11,199
Vail Resorts, Inc. 6.25% 5/15/25 (b)	6,250	6,253
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (b)	4,965	4,751
Voc Escrow Ltd. 5% 2/15/28 (b)	19,690	18,778
		241,441
Metals/Mining - 1.5%
Alcoa Nederland Holding BV:
4.125% 3/31/29 (b)	15,485	14,152
6.125% 5/15/28 (b)	3,565	3,540
7.125% 3/15/31 (b)	4,970	5,027
Arsenal AIC Parent LLC 8% 10/1/30 (b)	7,040	7,330
Cleveland-Cliffs, Inc.:
4.625% 3/1/29 (b)	23,720	21,949
4.875% 3/1/31 (b)	11,440	10,022
6.75% 4/15/30 (b)	3,000	2,929
Eldorado Gold Corp. 6.25% 9/1/29 (b)	13,719	12,947
ERO Copper Corp. 6.5% 2/15/30 (b)	9,085	8,545
First Quantum Minerals Ltd.:
8.625% 6/1/31 (b)	21,965	21,360
9.375% 3/1/29 (b)	14,250	14,723
FMG Resources Pty Ltd.:
4.375% 4/1/31 (b)	8,990	7,915
4.5% 9/15/27 (b)	9,015	8,502
HudBay Minerals, Inc. 4.5% 4/1/26 (b)	7,020	6,789
Mineral Resources Ltd.:
8% 11/1/27 (b)	6,040	6,109
8.125% 5/1/27 (b)	18,015	18,184
8.5% 5/1/30 (b)	4,475	4,583
9.25% 10/1/28 (b)	10,605	11,118
Murray Energy Corp.:
11.25% (b)(c)(f)	8,915	0
12% pay-in-kind (b)(c)(d)(f)	10,343	0
		185,724
Paper - 0.7%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
3.25% 9/1/28 (b)	5,915	5,123
4% 9/1/29 (b)	11,830	9,752
6% 6/15/27 (b)	6,045	5,860
Cascades, Inc.:
5.125% 1/15/26 (b)	5,600	5,423
5.375% 1/15/28 (b)	5,600	5,251
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29 (b)	7,185	7,167
8.75% 4/15/30 (b)	44,650	43,152
Mercer International, Inc. 5.125% 2/1/29	15,060	13,153
		94,881
Restaurants - 0.6%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (b)	12,115	11,176
4% 10/15/30 (b)	39,005	33,637
4.375% 1/15/28 (b)	10,600	9,858
Bloomin Brands, Inc. / OSI Restaurant Partners LLC 5.125% 4/15/29 (b)	5,565	5,121
Garden SpinCo Corp. 8.625% 7/20/30 (b)	5,205	5,488
Papa John's International, Inc. 3.875% 9/15/29 (b)	5,560	4,839
Yum! Brands, Inc. 4.625% 1/31/32	11,975	10,780
		80,899
Services - 4.0%
Adtalem Global Education, Inc. 5.5% 3/1/28 (b)	9,010	8,537
AECOM 5.125% 3/15/27	11,885	11,546
Artera Services LLC 8.5% 2/15/31 (b)	25,315	25,904
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28 (b)	11,130	9,997
4.625% 6/1/28 (b)	7,690	6,898
Brand Industrial Services, Inc. 10.375% 8/1/30 (b)	44,695	47,962
Camelot Finance SA 4.5% 11/1/26 (b)	10,590	10,085
CoreCivic, Inc. 8.25% 4/15/29	34,400	35,545
Fair Isaac Corp. 4% 6/15/28 (b)	2,910	2,680
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC 7.125% 7/31/26 (b)	8,765	8,713
H&E Equipment Services, Inc. 3.875% 12/15/28 (b)	16,800	14,866
Hertz Corp.:
4.625% 12/1/26 (b)	5,180	4,012
5% 12/1/29 (b)	10,055	6,905
5.5% (b)(c)(f)	10,890	354
6% (b)(c)(f)	10,285	926
6.25% (c)(f)	11,875	386
7.125% (b)(c)(f)	10,285	926
Iron Mountain, Inc.:
4.5% 2/15/31 (b)	22,025	19,426
4.875% 9/15/29 (b)	24,110	22,248
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (b)	47,450	44,722
OpenLane, Inc. 5.125% 6/1/25 (b)	10,355	10,200
Service Corp. International 4% 5/15/31	12,070	10,398
Sotheby's 7.375% 10/15/27 (b)	4,960	4,622
Sotheby's/Bidfair Holdings, Inc. 5.875% 6/1/29 (b)	9,045	7,526
The Brink's Co. 4.625% 10/15/27 (b)	12,180	11,441
The GEO Group, Inc.:
8.625% 4/15/29 (b)	21,310	21,573
10.25% 4/15/31 (b)	15,225	15,696
TriNet Group, Inc. 3.5% 3/1/29 (b)	8,865	7,762
Uber Technologies, Inc.:
4.5% 8/15/29 (b)	27,335	25,465
6.25% 1/15/28 (b)	9,175	9,170
7.5% 9/15/27 (b)	35,255	35,894
8% 11/1/26 (b)	51,060	51,567
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (b)	9,760	9,462
		503,414
Steel - 0.2%
Algoma Steel SCA 0% 12/31/24 (c)	1,982	0
ATI, Inc. 7.25% 8/15/30	5,985	6,123
Commercial Metals Co. 3.875% 2/15/31	6,135	5,338
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (b)	4,375	3,954
Vallourec SA 7.5% 4/15/32 (b)	12,405	12,557
		27,972
Super Retail - 1.4%
Asbury Automotive Group, Inc.:
4.5% 3/1/28	3,534	3,315
4.625% 11/15/29 (b)	10,005	9,047
4.75% 3/1/30	3,523	3,193
5% 2/15/32 (b)	10,800	9,601
Bath & Body Works, Inc.:
6.625% 10/1/30 (b)	23,165	23,148
6.75% 7/1/36	12,766	12,458
7.5% 6/15/29	8,335	8,531
Carvana Co.:
12% 12/1/28 pay-in-kind (b)(d)	3,977	3,895
13% 6/1/30 pay-in-kind (b)(d)	5,993	5,946
14% 6/1/31 pay-in-kind (b)(d)	7,121	7,138
EG Global Finance PLC 12% 11/30/28 (b)	75,530	77,969
LBM Acquisition LLC 6.25% 1/15/29 (b)	17,805	16,344
		180,585
Technology - 3.4%
Acuris Finance U.S. 5% 5/1/28 (b)	9,045	8,206
Block, Inc. 3.5% 6/1/31	12,070	10,196
CA Magnum Holdings 5.375% 10/31/26 (b)	4,870	4,607
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (b)	10,695	9,739
4.875% 7/1/29 (b)	10,115	9,212
Cloud Software Group, Inc. 6.5% 3/31/29 (b)	101,715	96,472
Coherent Corp. 5% 12/15/29 (b)	9,495	8,760
Crowdstrike Holdings, Inc. 3% 2/15/29	8,870	7,793
Elastic NV 4.125% 7/15/29 (b)	24,245	21,590
Gen Digital, Inc. 5% 4/15/25 (b)	10,050	9,928
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29 (b)	11,810	10,473
5.25% 12/1/27 (b)	9,345	9,022
ION Trading Technologies Ltd. 5.75% 5/15/28 (b)	12,040	10,997
Iron Mountain Information Management Services, Inc. 5% 7/15/32 (b)	9,100	8,065
MicroStrategy, Inc. 6.125% 6/15/28 (b)	23,020	21,334
NCR Atleos Corp. 9.5% 4/1/29 (b)	8,995	9,562
NCR Voyix Corp.:
5% 10/1/28 (b)	5,530	5,093
5.125% 4/15/29 (b)	8,870	8,151
5.25% 10/1/30 (b)	5,530	4,924
ON Semiconductor Corp. 3.875% 9/1/28 (b)	11,065	10,041
Open Text Corp. 6.9% 12/1/27 (b)	10,610	10,834
Open Text Holdings, Inc.:
4.125% 2/15/30 (b)	5,690	4,997
4.125% 12/1/31 (b)	5,485	4,701
PTC, Inc.:
3.625% 2/15/25 (b)	6,650	6,513
4% 2/15/28 (b)	6,575	6,091
Roblox Corp. 3.875% 5/1/30 (b)	9,120	7,887
Seagate HDD Cayman:
8.25% 12/15/29 (b)	19,590	20,822
8.5% 7/15/31 (b)	12,720	13,581
Sensata Technologies BV 4% 4/15/29 (b)	11,970	10,717
Synaptics, Inc. 4% 6/15/29 (b)	7,015	6,160
TTM Technologies, Inc. 4% 3/1/29 (b)	8,870	7,933
Twilio, Inc.:
3.625% 3/15/29	9,995	8,871
3.875% 3/15/31	10,460	9,057
UKG, Inc. 6.875% 2/1/31 (b)	9,090	9,107
Unisys Corp. 6.875% 11/1/27 (b)	6,095	5,256
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (b)	19,670	17,895
		434,587
Telecommunications - 2.6%
Altice Financing SA:
5% 1/15/28 (b)	14,560	11,491
5.75% 8/15/29 (b)	25,600	19,015
Altice France SA:
5.125% 7/15/29 (b)	61,630	40,144
5.5% 1/15/28 (b)	1,160	784
5.5% 10/15/29 (b)	106,150	69,452
C&W Senior Finance Ltd. 6.875% 9/15/27 (b)	37,020	35,055
Frontier Communications Holdings LLC:
5% 5/1/28 (b)	19,575	18,009
5.875% 10/15/27 (b)	10,375	9,951
Intelsat Jackson Holdings SA 6.5% 3/15/30 (b)	25,303	24,219
LCPR Senior Secured Financing DAC:
5.125% 7/15/29 (b)	14,860	12,391
6.75% 10/15/27 (b)	10,157	9,398
Millicom International Cellular SA 4.5% 4/27/31 (b)	1,725	1,436
Qwest Corp. 7.25% 9/15/25	1,480	1,466
Sable International Finance Ltd. 5.75% 9/7/27 (b)	24,010	22,818
SBA Communications Corp.:
3.125% 2/1/29	13,305	11,587
3.875% 2/15/27	17,015	15,991
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6% 1/15/30 (b)	7,365	5,728
VMED O2 UK Financing I PLC 4.75% 7/15/31 (b)	21,200	17,693
		326,628
Textiles/Apparel - 0.1%
Crocs, Inc.:
4.125% 8/15/31 (b)	6,075	5,098
4.25% 3/15/29 (b)	8,675	7,777
Kontoor Brands, Inc. 4.125% 11/15/29 (b)	5,320	4,726
		17,601
Transportation Ex Air/Rail - 0.2%
Seaspan Corp. 5.5% 8/1/29 (b)	9,095	7,822
XPO, Inc.:
6.25% 6/1/28 (b)	5,950	5,928
7.125% 2/1/32 (b)	9,085	9,138
		22,888
Utilities - 2.0%
Clearway Energy Operating LLC:
3.75% 2/15/31 (b)	13,295	11,240
3.75% 1/15/32 (b)	6,075	5,030
4.75% 3/15/28 (b)	6,920	6,521
NextEra Energy Partners LP 7.25% 1/15/29 (b)	6,060	6,138
NRG Energy, Inc.:
3.375% 2/15/29 (b)	5,145	4,512
3.625% 2/15/31 (b)	10,215	8,648
3.875% 2/15/32 (b)	1,254	1,057
5.75% 1/15/28	9,000	8,858
6.625% 1/15/27	6,378	6,365
Pacific Gas & Electric Co.:
3.45% 7/1/25	2,868	2,787
3.75% 7/1/28	2,868	2,642
3.95% 12/1/47	10,826	7,591
4% 12/1/46	13,774	9,745
4.3% 3/15/45	5,995	4,473
PG&E Corp.:
5% 7/1/28	22,000	20,962
5.25% 7/1/30	8,330	7,799
Pike Corp.:
5.5% 9/1/28 (b)	37,175	35,232
8.625% 1/31/31 (b)	15,130	15,850
Vistra Operations Co. LLC:
4.375% 5/1/29 (b)	23,230	21,149
5% 7/31/27 (b)	22,585	21,495
5.5% 9/1/26 (b)	3,485	3,401
5.625% 2/15/27 (b)	28,195	27,432
7.75% 10/15/31 (b)	11,985	12,292
		251,219
TOTAL NONCONVERTIBLE BONDS		6,937,403
TOTAL CORPORATE BONDS (Cost $7,433,778)		7,075,606

Common Stocks - 19.1%
	Shares	Value ($) (000s)
Aerospace - 0.1%
TransDigm Group, Inc.	13,200	16,474
Air Transportation - 0.1%
Air Canada (i)	23,000	339
Delta Air Lines, Inc.	146,750	7,348
TOTAL AIR TRANSPORTATION		7,687
Automotive & Auto Parts - 0.3%
BYD Co. Ltd. (H Shares)	1,184,500	32,470
UC Holdings, Inc. (c)(i)	677,217	677
TOTAL AUTOMOTIVE & AUTO PARTS		33,147
Broadcasting - 0.1%
iHeartMedia, Inc. (i)	104	0
Nexstar Media Group, Inc. Class A	53,232	8,520
TOTAL BROADCASTING		8,520
Building Materials - 1.1%
Builders FirstSource, Inc. (i)	90,400	16,527
Carlisle Companies, Inc.	94,400	36,651
Eagle Materials, Inc.	142,000	35,601
EMCOR Group, Inc.	57,600	20,573
Fortune Brands Innovations, Inc.	319,300	23,341
Simpson Manufacturing Co. Ltd.	63,200	10,990
TOTAL BUILDING MATERIALS		143,683
Capital Goods - 0.5%
Deere & Co.	14,600	5,715
Parker Hannifin Corp.	58,900	32,095
Trane Technologies PLC	75,800	24,054
TOTAL CAPITAL GOODS		61,864
Chemicals - 0.4%
Olin Corp.	342,900	17,927
The Chemours Co. LLC	857,210	22,930
Westlake Corp.	51,200	7,545
TOTAL CHEMICALS		48,402
Consumer Products - 0.1%
Tapestry, Inc.	344,400	13,748
Containers - 0.2%
Graphic Packaging Holding Co.	973,700	25,170
Diversified Financial Services - 1.3%
Apollo Global Management, Inc.	493,000	53,431
Carnelian Point Holdings LP warrants (c)(i)	931	3
Coinbase Global, Inc. (i)	95,100	19,394
MasterCard, Inc. Class A	92,500	41,736
Moody's Corp.	33,900	12,554
OneMain Holdings, Inc.	769,000	40,073
PJT Partners, Inc.	5,092	481
TOTAL DIVERSIFIED FINANCIAL SERVICES		167,672
Energy - 1.1%
Antero Resources Corp. (i)	306,925	10,439
California Resources Corp. warrants 10/27/24 (i)	57,076	983
Canvas Energy, Inc.:
Series A warrants 10/1/24 (c)(i)	392	0
Series B warrants 10/1/25 (c)(i)	392	0
Cheniere Energy, Inc.	205,700	32,464
EP Energy Corp. (c)(i)	841,775	1,498
Forbes Energy Services Ltd. (c)(i)	193,218	0
Mesquite Energy, Inc. (c)(i)	317,026	25,952
Permian Resource Corp. Class A	3,745,700	62,740
PureWest Energy (c)	17,812	4
PureWest Energy rights (c)(i)	10,734	0
Superior Energy Services, Inc. Class A (c)	110,370	7,119
Unit Corp.	37,978	1,464
TOTAL ENERGY		142,663
Entertainment/Film - 0.0%
New Cotai LLC/New Cotai Capital Corp. (c)(g)(i)	3,366,626	2,592
Food & Drug Retail - 0.0%
Southeastern Grocers, Inc. rights (c)(i)	793,345	873
Food/Beverage/Tobacco - 0.4%
Celsius Holdings, Inc. (i)	238,100	16,969
U.S. Foods Holding Corp. (i)	632,300	31,773
TOTAL FOOD/BEVERAGE/TOBACCO		48,742
Gaming - 0.3%
Boyd Gaming Corp.	453,873	24,287
Studio City International Holdings Ltd.:
ADR (b)(i)	631,958	4,702
(NYSE) ADR (i)	695,700	5,176
TOTAL GAMING		34,165
Healthcare - 0.1%
Encompass Health Corp.	34	3
Enhabit Home Health & Hospice (i)	17	0
Tenet Healthcare Corp. (i)	105,498	11,846
TOTAL HEALTHCARE		11,849
Homebuilders/Real Estate - 1.3%
Arthur J. Gallagher & Co.	211,900	49,731
Comfort Systems U.S.A., Inc.	108,500	33,571
TopBuild Corp. (i)	131,500	53,214
Willscot Mobile Mini Holdings (i)	610,100	22,549
TOTAL HOMEBUILDERS/REAL ESTATE		159,065
Metals/Mining - 0.0%
Elah Holdings, Inc. (c)(i)	906	28
Restaurants - 0.1%
Domino's Pizza, Inc.	30,300	16,037
Services - 0.6%
Airbnb, Inc. Class A (i)	202,100	32,047
Penhall Acquisition Co. (c)	34,884	0
Visa, Inc. Class A	178,500	47,947
TOTAL SERVICES		79,994
Steel - 0.0%
Algoma Steel SCA (c)(i)	198,162	0
Super Retail - 1.0%
Amazon.com, Inc. (i)	256,900	44,958
Arena Brands Holding Corp. Class B (c)(g)(i)	659,302	9,118
Booking Holdings, Inc.	4,600	15,879
Dick's Sporting Goods, Inc.	140,400	28,212
Lowe's Companies, Inc.	55,100	12,562
Williams-Sonoma, Inc.	76,303	21,882
TOTAL SUPER RETAIL		132,611
Technology - 8.2%
Accenture PLC Class A	36,900	11,104
Adobe, Inc. (i)	80,400	37,212
Alphabet, Inc. Class A	229,200	37,309
Arista Networks, Inc. (i)	96,000	24,630
ASML Holding NV (depository receipt)	21,300	18,584
Autodesk, Inc. (i)	75,700	16,113
Block, Inc. Class A (i)	285,400	20,834
CDW Corp.	50,600	12,238
Dell Technologies, Inc.	97,200	12,115
DoubleVerify Holdings, Inc. (i)	587,700	17,220
Dynatrace, Inc. (i)	649,800	29,442
Eaton Corp. PLC	162,300	51,654
Fiserv, Inc. (i)	333,000	50,839
Gen Digital, Inc.	606,400	12,213
Intuit, Inc.	30,300	18,956
KLA Corp.	42,500	29,295
Lam Research Corp.	57,900	51,786
Marvell Technology, Inc.	273,700	18,040
Meta Platforms, Inc. Class A	241,300	103,800
Microsoft Corp.	185,200	72,104
Monday.com Ltd. (i)	85,300	16,150
Nextracker, Inc. Class A (i)	876,300	37,497
nVent Electric PLC	315,900	22,767
NVIDIA Corp.	134,900	116,556
NXP Semiconductors NV	43,600	11,170
ON Semiconductor Corp. (i)	700,403	49,140
Oracle Corp.	208,200	23,683
Salesforce, Inc.	111,700	30,041
Synopsys, Inc. (i)	32,000	16,979
UiPath, Inc. Class A (i)	1,401,300	26,583
Vertiv Holdings Co.	414,400	38,539
TOTAL TECHNOLOGY		1,034,593
Telecommunications - 0.3%
EchoStar Corp. Class A (i)(j)	769,300	12,301
GTT Communications, Inc. (c)(i)	85,487	3,189
Palo Alto Networks, Inc. (i)	54,800	15,941
TOTAL TELECOMMUNICATIONS		31,431
Textiles/Apparel - 0.3%
Crocs, Inc. (i)	247,300	30,757
LVMH Moet Hennessy Louis Vuitton SE	11,800	9,693
TOTAL TEXTILES/APPAREL		40,450
Transportation Ex Air/Rail - 0.0%
Tricer Holdco SCA:
Class A1 (c)(g)(i)	598,287	0
Class A2 (c)(g)(i)	598,287	0
Class A3 (c)(g)(i)	598,287	0
Class A4 (c)(g)(i)	598,287	0
Class A5 (c)(g)(i)	598,287	0
Class A6 (c)(g)(i)	598,287	0
Class A7 (c)(g)(i)	598,287	0
Class A8 (c)(g)(i)	598,287	0
Class A9 (c)(g)(i)	598,287	0
TOTAL TRANSPORTATION EX AIR/RAIL		0
Utilities - 1.2%
Constellation Energy Corp.	267,200	49,683
Core & Main, Inc. (i)	352,800	19,923
PG&E Corp.	2,097,796	35,893
Portland General Electric Co.	14,817	641
Vistra Corp.	636,300	48,257
TOTAL UTILITIES		154,397
TOTAL COMMON STOCKS (Cost $1,924,923)		2,415,857

Nonconvertible Preferred Stocks - 0.0%
	Shares	Value ($) (000s)
Transportation Ex Air/Rail - 0.0%
Tricer Holdco SCA (c)(g)(i) (Cost $10,250)	287,159,690	3

Bank Loan Obligations - 9.9%
	Principal Amount (a) (000s)	Value ($) (000s)
Air Transportation - 0.0%
SkyMiles IP Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.0746% 10/20/27 (d)(e)(k)	1,498	1,543
United Airlines, Inc. Tranche 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0757% 2/24/31 (d)(e)(k)	2,730	2,738
TOTAL AIR TRANSPORTATION		4,281
Automotive & Auto Parts - 0.0%
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.3157% 5/6/30 (d)(e)(k)	2,638	2,645
Wand NewCo 3, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0657% 1/20/31 (d)(e)(k)	2,230	2,242
TOTAL AUTOMOTIVE & AUTO PARTS		4,887
Banks & Thrifts - 0.1%
Citadel Securities LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.5657% 7/29/30 (d)(e)(k)	9,553	9,570
Broadcasting - 0.1%
Diamond Sports Group LLC 1LN, term loan CME Term SOFR 1 Month Index + 8.000% 15.4287% 8/24/26 (d)(e)(k)	3,007	2,864
Univision Communications, Inc.:
1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.5594% 6/24/29 (d)(e)(k)	742	742
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6802% 1/31/29 (d)(e)(k)	7,350	7,326
TOTAL BROADCASTING		10,932
Building Materials - 0.2%
Hunter Douglas, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.8238% 2/25/29 (d)(e)(k)	22,357	22,173
Miwd Holdco Ii LLC Tranche B2, term loan CME Term SOFR 1 Month Index + 3.500% 3/20/31 (e)(k)(l)	785	788
SRS Distribution, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9302% 6/4/28 (d)(e)(k)	6,326	6,371
TOTAL BUILDING MATERIALS		29,332
Capital Goods - 0.0%
Chart Industries, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6734% 3/17/30 (d)(e)(k)	1,563	1,567
Chemicals - 0.4%
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8157% 11/15/30 (d)(e)(k)	12,125	11,712
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.6813% 10/4/29 (d)(e)(k)	17,815	17,782
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.321% 11/9/28 (d)(e)(k)	3,622	3,627
W.R. Grace Holding LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.321% 9/22/28 (d)(e)(k)	14,681	14,681
TOTAL CHEMICALS		47,802
Consumer Products - 0.3%
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.3135% 12/22/26 (d)(e)(k)	19,744	19,760
TKC Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.9302% 5/14/28 (d)(e)(k)	19,384	19,195
TOTAL CONSUMER PRODUCTS		38,955
Containers - 0.0%
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan CME Term SOFR 6 Month Index + 4.750% 10.2675% 2/9/26 (d)(e)(k)	1,460	1,309
Energy - 0.3%
EG America LLC Tranche BC 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 11.2383% 2/7/28 (d)(e)(k)	35,002	34,412
Forbes Energy Services LLC Tranche B, term loan 0% (c)(d)(f)(k)	1,810	0
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (c)(e)(f)(k)	5,861	0
term loan 0% (c)(d)(f)(k)	2,528	0
TOTAL ENERGY		34,412
Environmental - 0.1%
Covanta Holding Corp.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.8157% 11/30/28 (d)(e)(k)	2,170	2,169
Tranche C 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.8273% 11/30/28 (d)(e)(k)	166	166
Madison IAQ LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6799% 6/21/28 (d)(e)(k)	2,947	2,946
TOTAL ENVIRONMENTAL		5,281
Food/Beverage/Tobacco - 0.0%
Fiesta Purchaser, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3169% 2/12/31 (d)(e)(k)	2,150	2,157
Naked Juice LLC 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.6594% 1/24/29 (d)(e)(k)	2,245	2,166
TOTAL FOOD/BEVERAGE/TOBACCO		4,323
Gaming - 0.4%
Caesars Entertainment, Inc. Tranche B1 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0657% 2/6/31 (d)(e)(k)	12,020	12,026
Fertitta Entertainment LLC NV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.069% 1/27/29 (d)(e)(k)	29,447	29,500
Light & Wonder International, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.071% 4/16/29 (d)(e)(k)	2,349	2,351
Ontario Gaming GTA LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5594% 8/1/30 (d)(e)(k)	5,990	6,019
TOTAL GAMING		49,896
Healthcare - 0.5%
Gainwell Acquisition Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4094% 10/1/27 (d)(e)(k)	17,318	16,490
Jazz Financing Lux SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4302% 5/5/28 (d)(e)(k)	6,126	6,160
Medline Borrower LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0683% 10/23/28 (d)(e)(k)	22,919	22,969
Organon & Co. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.4334% 6/2/28 (d)(e)(k)	14,878	14,938
Phoenix Newco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6918% 11/15/28 (d)(e)(k)	7,051	7,070
TOTAL HEALTHCARE		67,627
Insurance - 0.6%
Acrisure LLC:
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.9302% 2/15/27 (d)(e)(k)	17,851	17,814
CME Term SOFR 1 Month Index + 4.250% 9.6802% 2/15/27 (d)(e)(k)	1,412	1,414
Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8157% 11/6/30 (d)(e)(k)	3,092	3,098
Alliant Holdings Intermediate LLC Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8189% 11/6/30 (d)(e)(k)	10,830	10,869
HUB International Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.5745% 6/20/30 (d)(e)(k)	9,230	9,275
Truist Insurance Holdings LLC:
2L, term loan CME Term SOFR 1 Month Index + 4.750% 3/8/32 (e)(k)(l)	25,720	25,929
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 3/22/31 (e)(k)(l)	4,905	4,914
TOTAL INSURANCE		73,313
Leisure - 0.5%
Carnival Corp. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.750% 8.0669% 8/9/27 (d)(e)(k)	27,130	27,265
CME Term SOFR 1 Month Index + 2.750% 8.0669% 10/18/28 (d)(e)(k)	28,776	28,867
TOTAL LEISURE		56,132
Metals/Mining - 0.0%
Arsenal AIC Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0657% 8/19/30 (d)(e)(k)	1,632	1,642
Paper - 0.6%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.670% 9.0907% 4/13/29 (d)(e)(k)	72,864	73,137
Services - 1.3%
ABG Intermediate Holdings 2 LLC Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9183% 12/21/28 (d)(e)(k)	17,711	17,786
Artera Services LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8094% 2/10/31 (d)(e)(k)	6,345	6,395
Ascend Learning LLC:
2LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.1657% 12/10/29 (d)(e)(k)	15,190	14,874
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9157% 12/10/28 (d)(e)(k)	17,771	17,696
Bifm California Buyer, Inc. Tranche 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5657% 5/31/28 (d)(e)(k)	1,455	1,462
Brand Industrial Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.819% 8/1/30 (d)(e)(k)	31,375	31,460
Galaxy U.S. Opco, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0795% 4/29/29 (d)(e)(k)	24,159	21,622
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4059% 4/11/29 (d)(e)(k)	15,523	14,557
Sabert Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1834% 12/16/26 (d)(e)(k)	5,009	5,024
Sotheby's Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 10.0902% 1/15/27 (d)(e)(k)	10,753	10,469
Spin Holdco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5854% 3/4/28 (d)(e)(k)	17,739	15,602
STS Operating, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.42% 3/25/31 (d)(e)(k)	6,145	6,196
The GEO Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.5689% 4/4/29 (d)(e)(k)	4,725	4,780
TOTAL SERVICES		167,923
Super Retail - 0.8%
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1802% 3/5/28 (d)(e)(k)	3,022	3,021
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1773% 12/18/27 (d)(e)(k)	102,107	102,150
TOTAL SUPER RETAIL		105,171
Technology - 3.5%
Acuris Finance U.S., Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4519% 2/16/28 (d)(e)(k)	1,131	1,130
Applied Systems, Inc.:
Tranche 2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.5594% 2/23/32 (d)(e)(k)	225	232
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8094% 2/24/31 (d)(e)(k)	11,835	11,915
Athenahealth Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.5657% 2/15/29 (d)(e)(k)	29,114	29,042
Boxer Parent Co., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5802% 12/29/28 (d)(e)(k)	31,253	31,427
ConnectWise LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 9.0635% 9/30/28 (d)(e)(k)	18,123	18,131
Cotiviti, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 2/21/31 (e)(k)(l)	41,445	41,479
DG Investment Intermediate Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1802% 3/31/28 (d)(e)(k)	1,974	1,965
First Advantage Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1918% 1/31/27 (d)(e)(k)	3,110	3,106
McAfee Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1773% 3/1/29 (d)(e)(k)	31,014	31,018
MH Sub I LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5657% 5/3/28 (d)(e)(k)	17,691	17,619
Modena Buyer LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 4/21/31 (e)(k)(l)	29,405	28,762
Polaris Newco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.5911% 6/2/28 (d)(e)(k)	6,606	6,561
Project Alpha Intermediate Holding, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0627% 10/26/30 (d)(e)(k)	12,015	12,052
Proofpoint, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6946% 8/31/28 (d)(e)(k)	78,390	78,708
RealPage, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4302% 4/22/28 (d)(e)(k)	5,879	5,663
UKG, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8143% 2/10/31 (d)(e)(k)	84,057	84,421
Veritas U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4302% 9/1/25 (d)(e)(k)	10,023	9,197
VS Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.569% 4/4/31 (d)(e)(k)	35,175	35,242
TOTAL TECHNOLOGY		447,670
Telecommunications - 0.2%
Aventiv Technologies LLC 1LN, term loan:
CME Term SOFR 3 Month Index + 5.090% 10.661% 7/31/25 (d)(e)(k)	6,964	5,136
13.071% 7/31/25 (d)(e)(k)	184	185
Connect U.S. Finco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8302% 9/13/29 (d)(e)(k)	8,711	8,438
GTT Communications, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 9.000% 14.4094% 6/30/28 (d)(e)(k)	3,865	2,720
Gtt Remainco LLC 1LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.4183% 12/30/27 (d)(e)(k)	4,666	4,246
TOTAL TELECOMMUNICATIONS		20,725
Utilities - 0.0%
Talen Energy Supply LLC 1LN, term loan:
CME Term SOFR 1 Month Index + 4.500% 9.8257% 5/17/30 (d)(e)(k)	556	557
CME Term SOFR 1 Month Index + 4.500% 9.8257% 5/17/30 (d)(e)(k)	364	365
TOTAL UTILITIES		922
TOTAL BANK LOAN OBLIGATIONS (Cost $1,257,599)		1,256,809

Preferred Securities - 6.6%
	Principal Amount (a) (000s)	Value ($) (000s)
Banks & Thrifts - 5.3%
Ally Financial, Inc. 4.7% (d)(m)	7,055	5,529
Bank of America Corp.:
CME Term SOFR 3 Month Index + 3.390% 8.7379% (d)(e)(m)	61,440	62,572
5.125% (d)(m)	36,030	36,626
5.875% (d)(m)	102,630	99,204
6.25% (d)(m)	28,555	28,739
Citigroup, Inc.:
5% (d)(m)	60,300	60,139
6.3% (d)(m)	5,610	5,771
Citigroup, Inc. 4.7% (d)(m)	15,285	15,034
Goldman Sachs Group, Inc. CME Term SOFR 3 Month Index + 3.130% 8.437% (d)(e)(m)	70,565	71,708
JPMorgan Chase & Co.:
CME Term SOFR 3 Month Index + 3.560% 8.868% (d)(e)(m)	69,385	70,923
4% (d)(m)	26,340	25,740
4.6% (d)(m)	31,365	31,209
5% (d)(m)	30,845	31,073
9.348% (d)(e)(m)	8,330	8,525
Wells Fargo & Co.:
5.875% (d)(m)	50,420	51,192
5.9% (d)(m)	63,075	64,211
TOTAL BANKS & THRIFTS		668,195
Diversified Financial Services - 0.0%
OEC Finance Ltd. 7.5% pay-in-kind (b)(m)	40	3
Energy - 1.3%
Energy Transfer LP:
3 month U.S. LIBOR + 4.020% 9.5966% (d)(e)(m)	110,889	113,146
6.625% (d)(m)	30,505	28,443
7.125% (d)(m)	26,105	25,922
Summit Midstream Partners LP 3 month U.S. LIBOR + 7.430% 13.0209% (d)(e)(f)(m)	2,912	3,130
TOTAL ENERGY		170,641
TOTAL PREFERRED SECURITIES (Cost $834,783)		838,839

Other - 2.8%
	Shares	Value ($) (000s)
Other - 2.8%
Fidelity Private Credit Co. LLC (g)(n) (Cost $347,180)	34,888,952	354,826

Money Market Funds - 5.3%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.39% (o)	662,297,297	662,430
Fidelity Securities Lending Cash Central Fund 5.39% (o)(p)	1,078,992	1,079
TOTAL MONEY MARKET FUNDS (Cost $663,462)		663,509

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $12,471,975)	12,605,449
NET OTHER ASSETS (LIABILITIES) - 0.4%	45,596
NET ASSETS - 100.0%	12,651,045

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,622,471,000 or 44.4% of net assets.

(c)	Level 3 security
(d)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(f)	Non-income producing - Security is in default.
(g)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $373,737,000 or 3.0% of net assets.

(h)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(i)	Non-income producing
(j)	Security or a portion of the security is on loan at period end.
(k)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(l)	The coupon rate will be determined upon settlement of the loan after period end.
(m)	Security is perpetual in nature with no stated maturity date.
(n)	Affiliated Fund
(o)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(p)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 1/12/99	21,592

Fidelity Private Credit Co. LLC	4/15/22 - 1/02/24	347,180

Jonah Energy Parent LLC 12% 11/5/25	5/05/23	6,608

New Cotai LLC/New Cotai Capital Corp.	9/11/20	16,677

Tricer Holdco SCA	10/16/09 - 12/30/17	10,248

Tricer Holdco SCA Class A1	10/16/09 - 10/29/09	1,653

Tricer Holdco SCA Class A2	10/16/09 - 10/29/09	1,653

Tricer Holdco SCA Class A3	10/16/09 - 10/29/09	1,653

Tricer Holdco SCA Class A4	10/16/09 - 10/29/09	1,653

Tricer Holdco SCA Class A5	10/16/09 - 10/29/09	1,653

Tricer Holdco SCA Class A6	10/16/09 - 10/29/09	1,653

Tricer Holdco SCA Class A7	10/16/09 - 10/29/09	1,653

Tricer Holdco SCA Class A8	10/16/09 - 10/29/09	1,653

Tricer Holdco SCA Class A9	10/16/09 - 10/29/09	1,655

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	597,099	2,906,883	2,841,553	38,549	1	-	662,430	1.3%
Fidelity Securities Lending Cash Central Fund 5.39%	-	99,178	98,099	5	-	-	1,079	0.0%
Total	597,099	3,006,061	2,939,652	38,554	1	-	663,509

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Private Credit Co. LLC	324,274	22,057	-	42,153	-	8,495	354,826
	324,274	22,057	-	42,153	-	8,495	354,826

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	161,930	161,930	-	-
Consumer Discretionary	358,011	303,461	42,163	12,387
Consumer Staples	49,615	48,742	-	873
Energy	142,659	108,090	-	34,569
Financials	337,023	337,020	-	3
Health Care	11,849	11,849	-	-
Industrials	420,610	420,607	-	3
Information Technology	690,484	687,295	-	3,189
Materials	109,201	109,173	-	28
Utilities	134,478	134,474	-	4

Corporate Bonds	7,075,606	-	7,056,371	19,235

Bank Loan Obligations	1,256,809	-	1,256,809	-

Preferred Securities	838,839	-	838,839	-

Other	354,826	-	354,826	-

Money Market Funds	663,509	663,509	-	-
Total Investments in Securities:	12,605,449	2,986,150	9,549,008	70,291

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$163,223
Net Realized Gain (Loss) on Investment Securities	14,091
Net Unrealized Gain (Loss) on Investment Securities	(46,137)
Cost of Purchases	8,192
Proceeds of Sales	(69,346)
Amortization/Accretion	215
Transfers into Level 3	53
Transfers out of Level 3	-
Ending Balance	$70,291
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2024	$3,783

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amount)		April 30, 2024

Assets
Investment in securities, at value (including securities loaned of $1,046) - See accompanying schedule:
Unaffiliated issuers (cost $11,461,333)	$11,587,114
Fidelity Central Funds (cost $663,462)	663,509
Other affiliated issuers (cost $347,180)	354,826

Total Investment in Securities (cost $12,471,975)		$12,605,449
Cash		202
Receivable for investments sold		52,755
Receivable for fund shares sold		7,427
Dividends receivable		768
Interest receivable		127,768
Distributions receivable from Fidelity Central Funds		2,494
Prepaid expenses		4
Other receivables		491
Total assets		12,797,358
Liabilities
Payable for investments purchased	$123,073
Payable for fund shares redeemed	8,125
Distributions payable	6,753
Accrued management fee	6,682
Other payables and accrued expenses	601
Collateral on securities loaned	1,079
Total liabilities		146,313
Commitments and contingent liabilities (see Commitments note)
Net Assets		$12,651,045
Net Assets consist of:
Paid in capital		$12,608,882
Total accumulated earnings (loss)		42,163
Net Assets		$12,651,045
Net Asset Value, offering price and redemption price per share ($12,651,045 ÷ 1,297,185 shares)		$9.75
Statement of Operations
Amounts in thousands		Year ended April 30, 2024
Investment Income
Dividends:
Unaffiliated issuers		$80,348
Affiliated issuers		41,808
Interest		586,413
Income from Fidelity Central Funds (including $5 from security lending)		38,554
Total income		747,123
Expenses
Management fee	$67,506
Transfer agent fees	10,864
Accounting fees	1,224
Custodian fees and expenses	36
Independent trustees' fees and expenses	59
Registration fees	215
Audit	127
Legal	85
Miscellaneous	54
Total expenses before reductions	80,170
Expense reductions	(2,347)
Total expenses after reductions		77,823
Net Investment income (loss)		669,300
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(96,272)
Fidelity Central Funds	1
Foreign currency transactions	(152)
Capital gain distributions from underlying funds:
Affiliated issuers	345
Total net realized gain (loss)		(96,078)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	670,789
Affiliated issuers	8,495
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		679,285
Net gain (loss)		583,207
Net increase (decrease) in net assets resulting from operations		$1,252,507
Statement of Changes in Net Assets

Amount in thousands	Year ended April 30, 2024	Year ended April 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$669,300	$597,286
Net realized gain (loss)	(96,078)	49,664
Change in net unrealized appreciation (depreciation)	679,285	(472,925)
Net increase (decrease) in net assets resulting from operations	1,252,507	174,025
Distributions to shareholders	(651,200)	(1,316,424)

Share transactions
Proceeds from sales of shares	2,290,716	1,660,390
Reinvestment of distributions	567,039	1,172,169
Cost of shares redeemed	(2,265,878)	(3,309,299)

Net increase (decrease) in net assets resulting from share transactions	591,877	(476,740)
Total increase (decrease) in net assets	1,193,184	(1,619,139)

Net Assets
Beginning of period	11,457,861	13,077,000
End of period	$12,651,045	$11,457,861

Other Information
Shares
Sold	241,969	177,479
Issued in reinvestment of distributions	59,793	125,646
Redeemed	(239,445)	(353,587)
Net increase (decrease)	62,317	(50,462)

Financial Highlights
Fidelity® Capital & Income Fund

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$9.28	$10.17	$11.24	$8.92	$10.08
Income from Investment Operations
Net investment income (loss) A,B	.529	.480	.387	.386	.426
Net realized and unrealized gain (loss)	.456	(.308)	(.714)	2.442	(1.085)
Total from investment operations	.985	.172	(.327)	2.828	(.659)
Distributions from net investment income	(.515)	(.473)	(.390)	(.390)	(.425)
Distributions from net realized gain	-	(.589)	(.353)	(.118)	(.076)
Total distributions	(.515)	(1.062)	(.743)	(.508)	(.501)
Net asset value, end of period	$9.75	$9.28	$10.17	$11.24	$8.92
Total Return C	10.91%	2.09%	(3.27)%	32.35%	(6.89)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.67%	.68%	.67%	.68%	.67%
Expenses net of fee waivers, if any	.65%	.68%	.67%	.68%	.67%
Expenses net of all reductions	.65%	.68%	.67%	.68%	.67%
Net investment income (loss)	5.60%	5.16%	3.49%	3.75%	4.32%
Supplemental Data
Net assets, end of period (in millions)	$12,651	$11,458	$13,077	$14,674	$10,228
Portfolio turnover rate F	36%	20%	28%	37%	46%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended April 30, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity Capital & Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Company LLC.
The Fund invests in Fidelity Private Credit Company LLC, which is a limited liability company. On June 1, 2023, Fidelity Private Credit Company elected to be regulated as a business development company (BDC). Fidelity Private Credit Company LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund has no redemption rights under Fidelity Private Credit Company LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Company LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Company LLC and thus a decline in the value of the Fund. Fidelity Private Credit Company LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Schedule of Investments lists Fidelity Private Credit Company LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Company LLC. Fidelity Private Credit Company LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Company LLC. The annualized expense ratio for Fidelity Private Credit Company LLC for the three month period ended March 31, 2024 was 11.51%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Company LLC is valued at its net asset value (NAV) each month end and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividend receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Capital & Income Fund	$491

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), foreign currency transactions, partnerships, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$832,144
Gross unrealized depreciation	(648,241)
Net unrealized appreciation (depreciation)	$183,903
Tax Cost	$12,421,546

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,845
Capital loss carryforward	$(147,585)
Net unrealized appreciation (depreciation) on securities and other investments	$183,903

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Long-term	$(147,585)
Total capital loss carryforward	$(147,585)

The tax character of distributions paid was as follows:

	April 30, 2024	April 30, 2023
Ordinary Income	$651,200	$587,843
Long-term Capital Gains	-	728,581
Total	$651,200	$1,316,424

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount ($)
Fidelity Capital & Income Fund	Fidelity Private Credit Company LLC	69,908

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Capital & Income Fund	4,603,480	4,000,769
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Capital & Income Fund	.65

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Capital & Income Fund	.65

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .55%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective March 1, 2024, each Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of average net assets of .1101%

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account.

For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the annualized rate of .11% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Capital & Income Fund	.0124

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Capital & Income Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Capital & Income Fund	12

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Capital & Income Fund	82,073	29,548	3,142
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Capital & Income Fund	21
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Capital & Income Fund	1	-	-
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee with respect to the portion of the Fund's assets invested in Fidelity Private Credit Company LLC until August 31, 2025. During the period, this waiver reduced the Fund's management fee by $1,791.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $33.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $523.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Capital & Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Capital & Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2024, the related statement of operations for the year ended April 30, 2024, the statement of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2024 and the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 14, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Chief of Engineers and Commanding General, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present), on the Advisory Board of Hilco Redevelopment Partners (a real estate investment and redevelopment company, 2021-present), and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee, Compensation Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board of Roosevelt University (2019-2024) and member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Audit Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions) and as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-2023). Mr. Thomas currently serves as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present) and as a member and Vice Chair of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Association for the Performing Arts (2011-2023), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Senior Vice President, Vice President, Assistant Treasurer, or Director of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2023 to April 30, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period- C November 1, 2023 to April 30, 2024

Fidelity® Capital & Income Fund	.66%
Actual		$ 1,000	$ 1,109.60	$ 3.46
Hypothetical-B		$ 1,000	$ 1,021.58	$ 3.32

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.74% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $465,674,036 of distributions paid in the calendar year 2023 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $645,274,471 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Fidelity Capital & Income Fund
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund into a single fee based on tiered schedules and subject to a maximum rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for the fund would be no higher than the sum of (i) the lowest contractual management fee rate under the fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to the fund for the same services. The Board noted that certain expenses such as third-party expenses and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.703159.126
CAI-ANN-0624
Fidelity® Series High Income Fund

Annual Report
April 30, 2024

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2024	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series High Income Fund	7.82%	3.44%	4.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series High Income Fund on April 30, 2014.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
High-yield bonds gained 8.89% for the 12 months ending April 30, 2024, according to the ICE BofA® US High Yield Constrained Index, driven by resilient corporate profits and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, the index advanced fairly steadily for most the period, highlighted by an especially strong final two months of 2023, when the index rose 8.72%. Following the Federal Reserve's November 1 meeting, when the central bank hinted it might be done raising rates, the high-yield index reversed a two-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. High yield continued to advance in 2024 but lost some of its momentum, gaining 1.51% through March, as the central bank held steady its benchmark federal funds rate and affirmed its projection to cut in 2024. The index slipped in April (-1%), when inflation remained stickier than expected. For the full 12 months, all 18 industries within the index advanced, with retail (+14%) leading, followed by financial services (+12%) and banking (+11%), which benefited from high interest rates. Energy, the largest segment in the high-yield index this period, gained 10%. Conversely, the telecommunications (+4%) group lagged most, followed by utility, capital goods and transportation (+6% each).
Comments from Co-Managers Jared Beckerman, Benjamin Harrison and Alexandre Karam:
For the fiscal year, the fund gained 7.82%, versus 8.89% for the benchmark ICE BofA US High Yield Constrained Index. The fund's core investment in high-yield bonds increased 8.86% and modestly detracted from performance versus the benchmark. By industry, security selection was the primary detractor, especially within energy. Security selection in health care also hurt, as did our picks and an underweight in retail. Also detracting from our result was security selection in capital goods. Lastly, the fund's position in cash detracted. The fund's non-benchmark stake in Mesquite Energy returned about -47% and was the largest individual relative detractor. Mesquite Energy was among the fund's largest holdings this period. A stake in Cano Health returned -65% and was the second-largest relative detractor. Another notable relative detractor was our stake in Ardagh (-41%). In contrast, the biggest contributor to performance versus the benchmark was security selection in technology & electronics. Our choices in telecommunications and real estate also boosted the fund's relative performance. The top individual relative contributor was an overweight in Communications Sales & Leasing (+32%), one of our biggest holdings. A stake in Rackspace Hosting gained approximately 27% and was the second-largest relative contributor. An overweight in Dish Network (+23%) also helped. Dish Network was among our largest holdings. Notable changes in positioning include increased exposure to basic industry and a lower allocation to retail.
Note to shareholders:
On June 8, 2023, Michael Weaver came off of the fund. On January 1, 2024, Jared Beckerman assumed co-management responsibilities for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2024 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
Community Health Systems, Inc.	1.4
Ford Motor Credit Co. LLC	1.4
CCO Holdings LLC/CCO Holdings Capital Corp.	1.4
TransDigm, Inc.	1.4
Occidental Petroleum Corp.	1.3
Fidelity Private Credit Co. LLC	1.3
Energy Transfer LP	1.3
Tenet Healthcare Corp.	1.1
MPT Operating Partnership LP/MPT Finance Corp.	1.1
Mesquite Energy, Inc.	0.9
12.6

Market Sectors (% of Fund's net assets)

Energy	14.6
Technology	7.2
Healthcare	7.0
Services	6.7
Telecommunications	5.1

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments April 30, 2024
Showing Percentage of Net Assets
Corporate Bonds - 84.7%
	Principal Amount (a)	Value ($)
Convertible Bonds - 1.4%
Broadcasting - 0.6%
DISH Network Corp. 3.375% 8/15/26	13,185,000	8,042,825
Diversified Financial Services - 0.0%
Coinbase Global, Inc. 0.25% 4/1/30 (b)	40,000	36,126
Energy - 0.0%
Sunnova Energy International, Inc. 0.25% 12/1/26	769,000	344,315
Homebuilders/Real Estate - 0.3%
Realogy Group LLC/Realogy Co-Issuer Corp. 0.25% 6/15/26	2,957,000	2,409,955
Redfin Corp. 0.5% 4/1/27	3,576,000	1,752,240
		4,162,195
Technology - 0.4%
Global Payments, Inc. 1.5% 3/1/31 (b)	2,034,000	2,021,796
Wolfspeed, Inc. 1.875% 12/1/29	5,485,000	3,151,133
		5,172,929
Utilities - 0.1%
PG&E Corp. 4.25% 12/1/27 (b)	990,000	991,485
TOTAL CONVERTIBLE BONDS		18,749,875
Nonconvertible Bonds - 83.3%
Aerospace - 2.5%
ATI, Inc.:
4.875% 10/1/29	1,215,000	1,131,341
5.875% 12/1/27	1,230,000	1,204,996
Bombardier, Inc.:
7.25% 7/1/31 (b)	1,950,000	1,954,800
7.875% 4/15/27 (b)	2,646,000	2,629,510
BWX Technologies, Inc. 4.125% 6/30/28 (b)	3,247,000	2,966,132
Howmet Aerospace, Inc.:
5.9% 2/1/27	545,000	547,235
5.95% 2/1/37	435,000	434,846
6.875% 5/1/25	545,000	549,115
Kaiser Aluminum Corp.:
4.5% 6/1/31 (b)	830,000	726,982
4.625% 3/1/28 (b)	2,375,000	2,211,262
Moog, Inc. 4.25% 12/15/27 (b)	165,000	154,000
Spirit Aerosystems, Inc. 9.75% 11/15/30 (b)	965,000	1,067,528
TransDigm, Inc.:
4.625% 1/15/29	2,335,000	2,138,837
5.5% 11/15/27	8,055,000	7,823,419
6.375% 3/1/29 (b)	6,800,000	6,748,071
6.75% 8/15/28 (b)	1,630,000	1,640,188
VistaJet Malta Finance PLC / XO Management Holding, Inc. 9.5% 6/1/28 (b)	440,000	394,014
		34,322,276
Air Transportation - 0.6%
Air Canada 3.875% 8/15/26 (b)	805,000	763,645
American Airlines, Inc.:
7.25% 2/15/28 (b)	540,000	543,057
8.5% 5/15/29 (b)	2,080,000	2,166,678
Mileage Plus Holdings LLC 6.5% 6/20/27 (b)	354,250	354,848
Rand Parent LLC 8.5% 2/15/30 (b)	4,015,000	3,970,502
		7,798,730
Automotive & Auto Parts - 3.1%
Adient Global Holdings Ltd. 7% 4/15/28 (b)	330,000	333,383
Aston Martin Capital Holdings Ltd. 10% 3/31/29 (b)	1,090,000	1,061,388
Champions Financing, Inc. 8.75% 2/15/29 (b)	4,770,000	4,874,577
Dana, Inc.:
4.25% 9/1/30	440,000	381,210
5.375% 11/15/27	295,000	285,060
Ford Motor Co.:
3.25% 2/12/32	1,085,000	873,893
4.75% 1/15/43	545,000	429,108
5.291% 12/8/46	215,000	180,784
6.1% 8/19/32	4,525,000	4,438,675
7.4% 11/1/46	435,000	459,703
Ford Motor Credit Co. LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 2.950% 8.2871% 3/6/26 (c)(d)	1,540,000	1,590,965
2.3% 2/10/25	4,905,000	4,766,547
2.9% 2/10/29	2,715,000	2,343,745
3.375% 11/13/25	545,000	523,207
3.625% 6/17/31	1,540,000	1,300,551
3.815% 11/2/27	1,640,000	1,519,446
4% 11/13/30	550,000	479,317
4.389% 1/8/26	1,090,000	1,059,096
5.125% 6/16/25	545,000	539,242
6.95% 3/6/26	4,385,000	4,444,333
IHO Verwaltungs GmbH 4.75% 9/15/26 pay-in-kind (b)(c)	215,000	207,251
LCM Investments Holdings 8.25% 8/1/31 (b)	755,000	784,286
Macquarie AirFinance Holdings:
6.4% 3/26/29 (b)	450,000	448,699
8.125% 3/30/29 (b)	1,115,000	1,165,960
8.375% 5/1/28 (b)	1,180,000	1,238,823
McLaren Finance PLC 7.5% 8/1/26 (b)	405,000	351,743
Phinia, Inc. 6.75% 4/15/29 (b)	1,045,000	1,048,722
Rivian Holdco & Rivian LLC & Rivian Automotive LLC CME Term SOFR 6 Month Index + 6.020% 11.3101% 10/15/26 (b)(c)(d)	335,000	329,975
Wand NewCo 3, Inc. 7.625% 1/30/32 (b)	1,645,000	1,672,308
ZF North America Capital, Inc.:
4.75% 4/29/25 (b)	1,310,000	1,288,994
6.875% 4/14/28 (b)	595,000	598,979
7.125% 4/14/30 (b)	595,000	608,379
		41,628,349
Banks & Thrifts - 0.9%
Ally Financial, Inc.:
5.75% 11/20/25	110,000	109,102
6.7% 2/14/33	2,170,000	2,128,737
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (b)	970,000	882,277
Quicken Loans LLC/Quicken Loans Co.-Issuer, Inc. 4% 10/15/33 (b)	435,000	355,130
UniCredit SpA:
5.861% 6/19/32 (b)(c)	2,542,000	2,457,862
7.296% 4/2/34 (b)(c)	1,403,000	1,414,844
VistaJet Malta Finance PLC / XO Management Holding, Inc.:
6.375% 2/1/30 (b)	3,129,000	2,421,325
7.875% 5/1/27 (b)	435,000	386,844
Western Alliance Bancorp. 3% 6/15/31 (c)	1,910,000	1,624,398
		11,780,519
Broadcasting - 1.7%
Clear Channel Outdoor Holdings, Inc.:
5.125% 8/15/27 (b)	2,900,000	2,688,074
9% 9/15/28 (b)	3,050,000	3,135,597
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% (b)(e)	9,005,000	225,125
DISH Network Corp. 11.75% 11/15/27 (b)	2,760,000	2,782,182
Sinclair Television Group, Inc. 5.5% 3/1/30 (b)	1,110,000	769,474
Sirius XM Radio, Inc.:
4% 7/15/28 (b)	2,505,000	2,233,010
4.125% 7/1/30 (b)	2,200,000	1,865,734
5.5% 7/1/29 (b)	660,000	612,637
TEGNA, Inc.:
4.625% 3/15/28	1,895,000	1,707,759
5% 9/15/29	725,000	639,119
Univision Communications, Inc.:
4.5% 5/1/29 (b)	2,170,000	1,887,730
6.625% 6/1/27 (b)	3,080,000	2,972,243
8% 8/15/28 (b)	1,975,000	1,972,672
		23,491,356
Building Materials - 1.2%
Advanced Drain Systems, Inc.:
5% 9/30/27 (b)	824,000	797,914
6.375% 6/15/30 (b)	490,000	487,129
AmeriTex Holdco Intermediate LLC 10.25% 10/15/28 (b)	815,000	858,506
Beacon Roofing Supply, Inc. 6.5% 8/1/30 (b)	1,325,000	1,322,712
Builders FirstSource, Inc. 4.25% 2/1/32 (b)	2,210,000	1,924,993
Eco Material Technologies, Inc. 7.875% 1/31/27 (b)	755,000	760,548
EMRLD Borrower LP / Emerald Co. 6.625% 12/15/30 (b)	4,830,000	4,786,721
Smyrna Ready Mix Concrete LLC 8.875% 11/15/31 (b)	2,240,000	2,359,041
SRS Distribution, Inc.:
4.625% 7/1/28 (b)	1,335,000	1,330,027
6% 12/1/29 (b)	1,230,000	1,247,112
Summit Materials LLC/Summit Materials Finance Corp. 7.25% 1/15/31 (b)	950,000	973,750
		16,848,453
Cable/Satellite TV - 2.4%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (b)	3,680,000	2,880,126
4.25% 1/15/34 (b)	2,145,000	1,554,077
4.5% 8/15/30 (b)	675,000	548,540
4.5% 5/1/32	5,635,000	4,326,645
4.75% 3/1/30 (b)	4,755,000	3,951,145
4.75% 2/1/32 (b)	3,090,000	2,430,083
5% 2/1/28 (b)	1,495,000	1,361,466
5.375% 6/1/29 (b)	1,705,000	1,501,762
CSC Holdings LLC:
4.125% 12/1/30 (b)	2,050,000	1,302,205
4.5% 11/15/31 (b)	555,000	352,197
4.625% 12/1/30 (b)	2,085,000	904,959
5.375% 2/1/28 (b)	3,840,000	2,946,091
7.5% 4/1/28 (b)	1,530,000	827,792
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc. 5.875% 8/15/27 (b)	535,000	498,661
DISH DBS Corp. 5.75% 12/1/28 (b)	2,740,000	1,850,273
Dolya Holdco 18 DAC 5% 7/15/28 (b)	1,505,000	1,339,782
Radiate Holdco LLC/Radiate Financial Service Ltd. 4.5% 9/15/26 (b)	1,630,000	1,244,882
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)	1,000,000	943,750
Ziggo BV 4.875% 1/15/30 (b)	1,455,000	1,273,191
		32,037,627
Capital Goods - 1.1%
ESAB Corp. 6.25% 4/15/29 (b)	2,470,000	2,460,732
Mueller Water Products, Inc. 4% 6/15/29 (b)	1,905,000	1,723,666
Regal Rexnord Corp.:
6.05% 2/15/26 (b)	1,640,000	1,640,233
6.05% 4/15/28 (b)	1,090,000	1,087,894
6.3% 2/15/30 (b)	1,090,000	1,094,661
TK Elevator U.S. Newco, Inc. 5.25% 7/15/27 (b)	4,865,000	4,653,705
Vertical Holdco GmbH 7.625% 7/15/28 (b)	1,645,000	1,612,229
		14,273,120
Chemicals - 4.4%
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/31 (b)	2,445,000	2,493,589
Consolidated Energy Finance SA 12% 2/15/31 (b)	2,085,000	2,157,985
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125% 6/15/28 (b)	1,807,000	1,685,929
Element Solutions, Inc. 3.875% 9/1/28 (b)	1,044,000	939,690
INEOS Quattro Finance 2 PLC 9.625% 3/15/29 (b)	2,460,000	2,598,835
Kobe U.S. Midco 2, Inc. 9.25% 11/1/26 pay-in-kind (b)(c)	3,860,250	3,290,863
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5% 12/31/26 (b)	1,360,000	1,314,162
LSB Industries, Inc. 6.25% 10/15/28 (b)	880,000	834,208
Methanex Corp.:
5.125% 10/15/27	3,800,000	3,654,735
5.65% 12/1/44	3,722,000	3,143,873
NOVA Chemicals Corp.:
4.25% 5/15/29 (b)	1,900,000	1,590,286
5% 5/1/25 (b)	940,000	922,437
5.25% 6/1/27 (b)	1,935,000	1,820,265
9% 2/15/30 (b)	660,000	680,063
Nufarm Australia Ltd. 5% 1/27/30 (b)	2,575,000	2,350,773
Olin Corp.:
5% 2/1/30	1,110,000	1,035,974
5.125% 9/15/27	2,795,000	2,698,313
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28 (b)	2,030,000	1,829,243
6.25% 10/1/29 (b)	2,255,000	2,032,251
9.75% 11/15/28 (b)	2,225,000	2,360,989
SCIH Salt Holdings, Inc.:
4.875% 5/1/28 (b)	3,750,000	3,486,707
6.625% 5/1/29 (b)	1,815,000	1,674,672
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (b)	1,550,000	1,487,648
The Chemours Co. LLC:
4.625% 11/15/29 (b)	790,000	676,928
5.375% 5/15/27	2,604,000	2,463,734
5.75% 11/15/28 (b)	2,625,000	2,410,730
Tronox, Inc. 4.625% 3/15/29 (b)	3,860,000	3,443,459
W.R. Grace Holding LLC:
5.625% 8/15/29 (b)	3,750,000	3,358,122
7.375% 3/1/31 (b)	440,000	446,010
		58,882,473
Consumer Products - 1.0%
HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 6.625% 7/15/30 (b)	1,850,000	1,851,116
Kohl's Corp. 4.25% 7/17/25	150,000	146,215
Mattel, Inc.:
3.375% 4/1/26 (b)	1,750,000	1,666,292
5.45% 11/1/41	435,000	380,722
Newell Brands, Inc.:
5.7% 4/1/26	545,000	536,309
6.375% 9/15/27	3,340,000	3,256,939
6.625% 9/15/29	605,000	584,357
7% 4/1/46 (f)	435,000	352,918
The Scotts Miracle-Gro Co.:
4% 4/1/31	215,000	181,115
4.375% 2/1/32	330,000	277,731
TKC Holdings, Inc.:
6.875% 5/15/28 (b)	2,260,000	2,133,395
10.5% 5/15/29 (b)	1,895,000	1,813,235
		13,180,344
Containers - 1.2%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (b)(c)	895,000	220,727
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (b)	2,250,000	1,875,053
Ball Corp.:
2.875% 8/15/30	545,000	455,460
6% 6/15/29	710,000	706,471
Graham Packaging Co., Inc. 7.125% 8/15/28 (b)	545,000	492,287
Graphic Packaging International, Inc. 3.75% 2/1/30 (b)	610,000	530,748
LABL, Inc.:
5.875% 11/1/28 (b)	330,000	293,487
6.75% 7/15/26 (b)	220,000	216,928
9.5% 11/1/28 (b)	220,000	220,082
10.5% 7/15/27 (b)	625,000	613,879
Mauser Packaging Solutions Holding Co.:
7.875% 4/15/27 (b)	1,630,000	1,660,563
9.25% 4/15/27 (b)	1,335,000	1,308,267
Owens-Brockway Glass Container, Inc. 7.25% 5/15/31 (b)	555,000	555,849
Sealed Air Corp. 5% 4/15/29 (b)	3,300,000	3,104,682
Sealed Air Corp./Sealed Air Corp. U.S.:
6.125% 2/1/28 (b)	655,000	647,020
7.25% 2/15/31 (b)	2,415,000	2,458,538
Trivium Packaging Finance BV:
5.5% 8/15/26 (b)	494,000	484,848
8.5% 8/15/27 (b)	810,000	802,112
		16,647,001
Diversified Financial Services - 3.2%
Aercap Global Aviation Trust 6.5% 6/15/45 (b)(c)	1,090,000	1,083,690
Boost Newco Borrower LLC 7.5% 1/15/31 (b)	1,525,000	1,573,940
Coinbase Global, Inc. 3.375% 10/1/28 (b)	900,000	754,527
Encore Capital Group, Inc. 9.25% 4/1/29 (b)	1,005,000	1,026,755
Fortress Transportation & Infrastructure Investors LLC 7.875% 12/1/30 (b)	1,860,000	1,932,091
GGAM Finance Ltd.:
6.875% 4/15/29 (b)	1,715,000	1,713,388
7.75% 5/15/26 (b)	1,115,000	1,132,700
8% 2/15/27 (b)	2,705,000	2,772,269
8% 6/15/28 (b)	1,675,000	1,724,975
Gn Bondco LLC 9.5% 10/15/31 (b)	2,490,000	2,391,200
Hightower Holding LLC 6.75% 4/15/29 (b)	1,835,000	1,722,336
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29	4,560,000	3,838,789
5.25% 5/15/27	3,780,000	3,453,975
6.25% 5/15/26	2,390,000	2,324,432
6.375% 12/15/25	1,225,000	1,203,056
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5% 8/15/28 (b)	390,000	350,887
Jefferson Capital Holding 9.5% 2/15/29 (b)	1,050,000	1,068,333
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.75% 6/15/29 (b)	1,415,000	1,262,821
LPL Holdings, Inc. 4.375% 5/15/31 (b)	545,000	484,889
OneMain Finance Corp.:
3.5% 1/15/27	3,265,000	3,003,825
3.875% 9/15/28	4,040,000	3,556,070
6.875% 3/15/25	220,000	221,441
7.125% 3/15/26	3,970,000	4,006,127
Scientific Games Holdings LP/Scientific Games U.S. Finco, Inc. 6.625% 3/1/30 (b)	1,425,000	1,348,089
		43,950,605
Diversified Media - 0.4%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (b)	2,875,000	2,675,264
CMG Media Corp. 8.875% 12/15/27 (b)	5,100,000	2,774,591
		5,449,855
Energy - 13.0%
Altus Midstream LP:
5.875% 6/15/30 (b)	1,535,000	1,484,152
6.625% 12/15/28 (b)	4,320,000	4,340,796
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.75% 3/1/27 (b)	545,000	535,085
7.875% 5/15/26 (b)	545,000	554,905
Apache Corp.:
4.25% 1/15/30	775,000	712,908
5.1% 9/1/40	980,000	815,677
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (b)	2,540,000	2,300,112
Baytex Energy Corp. 7.375% 3/15/32 (b)	1,780,000	1,795,133
California Resources Corp. 7.125% 2/1/26 (b)	765,000	769,234
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.75% 7/15/28 (b)	960,000	920,464
CGG SA 8.75% 4/1/27 (b)	1,310,000	1,225,890
Cheniere Energy Partners LP:
3.25% 1/31/32	2,190,000	1,829,669
4% 3/1/31	1,085,000	968,100
Citgo Petroleum Corp.:
6.375% 6/15/26 (b)	2,380,000	2,376,316
8.375% 1/15/29 (b)	1,230,000	1,272,913
CNX Resources Corp. 7.375% 1/15/31 (b)	625,000	632,675
Comstock Resources, Inc.:
5.875% 1/15/30 (b)	1,410,000	1,284,188
6.75% 3/1/29 (b)	1,535,000	1,461,491
CQP Holdco LP / BIP-V Chinook Holdco LLC 7.5% 12/15/33 (b)	1,560,000	1,569,577
CrownRock LP/CrownRock Finance, Inc.:
5% 5/1/29 (b)	1,855,000	1,827,567
5.625% 10/15/25 (b)	230,000	228,728
CVR Energy, Inc.:
5.75% 2/15/28 (b)	2,890,000	2,685,435
8.5% 1/15/29 (b)	3,810,000	3,819,401
Delek Logistics Partners LP/Delek Logistics Finance Corp.:
7.125% 6/1/28 (b)	3,165,000	3,091,286
8.625% 3/15/29 (b)	2,440,000	2,458,462
DT Midstream, Inc.:
4.125% 6/15/29 (b)	1,140,000	1,033,260
4.375% 6/15/31 (b)	545,000	483,827
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (b)	1,020,000	1,033,182
Energy Transfer LP:
5.625% 5/1/27 (b)	9,034,000	8,945,100
5.75% 4/1/25	2,285,000	2,280,510
7.375% 2/1/31 (b)	1,090,000	1,124,021
EnLink Midstream LLC:
5.625% 1/15/28 (b)	5,415,000	5,320,483
6.5% 9/1/30 (b)	1,020,000	1,032,804
EnLink Midstream Partners LP:
4.15% 6/1/25	545,000	531,902
4.85% 7/15/26	985,000	957,992
EQM Midstream Partners LP:
4% 8/1/24	1,005,000	997,515
4.75% 1/15/31 (b)	445,000	406,611
6% 7/1/25 (b)	140,000	139,766
6.5% 7/1/27 (b)	437,000	437,607
6.5% 7/15/48	220,000	217,066
Ferrellgas LP/Ferrellgas Finance Corp. 5.375% 4/1/26 (b)	295,000	289,054
Global Partners LP/GLP Finance Corp.:
6.875% 1/15/29	2,210,000	2,162,783
7% 8/1/27	2,927,000	2,903,843
Harvest Midstream I LP:
7.5% 9/1/28 (b)	1,110,000	1,113,041
7.5% 5/15/32 (b)	2,535,000	2,538,144
Hess Midstream Operations LP:
4.25% 2/15/30 (b)	1,115,000	1,006,281
5.125% 6/15/28 (b)	3,025,000	2,895,378
5.5% 10/15/30 (b)	545,000	521,094
5.625% 2/15/26 (b)	2,610,000	2,580,677
HF Sinclair Corp. 5% 2/1/28 (b)	2,280,000	2,187,511
Howard Midstream Energy Partners LLC 8.875% 7/15/28 (b)	1,170,000	1,225,431
Jonah Energy Parent LLC 12% 11/5/25 (g)(h)	3,297,992	3,520,607
Kodiak Gas Services LLC 7.25% 2/15/29 (b)	1,950,000	1,964,062
Matador Resources Co. 6.5% 4/15/32 (b)	2,310,000	2,289,417
Mesquite Energy, Inc. 7.25% (b)(e)(h)	10,580,000	1
New Fortress Energy, Inc.:
6.5% 9/30/26 (b)	5,850,000	5,594,144
8.75% 3/15/29 (b)	4,055,000	3,954,637
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.125% 2/15/29 (b)	1,950,000	1,981,044
Northern Oil & Gas, Inc.:
8.125% 3/1/28 (b)	1,730,000	1,750,159
8.75% 6/15/31 (b)	555,000	583,807
Occidental Petroleum Corp.:
4.4% 4/15/46	1,630,000	1,259,253
4.5% 7/15/44	1,335,000	1,009,740
5.5% 12/1/25	2,335,000	2,323,115
5.875% 9/1/25	1,656,000	1,656,046
6.125% 1/1/31	1,895,000	1,918,782
6.625% 9/1/30	3,190,000	3,305,319
7.5% 5/1/31	2,575,000	2,803,822
7.875% 9/15/31	635,000	704,907
7.95% 6/15/39	270,000	305,669
8.875% 7/15/30	2,170,000	2,481,026
PBF Holding Co. LLC/PBF Finance Corp. 7.875% 9/15/30 (b)	2,660,000	2,735,768
Permian Resources Operating LLC:
5.875% 7/1/29 (b)	1,573,000	1,529,743
7% 1/15/32 (b)	2,785,000	2,839,070
Prairie Acquiror LP 9% 8/1/29 (b)	1,080,000	1,103,123
Rockies Express Pipeline LLC:
4.8% 5/15/30 (b)	145,000	130,544
4.95% 7/15/29 (b)	1,480,000	1,360,614
6.875% 4/15/40 (b)	655,000	622,625
Seadrill Finance Ltd. 8.375% 8/1/30 (b)	925,000	963,638
Sitio Royalties OP / Sitio Finance Corp. 7.875% 11/1/28 (b)	2,285,000	2,349,765
SM Energy Co. 5.625% 6/1/25	1,200,000	1,191,089
Southwestern Energy Co. 4.75% 2/1/32	1,640,000	1,476,928
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.875% 3/1/27	210,000	206,896
Sunnova Energy Corp.:
5.875% 9/1/26 (b)	880,000	547,315
11.75% 10/1/28 (b)	1,210,000	722,414
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	4,570,000	4,172,260
5.875% 3/15/28	875,000	853,892
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (b)	1,155,000	1,044,741
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (b)	3,125,000	2,966,942
6% 9/1/31 (b)	3,695,000	3,430,523
Talos Production, Inc. 9% 2/1/29 (b)	560,000	590,834
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875% 2/1/31	1,085,000	1,015,421
Teine Energy Ltd. 6.875% 4/15/29 (b)	295,000	286,615
Transocean Poseidon Ltd. 6.875% 2/1/27 (b)	681,750	679,747
Transocean, Inc.:
8% 2/1/27 (b)	4,113,000	4,122,945
8.75% 2/15/30 (b)	1,273,500	1,327,852
U.S.A. Compression Partners LP/U.S.A. Compression Finance Corp. 7.125% 3/15/29 (b)	1,630,000	1,619,575
Valaris Ltd. 8.375% 4/30/30 (b)	2,135,000	2,195,665
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (b)	2,155,000	1,904,012
4.125% 8/15/31 (b)	1,680,000	1,466,257
6.25% 1/15/30 (b)	1,445,000	1,428,697
Western Gas Partners LP:
3.1% 2/1/25	1,950,000	1,906,001
3.95% 6/1/25	540,000	528,988
5.25% 2/1/50	1,085,000	920,247
5.3% 3/1/48	540,000	451,564
5.5% 8/15/48	325,000	275,318
		175,698,232
Environmental - 1.0%
Clean Harbors, Inc. 6.375% 2/1/31 (b)	515,000	510,209
Covanta Holding Corp. 4.875% 12/1/29 (b)	1,650,000	1,446,399
Darling Ingredients, Inc. 6% 6/15/30 (b)	910,000	884,012
GFL Environmental, Inc.:
3.75% 8/1/25 (b)	1,090,000	1,059,969
5.125% 12/15/26 (b)	1,090,000	1,061,434
6.75% 1/15/31 (b)	930,000	937,518
Madison IAQ LLC:
4.125% 6/30/28 (b)	2,375,000	2,203,169
5.875% 6/30/29 (b)	2,280,000	2,115,485
Stericycle, Inc. 3.875% 1/15/29 (b)	3,330,000	2,958,851
		13,177,046
Food & Drug Retail - 0.8%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.25% 3/15/26 (b)	295,000	280,169
3.5% 3/15/29 (b)	2,690,000	2,373,569
4.875% 2/15/30 (b)	1,855,000	1,730,186
Emergent BioSolutions, Inc. 3.875% 8/15/28 (b)	4,325,000	2,184,833
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (b)	785,000	673,894
Parkland Corp. 4.625% 5/1/30 (b)	3,475,000	3,140,506
		10,383,157
Food/Beverage/Tobacco - 2.6%
BellRing Brands, Inc. 7% 3/15/30 (b)	435,000	440,189
C&S Group Enterprises LLC 5% 12/15/28 (b)	2,380,000	1,824,739
Chobani LLC/Finance Corp., Inc.:
4.625% 11/15/28 (b)	435,000	402,618
7.625% 7/1/29 (b)	1,490,000	1,505,758
Fiesta Purchaser, Inc. 7.875% 3/1/31 (b)	1,195,000	1,217,662
KeHE Distributor / Nextwave 9% 2/15/29 (b)	1,935,000	1,953,802
Lamb Weston Holdings, Inc.:
4.125% 1/31/30 (b)	3,660,000	3,262,168
4.375% 1/31/32 (b)	545,000	472,300
Performance Food Group, Inc.:
4.25% 8/1/29 (b)	2,690,000	2,411,258
5.5% 10/15/27 (b)	1,505,000	1,456,794
Pilgrim's Pride Corp.:
3.5% 3/1/32	545,000	448,770
4.25% 4/15/31	640,000	566,330
Post Holdings, Inc.:
4.625% 4/15/30 (b)	1,290,000	1,165,025
5.5% 12/15/29 (b)	3,980,000	3,774,420
Primo Water Holdings, Inc. 4.375% 4/30/29 (b)	2,685,000	2,450,755
TreeHouse Foods, Inc. 4% 9/1/28	860,000	761,481
Triton Water Holdings, Inc. 6.25% 4/1/29 (b)	7,460,000	6,689,598
U.S. Foods, Inc.:
4.625% 6/1/30 (b)	820,000	745,648
4.75% 2/15/29 (b)	2,180,000	2,030,998
7.25% 1/15/32 (b)	1,225,000	1,250,870
United Natural Foods, Inc. 6.75% 10/15/28 (b)	215,000	164,999
		34,996,182
Gaming - 2.1%
Affinity Interactive 6.875% 12/15/27 (b)	1,105,000	989,035
Caesars Entertainment, Inc.:
6.5% 2/15/32 (b)	3,735,000	3,679,884
7% 2/15/30 (b)	1,305,000	1,314,165
8.125% 7/1/27 (b)	2,509,000	2,542,866
Churchill Downs, Inc. 5.75% 4/1/30 (b)	3,965,000	3,772,881
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.:
4.625% 1/15/29 (b)	2,730,000	2,469,660
6.75% 1/15/30 (b)	2,125,000	1,848,833
Jacobs Entertainment, Inc. 6.75% 2/15/29 (b)	975,000	924,893
Ontario Gaming Gta LP/Otg Co.-I 8% 8/1/30 (b)	660,000	670,105
Station Casinos LLC:
4.5% 2/15/28 (b)	1,665,000	1,544,320
6.625% 3/15/32 (b)	2,735,000	2,680,147
VICI Properties LP / VICI Note Co. 4.125% 8/15/30 (b)	1,085,000	967,079
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.125% 2/15/31 (b)	5,135,000	5,208,237
		28,612,105
Healthcare - 6.7%
1375209 BC Ltd. 9% 1/30/28 (b)	1,306,000	1,282,128
180 Medical, Inc. 3.875% 10/15/29 (b)	1,055,000	934,102
Amgen, Inc. 5.6% 3/2/43	1,195,000	1,152,345
AMN Healthcare 4% 4/15/29 (b)	680,000	601,901
Avantor Funding, Inc.:
3.875% 11/1/29 (b)	1,345,000	1,190,860
4.625% 7/15/28 (b)	885,000	822,698
Bausch Health Companies, Inc. 5.5% 11/1/25 (b)	2,740,000	2,552,171
Cano Health, Inc. 6.25% (b)(e)	550,000	688
Catalent Pharma Solutions 3.5% 4/1/30 (b)	1,320,000	1,255,693
Centene Corp. 2.5% 3/1/31	1,470,000	1,181,425
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (b)	1,150,000	1,033,032
4% 3/15/31 (b)	975,000	850,437
4.25% 5/1/28 (b)	472,000	439,014
Community Health Systems, Inc.:
4.75% 2/15/31 (b)	4,055,000	3,165,090
5.25% 5/15/30 (b)	7,690,000	6,287,229
5.625% 3/15/27 (b)	4,905,000	4,491,221
6% 1/15/29 (b)	2,290,000	1,997,889
6.125% 4/1/30 (b)	2,340,000	1,654,409
6.875% 4/15/29 (b)	1,490,000	1,107,663
8% 3/15/26 (b)	531,000	528,415
10.875% 1/15/32 (b)	1,015,000	1,039,132
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (b)	2,070,000	1,873,665
DaVita, Inc.:
3.75% 2/15/31 (b)	855,000	703,556
4.625% 6/1/30 (b)	4,560,000	3,995,170
Embecta Corp. 5% 2/15/30 (b)	860,000	663,018
Grifols SA 4.75% 10/15/28 (b)	660,000	533,042
HCA Holdings, Inc. 5.5% 6/15/47	1,085,000	975,393
HealthEquity, Inc. 4.5% 10/1/29 (b)	1,865,000	1,698,687
Hologic, Inc. 3.25% 2/15/29 (b)	840,000	741,850
Humana, Inc. 5.875% 3/1/33	1,085,000	1,084,105
IQVIA, Inc. 6.5% 5/15/30 (b)	1,110,000	1,115,036
Jazz Securities DAC 4.375% 1/15/29 (b)	1,850,000	1,683,181
Medline Borrower LP 3.875% 4/1/29 (b)	6,955,000	6,230,505
Medline Borrower LP / Medline Co. 6.25% 4/1/29 (b)	1,365,000	1,356,269
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (b)	785,000	545,337
Modivcare, Inc. 5.875% 11/15/25 (b)	1,490,000	1,453,207
Molina Healthcare, Inc. 3.875% 11/15/30 (b)	1,465,000	1,270,583
Option Care Health, Inc. 4.375% 10/31/29 (b)	255,000	228,374
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (b)	3,935,000	3,583,828
5.125% 4/30/31 (b)	1,050,000	907,937
Owens & Minor, Inc. 4.5% 3/31/29 (b)	1,010,000	905,427
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (b)	2,895,000	2,533,096
Radiology Partners, Inc. 8.5% 1/31/29 pay-in-kind (b)(c)	1,380,479	1,273,492
Surgery Center Holdings, Inc. 7.25% 4/15/32 (b)	1,995,000	1,992,276
Teleflex, Inc. 4.25% 6/1/28 (b)	930,000	859,387
Tenet Healthcare Corp.:
4.25% 6/1/29	2,790,000	2,555,587
4.375% 1/15/30	1,990,000	1,807,035
4.625% 6/15/28	2,545,000	2,394,899
6.125% 10/1/28	3,035,000	2,996,920
6.125% 6/15/30	2,820,000	2,761,452
6.25% 2/1/27	2,741,000	2,729,942
6.75% 5/15/31 (b)	390,000	390,773
Teva Pharmaceutical Finance Netherlands III BV:
3.15% 10/1/26	1,310,000	1,213,609
7.875% 9/15/29	330,000	347,519
8.125% 9/15/31	330,000	356,122
U.S. Acute Care Solutions 9.75% 5/15/29 (b)	585,000	573,671
		89,901,492
Homebuilders/Real Estate - 3.3%
Anywhere Real Estate Group LLC 7% 4/15/30 (b)	874,400	767,238
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 8/1/29 (b)	985,000	890,851
Beazer Homes U.S.A., Inc. 7.5% 3/15/31 (b)	1,085,000	1,072,443
Greystar Real Estate Partners 7.75% 9/1/30 (b)	555,000	571,640
HAT Holdings I LLC/HAT Holdings II LLC 8% 6/15/27 (b)	1,520,000	1,558,226
Howard Hughes Corp.:
4.125% 2/1/29 (b)	945,000	834,499
4.375% 2/1/31 (b)	775,000	657,157
Kennedy-Wilson, Inc. 4.75% 2/1/30	1,605,000	1,271,156
Landsea Homes Corp. 8.875% 4/1/29 (b)	1,330,000	1,305,063
LGI Homes, Inc. 8.75% 12/15/28 (b)	960,000	998,607
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31	5,035,000	3,376,118
4.625% 8/1/29	2,850,000	2,132,673
5% 10/15/27	9,335,000	7,635,657
5.25% 8/1/26	1,085,000	988,241
Panther Escrow Issuer LLC 7.125% 6/1/31 (b)	2,255,000	2,266,695
Railworks Holdings LP 8.25% 11/15/28 (b)	1,990,000	1,987,383
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (b)	32,000	22,120
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (b)	25,000	16,781
Rithm Capital Corp. 8% 4/1/29 (b)	830,000	811,627
Safehold Operating Partnership LP 2.85% 1/15/32	1,635,000	1,311,328
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.125% 8/1/30 (b)	395,000	367,813
TopBuild Corp. 4.125% 2/15/32 (b)	1,185,000	1,025,915
TRI Pointe Group, Inc./TRI Pointe Holdings, Inc. 5.875% 6/15/24	30,000	29,965
TRI Pointe Homes, Inc. 5.7% 6/15/28	220,000	212,931
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC:
4.75% 4/15/28 (b)	6,395,000	5,608,737
6.5% 2/15/29 (b)	4,996,000	4,016,417
10.5% 2/15/28 (b)	2,175,000	2,256,410
		43,993,691
Hotels - 0.8%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (b)	4,715,000	3,962,114
3.75% 5/1/29 (b)	495,000	444,021
4% 5/1/31 (b)	2,420,000	2,120,497
5.875% 4/1/29 (b)	685,000	675,927
Hilton Grand Vacations Borrower Escrow LLC 6.625% 1/15/32 (b)	2,585,000	2,548,467
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (b)	1,785,000	1,636,696
		11,387,722
Insurance - 1.7%
Acrisure LLC / Acrisure Finance, Inc.:
4.25% 2/15/29 (b)	435,000	389,699
8.25% 2/1/29 (b)	1,485,000	1,472,802
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer:
4.25% 10/15/27 (b)	3,740,000	3,488,697
5.875% 11/1/29 (b)	1,365,000	1,253,402
6.75% 10/15/27 (b)	6,945,000	6,810,393
6.75% 4/15/28 (b)	540,000	539,430
AmWINS Group, Inc. 4.875% 6/30/29 (b)	1,660,000	1,509,075
AssuredPartners, Inc.:
5.625% 1/15/29 (b)	1,355,000	1,235,597
7.5% 2/15/32 (b)	2,145,000	2,082,656
HUB International Ltd. 7.25% 6/15/30 (b)	3,595,000	3,647,735
USI, Inc. 7.5% 1/15/32 (b)	840,000	835,531
		23,265,017
Leisure - 2.3%
Amer Sports Co. 6.75% 2/16/31 (b)	1,375,000	1,354,136
Carnival Corp.:
5.75% 3/1/27 (b)	3,414,000	3,331,932
6% 5/1/29 (b)	2,235,000	2,165,812
6.65% 1/15/28	300,000	297,304
7% 8/15/29 (b)	2,465,000	2,530,502
10.5% 6/1/30 (b)	1,985,000	2,155,726
ClubCorp Holdings, Inc. 8.5% 9/15/25 (b)	315,000	284,800
MajorDrive Holdings IV LLC 6.375% 6/1/29 (b)	1,705,000	1,599,995
NCL Corp. Ltd.:
5.875% 3/15/26 (b)	890,000	872,040
7.75% 2/15/29 (b)	3,300,000	3,375,989
NCL Finance Ltd. 6.125% 3/15/28 (b)	3,490,000	3,405,468
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27 (b)	1,535,000	1,493,808
5.5% 4/1/28 (b)	2,745,000	2,671,892
6.25% 3/15/32 (b)	1,730,000	1,705,386
7.25% 1/15/30 (b)	540,000	555,316
Viking Cruises Ltd. 9.125% 7/15/31 (b)	1,195,000	1,281,768
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (b)	630,000	602,878
Voc Escrow Ltd. 5% 2/15/28 (b)	865,000	824,930
		30,509,682
Metals/Mining - 1.8%
Alcoa Nederland Holding BV 7.125% 3/15/31 (b)	530,000	536,099
Arsenal AIC Parent LLC 8% 10/1/30 (b)	740,000	770,463
Cleveland-Cliffs, Inc.:
4.875% 3/1/31 (b)	215,000	188,344
7% 3/15/32 (b)	2,045,000	1,997,213
Constellium NV 5.875% 2/15/26 (b)	797,000	788,791
Eldorado Gold Corp. 6.25% 9/1/29 (b)	1,005,000	948,419
ERO Copper Corp. 6.5% 2/15/30 (b)	5,665,000	5,328,499
First Quantum Minerals Ltd.:
6.875% 10/15/27 (b)	2,360,000	2,265,600
8.625% 6/1/31 (b)	1,180,000	1,147,491
9.375% 3/1/29 (b)	3,380,000	3,492,132
FMG Resources Pty Ltd.:
4.375% 4/1/31 (b)	545,000	479,842
4.5% 9/15/27 (b)	630,000	594,148
Mineral Resources Ltd.:
8.5% 5/1/30 (b)	1,400,000	1,433,842
9.25% 10/1/28 (b)	1,105,000	1,158,411
Novelis Corp.:
3.25% 11/15/26 (b)	330,000	308,538
3.875% 8/15/31 (b)	545,000	461,514
PMHC II, Inc. 9% 2/15/30 (b)	2,130,000	1,977,106
		23,876,452
Paper - 0.8%
Ahlstrom Holding 3 OY 4.875% 2/4/28 (b)	2,205,000	2,018,237
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
4% 9/1/29 (b)	1,145,000	943,846
6% 6/15/27 (b)	1,985,000	1,924,174
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29 (b)	3,325,000	3,316,649
8.75% 4/15/30 (b)	2,330,000	2,251,830
Mercer International, Inc. 5.125% 2/1/29	710,000	620,115
		11,074,851
Publishing/Printing - 0.1%
News Corp. 5.125% 2/15/32 (b)	1,685,000	1,543,933
Railroad - 0.2%
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (b)	1,045,000	913,419
Genesee & Wyoming, Inc. 6.25% 4/15/32 (b)	2,040,000	2,027,535
		2,940,954
Restaurants - 0.8%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (b)	930,000	857,937
4% 10/15/30 (b)	5,530,000	4,768,928
5.75% 4/15/25 (b)	425,000	423,025
Garden SpinCo Corp. 8.625% 7/20/30 (b)	550,000	579,911
Yum! Brands, Inc.:
3.625% 3/15/31	545,000	470,933
4.625% 1/31/32	3,225,000	2,903,270
5.375% 4/1/32	435,000	410,328
		10,414,332
Services - 5.8%
AECOM 5.125% 3/15/27	730,000	709,199
Allied Universal Holdco LLC 7.875% 2/15/31 (b)	2,020,000	2,024,461
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6% 6/1/29 (b)	2,040,000	1,731,997
9.75% 7/15/27 (b)	1,455,000	1,449,491
APX Group, Inc.:
5.75% 7/15/29 (b)	1,390,000	1,292,469
6.75% 2/15/27 (b)	1,280,000	1,271,510
Aramark Services, Inc. 5% 2/1/28 (b)	1,560,000	1,481,194
Artera Services LLC 8.5% 2/15/31 (b)	5,195,000	5,315,805
ASGN, Inc. 4.625% 5/15/28 (b)	1,025,000	956,538
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp. 4.625% 6/1/28 (b)	2,190,000	1,964,491
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (b)	3,975,000	3,676,269
Brand Industrial Services, Inc. 10.375% 8/1/30 (b)	5,400,000	5,794,735
CoreCivic, Inc.:
4.75% 10/15/27	3,661,000	3,412,932
8.25% 4/15/29	1,365,000	1,410,448
CoreLogic, Inc. 4.5% 5/1/28 (b)	1,535,000	1,328,123
Gartner, Inc.:
3.625% 6/15/29 (b)	345,000	308,702
3.75% 10/1/30 (b)	555,000	483,001
4.5% 7/1/28 (b)	2,505,000	2,355,696
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC 7.125% 7/31/26 (b)	5,221,000	5,190,000
Iron Mountain, Inc. 4.5% 2/15/31 (b)	545,000	480,700
Korn Ferry 4.625% 12/15/27 (b)	400,000	379,307
Life Time, Inc. 8% 4/15/26 (b)	1,655,000	1,657,903
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (b)	2,925,000	2,756,813
Prime Securities Services Borrower LLC/Prime Finance, Inc. 5.75% 4/15/26 (b)	1,090,000	1,076,290
Service Corp. International:
4% 5/15/31	945,000	814,083
5.125% 6/1/29	597,000	570,015
Sotheby's 7.375% 10/15/27 (b)	1,270,000	1,183,542
Staples, Inc. 7.5% 4/15/26 (b)	2,690,000	2,593,475
The GEO Group, Inc.:
8.625% 4/15/29 (b)	2,885,000	2,920,657
10.25% 4/15/31 (b)	2,710,000	2,793,848
TriNet Group, Inc. 3.5% 3/1/29 (b)	3,950,000	3,458,514
Uber Technologies, Inc.:
4.5% 8/15/29 (b)	6,630,000	6,176,491
8% 11/1/26 (b)	3,275,000	3,307,494
United Rentals North America, Inc.:
6% 12/15/29 (b)	545,000	539,319
6.125% 3/15/34 (b)	3,415,000	3,334,347
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (b)	2,762,000	2,677,789
		78,877,648
Steel - 0.2%
Commercial Metals Co.:
3.875% 2/15/31	655,000	569,880
4.125% 1/15/30	1,140,000	1,020,631
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (b)	1,475,000	1,333,052
		2,923,563
Super Retail - 1.6%
Bath & Body Works, Inc. 6.694% 1/15/27	625,000	628,879
Carvana Co.:
4.875% 9/1/29 (b)	1,855,000	1,209,815
5.5% 4/15/27 (b)	1,025,000	801,758
5.875% 10/1/28 (b)	507,000	341,239
10.25% 5/1/30 (b)	150,000	120,036
12% 12/1/28 pay-in-kind (b)(c)	606,433	593,978
13% 6/1/30 pay-in-kind (b)(c)	915,167	907,986
14% 6/1/31 pay-in-kind (b)(c)	1,086,116	1,088,733
EG Global Finance PLC 12% 11/30/28 (b)	5,560,000	5,739,576
Hanesbrands, Inc. 4.875% 5/15/26 (b)	295,000	285,325
LBM Acquisition LLC 6.25% 1/15/29 (b)	2,315,000	2,125,088
Levi Strauss & Co. 3.5% 3/1/31 (b)	700,000	597,473
Michaels Companies, Inc.:
5.25% 5/1/28 (b)	1,425,000	1,206,087
7.875% 5/1/29 (b)	1,100,000	805,985
Nordstrom, Inc.:
4.25% 8/1/31	1,630,000	1,405,901
4.375% 4/1/30	1,090,000	972,834
Wolverine World Wide, Inc. 4% 8/15/29 (b)	3,250,000	2,595,854
		21,426,547
Technology - 6.0%
Acuris Finance U.S. 5% 5/1/28 (b)	4,495,000	4,077,815
Athenahealth Group, Inc. 6.5% 2/15/30 (b)	760,000	684,188
Black Knight InfoServ LLC 3.625% 9/1/28 (b)	3,485,000	3,236,694
Block, Inc. 3.5% 6/1/31	3,117,000	2,633,099
Broadcom, Inc.:
2.45% 2/15/31 (b)	2,035,000	1,672,490
2.6% 2/15/33 (b)	1,570,000	1,237,542
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (b)	710,000	646,529
4.875% 7/1/29 (b)	720,000	655,702
Cloud Software Group, Inc.:
6.5% 3/31/29 (b)	2,710,000	2,570,309
9% 9/30/29 (b)	5,045,000	4,854,578
CNT PRNT/CDK GLO II/FIN 8% 6/15/29 (b)	2,415,000	2,484,566
Coherent Corp. 5% 12/15/29 (b)	2,885,000	2,661,582
CommScope, Inc.:
4.75% 9/1/29 (b)	1,415,000	986,963
6% 3/1/26 (b)	1,260,000	1,126,125
Elastic NV 4.125% 7/15/29 (b)	1,715,000	1,527,217
Entegris, Inc.:
3.625% 5/1/29 (b)	990,000	876,150
4.75% 4/15/29 (b)	3,475,000	3,277,576
5.95% 6/15/30 (b)	3,270,000	3,184,142
Gen Digital, Inc.:
5% 4/15/25 (b)	1,090,000	1,076,793
7.125% 9/30/30 (b)	545,000	550,623
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29 (b)	2,070,000	1,835,574
5.25% 12/1/27 (b)	625,000	603,409
GrafTech Global Enterprises, Inc. 9.875% 12/15/28 (b)	1,090,000	819,472
HTA Group Ltd. 7% 12/18/25 (b)	3,830,000	3,824,016
ION Trading Technologies Ltd. 5.75% 5/15/28 (b)	4,095,000	3,740,409
Match Group Holdings II LLC:
3.625% 10/1/31 (b)	325,000	268,289
4.125% 8/1/30 (b)	695,000	601,874
MicroStrategy, Inc. 6.125% 6/15/28 (b)	3,355,000	3,109,321
ON Semiconductor Corp. 3.875% 9/1/28 (b)	1,875,000	1,701,509
Open Text Corp.:
3.875% 2/15/28 (b)	1,310,000	1,195,775
3.875% 12/1/29 (b)	1,655,000	1,448,464
Open Text Holdings, Inc.:
4.125% 2/15/30 (b)	1,840,000	1,616,050
4.125% 12/1/31 (b)	875,000	749,940
Rackspace Finance LLC 3.5% 5/15/28 (b)	2,262,850	950,397
Roblox Corp. 3.875% 5/1/30 (b)	3,450,000	2,983,720
Seagate HDD Cayman:
5.75% 12/1/34	1,210,000	1,145,795
8.25% 12/15/29 (b)	555,000	589,902
8.5% 7/15/31 (b)	670,000	715,362
Sensata Technologies BV:
4% 4/15/29 (b)	3,430,000	3,070,816
5% 10/1/25 (b)	215,000	212,237
Sensata Technologies, Inc. 3.75% 2/15/31 (b)	545,000	460,567
SS&C Technologies, Inc. 5.5% 9/30/27 (b)	440,000	427,688
TTM Technologies, Inc. 4% 3/1/29 (b)	4,905,000	4,386,933
UKG, Inc. 6.875% 2/1/31 (b)	1,605,000	1,608,059
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (b)	1,760,000	1,601,193
VM Consolidated, Inc. 5.5% 4/15/29 (b)	2,020,000	1,900,977
		81,588,431
Telecommunications - 4.5%
Altice Financing SA:
5% 1/15/28 (b)	1,570,000	1,239,055
5.75% 8/15/29 (b)	6,145,000	4,564,349
Altice France Holding SA 6% 2/15/28 (b)	2,945,000	859,100
Altice France SA:
5.125% 1/15/29 (b)	2,620,000	1,710,277
5.125% 7/15/29 (b)	3,475,000	2,263,495
5.5% 1/15/28 (b)	4,455,000	3,009,797
5.5% 10/15/29 (b)	20,000	13,086
C&W Senior Finance Ltd. 6.875% 9/15/27 (b)	6,814,000	6,452,313
Cablevision Lightpath LLC:
3.875% 9/15/27 (b)	765,000	675,001
5.625% 9/15/28 (b)	605,000	488,221
Consolidated Communications, Inc. 5% 10/1/28 (b)	930,000	772,010
Frontier Communications Holdings LLC:
5% 5/1/28 (b)	430,000	395,595
5.875% 10/15/27 (b)	1,685,000	1,616,182
5.875% 11/1/29	2,485,000	2,074,793
8.75% 5/15/30 (b)	1,675,000	1,705,368
IHS Netherlands Holdco BV 8% 9/18/27 (b)	680,000	639,200
Intelsat Jackson Holdings SA 6.5% 3/15/30 (b)	3,100,000	2,967,144
LCPR Senior Secured Financing DAC 5.125% 7/15/29 (b)	1,010,000	842,217
Level 3 Financing, Inc.:
3.875% 10/15/30 (b)	565,000	310,593
4.5% 4/1/30 (b)	2,100,000	1,200,933
10.5% 5/15/30 (b)	2,909,000	2,882,591
11% 11/15/29 (b)	1,014,402	1,035,196
Millicom International Cellular SA:
4.5% 4/27/31 (b)	3,880,000	3,229,305
5.125% 1/15/28 (b)	211,500	195,109
Sable International Finance Ltd. 5.75% 9/7/27 (b)	748,000	710,873
SBA Communications Corp. 3.125% 2/1/29	550,000	478,972
Telecom Italia Capital SA:
6% 9/30/34	3,032,000	2,553,022
7.2% 7/18/36	1,449,000	1,311,029
7.721% 6/4/38	400,000	371,901
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6% 1/15/30 (b)	3,690,000	2,869,680
Virgin Media Secured Finance PLC 4.5% 8/15/30 (b)	2,980,000	2,515,648
VMED O2 UK Financing I PLC 4.25% 1/31/31 (b)	3,745,000	3,059,495
Windstream Escrow LLC 7.75% 8/15/28 (b)	2,220,000	2,139,053
Zayo Group Holdings, Inc.:
4% 3/1/27 (b)	2,600,000	2,069,503
6.125% 3/1/28 (b)	1,755,000	1,169,711
		60,389,817
Textiles/Apparel - 0.2%
Crocs, Inc. 4.125% 8/15/31 (b)	720,000	604,202
Foot Locker, Inc. 4% 10/1/29 (b)	715,000	570,706
Kontoor Brands, Inc. 4.125% 11/15/29 (b)	580,000	515,237
Victoria's Secret & Co. 4.625% 7/15/29 (b)	810,000	636,389
		2,326,534
Transportation Ex Air/Rail - 0.6%
Golar LNG Ltd. 7% 10/20/25 (b)	1,690,000	1,682,513
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (b)	1,020,000	856,038
Seaspan Corp. 5.5% 8/1/29 (b)	3,000,000	2,580,089
XPO, Inc.:
6.25% 6/1/28 (b)	335,000	333,747
7.125% 6/1/31 (b)	550,000	552,835
7.125% 2/1/32 (b)	1,650,000	1,659,574
		7,664,796
Utilities - 2.7%
Clearway Energy Operating LLC:
3.75% 2/15/31 (b)	2,580,000	2,181,173
3.75% 1/15/32 (b)	280,000	231,844
DPL, Inc.:
4.125% 7/1/25	1,370,000	1,330,759
4.35% 4/15/29	185,000	166,794
FirstEnergy Corp. 3.4% 3/1/50	2,175,000	1,395,694
NextEra Energy Partners LP 7.25% 1/15/29 (b)	2,495,000	2,527,156
NRG Energy, Inc.:
3.375% 2/15/29 (b)	2,360,000	2,069,615
3.625% 2/15/31 (b)	790,000	668,788
5.25% 6/15/29 (b)	2,565,000	2,425,968
PG&E Corp.:
5% 7/1/28	4,420,000	4,211,499
5.25% 7/1/30	5,970,000	5,589,671
Pike Corp.:
5.5% 9/1/28 (b)	4,027,000	3,816,529
8.625% 1/31/31 (b)	1,425,000	1,492,786
Vistra Operations Co. LLC:
5% 7/31/27 (b)	2,849,000	2,711,471
5.5% 9/1/26 (b)	1,130,000	1,102,799
5.625% 2/15/27 (b)	1,965,000	1,911,846
7.75% 10/15/31 (b)	2,445,000	2,507,572
		36,341,964
TOTAL NONCONVERTIBLE BONDS		1,123,604,856
TOTAL CORPORATE BONDS (Cost $1,220,853,677)		1,142,354,731

Commercial Mortgage Securities - 0.4%
	Principal Amount (a)	Value ($)
BX Commercial Mortgage Trust floater Series 2021-SOAR Class G, CME Term SOFR 1 Month Index + 2.910% 8.2355% 6/15/38 (b)(c)(d)	843,903	840,335
ELP Commercial Mortgage Trust floater Series 2021-ELP Class F, CME Term SOFR 1 Month Index + 2.780% 8.1025% 11/15/38 (b)(c)(d)	1,196,607	1,178,658
Extended Stay America Trust floater Series 2021-ESH Class F, CME Term SOFR 1 Month Index + 3.810% 9.1355% 7/15/38 (b)(c)(d)	490,955	490,342
Hilton U.S.A. Trust Series 2016-HHV Class F, 4.3333% 11/5/38 (b)(c)	772,000	707,332
Merit floater Series 2021-STOR Class F, CME Term SOFR 1 Month Index + 2.310% 7.6355% 7/15/38 (b)(c)(d)	1,791,000	1,771,971
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $4,844,523)		4,988,638

Common Stocks - 2.3%
	Shares	Value ($)
Automotive & Auto Parts - 0.1%
Aptiv PLC (i)	12,300	873,300
Capital Goods - 0.2%
Chart Industries, Inc. (i)	10,900	1,570,254
Regal Rexnord Corp.	9,000	1,452,330
TOTAL CAPITAL GOODS		3,022,584
Energy - 1.1%
California Resources Corp.	25,500	1,347,930
California Resources Corp. warrants 10/27/24 (i)	2,871	49,439
Mesquite Energy, Inc. (h)(i)	149,356	12,226,305
New Fortress Energy, Inc. (j)	59,400	1,556,280
TOTAL ENERGY		15,179,954
Food & Drug Retail - 0.1%
Southeastern Grocers, Inc. rights (h)(i)	963,443	1,059,787
Healthcare - 0.1%
Centene Corp. (i)	24,000	1,753,440
Metals/Mining - 0.0%
Elah Holdings, Inc. (h)(i)	333	10,252
Technology - 0.3%
Coherent Corp. (i)	31,700	1,731,771
MKS Instruments, Inc.	5,900	701,982
ON Semiconductor Corp. (i)	17,500	1,227,800
TOTAL TECHNOLOGY		3,661,553
Telecommunications - 0.4%
GTT Communications, Inc. (h)(i)	40,978	1,528,479
Helios Towers PLC (i)	2,493,500	3,078,364
SBA Communications Corp. Class A	5,600	1,042,272
TOTAL TELECOMMUNICATIONS		5,649,115
TOTAL COMMON STOCKS (Cost $20,566,842)		31,209,985

Bank Loan Obligations - 4.5%
	Principal Amount (a)	Value ($)
Broadcasting - 0.2%
Diamond Sports Group LLC:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 15.4287% 8/24/26 (c)(d)(k)	871,768	830,359
2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.6625% (c)(d)(e)(k)	4,452,028	103,510
term loan 10% 8/2/27 (k)	895,675	1,421,141
TOTAL BROADCASTING		2,355,010
Building Materials - 0.1%
Acproducts Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.8135% 5/17/28 (c)(d)(k)	2,259,213	1,955,913
Chemicals - 0.7%
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8157% 11/15/30 (c)(d)(k)	2,845,000	2,748,099
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.6813% 10/4/29 (c)(d)(k)	1,896,084	1,892,538
Hexion Holdings Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.9757% 3/15/29 (c)(d)(k)	3,590,863	3,524,109
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.321% 11/9/28 (c)(d)(k)	1,416,378	1,418,346
TOTAL CHEMICALS		9,583,092
Consumer Products - 0.1%
Mattress Firm, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.8135% 9/24/28 (c)(d)(k)	1,687,042	1,690,214
Energy - 0.2%
EG America LLC Tranche BC 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 11.2383% 2/7/28 (c)(d)(k)	2,346,333	2,306,751
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (d)(e)(h)(k)	2,735,146	0
term loan 0% (c)(e)(h)(k)	1,217,000	0
TOTAL ENERGY		2,306,751
Healthcare - 0.2%
Cano Health, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4626% (c)(d)(e)(k)	2,379,043	597,735
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 11.000% 16.3215% 10/7/24 (c)(d)(h)(k)	378,316	385,882
Tranche DD, term loan CME Term SOFR 1 Month Index + 11.000% 16.3215% 10/7/24 (c)(d)(h)(k)	246,806	251,742
Gainwell Acquisition Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4094% 10/1/27 (c)(d)(k)	789,796	752,036
WCG Intermediate Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4418% 1/8/27 (c)(d)(k)	126,709	127,027
TOTAL HEALTHCARE		2,114,422
Insurance - 0.0%
Alliant Holdings Intermediate LLC Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8189% 11/6/30 (c)(d)(k)	160,022	160,600
Leisure - 0.6%
City Football Group Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4389% 7/21/28 (c)(d)(k)	5,705,427	5,684,032
ClubCorp Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.5635% 9/18/26 (c)(d)(k)	2,400,662	2,402,462
TOTAL LEISURE		8,086,494
Metals/Mining - 0.1%
American Rock Salt Co. LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4302% 6/4/28 (c)(d)(k)	1,625,821	1,439,436
Paper - 0.0%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.670% 9.0907% 4/13/29 (c)(d)(k)	345,356	346,651
Services - 0.9%
ABG Intermediate Holdings 2 LLC Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9183% 12/21/28 (c)(d)(k)	637,537	640,247
Ascend Learning LLC:
2LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.1657% 12/10/29 (c)(d)(k)	225,000	220,313
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9157% 12/10/28 (c)(d)(k)	2,218,925	2,209,672
Brand Industrial Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.819% 8/1/30 (c)(d)(k)	631,825	633,537
CoreLogic, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9302% 6/2/28 (c)(d)(k)	2,488,101	2,394,797
Finastra U.S.A., Inc. term loan CME Term SOFR 1 Month Index + 7.250% 12.4592% 9/13/29 (c)(d)(h)(k)	3,268,662	3,268,662
Spin Holdco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5854% 3/4/28 (c)(d)(k)	3,317,252	2,917,623
TOTAL SERVICES		12,284,851
Super Retail - 0.6%
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1802% 3/5/28 (c)(d)(k)	2,743,719	2,742,237
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1773% 12/18/27 (c)(d)(k)	5,396,948	5,399,215
TOTAL SUPER RETAIL		8,141,452
Technology - 0.5%
Applied Systems, Inc. Tranche 2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.5594% 2/23/32 (c)(d)(k)	25,000	25,802
Athenahealth Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.5657% 2/15/29 (c)(d)(k)	1,575,458	1,571,519
DH Corp./Societe term loan CME Term SOFR 3 Month Index + 7.250% 12.4592% 9/13/29 (c)(d)(h)(k)	76,338	76,338
Rackspace Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.686% 5/15/28 (c)(d)(k)	525,696	523,725
Sophia LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9157% 10/7/29 (c)(d)(k)	614,951	616,599
UKG, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8143% 2/10/31 (c)(d)(k)	2,462,981	2,473,646
Verscend Holding Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4446% 8/27/25 (c)(d)(k)	814,898	815,101
TOTAL TECHNOLOGY		6,102,730
Telecommunications - 0.2%
GTT Communications, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 9.000% 14.4094% 6/30/28 (c)(d)(k)	1,852,691	1,303,831
Gtt Remainco LLC 1LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.4183% 12/30/27 (c)(d)(k)	2,236,765	2,035,456
TOTAL TELECOMMUNICATIONS		3,339,287
Textiles/Apparel - 0.1%
Tory Burch LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.6918% 4/16/28 (c)(d)(k)	729,375	729,069
TOTAL BANK LOAN OBLIGATIONS (Cost $66,874,855)		60,635,972

Preferred Securities - 1.3%
	Principal Amount (a)	Value ($)
Air Transportation - 0.1%
AerCap Holdings NV 5.875% 10/10/79 (c)	1,225,000	1,213,812
Banks & Thrifts - 0.8%
Ally Financial, Inc.:
4.7% (c)(l)	1,785,000	1,399,021
4.7% (c)(l)	1,820,000	1,563,095
Bank of America Corp. 5.875% (c)(l)	2,195,000	2,121,730
JPMorgan Chase & Co.:
4.6% (c)(l)	1,580,000	1,572,142
6.1% (c)(l)	2,190,000	2,205,740
Wells Fargo & Co.:
5.9% (c)(l)	1,205,000	1,226,708
7.625% (c)(l)	615,000	649,053
TOTAL BANKS & THRIFTS		10,737,489
Diversified Financial Services - 0.1%
Aircastle Ltd. 5.25% (b)(c)(l)	225,000	214,095
Charles Schwab Corp. 4% (c)(l)	1,405,000	1,152,812
TOTAL DIVERSIFIED FINANCIAL SERVICES		1,366,907
Energy - 0.3%
Energy Transfer LP 3 month U.S. LIBOR + 4.020% 9.5966% (c)(d)(l)	4,070,000	4,152,835
TOTAL PREFERRED SECURITIES (Cost $15,714,972)		17,471,043

Fixed-Income Funds - 0.5%
	Shares	Value ($)
iShares Broad USD High Yield Corporate Bond ETF (j) (Cost $6,511,488)	179,600	6,454,824

Other - 1.3%
	Shares	Value ($)
Other - 1.3%
Fidelity Private Credit Co. LLC (g)(m) (Cost $16,931,688)	1,699,797	17,286,920

Money Market Funds - 4.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (n)	54,791,432	54,802,390
Fidelity Securities Lending Cash Central Fund 5.39% (n)(o)	8,171,533	8,172,350
TOTAL MONEY MARKET FUNDS (Cost $62,974,740)		62,974,740

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $1,415,272,785)	1,343,376,853
NET OTHER ASSETS (LIABILITIES) - 0.4%	5,821,722
NET ASSETS - 100.0%	1,349,198,575

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $911,958,346 or 67.6% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Non-income producing - Security is in default.
(f)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(g)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,807,527 or 1.5% of net assets.

(h)	Level 3 security
(i)	Non-income producing
(j)	Security or a portion of the security is on loan at period end.
(k)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(l)	Security is perpetual in nature with no stated maturity date.
(m)	Affiliated Fund
(n)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(o)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Fidelity Private Credit Co. LLC	4/15/22 - 4/08/24	16,931,688

Jonah Energy Parent LLC 12% 11/5/25	5/05/23	3,255,619

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	50,252,241	355,281,606	350,731,463	3,140,255	6	-	54,802,390	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	1,171,350	45,398,478	38,397,478	1,761	-	-	8,172,350	0.0%
Total	51,423,591	400,680,084	389,128,941	3,142,016	6	-	62,974,740

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Private Credit Co. LLC	14,258,260	2,636,192	-	1,928,763	-	392,468	17,286,920
	14,258,260	2,636,192	-	1,928,763	-	392,468	17,286,920

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	3,078,364	3,078,364	-	-
Consumer Discretionary	873,300	873,300	-	-
Consumer Staples	1,059,787	-	-	1,059,787
Energy	15,179,954	2,953,649	-	12,226,305
Health Care	1,753,440	1,753,440	-	-
Industrials	3,022,584	3,022,584	-	-
Information Technology	5,190,032	3,661,553	-	1,528,479
Materials	10,252	-	-	10,252
Real Estate	1,042,272	1,042,272	-	-

Corporate Bonds	1,142,354,731	-	1,138,834,123	3,520,608

Commercial Mortgage Securities	4,988,638	-	4,988,638	-

Bank Loan Obligations	60,635,972	-	56,653,348	3,982,624

Preferred Securities	17,471,043	-	17,471,043	-

Fixed-Income Funds	6,454,824	6,454,824	-	-

Other	17,286,920	-	17,286,920	-

Money Market Funds	62,974,740	62,974,740	-	-
Total Investments in Securities:	1,343,376,853	85,814,726	1,235,234,072	22,328,055

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Consumer Staples
Beginning Balance	$23,662,145
Net Realized Gain (Loss) on Investment Securities	18,085,211
Net Unrealized Gain (Loss) on Investment Securities	(16,885,325)
Cost of Purchases	1,059,787
Proceeds of Sales	(24,862,031)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$1,059,787
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2024	$-
Energy
Beginning Balance	$16,085,086
Net Realized Gain (Loss) on Investment Securities	4,654,055
Net Unrealized Gain (Loss) on Investment Securities	(1,810,351)
Cost of Purchases	-
Proceeds of Sales	(6,702,485)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$12,226,305
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2024	$2,843,744
Corporate Bonds
Beginning Balance	$21,528,391
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(18,059,247)
Cost of Purchases	3,232,032
Proceeds of Sales	(3,204,154)
Amortization/Accretion	23,586
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$3,520,608
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2024	$264,988
Other Investments in Securities
Beginning Balance	$3,501,820
Net Realized Gain (Loss) on Investment Securities	(23,136)
Net Unrealized Gain (Loss) on Investment Securities	1,161,022
Cost of Purchases	3,857,891
Proceeds of Sales	(3,023,095)
Amortization/Accretion	27,273
Transfers into Level 3	19,580
Transfers out of Level 3	-
Ending Balance	$5,521,355
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2024	$1,119,247

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
		April 30, 2024

Assets
Investment in securities, at value (including securities loaned of $7,907,852) - See accompanying schedule:
Unaffiliated issuers (cost $1,335,366,357)	$1,263,115,193
Fidelity Central Funds (cost $62,974,740)	62,974,740
Other affiliated issuers (cost $16,931,688)	17,286,920

Total Investment in Securities (cost $1,415,272,785)		$1,343,376,853
Cash		117,158
Receivable for investments sold		90,500
Receivable for fund shares sold		580,843
Interest receivable		18,773,105
Distributions receivable from Fidelity Central Funds		211,516
Receivable from investment adviser for expense reductions		11,469
Total assets		1,363,161,444
Liabilities
Payable for investments purchased	$4,893,144
Payable for fund shares redeemed	890,483
Other payables and accrued expenses	6,892
Collateral on securities loaned	8,172,350
Total liabilities		13,962,869
Commitments and contingent liabilities (see Commitments note)
Net Assets		$1,349,198,575
Net Assets consist of:
Paid in capital		$1,820,309,982
Total accumulated earnings (loss)		(471,111,407)
Net Assets		$1,349,198,575
Net Asset Value, offering price and redemption price per share ($1,349,198,575 ÷ 161,905,363 shares)		$8.33
Statement of Operations
		Year ended April 30, 2024
Investment Income
Dividends:
Unaffiliated issuers		$1,190,330
Affiliated issuers		1,912,891
Interest		79,021,182
Income from Fidelity Central Funds (including $1,761 from security lending)		3,142,016
Other income		$644,922
Payment from investment adviser		82,981
Total income		85,994,322
Expenses
Custodian fees and expenses	$11,876
Independent trustees' fees and expenses	6,192
Legal	26,733
Total expenses before reductions	44,801
Expense reductions	(10,290)
Total expenses after reductions		34,511
Net Investment income (loss)		85,959,811
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(23,263,891)
Fidelity Central Funds	6
Foreign currency transactions	390
Capital gain distributions from underlying funds:
Affiliated issuers	15,872
Total net realized gain (loss)		(23,247,623)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	33,638,327
Affiliated issuers	392,468
Total change in net unrealized appreciation (depreciation)		34,030,795
Net gain (loss)		10,783,172
Net increase (decrease) in net assets resulting from operations		$96,742,983
Statement of Changes in Net Assets

	Year ended April 30, 2024	Year ended April 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$85,959,811	$79,437,342
Net realized gain (loss)	(23,247,623)	(75,164,666)
Change in net unrealized appreciation (depreciation)	34,030,795	(8,053,810)
Net increase (decrease) in net assets resulting from operations	96,742,983	(3,781,134)
Distributions to shareholders	(81,389,502)	(76,803,551)

Share transactions
Proceeds from sales of shares	228,600,645	114,999,411
Reinvestment of distributions	81,389,526	76,697,542
Cost of shares redeemed	(176,213,871)	(385,925,272)

Net increase (decrease) in net assets resulting from share transactions	133,776,300	(194,228,319)
Total increase (decrease) in net assets	149,129,781	(274,813,004)

Net Assets
Beginning of period	1,200,068,794	1,474,881,798
End of period	$1,349,198,575	$1,200,068,794

Other Information
Shares
Sold	27,698,132	13,920,010
Issued in reinvestment of distributions	9,876,597	9,311,777
Redeemed	(21,371,348)	(46,319,197)
Net increase (decrease)	16,203,381	(23,087,410)

Financial Highlights
Fidelity® Series High Income Fund

Years ended April 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.24	$8.74	$9.44	$8.54	$9.50
Income from Investment Operations
Net investment income (loss) A,B	.562	.536	.510	.513	.577
Net realized and unrealized gain (loss)	.060	(.516)	(.699)	.890	(.935)
Total from investment operations	.622	.020	(.189)	1.403	(.358)
Distributions from net investment income	(.532)	(.520)	(.511)	(.503)	(.598)
Distributions from net realized gain	-	-	-	-	(.004)
Total distributions	(.532)	(.520)	(.511)	(.503)	(.602)
Net asset value, end of period	$8.33	$8.24	$8.74	$9.44	$8.54
Total Return C	7.82%	.41%	(2.24)%	16.72%	(4.11)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	-% F	.04%	.02%	-% F	-% F
Expenses net of fee waivers, if any	- % F	-% F	-% F	-% F	-% F
Expenses net of all reductions	-% F	-% F	-% F	-% F	-% F
Net investment income (loss)	6.83%	6.49%	5.42%	5.58%	6.20%
Supplemental Data
Net assets, end of period (000 omitted)	$1,349,199	$1,200,069	$1,474,882	$1,702,161	$1,491,532
Portfolio turnover rate G	28%	34%	49%	68%	41% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount represents less than .005%.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended April 30, 2024

1. Organization.
Fidelity Series High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Company LLC.
The Fund invests in Fidelity Private Credit Company LLC, which is a limited liability company. On June 1, 2023, Fidelity Private Credit Company LLC elected to be regulated as a business development company (BDC). Fidelity Private Credit Company LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund has no redemption rights under Fidelity Private Credit Company LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Company LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Company LLC and thus a decline in the value of the Fund. Fidelity Private Credit Company LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Schedule of Investments lists Fidelity Private Credit Company LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Company LLC. Fidelity Private Credit Company LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Company LLC. The annualized expense ratio for Fidelity Private Credit Company LLC for the three month period ended March 31, 2024 was 11.51%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Company LLC is valued at its net asset value (NAV) each month end and is categorized as Level 2 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$14,814,571	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	6.5	Increase
		Discounted cash flow	Discount rate	11.1%	Decrease
		Recovery value	Recovery value	$1.10	Increase
Corporate Bonds	$3,520,608	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	5.3	Increase
			Daily production multiple ($/Million cubic feet per day)	$3,550.00	Increase
		Discounted cash flow	Yield	18.8%	Decrease
		Recovery value	Recovery value	$0.00	Increase
Bank Loan Obligations	$3,982,624	Discounted cash flow	Yield	12.2%	Decrease
		Recovery value	Recovery value	$0.00	Increase
		Indicative market price	Evaluated bid	$102.00	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The investment adviser has contractually agreed to reimburse the Fund with respect to the portion of the Fund's assets invested in Fidelity Private Credit Company LLC until August 31, 2025 as presented in the Statement of Operations in payment from investment adviser.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the underlying funds, foreign currency transactions, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$37,369,705
Gross unrealized depreciation	(97,317,909)
Net unrealized appreciation (depreciation)	$(59,948,204)
Tax Cost	$1,403,325,057

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,016,952
Capital loss carryforward	$(412,180,155)
Net unrealized appreciation (depreciation) on securities and other investments	$(59,948,204)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(49,453,366)
Long-term	(362,726,789)
Total capital loss carryforward	$(412,180,155)

The tax character of distributions paid was as follows:

	April 30, 2024	April 30, 2023
Ordinary Income	$81,389,502	$76,803,551

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount ($)
Fidelity Series High Income Fund	Fidelity Private Credit Company LLC	3,086,009
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series High Income Fund	464,474,239	334,937,185
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Series High Income Fund	98

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series High Income Fund	263,299	142,956	26,288

Sub-Advisory Arrangements . Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Series High Income Fund	83,190
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Series High Income Fund	183	-	-
9. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through August 31, 2027. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $868.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $9,422.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
11. Litigation.
The Fund and other entities managed by FMR or its affiliates are involved with proceedings arising out of disputes in the United States Bankruptcy Court for the Southern District of Texas ("Bankruptcy Court"), relating to the In re Sanchez Energy Corporation chapter 11 bankruptcy case (Case No. 19-34508). A Bankruptcy Court-appointed representative of unsecured creditors asserted that eight million shares of Mesquite Energy, Inc. (formerly known as Sanchez Energy Corporation) (the "Company"), held in escrow pursuant to the terms of the Company's confirmed chapter 11 plan, should be awarded to the unsecured creditors instead of the Company's current equity holders, including the Fund, which were providers of debtor-in-possession financing to the Company during its chapter 11 case and holders of secured notes issued by the Company in 2018. The unsecured creditors also asserted that certain additional equity issued by the Company in 2020 in connection with two post-bankruptcy financings, also held by the Fund, is invalid. During August 2023, the Bankruptcy Court issued an opinion awarding a portion of the eight million shares to the unsecured creditors, diluting the value of the Fund's holdings in Mesquite. The Fund will appeal this decision. At this time, Management cannot determine any additional loss or dilution that may be realized. The Fund is also incurring legal costs in defending the disputes and has recovered a portion of these legal costs through an insurance claim that is presented as other income in the Statement of Operations.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Series High Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series High Income Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 14, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Chief of Engineers and Commanding General, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present), on the Advisory Board of Hilco Redevelopment Partners (a real estate investment and redevelopment company, 2021-present), and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee, Compensation Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board of Roosevelt University (2019-2024) and member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Audit Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions) and as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-2023). Mr. Thomas currently serves as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present) and as a member and Vice Chair of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Association for the Performing Arts (2011-2023), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Senior Vice President, Vice President, Assistant Treasurer, or Director of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2023 to April 30, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period- C November 1, 2023 to April 30, 2024

Fidelity® Series High Income Fund	-%-D
Actual		$ 1,000	$ 1,090.40	$-E
Hypothetical-B		$ 1,000	$ 1,024.86	$-E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.48% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $81,389,501 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Fidelity Series High Income Fund
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved amended and restated sub-advisory agreements (the Sub-Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Sub-Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Sub-Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
The Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser, and that the management fee paid by the fund under the management contract with FMR will remain unchanged.
The Board further considered that the approval of the fund's Sub-Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Sub-Advisory Contracts would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of services provided to the fund by FMR and its affiliates.
In connection with its consideration of future renewals of the fund's advisory contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Sub-Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.924270.113
FSH-ANN-0624
Fidelity® U.S. Low Volatility Equity Fund

Annual Report
April 30, 2024

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2024	Past 1 year	Life of Fund A
Fidelity® U.S. Low Volatility Equity Fund	10.05%	5.56%

A   From November 5, 2019
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® U.S. Low Volatility Equity Fund, on November 5, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 22.66% for the 12 months ending April 30, 2024, according to the S&P 500® index, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, the S&P 500® continued its late-2023 momentum and ended March at its all-time high before snapping a five-month uptrend in April (-4.08%). Growth stocks led the broad rally, mostly driven by a narrow set of firms in the communication services (+41%) and information technology (+37%) sectors, largely due to excitement for AI. In particular, semiconductor-related stocks (+104%) were a standout. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% in the final two months of 2023 and 10.56% the first quarter. Risk assets were further aided on March 20, when the central bank held steady its benchmark federal funds rate and affirmed its projection to cut in 2024. The index then slipped in April, as inflation remained stickier than expected, spurring doubts of a soft economic landing. For the full 12 months, the financials, industrials and consumer discretionary sectors each gained about 24%. In sharp contrast, real estate and the defensive-oriented utilities sector each roughly broke even. Other notable "laggards" included consumer staples (+3%) and health care (+7%).
Comments from Portfolio Manager Zach Dewhirst:
For the fiscal year ending April 30, 2024, the fund gained 10.05%, versus 22.30% for the benchmark Russell 3000 Index. The biggest detractors from performance versus the benchmark were stock selection and an underweight in information technology, and picks and an overweight in consumer staples, primarily within the food, beverage & tobacco industry. Positioning in communication services and health care also hurt our relative result. The largest individual relative detractor this period was avoiding Nvidia, a benchmark component that gained about 211%. Not owning Amazon.com and Alphabet, benchmark components that gained 66% and 52%, respectively, also notably detracted. In contrast, the biggest contributor to performance versus the benchmark was avoiding the underperforming real estate sector, especially the equity real estate investment trusts (REITs) industry. Stock picks and an underweight in energy also boosted relative performance. Further lifting the fund's relative result was an overweight in financials, primarily within the insurance industry. The top individual relative contributors were a significant underweight in Apple (+1%), a stock that was not held in the portfolio at period end, and an overweight in Sprouts Farmers Market (+93%), a position we established this period. An overweight in Emcor (+62%), another stake we established this period, also helped. Notable changes in positioning include increased exposure to energy and a lower allocation to utilities.
Note to shareholders:
Following Board approval in May 2024, Fidelity added the MSCI USA Minimum Volatility Index as a supplemental benchmark for the fund, effective June 1, 2024, to provide a better performance comparison. This change does not impact how the fund is managed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Republic Services, Inc.	1.2
Linde PLC	1.1
Microsoft Corp.	1.1
T-Mobile U.S., Inc.	1.1
Marsh & McLennan Companies, Inc.	1.1
Progressive Corp.	1.1
Cboe Global Markets, Inc.	1.1
Cigna Group	1.1
Eli Lilly & Co.	1.1
Merck & Co., Inc.	1.1
11.1

Market Sectors (% of Fund's net assets)

Health Care	19.4
Information Technology	17.6
Financials	16.0
Consumer Staples	14.7
Industrials	10.7
Consumer Discretionary	5.5
Energy	5.5
Communication Services	4.3
Utilities	2.9
Materials	2.7

Asset Allocation (% of Fund's net assets)

Schedule of Investments April 30, 2024
Showing Percentage of Net Assets
Common Stocks - 99.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 1.4%
AT&T, Inc.	12,263	207,122
Verizon Communications, Inc.	6,066	239,546
		446,668
Entertainment - 1.5%
IMAX Corp. (a)(b)	14,781	236,644
The Walt Disney Co.	1,950	216,645
		453,289
Media - 0.3%
Comcast Corp. Class A	2,246	85,595
Wireless Telecommunication Services - 1.1%
T-Mobile U.S., Inc.	2,119	347,876
TOTAL COMMUNICATION SERVICES		1,333,428
CONSUMER DISCRETIONARY - 5.5%
Diversified Consumer Services - 0.8%
Grand Canyon Education, Inc. (a)	1,967	255,749
Hotels, Restaurants & Leisure - 2.2%
Chipotle Mexican Grill, Inc. (a)	60	189,576
McDonald's Corp.	929	253,654
Yum! Brands, Inc.	1,792	253,120
		696,350
Specialty Retail - 2.5%
Murphy U.S.A., Inc.	579	239,602
O'Reilly Automotive, Inc. (a)	240	243,182
TJX Companies, Inc.	2,964	278,883
		761,667
TOTAL CONSUMER DISCRETIONARY		1,713,766
CONSUMER STAPLES - 14.7%
Beverages - 3.3%
Coca-Cola Consolidated, Inc.	200	165,200
Constellation Brands, Inc. Class A (sub. vtg.)	423	107,214
Keurig Dr. Pepper, Inc.	6,707	226,026
Monster Beverage Corp. (a)	5,182	276,978
The Coca-Cola Co.	3,975	245,536
		1,020,954
Consumer Staples Distribution & Retail - 3.1%
Albertsons Companies, Inc.	5,600	114,240
BJ's Wholesale Club Holdings, Inc. (a)	3,135	234,122
Costco Wholesale Corp.	318	229,882
Sprouts Farmers Market LLC (a)	1,284	84,783
Walmart, Inc.	5,156	306,009
		969,036
Food Products - 3.9%
Bunge Global SA	2,240	227,942
Lamb Weston Holdings, Inc.	2,220	185,015
Lancaster Colony Corp.	400	76,324
The J.M. Smucker Co.	1,933	222,005
The Simply Good Foods Co. (a)	6,928	252,526
Tyson Foods, Inc. Class A	4,079	247,391
		1,211,203
Household Products - 3.5%
Colgate-Palmolive Co.	3,046	279,988
Procter & Gamble Co.	1,774	289,517
Reynolds Consumer Products, Inc.	9,165	262,394
The Clorox Co.	1,782	263,504
		1,095,403
Tobacco - 0.9%
Philip Morris International, Inc.	2,767	262,699
TOTAL CONSUMER STAPLES		4,559,295
ENERGY - 5.5%
Oil, Gas & Consumable Fuels - 5.5%
Cheniere Energy, Inc.	1,500	236,730
ConocoPhillips Co.	2,027	254,632
Diamondback Energy, Inc.	1,412	283,996
Exxon Mobil Corp.	2,507	296,503
International Seaways, Inc.	2,699	149,228
Phillips 66 Co.	1,798	257,492
Pioneer Natural Resources Co.	830	223,536
		1,702,117
FINANCIALS - 16.0%
Capital Markets - 1.7%
Cboe Global Markets, Inc.	1,865	337,845
Intercontinental Exchange, Inc.	1,363	175,500
		513,345
Financial Services - 2.7%
Fiserv, Inc. (a)	1,500	229,005
MasterCard, Inc. Class A	693	312,682
Visa, Inc. Class A	1,121	301,112
		842,799
Insurance - 11.6%
American Financial Group, Inc.	1,645	210,149
Arch Capital Group Ltd. (a)	2,723	254,709
Arthur J. Gallagher & Co.	1,192	279,750
Brown & Brown, Inc.	3,393	276,665
Chubb Ltd.	1,179	293,147
Everest Re Group Ltd.	624	228,640
Hanover Insurance Group, Inc.	1,816	235,753
Hartford Financial Services Group, Inc.	2,860	277,105
Marsh & McLennan Companies, Inc.	1,721	343,219
Progressive Corp.	1,636	340,697
Reinsurance Group of America, Inc.	1,359	254,119
Selective Insurance Group, Inc.	2,600	264,290
The Travelers Companies, Inc.	1,521	322,695
		3,580,938
TOTAL FINANCIALS		4,937,082
HEALTH CARE - 19.4%
Biotechnology - 4.4%
AbbVie, Inc.	1,527	248,351
Biogen, Inc. (a)	309	66,379
Exelixis, Inc. (a)	11,842	277,813
Gilead Sciences, Inc.	3,557	231,916
Incyte Corp. (a)	4,254	221,421
Regeneron Pharmaceuticals, Inc. (a)	359	319,747
		1,365,627
Health Care Equipment & Supplies - 2.6%
Abbott Laboratories	2,051	217,344
Boston Scientific Corp. (a)	4,075	292,870
Hologic, Inc. (a)	1,100	83,347
Stryker Corp.	649	218,389
		811,950
Health Care Providers & Services - 7.4%
Cencora, Inc.	1,362	325,586
Centene Corp. (a)	2,972	217,134
Chemed Corp.	414	235,152
Cigna Group	938	334,904
CVS Health Corp.	3,095	209,562
Elevance Health, Inc.	473	250,018
Molina Healthcare, Inc. (a)	633	216,549
Quest Diagnostics, Inc.	1,609	222,332
UnitedHealth Group, Inc.	564	272,807
		2,284,044
Life Sciences Tools & Services - 1.4%
Danaher Corp.	718	177,073
Thermo Fisher Scientific, Inc.	438	249,099
		426,172
Pharmaceuticals - 3.6%
AstraZeneca PLC (United Kingdom)	1,950	294,935
Eli Lilly & Co.	424	331,186
Merck & Co., Inc.	2,551	329,640
Roche Holding AG (participation certificate)	621	148,800
		1,104,561
TOTAL HEALTH CARE		5,992,354
INDUSTRIALS - 10.7%
Aerospace & Defense - 3.4%
General Dynamics Corp.	866	248,620
General Electric Co.	1,693	273,961
Lockheed Martin Corp.	538	250,132
Northrop Grumman Corp.	586	284,228
		1,056,941
Commercial Services & Supplies - 2.2%
Republic Services, Inc.	1,958	375,350
Waste Connections, Inc. (United States)	1,821	295,166
		670,516
Construction & Engineering - 0.8%
EMCOR Group, Inc.	727	259,663
Electrical Equipment - 0.3%
GE Vernova LLC	498	76,548
Ground Transportation - 1.7%
CSX Corp.	3,200	106,304
Landstar System, Inc.	1,486	259,173
Union Pacific Corp.	700	166,012
		531,489
Professional Services - 2.3%
CACI International, Inc. Class A (a)	763	306,901
Leidos Holdings, Inc.	1,835	257,304
Science Applications International Corp.	1,133	145,817
		710,022
TOTAL INDUSTRIALS		3,305,179
INFORMATION TECHNOLOGY - 17.6%
Communications Equipment - 1.6%
Cisco Systems, Inc.	5,018	235,746
Motorola Solutions, Inc.	783	265,554
		501,300
Electronic Equipment, Instruments & Components - 4.0%
Amphenol Corp. Class A	1,924	232,361
CDW Corp.	981	237,265
Insight Enterprises, Inc. (a)	1,715	313,108
Keyence Corp.	542	241,732
TD SYNNEX Corp.	1,931	227,549
		1,252,015
IT Services - 2.1%
Accenture PLC Class A	827	248,853
Amdocs Ltd.	2,812	236,180
IBM Corp.	900	149,580
		634,613
Semiconductors & Semiconductor Equipment - 0.4%
Analog Devices, Inc.	633	126,986
Software - 9.0%
Blackbaud, Inc. (a)	1,512	117,815
CCC Intelligent Solutions Holdings, Inc. Class A (a)	20,677	231,996
CommVault Systems, Inc. (a)	3,210	328,929
Manhattan Associates, Inc. (a)	1,196	246,448
Microsoft Corp.	898	349,618
PTC, Inc. (a)	1,814	321,876
Roper Technologies, Inc.	616	315,059
Salesforce, Inc.	1,047	281,580
SAP SE sponsored ADR	1,146	207,667
ServiceNow, Inc. (a)	306	212,159
Workday, Inc. Class A (a)	768	187,953
		2,801,100
Technology Hardware, Storage & Peripherals - 0.5%
FUJIFILM Holdings Corp. ADR (b)	13,752	146,046
TOTAL INFORMATION TECHNOLOGY		5,462,060
MATERIALS - 2.7%
Chemicals - 1.9%
Ecolab, Inc.	1,030	232,935
Linde PLC	794	350,122
		583,057
Containers & Packaging - 0.8%
Aptargroup, Inc.	1,750	252,665
TOTAL MATERIALS		835,722
UTILITIES - 2.9%
Electric Utilities - 2.4%
Allete, Inc.	3,628	214,850
Duke Energy Corp.	1,100	108,086
PPL Corp.	4,868	133,675
Southern Co.	3,963	291,281
		747,892
Multi-Utilities - 0.5%
Public Service Enterprise Group, Inc.	2,000	138,160
TOTAL UTILITIES		886,052
TOTAL COMMON STOCKS (Cost $25,641,983)		30,727,055

Money Market Funds - 0.7%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d) (Cost $213,750)	213,729	213,750

Equity Funds - 0.2%
	Shares	Value ($)
Domestic Equity Funds - 0.2%
iShares MSCI USA Minimum Volatility ETF (Cost $73,775)	900	72,405

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $25,929,508)	31,013,210
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(50,099)
NET ASSETS - 100.0%	30,963,111

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	255,294	21,023,280	21,278,575	19,089	1	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	1,701,129	16,330,539	17,817,918	11,353	-	-	213,750	0.0%
Total	1,956,423	37,353,819	39,096,493	30,442	1	-	213,750

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,333,428	1,333,428	-	-
Consumer Discretionary	1,713,766	1,713,766	-	-
Consumer Staples	4,559,295	4,559,295	-	-
Energy	1,702,117	1,702,117	-	-
Financials	4,937,082	4,937,082	-	-
Health Care	5,992,354	5,548,619	443,735	-
Industrials	3,305,179	3,305,179	-	-
Information Technology	5,462,060	5,462,060	-	-
Materials	835,722	835,722	-	-
Utilities	886,052	886,052	-	-

Money Market Funds	213,750	213,750	-	-

Equity Funds	72,405	72,405	-	-
Total Investments in Securities:	31,013,210	30,569,475	443,735	-
Financial Statements
Statement of Assets and Liabilities
		April 30, 2024

Assets
Investment in securities, at value (including securities loaned of $201,673) - See accompanying schedule:
Unaffiliated issuers (cost $25,715,758)	$30,799,460
Fidelity Central Funds (cost $213,750)	213,750

Total Investment in Securities (cost $25,929,508)		$31,013,210
Receivable for investments sold		618,997
Receivable for fund shares sold		3,224
Dividends receivable		23,704
Reclaims receivable		77,655
Distributions receivable from Fidelity Central Funds		1,218
Prepaid expenses		70
Receivable from investment adviser for expense reductions		2,236
Total assets		31,740,314
Liabilities
Payable to custodian bank	$75,445
Payable for investments purchased	429,429
Payable for fund shares redeemed	5,895
Accrued management fee	14,836
Other payables and accrued expenses	37,848
Collateral on securities loaned	213,750
Total liabilities		777,203
Net Assets		$30,963,111
Net Assets consist of:
Paid in capital		$25,915,982
Total accumulated earnings (loss)		5,047,129
Net Assets		$30,963,111
Net Asset Value, offering price and redemption price per share ($30,963,111 ÷ 2,765,295 shares)		$11.20
Statement of Operations
		Year ended April 30, 2024
Investment Income
Dividends		$2,690,831
Income from Fidelity Central Funds (including $11,353 from security lending)		30,442
Total income		2,721,273
Expenses
Management fee	$653,653
Transfer agent fees	253,217
Accounting fees	51,752
Custodian fees and expenses	15,914
Independent trustees' fees and expenses	892
Registration fees	25,836
Audit	43,793
Legal	439
Miscellaneous	763
Total expenses before reductions	1,046,259
Expense reductions	(15,829)
Total expenses after reductions		1,030,430
Net Investment income (loss)		1,690,843
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	6,626,439
Redemptions in-kind	24,654,864
Fidelity Central Funds	1
Foreign currency transactions	(853)
Total net realized gain (loss)		31,280,451
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(19,648,357)
Assets and liabilities in foreign currencies	(2,112)
Total change in net unrealized appreciation (depreciation)		(19,650,469)
Net gain (loss)		11,629,982
Net increase (decrease) in net assets resulting from operations		$13,320,825
Statement of Changes in Net Assets

	Year ended April 30, 2024	Year ended April 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,690,843	$3,848,130
Net realized gain (loss)	31,280,451	(2,220,656)
Change in net unrealized appreciation (depreciation)	(19,650,469)	(8,987,256)
Net increase (decrease) in net assets resulting from operations	13,320,825	(7,359,782)
Distributions to shareholders	(2,899,631)	(16,179,737)

Share transactions
Proceeds from sales of shares	14,238,685	86,979,419
Reinvestment of distributions	2,864,385	16,070,098
Cost of shares redeemed	(203,454,396)	(229,448,009)

Net increase (decrease) in net assets resulting from share transactions	(186,351,326)	(126,398,492)
Total increase (decrease) in net assets	(175,930,132)	(149,938,011)

Net Assets
Beginning of period	206,893,243	356,831,254
End of period	$30,963,111	$206,893,243

Other Information
Shares
Sold	1,355,755	8,496,394
Issued in reinvestment of distributions	275,401	1,595,671
Redeemed	(18,859,577)	(22,844,639)
Net increase (decrease)	(17,228,421)	(12,752,574)

Financial Highlights
Fidelity® U.S. Low Volatility Equity Fund

Years ended April 30,	2024	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$10.35	$10.90	$11.49	$9.23	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.12	.13	.08	.08	.05
Net realized and unrealized gain (loss)	.91	(.17)	(.03)	2.25	(.79)
Total from investment operations	1.03	(.04)	.05	2.33	(.74)
Distributions from net investment income	(.12)	(.13)	(.08)	(.07)	(.03)
Distributions from net realized gain	(.06)	(.38)	(.56)	-	-
Total distributions	(.18)	(.51)	(.64)	(.07)	(.03)
Net asset value, end of period	$11.20	$10.35	$10.90	$11.49	$9.23
Total Return D,E	10.05%	(.22)%	.12%	25.27%	(7.44)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.68%	.66%	.73%	.77%	2.28% H
Expenses net of fee waivers, if any	.67%	.66%	.72%	.77%	.95% H
Expenses net of all reductions	.67%	.66%	.72%	.77%	.95% H
Net investment income (loss)	1.11%	1.28%	.71%	.79%	1.46% H
Supplemental Data
Net assets, end of period (000 omitted)	$30,963	$206,893	$356,831	$361,699	$294,690
Portfolio turnover rate I	47 % J	69%	46%	39%	101% J,K

AFor the period November 5, 2019 (commencement of operations) through April 30, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

KAmount not annualized.

Notes to Financial Statements
For the period ended April 30, 2024

1. Organization.
Fidelity U.S. Low Volatility Equity Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in-kind and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,985,348
Gross unrealized depreciation	(936,182)
Net unrealized appreciation (depreciation)	$5,049,166
Tax Cost	$25,964,044

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$-
Undistributed ordinary income	$-
Net unrealized appreciation (depreciation) on securities and other investments	$5,048,782

The tax character of distributions paid was as follows:

	April 30, 2024	April 30, 2023
Ordinary Income	$1,962,214	$3,896,000
Long-term Capital Gains	937,417	12,283,737
Total	$2,899,631	$16,179,737
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity U.S. Low Volatility Equity Fund	72,635,961	116,560,517
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity U.S. Low Volatility Equity Fund	.59

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity U.S. Low Volatility Equity Fund	.58

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .42%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective March 1, 2024, each Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of average net assets of .1737%.

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account.

For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the annualized rate of .17% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity U.S. Low Volatility Equity Fund	.0353

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity U.S. Low Volatility Equity Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity U.S. Low Volatility Equity Fund	1,055

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity U.S. Low Volatility Equity Fund	849,852	2,685,272	778,867

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity U.S. Low Volatility Equity Fund	12,998,678	24,654,864	141,738,370
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity U.S. Low Volatility Equity Fund	280
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity U.S. Low Volatility Equity Fund	1,171	-	-
8. Expense Reductions.
The investment adviser voluntarily agreed to reimburse the Fund to the extent annual operating expenses exceeded .70% of average net assets. This reimbursement will remain in place through August 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $2,236.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $13,593.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity U.S. Low Volatility Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Low Volatility Equity Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2024, the related statement of operations for the year ended April 30, 2024, the statement of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the four years in the period ended April 30, 2024 and for the period November 5, 2019 (commencement of operations) through April 30, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2024 and the financial highlights for each of the four years in the period ended April 30, 2024 and for the period November 5, 2019 (commencement of operations) through April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Chief of Engineers and Commanding General, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present), on the Advisory Board of Hilco Redevelopment Partners (a real estate investment and redevelopment company, 2021-present), and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee, Compensation Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board of Roosevelt University (2019-2024) and member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Audit Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions) and as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-2023). Mr. Thomas currently serves as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present) and as a member and Vice Chair of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Association for the Performing Arts (2011-2023), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Senior Vice President, Vice President, Assistant Treasurer, or Director of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2023 to April 30, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period- C November 1, 2023 to April 30, 2024

Fidelity® U.S. Low Volatility Equity Fund **	.69%
Actual		$ 1,000	$ 1,132.70	$ 3.66
Hypothetical-B		$ 1,000	$ 1,021.43	$ 3.47

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the entire current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid

Fidelity® U.S. Low Volatility Equity Fund	.63%
Actual		$ 3.34
Hypothetical- B		$ 3.17

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses
Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2024, $4,068,622, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Fidelity U.S. Low Volatility Equity Fund
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund into a single fee based on tiered schedules and subject to a maximum rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for the fund would be no higher than the sum of (i) the lowest contractual management fee rate under the fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to the fund for the same services. The Board noted that certain expenses such as third-party expenses and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9896228.104
USL-ANN-0624
Fidelity® SAI High Income Fund

Annual Report
April 30, 2024

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended April 30, 2024	Past 1 year	Life of Fund A
Fidelity® SAI High Income Fund	8.05%	0.83%

A   From May 13, 2021
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI High Income Fund, on May 13, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
High-yield bonds gained 8.89% for the 12 months ending April 30, 2024, according to the ICE BofA® US High Yield Constrained Index, driven by resilient corporate profits and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, the index advanced fairly steadily for most the period, highlighted by an especially strong final two months of 2023, when the index rose 8.72%. Following the Federal Reserve's November 1 meeting, when the central bank hinted it might be done raising rates, the high-yield index reversed a two-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. High yield continued to advance in 2024 but lost some of its momentum, gaining 1.51% through March, as the central bank held steady its benchmark federal funds rate and affirmed its projection to cut in 2024. The index slipped in April (-1%), when inflation remained stickier than expected. For the full 12 months, all 18 industries within the index advanced, with retail (+14%) leading, followed by financial services (+12%) and banking (+11%), which benefited from high interest rates. Energy, the largest segment in the high-yield index this period, gained 10%. Conversely, the telecommunications (+4%) group lagged most, followed by utility, capital goods and transportation (+6% each).
Comments from Co-Managers Jared Beckerman, Benjamin Harrison and Alexandre Karam:
For the fiscal year, the fund gained 8.05%, versus 8.89% for the benchmark ICE BofA US High Yield Constrained Index. The fund's core investment in high-yield bonds rose 9.37% and contributed to performance versus the benchmark. By industry, security selection was the primary detractor, especially within energy. Security selection in health care also hurt, as did our picks and an underweight in retail. Also detracting from our result was security selection in capital goods. The biggest individual relative detractor was a non-benchmark stake in Mesquite Energy (-47%), which was among the fund's largest holdings. A second notable relative detractor was a stake in Ardagh (-36%). Another notable relative detractor was our stake in Cano Health (-68%). In contrast, the biggest contributor to performance versus the benchmark was security selection in technology & electronics. Security selection in telecommunications also boosted relative performance. Also contributing to our result were our choices and an overweight in basic industry. Lastly, the fund's position in cash contributed. The top individual relative contributor was an overweight in Communications Sales & Leasing (+32%), which was one of our biggest holdings. A non-benchmark stake in GTT Communications gained 70% and was the second-largest relative contributor. Another notable relative contributor was a stake in Rackspace Hosting (+33%). Notable changes in positioning include higher allocations to basic industry and financial services.
Note to shareholders:
On June 8, 2023, Michael Weaver came off of the fund. On January 1, 2024, Jared Beckerman assumed co-management responsibilities for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary April 30, 2024 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
Community Health Systems, Inc.	1.8
Fidelity Private Credit Co. LLC	1.3
New Fortress Energy, Inc.	1.1
TransDigm, Inc.	1.1
CCO Holdings LLC/CCO Holdings Capital Corp.	1.1
Mesquite Energy, Inc.	1.1
MPT Operating Partnership LP/MPT Finance Corp.	1.0
Tenet Healthcare Corp.	1.0
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC	1.0
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	1.0
11.5

Market Sectors (% of Fund's net assets)

Energy	15.4
Healthcare	7.8
Services	7.7
Technology	6.7
Telecommunications	5.7

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments April 30, 2024
Showing Percentage of Net Assets
Corporate Bonds - 86.2%
	Principal Amount (a)	Value ($)
Convertible Bonds - 1.4%
Broadcasting - 0.7%
DISH Network Corp.:
0% 12/15/25	1,986,000	1,444,795
3.375% 8/15/26	14,390,000	8,777,873
		10,222,668
Diversified Financial Services - 0.1%
Rexford Industrial Realty LP:
4.125% 3/15/29 (b)	947,000	912,888
4.375% 3/15/27 (b)	789,000	766,960
		1,679,848
Energy - 0.1%
NextEra Energy Partners LP 2.5% 6/15/26 (b)	1,294,000	1,162,614
Sunnova Energy International, Inc. 0.25% 12/1/26	757,000	338,942
		1,501,556
Homebuilders/Real Estate - 0.2%
Realogy Group LLC/Realogy Co-Issuer Corp. 0.25% 6/15/26	379,000	308,885
Redfin Corp. 0.5% 4/1/27	4,622,000	2,264,780
		2,573,665
Technology - 0.2%
Wolfspeed, Inc. 1.875% 12/1/29	6,448,000	3,704,376
Utilities - 0.1%
PG&E Corp. 4.25% 12/1/27 (b)	1,502,000	1,504,253
TOTAL CONVERTIBLE BONDS		21,186,366
Nonconvertible Bonds - 84.8%
Aerospace - 2.1%
Bombardier, Inc.:
7.25% 7/1/31 (b)	2,255,000	2,260,550
7.875% 4/15/27 (b)	3,574,000	3,551,726
8.75% 11/15/30 (b)	1,250,000	1,329,860
BWX Technologies, Inc. 4.125% 6/30/28 (b)	4,425,000	4,042,234
Howmet Aerospace, Inc. 5.95% 2/1/37 (c)	295,000	294,895
Kaiser Aluminum Corp.:
4.5% 6/1/31 (b)(c)	280,000	245,247
4.625% 3/1/28 (b)	820,000	763,467
Moog, Inc. 4.25% 12/15/27 (b)	220,000	205,334
Spirit Aerosystems, Inc. 9.75% 11/15/30 (b)	1,145,000	1,266,652
TransDigm, Inc.:
4.625% 1/15/29	4,090,000	3,746,399
5.5% 11/15/27	4,405,000	4,278,356
6.375% 3/1/29 (b)	2,690,000	2,669,457
6.75% 8/15/28 (b)	2,050,000	2,062,813
6.875% 12/15/30 (b)	3,840,000	3,866,110
7.125% 12/1/31 (b)	885,000	901,881
VistaJet Malta Finance PLC / XO Management Holding, Inc. 9.5% 6/1/28 (b)	1,145,000	1,025,331
		32,510,312
Air Transportation - 1.2%
Air Canada 3.875% 8/15/26 (b)	1,075,000	1,019,774
American Airlines, Inc.:
7.25% 2/15/28 (b)(c)	685,000	688,878
8.5% 5/15/29 (b)	1,465,000	1,526,049
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (b)	3,017,500	2,982,495
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. 5.75% 1/20/26 (b)	1,650,000	1,547,518
Mileage Plus Holdings LLC 6.5% 6/20/27 (b)	474,500	475,301
Rand Parent LLC 8.5% 2/15/30 (b)(c)	8,638,000	8,542,266
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (b)	1,720,000	1,343,384
		18,125,665
Automotive & Auto Parts - 2.1%
Adient Global Holdings Ltd. 7% 4/15/28 (b)	445,000	449,562
Aston Martin Capital Holdings Ltd. 10% 3/31/29 (b)	1,585,000	1,543,394
Champions Financing, Inc. 8.75% 2/15/29 (b)	3,805,000	3,888,421
Dana, Inc.:
4.25% 9/1/30 (c)	590,000	511,168
5.375% 11/15/27 (c)	395,000	381,691
Ford Motor Credit Co. LLC:
3.625% 6/17/31	1,665,000	1,406,115
4% 11/13/30	725,000	631,827
LCM Investments Holdings 8.25% 8/1/31 (b)	785,000	815,450
Macquarie AirFinance Holdings:
6.4% 3/26/29 (b)	2,415,000	2,408,015
6.5% 3/26/31 (b)	2,205,000	2,206,647
8.125% 3/30/29 (b)	2,535,000	2,650,860
8.375% 5/1/28 (b)	1,605,000	1,685,009
McLaren Finance PLC 7.5% 8/1/26 (b)	1,800,000	1,563,300
PECF USS Intermediate Holding III Corp. 8% 11/15/29 (b)	1,965,000	859,688
Phinia, Inc. 6.75% 4/15/29 (b)	950,000	953,384
Rivian Holdco & Rivian LLC & Rivian Automotive LLC CME Term SOFR 6 Month Index + 6.020% 11.3101% 10/15/26 (b)(d)(e)	2,270,000	2,235,949
Wand NewCo 3, Inc. 7.625% 1/30/32 (b)(c)	2,070,000	2,104,363
ZF North America Capital, Inc.:
4.75% 4/29/25 (b)	1,750,000	1,721,938
6.75% 4/23/30 (b)	2,175,000	2,183,163
6.875% 4/14/28 (b)	810,000	815,417
6.875% 4/23/32 (b)	1,320,000	1,334,783
7.125% 4/14/30 (b)	810,000	828,214
		33,178,358
Banks & Thrifts - 1.3%
Ally Financial, Inc.:
5.75% 11/20/25	1,514,000	1,501,645
6.7% 2/14/33 (c)	3,380,000	3,315,729
Jane Street Group LLC/JSG Finance, Inc.:
4.5% 11/15/29 (b)	2,015,000	1,832,772
7.125% 4/30/31 (b)	2,265,000	2,279,187
Quicken Loans LLC/Quicken Loans Co.-Issuer, Inc. 4% 10/15/33 (b)	585,000	477,588
UniCredit SpA:
5.459% 6/30/35 (b)(d)	2,591,000	2,384,032
5.861% 6/19/32 (b)(d)	945,000	913,721
VistaJet Malta Finance PLC / XO Management Holding, Inc.:
6.375% 2/1/30 (b)	4,579,000	3,543,383
7.875% 5/1/27 (b)	1,284,000	1,141,858
Western Alliance Bancorp. 3% 6/15/31 (d)	3,700,000	3,146,739
		20,536,654
Broadcasting - 1.5%
Clear Channel Outdoor Holdings, Inc.:
5.125% 8/15/27 (b)(c)	1,885,000	1,747,248
7.5% 6/1/29 (b)	1,570,000	1,265,147
7.875% 4/1/30 (b)	2,665,000	2,612,925
9% 9/15/28 (b)(c)	2,690,000	2,765,494
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% (b)(f)	12,645,000	316,125
DISH Network Corp. 11.75% 11/15/27 (b)	2,765,000	2,787,222
Sirius XM Radio, Inc.:
4.125% 7/1/30 (b)(c)	4,645,000	3,939,242
5.5% 7/1/29 (b)(c)	1,135,000	1,053,550
Univision Communications, Inc.:
4.5% 5/1/29 (b)	130,000	113,090
6.625% 6/1/27 (b)	2,985,000	2,880,567
7.375% 6/30/30 (b)(c)	2,750,000	2,633,347
8% 8/15/28 (b)	1,215,000	1,213,568
		23,327,525
Building Materials - 1.6%
Advanced Drain Systems, Inc.:
5% 9/30/27 (b)	350,000	338,920
6.375% 6/15/30 (b)(c)	1,330,000	1,322,208
AmeriTex Holdco Intermediate LLC 10.25% 10/15/28 (b)	395,000	416,086
Beacon Roofing Supply, Inc. 6.5% 8/1/30 (b)	1,565,000	1,562,298
Builders FirstSource, Inc.:
4.25% 2/1/32 (b)	3,750,000	3,266,391
6.375% 3/1/34 (b)	945,000	927,463
Eco Material Technologies, Inc. 7.875% 1/31/27 (b)	4,215,000	4,245,972
EMRLD Borrower LP / Emerald Co. 6.625% 12/15/30 (b)	5,285,000	5,237,644
MITER Brands Acquisition Holdco, Inc. / MIWD Borrower LLC 6.75% 4/1/32 (b)	1,245,000	1,236,443
Oscar Acquisition Co. LLC / Oscar Finance, Inc. 9.5% 4/15/30 (b)	1,765,000	1,698,221
Smyrna Ready Mix Concrete LLC 8.875% 11/15/31 (b)	575,000	605,557
SRS Distribution, Inc. 6% 12/1/29 (b)	2,595,000	2,631,102
Summit Materials LLC/Summit Materials Finance Corp. 7.25% 1/15/31 (b)	1,235,000	1,265,875
		24,754,180
Cable/Satellite TV - 2.0%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (b)	5,510,000	4,312,362
4.25% 1/15/34 (b)	2,840,000	2,057,612
4.5% 8/15/30 (b)	2,435,000	1,978,806
4.5% 5/1/32	5,889,000	4,521,671
4.5% 6/1/33 (b)	5,460,000	4,105,884
4.75% 2/1/32 (b)	390,000	306,710
CSC Holdings LLC:
3.375% 2/15/31 (b)	1,395,000	860,110
4.125% 12/1/30 (b)	3,145,000	1,997,773
4.5% 11/15/31 (b)	745,000	472,769
4.625% 12/1/30 (b)	5,700,000	2,473,990
5.375% 2/1/28 (b)	2,550,000	1,956,389
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc. 5.875% 8/15/27 (b)	720,000	671,095
DISH DBS Corp. 5.75% 12/1/28 (b)	2,730,000	1,843,520
Dolya Holdco 18 DAC 5% 7/15/28 (b)	720,000	640,959
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)	1,400,000	1,321,250
Ziggo Bond Co. BV 6% 1/15/27 (b)	185,000	181,958
Ziggo BV 4.875% 1/15/30 (b)	1,730,000	1,513,828
		31,216,686
Capital Goods - 1.0%
ESAB Corp. 6.25% 4/15/29 (b)	2,375,000	2,366,088
Mueller Water Products, Inc. 4% 6/15/29 (b)	2,785,000	2,519,901
Regal Rexnord Corp.:
6.05% 2/15/26 (b)	1,940,000	1,940,275
6.3% 2/15/30 (b)	1,310,000	1,315,601
TK Elevator U.S. Newco, Inc. 5.25% 7/15/27 (b)	4,880,000	4,668,054
Vertical Holdco GmbH 7.625% 7/15/28 (b)	2,560,000	2,509,001
		15,318,920
Chemicals - 4.8%
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/31 (b)	730,000	744,507
Consolidated Energy Finance SA 12% 2/15/31 (b)	2,430,000	2,515,062
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125% 6/15/28 (b)	3,015,000	2,812,992
Element Solutions, Inc. 3.875% 9/1/28 (b)	1,420,000	1,278,122
INEOS Quattro Finance 2 PLC 9.625% 3/15/29 (b)	705,000	744,788
Kobe U.S. Midco 2, Inc. 9.25% 11/1/26 pay-in-kind (b)(d)	2,701,250	2,302,816
LSB Industries, Inc. 6.25% 10/15/28 (b)	1,210,000	1,147,035
Methanex Corp.:
5.125% 10/15/27	4,425,000	4,255,842
5.25% 12/15/29	1,430,000	1,355,553
5.65% 12/1/44	4,210,000	3,556,074
NOVA Chemicals Corp.:
4.25% 5/15/29 (b)	4,555,000	3,812,500
5% 5/1/25 (b)	200,000	196,263
5.25% 6/1/27 (b)	4,340,000	4,082,661
8.5% 11/15/28 (b)	990,000	1,040,568
9% 2/15/30 (b)	955,000	984,030
Nufarm Australia Ltd. 5% 1/27/30 (b)	4,168,000	3,805,057
Olin Corp. 5% 2/1/30 (c)	5,195,000	4,848,545
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28 (b)	3,270,000	2,946,614
6.25% 10/1/29 (b)	3,140,000	2,829,830
9.75% 11/15/28 (b)	6,305,000	6,690,353
SCIH Salt Holdings, Inc.:
4.875% 5/1/28 (b)(c)	690,000	641,554
6.625% 5/1/29 (b)	2,144,000	1,978,235
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (b)	3,235,000	3,104,864
The Chemours Co. LLC:
4.625% 11/15/29 (b)	3,145,000	2,694,858
5.375% 5/15/27	710,000	671,755
5.75% 11/15/28 (b)(c)	3,530,000	3,241,858
TPC Group, Inc. 13% 12/16/27 (b)	1,458,918	1,491,926
Tronox, Inc. 4.625% 3/15/29 (b)(c)	4,550,000	4,059,000
W.R. Grace Holding LLC:
5.625% 8/15/29 (b)	5,025,000	4,499,883
7.375% 3/1/31 (b)	595,000	603,128
		74,936,273
Consumer Products - 0.8%
Foundation Building Materials, Inc. 6% 3/1/29 (b)	938,000	826,652
Kohl's Corp. 4.25% 7/17/25	190,000	185,206
Mattel, Inc. 5.45% 11/1/41	585,000	512,005
Newell Brands, Inc.:
5.7% 4/1/26	730,000	718,359
6.375% 9/15/27 (c)	730,000	711,846
6.625% 9/15/29 (c)	820,000	792,022
7% 4/1/46 (g)	585,000	474,614
The Scotts Miracle-Gro Co.:
4% 4/1/31	295,000	248,507
4.375% 2/1/32	435,000	366,100
TKC Holdings, Inc.:
6.875% 5/15/28 (b)	2,760,000	2,605,386
10.5% 5/15/29 (b)	2,928,000	2,801,663
Windsor Holdings III, LLC 8.5% 6/15/30 (b)	1,825,000	1,900,782
		12,143,142
Containers - 1.1%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (b)(d)	1,187,000	292,740
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26 (b)	730,000	608,350
5.25% 4/30/25 (b)	955,000	945,637
5.25% 8/15/27 (b)	308,000	157,080
5.25% 8/15/27 (b)	311,000	158,610
Ball Corp.:
2.875% 8/15/30	730,000	610,066
6% 6/15/29	975,000	970,153
Berry Global, Inc. 4.875% 7/15/26 (b)	1,170,000	1,144,889
Graham Packaging Co., Inc. 7.125% 8/15/28 (b)	940,000	849,082
Graphic Packaging International, Inc. 3.75% 2/1/30 (b)	960,000	835,275
LABL, Inc.:
5.875% 11/1/28 (b)	450,000	400,209
6.75% 7/15/26 (b)	680,000	670,506
9.5% 11/1/28 (b)	300,000	300,112
10.5% 7/15/27 (b)	964,000	946,848
Mauser Packaging Solutions Holding Co. 7.875% 4/15/27 (b)	2,190,000	2,231,063
Owens-Brockway Glass Container, Inc. 7.25% 5/15/31 (b)(c)	765,000	766,170
Sealed Air Corp. 5% 4/15/29 (b)	3,690,000	3,471,598
Sealed Air Corp./Sealed Air Corp. U.S.:
6.125% 2/1/28 (b)	825,000	814,948
7.25% 2/15/31 (b)(c)	1,425,000	1,450,690
Trivium Packaging Finance BV:
5.5% 8/15/26 (b)	180,000	176,665
8.5% 8/15/27 (b)	265,000	262,420
		18,063,111
Diversified Financial Services - 3.8%
Aercap Global Aviation Trust 6.5% 6/15/45 (b)(d)	1,500,000	1,491,317
Boost Newco Borrower LLC 7.5% 1/15/31 (b)	3,255,000	3,359,459
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (b)	1,785,000	1,606,500
Coinbase Global, Inc.:
3.375% 10/1/28 (b)	280,000	234,742
3.625% 10/1/31 (b)	2,610,000	2,035,222
Encore Capital Group, Inc. 9.25% 4/1/29 (b)	1,160,000	1,185,110
FLY Leasing Ltd. 7% 10/15/24 (b)	573,000	571,722
Fortress Transportation & Infrastructure Investors LLC 7.875% 12/1/30 (b)(c)	1,910,000	1,984,029
GGAM Finance Ltd.:
6.875% 4/15/29 (b)	375,000	374,648
7.75% 5/15/26 (b)	1,385,000	1,406,985
8% 2/15/27 (b)	3,565,000	3,653,656
8% 6/15/28 (b)	4,200,000	4,325,311
Gn Bondco LLC 9.5% 10/15/31 (b)(c)	1,660,000	1,594,133
Hightower Holding LLC 6.75% 4/15/29 (b)	1,150,000	1,079,393
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29	3,245,000	2,731,770
5.25% 5/15/27	7,915,000	7,232,331
6.25% 5/15/26	4,110,000	3,997,245
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5% 8/15/28 (b)	520,000	467,850
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.:
4.75% 6/15/29 (b)(c)	2,550,000	2,275,755
5.25% 10/1/25 (b)	175,000	172,146
Navient Corp.:
4.875% 3/15/28	375,000	338,815
5% 3/15/27	375,000	353,532
OneMain Finance Corp.:
3.5% 1/15/27	5,105,000	4,696,640
3.875% 9/15/28	5,843,000	5,143,099
7.125% 3/15/26	3,225,000	3,254,347
9% 1/15/29 (c)	330,000	345,962
Scientific Games Holdings LP/Scientific Games U.S. Finco, Inc. 6.625% 3/1/30 (b)	1,880,000	1,778,531
SLM Corp. 4.2% 10/29/25	765,000	739,541
StoneX Group, Inc. 7.875% 3/1/31 (b)	1,080,000	1,092,193
		59,521,984
Diversified Media - 0.4%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (b)	3,705,000	3,447,601
Outfront Media Capital LLC / Corp. 7.375% 2/15/31 (b)	2,295,000	2,355,131
		5,802,732
Energy - 12.7%
Altus Midstream LP:
5.875% 6/15/30 (b)	2,270,000	2,194,805
6.625% 12/15/28 (b)	2,335,000	2,346,241
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.75% 3/1/27 (b)	730,000	716,720
7.875% 5/15/26 (b)	730,000	743,268
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (b)	4,505,000	4,079,530
Baytex Energy Corp. 7.375% 3/15/32 (b)	1,585,000	1,598,475
California Resources Corp. 7.125% 2/1/26 (b)	1,020,000	1,025,646
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.75% 7/15/28 (b)	1,180,000	1,131,404
Canacol Energy Ltd. 5.75% 11/24/28 (b)	1,530,000	722,925
CGG SA 8.75% 4/1/27 (b)	3,940,000	3,687,027
Citgo Petroleum Corp.:
6.375% 6/15/26 (b)	3,110,000	3,105,185
8.375% 1/15/29 (b)	1,000,000	1,034,889
CNX Midstream Partners LP 4.75% 4/15/30 (b)	2,835,000	2,509,018
CNX Resources Corp.:
7.25% 3/1/32 (b)(c)	2,185,000	2,191,031
7.375% 1/15/31 (b)(c)	855,000	865,499
Comstock Resources, Inc.:
5.875% 1/15/30 (b)	3,350,000	3,051,084
6.75% 3/1/29 (b)(c)	2,280,000	2,170,815
CQP Holdco LP / BIP-V Chinook Holdco LLC 7.5% 12/15/33 (b)	3,192,000	3,211,597
CrownRock LP/CrownRock Finance, Inc.:
5% 5/1/29 (b)	3,265,000	3,216,715
5.625% 10/15/25 (b)	395,000	392,816
CVR Energy, Inc.:
5.75% 2/15/28 (b)	4,910,000	4,562,451
8.5% 1/15/29 (b)	3,230,000	3,237,970
Delek Logistics Partners LP/Delek Logistics Finance Corp.:
7.125% 6/1/28 (b)	4,740,000	4,629,604
8.625% 3/15/29 (b)	1,945,000	1,959,717
DT Midstream, Inc.:
4.125% 6/15/29 (b)	575,000	521,162
4.375% 6/15/31 (b)	195,000	173,112
Energean PLC 6.5% 4/30/27 (b)	1,795,000	1,669,350
Energy Transfer LP:
6% 2/1/29 (b)	995,000	993,644
7.375% 2/1/31 (b)	1,355,000	1,397,292
EnLink Midstream LLC:
5.625% 1/15/28 (b)	1,265,000	1,242,920
6.5% 9/1/30 (b)	4,430,000	4,485,610
EnLink Midstream Partners LP:
4.15% 6/1/25	685,000	668,537
4.85% 7/15/26	1,210,000	1,176,822
EQM Midstream Partners LP:
4.75% 1/15/31 (b)	600,000	548,240
6% 7/1/25 (b)	185,000	184,691
6.5% 7/1/27 (b)(c)	610,000	610,847
6.5% 7/15/48	300,000	296,000
Global Partners LP/GLP Finance Corp.:
6.875% 1/15/29	3,538,000	3,462,410
7% 8/1/27	2,975,000	2,951,463
8.25% 1/15/32 (b)	450,000	460,988
Harbour Energy PLC 5.5% 10/15/26 (b)	190,000	186,258
Harvest Midstream I LP:
7.5% 9/1/28 (b)	3,565,000	3,574,768
7.5% 5/15/32 (b)	925,000	926,147
Hess Midstream Operations LP:
4.25% 2/15/30 (b)	1,030,000	929,569
5.125% 6/15/28 (b)	1,650,000	1,579,297
5.5% 10/15/30 (b)	580,000	554,558
5.625% 2/15/26 (b)	3,510,000	3,470,565
HF Sinclair Corp. 5% 2/1/28 (b)	3,270,000	3,137,351
Howard Midstream Energy Partners LLC 8.875% 7/15/28 (b)	2,800,000	2,932,656
Independence Energy Finance LLC 7.625% 4/1/32 (b)	808,000	811,014
Jonah Energy Parent LLC 12% 11/5/25 (h)(i)	4,515,379	4,820,167
Kosmos Energy Ltd.:
7.5% 3/1/28 (b)(c)	760,000	725,800
7.75% 5/1/27 (b)	380,000	370,619
Matador Resources Co. 6.5% 4/15/32 (b)	1,900,000	1,883,070
Nabors Industries, Inc. 9.125% 1/31/30 (b)	380,000	391,850
New Fortress Energy, Inc.:
6.5% 9/30/26 (b)(c)	8,410,000	8,042,180
6.75% 9/15/25 (b)(c)	3,838,000	3,790,841
8.75% 3/15/29 (b)(c)	4,379,000	4,270,618
NGL Energy Operating LLC/NGL Energy Finance Corp.:
8.125% 2/15/29 (b)	790,000	802,577
8.375% 2/15/32 (b)	790,000	802,760
Northern Oil & Gas, Inc.:
8.125% 3/1/28 (b)	2,370,000	2,397,617
8.75% 6/15/31 (b)	760,000	799,447
Occidental Petroleum Corp.:
4.2% 3/15/48	735,000	541,967
4.4% 4/15/46	2,055,000	1,587,585
4.4% 8/15/49	980,000	705,241
4.5% 7/15/44	1,705,000	1,289,593
6.45% 9/15/36	1,685,000	1,738,907
7.95% 6/15/39	365,000	413,220
PBF Holding Co. LLC/PBF Finance Corp. 7.875% 9/15/30 (b)	5,325,000	5,476,679
Permian Resources Operating LLC:
5.875% 7/1/29 (b)	2,150,000	2,090,875
7% 1/15/32 (b)	530,000	540,290
7.75% 2/15/26 (b)	1,150,000	1,160,268
Petroleos Mexicanos:
5.35% 2/12/28	750,000	656,175
6.5% 3/13/27	1,130,000	1,059,997
Prairie Acquiror LP 9% 8/1/29 (b)	790,000	806,914
Rockies Express Pipeline LLC:
4.8% 5/15/30 (b)	2,185,000	1,967,170
4.95% 7/15/29 (b)	3,370,000	3,098,155
6.875% 4/15/40 (b)	330,000	313,689
Seadrill Finance Ltd. 8.375% 8/1/30 (b)	740,000	770,911
Sitio Royalties OP / Sitio Finance Corp. 7.875% 11/1/28 (b)	1,000,000	1,028,344
SM Energy Co. 5.625% 6/1/25	1,915,000	1,900,780
Southwestern Energy Co. 4.75% 2/1/32	3,505,000	3,156,482
Sunnova Energy Corp.:
5.875% 9/1/26 (b)	2,815,000	1,750,786
11.75% 10/1/28 (b)	500,000	298,518
Sunoco Logistics Partners, LP:
7% 5/1/29 (b)	710,000	721,066
7.25% 5/1/32 (b)	1,085,000	1,101,988
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	2,585,000	2,360,020
5.875% 3/15/28	2,780,000	2,712,938
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (b)	1,455,000	1,316,102
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (b)	4,530,000	4,300,879
6% 3/1/27 (b)	1,626,000	1,583,839
6% 12/31/30 (b)	5,570,000	5,239,501
6% 9/1/31 (b)	4,265,000	3,959,725
Talos Production, Inc.:
9% 2/1/29 (b)(c)	680,000	717,441
9.375% 2/1/31 (b)(c)	950,000	1,012,414
Teine Energy Ltd. 6.875% 4/15/29 (b)	395,000	383,773
Transocean Aquila Ltd. 8% 9/30/28 (b)	510,000	518,718
Transocean Poseidon Ltd. 6.875% 2/1/27 (b)	924,750	922,033
Transocean, Inc.:
8% 2/1/27 (b)	4,096,000	4,105,904
8.25% 5/15/29 (b)	1,315,000	1,310,521
8.5% 5/15/31 (b)	1,695,000	1,687,337
8.75% 2/15/30 (b)	1,615,500	1,684,448
Tullow Oil PLC:
7% 3/1/25 (b)	525,000	507,609
10.25% 5/15/26 (b)	525,000	506,461
U.S.A. Compression Partners LP/U.S.A. Compression Finance Corp. 7.125% 3/15/29 (b)	1,530,000	1,520,215
Valaris Ltd. 8.375% 4/30/30 (b)	3,400,000	3,496,610
Viper Energy, Inc. 7.375% 11/1/31 (b)	570,000	586,895
Western Gas Partners LP:
5.25% 2/1/50	1,470,000	1,246,786
5.3% 3/1/48	735,000	614,629
5.5% 8/15/48	440,000	372,738
		199,270,385
Environmental - 1.1%
Clean Harbors, Inc. 6.375% 2/1/31 (b)	950,000	941,162
Covanta Holding Corp. 4.875% 12/1/29 (b)	2,860,000	2,507,092
Darling Ingredients, Inc. 6% 6/15/30 (b)	1,345,000	1,306,589
GFL Environmental, Inc.:
3.75% 8/1/25 (b)	1,460,000	1,419,775
5.125% 12/15/26 (b)	1,460,000	1,421,738
6.75% 1/15/31 (b)	305,000	307,466
Madison IAQ LLC:
4.125% 6/30/28 (b)	2,935,000	2,722,653
5.875% 6/30/29 (b)	2,180,000	2,022,701
Stericycle, Inc. 3.875% 1/15/29 (b)	5,170,000	4,593,771
		17,242,947
Food & Drug Retail - 1.0%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.25% 3/15/26 (b)	395,000	375,141
3.5% 3/15/29 (b)	3,410,000	3,008,874
4.875% 2/15/30 (b)	3,585,000	3,343,782
Emergent BioSolutions, Inc. 3.875% 8/15/28 (b)	5,715,000	2,887,011
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (b)	1,315,000	1,128,879
Parkland Corp.:
4.5% 10/1/29 (b)	980,000	888,159
4.625% 5/1/30 (b)	4,735,000	4,279,222
		15,911,068
Food/Beverage/Tobacco - 2.2%
BellRing Brands, Inc. 7% 3/15/30 (b)(c)	585,000	591,978
C&S Group Enterprises LLC 5% 12/15/28 (b)	3,320,000	2,545,434
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (b)	585,000	541,452
Fiesta Purchaser, Inc. 7.875% 3/1/31 (b)(c)	1,455,000	1,482,593
KeHE Distributor / Nextwave 9% 2/15/29 (b)	3,150,000	3,180,609
Lamb Weston Holdings, Inc.:
4.125% 1/31/30 (b)	4,645,000	4,140,101
4.375% 1/31/32 (b)	735,000	636,955
Performance Food Group, Inc. 5.5% 10/15/27 (b)	335,000	324,270
Pilgrim's Pride Corp.:
3.5% 3/1/32	730,000	601,105
4.25% 4/15/31	865,000	765,430
Post Holdings, Inc.:
4.625% 4/15/30 (b)	2,035,000	1,837,849
5.5% 12/15/29 (b)	2,055,000	1,948,853
6.25% 2/15/32 (b)	1,905,000	1,879,564
Primo Water Holdings, Inc. 4.375% 4/30/29 (b)	1,815,000	1,656,655
Sigma Holdco BV 7.875% 5/15/26 (b)	2,215,000	2,099,820
TreeHouse Foods, Inc. 4% 9/1/28 (c)	1,265,000	1,120,086
Triton Water Holdings, Inc. 6.25% 4/1/29 (b)	5,540,000	4,967,879
U.S. Foods, Inc.:
4.625% 6/1/30 (b)	1,725,000	1,568,589
4.75% 2/15/29 (b)	1,695,000	1,579,148
6.875% 9/15/28 (b)	1,000,000	1,008,511
United Natural Foods, Inc. 6.75% 10/15/28 (b)	295,000	226,393
		34,703,274
Gaming - 1.3%
Affinity Interactive 6.875% 12/15/27 (b)	1,400,000	1,253,076
Caesars Entertainment, Inc.:
6.5% 2/15/32 (b)	3,155,000	3,108,442
8.125% 7/1/27 (b)	3,309,000	3,353,664
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 6.75% 1/15/30 (b)	3,882,000	3,377,491
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25	795,000	787,621
Jacobs Entertainment, Inc. 6.75% 2/15/29 (b)	1,690,000	1,603,148
Light & Wonder International, Inc. 7.5% 9/1/31 (b)	1,200,000	1,223,824
MGM Resorts International 6.5% 4/15/32	1,585,000	1,537,797
Station Casinos LLC:
4.5% 2/15/28 (b)	390,000	361,733
6.625% 3/15/32 (b)	1,580,000	1,548,312
VICI Properties LP / VICI Note Co. 4.125% 8/15/30 (b)	1,465,000	1,305,780
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.125% 2/15/31 (b)	735,000	745,483
		20,206,371
Healthcare - 7.5%
1375209 BC Ltd. 9% 1/30/28 (b)	2,883,000	2,830,302
180 Medical, Inc. 3.875% 10/15/29 (b)	1,435,000	1,270,556
AdaptHealth LLC 5.125% 3/1/30 (b)(c)	3,948,000	3,360,621
Akumin, Inc. 8% 8/1/28 (b)	950,000	743,375
AMN Healthcare 4% 4/15/29 (b)	925,000	818,763
Avantor Funding, Inc.:
3.875% 11/1/29 (b)	1,830,000	1,620,278
4.625% 7/15/28 (b)	280,000	260,289
Bausch Health Companies, Inc.:
5.5% 11/1/25 (b)	4,458,000	4,152,401
9% 12/15/25 (b)	400,000	377,928
Cano Health, Inc. 6.25% (b)(f)	1,350,000	1,688
Catalent Pharma Solutions 3.5% 4/1/30 (b)	1,295,000	1,231,911
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (b)	1,300,000	1,167,775
4% 3/15/31 (b)	1,310,000	1,142,639
4.25% 5/1/28 (b)	385,000	358,094
Community Health Systems, Inc.:
4.75% 2/15/31 (b)	5,555,000	4,335,900
5.25% 5/15/30 (b)	13,300,000	10,873,881
5.625% 3/15/27 (b)	2,695,000	2,467,654
6% 1/15/29 (b)	2,470,000	2,154,929
6.125% 4/1/30 (b)	3,564,000	2,519,793
6.875% 4/15/29 (b)	5,995,000	4,456,671
8% 3/15/26 (b)	190,000	189,075
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (b)	3,610,000	3,267,599
DaVita, Inc.:
3.75% 2/15/31 (b)	1,180,000	970,990
4.625% 6/1/30 (b)	5,865,000	5,138,525
Embecta Corp. 5% 2/15/30 (b)(c)	1,180,000	909,722
Grifols SA 4.75% 10/15/28 (b)	1,255,000	1,013,588
HealthEquity, Inc. 4.5% 10/1/29 (b)	1,595,000	1,452,765
Hologic, Inc. 3.25% 2/15/29 (b)	765,000	675,614
IQVIA, Inc.:
5% 10/15/26 (b)(c)	295,000	288,522
6.5% 5/15/30 (b)	1,525,000	1,531,919
Jazz Securities DAC 4.375% 1/15/29 (b)	2,600,000	2,365,552
Medline Borrower LP 3.875% 4/1/29 (b)	730,000	653,957
Medline Borrower LP / Medline Co. 6.25% 4/1/29 (b)	5,360,000	5,325,715
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (b)	626,000	434,881
Modivcare, Inc. 5.875% 11/15/25 (b)(c)	4,092,000	3,990,954
Molina Healthcare, Inc.:
3.875% 11/15/30 (b)	1,385,000	1,201,200
3.875% 5/15/32 (b)	785,000	656,870
Omega Healthcare Investors, Inc. 3.25% 4/15/33	3,934,000	3,080,236
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (b)	4,990,000	4,544,676
5.125% 4/30/31 (b)(c)	2,370,000	2,049,343
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (b)(c)	2,468,000	2,159,475
Radiology Partners, Inc. 8.5% 1/31/29 pay-in-kind (b)(d)	3,177,792	2,931,513
Regionalcare Hospital Partners 9.75% 12/1/26 (b)	1,560,000	1,553,245
RegionalCare Hospital Partners Holdings, Inc.:
5.375% 1/15/29 (b)	1,375,000	1,099,360
9.875% 8/15/30 (b)	1,255,000	1,306,829
11% 10/15/30 (b)(c)	190,000	202,235
Surgery Center Holdings, Inc. 7.25% 4/15/32 (b)	2,965,000	2,960,952
Teleflex, Inc. 4.25% 6/1/28 (b)	1,275,000	1,178,192
Tenet Healthcare Corp.:
4.25% 6/1/29	3,575,000	3,274,632
4.375% 1/15/30	3,385,000	3,073,776
6.125% 10/1/28 (c)	3,245,000	3,204,286
6.125% 6/15/30	4,165,000	4,078,528
6.25% 2/1/27	1,255,000	1,249,937
6.75% 5/15/31 (b)	480,000	480,952
Teva Pharmaceutical Finance Netherlands III BV:
3.15% 10/1/26	1,775,000	1,644,394
7.875% 9/15/29	250,000	263,272
8.125% 9/15/31	450,000	485,621
U.S. Acute Care Solutions 9.75% 5/15/29 (b)	365,000	357,932
		117,392,282
Homebuilders/Real Estate - 4.2%
Anywhere Real Estate Group LLC 7% 4/15/30 (b)	1,194,400	1,048,021
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 8/1/29 (b)	2,060,000	1,863,099
ATP Tower Holdings LLC/Andean Tower Partners 4.05% 4/27/26 (b)	2,170,000	2,018,157
Beazer Homes U.S.A., Inc. 7.5% 3/15/31 (b)	1,255,000	1,240,476
Greystar Real Estate Partners 7.75% 9/1/30 (b)	750,000	772,487
HAT Holdings I LLC/HAT Holdings II LLC:
3.375% 6/15/26 (b)(c)	1,550,000	1,440,598
6% 4/15/25 (b)	660,000	656,483
8% 6/15/27 (b)(c)	695,000	712,479
Howard Hughes Corp.:
4.125% 2/1/29 (b)	1,830,000	1,616,014
4.375% 2/1/31 (b)	995,000	843,705
Kennedy-Wilson, Inc. 4.75% 2/1/30 (c)	2,080,000	1,647,355
Landsea Homes Corp. 8.875% 4/1/29 (b)	805,000	789,906
LGI Homes, Inc.:
4% 7/15/29 (b)	965,000	827,560
8.75% 12/15/28 (b)	275,000	286,059
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31	8,090,000	5,424,586
4.625% 8/1/29	2,525,000	1,889,474
5% 10/15/27 (c)	7,225,000	5,909,761
5.25% 8/1/26 (c)	2,435,000	2,217,851
Panther Escrow Issuer LLC 7.125% 6/1/31 (b)	2,605,000	2,618,510
Railworks Holdings LP 8.25% 11/15/28 (b)	3,585,000	3,580,286
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (b)	1,675,000	1,157,844
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (b)	824,000	553,102
Rithm Capital Corp.:
6.25% 10/15/25 (b)	368,000	364,483
8% 4/1/29 (b)	760,000	743,176
Safehold Operating Partnership LP:
2.8% 6/15/31	3,516,000	2,877,197
2.85% 1/15/32	2,255,000	1,808,590
Starwood Property Trust, Inc.:
3.75% 12/31/24 (b)	1,150,000	1,128,955
7.25% 4/1/29 (b)(c)	940,000	927,307
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.125% 8/1/30 (b)	535,000	498,177
TopBuild Corp. 4.125% 2/15/32 (b)	1,320,000	1,142,792
TRI Pointe Group, Inc./TRI Pointe Holdings, Inc. 5.875% 6/15/24	40,000	39,954
TRI Pointe Homes, Inc. 5.7% 6/15/28	295,000	285,522
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC:
4.75% 4/15/28 (b)	8,270,000	7,253,206
6.5% 2/15/29 (b)	6,155,000	4,948,168
10.5% 2/15/28 (b)	2,930,000	3,039,669
VICI Properties LP:
5.75% 4/1/34	197,000	189,572
6.125% 4/1/54	1,555,000	1,452,437
		65,813,018
Hotels - 0.7%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (b)	4,305,000	3,617,583
4% 5/1/31 (b)	2,055,000	1,800,670
5.875% 4/1/29 (b)	1,325,000	1,307,451
6.125% 4/1/32 (b)	1,325,000	1,306,104
Hilton Grand Vacations Borrower Escrow LLC 6.625% 1/15/32 (b)(c)	3,305,000	3,258,291
Lindblad Expeditions LLC 6.75% 2/15/27 (b)	395,000	391,324
		11,681,423
Insurance - 0.9%
Acrisure LLC / Acrisure Finance, Inc.:
4.25% 2/15/29 (b)	585,000	524,077
8.25% 2/1/29 (b)	830,000	823,182
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer:
6.75% 10/15/27 (b)	740,000	725,657
6.75% 4/15/28 (b)	735,000	734,224
AmWINS Group, Inc.:
4.875% 6/30/29 (b)	1,910,000	1,736,345
6.375% 2/15/29 (b)	1,590,000	1,570,749
AssuredPartners, Inc.:
5.625% 1/15/29 (b)	2,915,000	2,658,130
7.5% 2/15/32 (b)	1,900,000	1,844,777
HUB International Ltd. 7.25% 6/15/30 (b)	1,965,000	1,993,825
USI, Inc. 7.5% 1/15/32 (b)	945,000	939,972
		13,550,938
Leisure - 2.8%
Amer Sports Co. 6.75% 2/16/31 (b)	3,115,000	3,067,733
Carnival Corp.:
5.75% 3/1/27 (b)	900,000	878,365
6% 5/1/29 (b)	3,000,000	2,907,130
6.65% 1/15/28	670,000	663,979
7.625% 3/1/26 (b)	5,230,000	5,262,440
10.5% 6/1/30 (b)	3,840,000	4,170,271
ClubCorp Holdings, Inc. 8.5% 9/15/25 (b)	645,000	583,163
MajorDrive Holdings IV LLC 6.375% 6/1/29 (b)	3,065,000	2,876,238
Merlin Entertainments Group 7.375% 2/15/31 (b)(c)	750,000	753,515
NCL Corp. Ltd.:
3.625% 12/15/24 (b)	3,090,000	3,041,189
5.875% 3/15/26 (b)	1,435,000	1,406,043
7.75% 2/15/29 (b)	3,690,000	3,774,970
NCL Finance Ltd. 6.125% 3/15/28 (b)	1,290,000	1,258,755
Royal Caribbean Cruises Ltd.:
5.5% 8/31/26 (b)	4,420,000	4,335,721
5.5% 4/1/28 (b)	3,035,000	2,954,168
6.25% 3/15/32 (b)	3,225,000	3,179,116
Viking Cruises Ltd. 9.125% 7/15/31 (b)	535,000	573,846
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (b)	1,545,000	1,478,488
Voc Escrow Ltd. 5% 2/15/28 (b)	1,420,000	1,354,221
		44,519,351
Metals/Mining - 2.3%
Alcoa Nederland Holding BV 7.125% 3/15/31 (b)	6,344,000	6,417,007
Arsenal AIC Parent LLC 8% 10/1/30 (b)	995,000	1,035,960
Cleveland-Cliffs, Inc. 7% 3/15/32 (b)	380,000	371,120
Constellium NV 5.875% 2/15/26 (b)	823,000	814,524
Eldorado Gold Corp. 6.25% 9/1/29 (b)	1,130,000	1,066,381
ERO Copper Corp. 6.5% 2/15/30 (b)	5,490,000	5,163,894
First Quantum Minerals Ltd.:
6.875% 10/15/27 (b)	2,985,000	2,865,600
8.625% 6/1/31 (b)	1,625,000	1,580,231
9.375% 3/1/29 (b)	4,705,000	4,861,088
FMG Resources Pty Ltd. 4.375% 4/1/31 (b)	730,000	642,724
HudBay Minerals, Inc. 4.5% 4/1/26 (b)	1,485,000	1,436,210
Mineral Resources Ltd.:
8% 11/1/27 (b)	1,980,000	2,002,532
8.5% 5/1/30 (b)	2,110,000	2,161,005
9.25% 10/1/28 (b)	1,360,000	1,425,737
Novelis Corp. 3.875% 8/15/31 (b)	740,000	626,642
PMHC II, Inc. 9% 2/15/30 (b)	3,135,000	2,909,966
		35,380,621
Paper - 0.8%
Ahlstrom Holding 3 OY 4.875% 2/4/28 (b)	2,875,000	2,631,488
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
4% 9/1/29 (b)	3,000,000	2,472,958
6% 6/15/27 (b)	2,930,000	2,840,217
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29 (b)	1,405,000	1,401,471
8.75% 4/15/30 (b)	2,250,000	2,174,514
Mercer International, Inc. 5.125% 2/1/29 (c)	950,000	829,732
		12,350,380
Publishing/Printing - 0.0%
Cimpress PLC 7% 6/15/26	660,000	654,892
Railroad - 0.2%
Genesee & Wyoming, Inc. 6.25% 4/15/32 (b)	3,825,000	3,801,629
Restaurants - 0.6%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (b)	1,265,000	1,166,979
4% 10/15/30 (b)	3,170,000	2,733,725
Garden SpinCo Corp. 8.625% 7/20/30 (b)	740,000	780,244
Yum! Brands, Inc.:
3.625% 3/15/31	735,000	635,112
4.625% 1/31/32 (c)	3,255,000	2,930,278
5.375% 4/1/32 (c)	585,000	551,820
		8,798,158
Services - 6.0%
ADT Corp. 4.125% 8/1/29 (b)(c)	1,715,000	1,550,263
AECOM 5.125% 3/15/27	1,240,000	1,204,666
Allied Universal Holdco LLC 7.875% 2/15/31 (b)	2,265,000	2,270,002
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6% 6/1/29 (b)	2,635,000	2,237,163
9.75% 7/15/27 (b)	4,932,000	4,913,325
APX Group, Inc.:
5.75% 7/15/29 (b)	1,525,000	1,417,997
6.75% 2/15/27 (b)	2,835,000	2,816,195
Aramark Services, Inc. 5% 2/1/28 (b)	760,000	721,607
Artera Services LLC 8.5% 2/15/31 (b)	9,604,000	9,827,331
ASGN, Inc. 4.625% 5/15/28 (b)	1,395,000	1,301,825
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75% 7/15/27 (b)	185,000	175,773
Brand Industrial Services, Inc. 10.375% 8/1/30 (b)	6,275,000	6,733,696
CoreCivic, Inc.:
4.75% 10/15/27	3,675,000	3,425,983
8.25% 4/15/29 (c)	4,775,000	4,933,984
CoreLogic, Inc. 4.5% 5/1/28 (b)(c)	2,080,000	1,799,672
Gartner, Inc.:
3.625% 6/15/29 (b)	575,000	514,503
4.5% 7/1/28 (b)	750,000	705,298
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC 7.125% 7/31/26 (b)	6,364,000	6,326,214
Hertz Corp. 5% 12/1/29 (b)	395,000	271,243
Iron Mountain, Inc. 4.5% 2/15/31 (b)	730,000	643,874
Korn Ferry 4.625% 12/15/27 (b)	540,000	512,065
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (b)	1,074,000	1,061,918
Life Time, Inc.:
5.75% 1/15/26 (b)	2,651,000	2,622,172
8% 4/15/26 (b)(c)	3,980,000	3,986,980
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (b)	1,673,000	1,576,803
Service Corp. International:
4% 5/15/31	1,285,000	1,106,981
5.125% 6/1/29	810,000	773,387
Sotheby's 7.375% 10/15/27 (b)	1,700,000	1,584,269
Staples, Inc.:
7.5% 4/15/26 (b)	1,755,000	1,692,026
10.75% 4/15/27 (b)	1,800,000	1,656,473
The GEO Group, Inc.:
6% 4/15/26	490,000	489,657
8.625% 4/15/29 (b)	2,855,000	2,890,286
10.25% 4/15/31 (b)	2,855,000	2,943,335
TriNet Group, Inc.:
3.5% 3/1/29 (b)	4,635,000	4,058,282
7.125% 8/15/31 (b)	875,000	879,413
Uber Technologies, Inc.:
4.5% 8/15/29 (b)(c)	345,000	321,401
8% 11/1/26 (b)	4,365,000	4,408,309
United Rentals North America, Inc. 6.125% 3/15/34 (b)	3,160,000	3,085,369
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (b)	3,885,000	3,766,550
		93,206,290
Steel - 0.3%
ATI, Inc. 7.25% 8/15/30	820,000	838,842
Commercial Metals Co.:
3.875% 2/15/31	880,000	765,641
4.125% 1/15/30	2,025,000	1,812,964
Vallourec SA 7.5% 4/15/32 (b)	1,715,000	1,736,067
		5,153,514
Super Retail - 1.7%
Bath & Body Works, Inc. 6.694% 1/15/27	1,123,000	1,129,970
Carvana Co.:
4.875% 9/1/29 (b)	1,322,000	862,197
5.5% 4/15/27 (b)	1,312,000	1,026,250
5.875% 10/1/28 (b)	764,000	514,214
12% 12/1/28 pay-in-kind (b)(d)	1,709,613	1,674,500
13% 6/1/30 pay-in-kind (b)(d)	1,103,709	1,095,049
14% 6/1/31 pay-in-kind (b)(d)	2,914,777	2,921,800
EG Global Finance PLC 12% 11/30/28 (b)	5,300,000	5,471,178
Hanesbrands, Inc. 4.875% 5/15/26 (b)	580,000	560,978
LBM Acquisition LLC 6.25% 1/15/29 (b)	2,255,000	2,070,010
Levi Strauss & Co. 3.5% 3/1/31 (b)(c)	310,000	264,595
Michaels Companies, Inc.:
5.25% 5/1/28 (b)	2,095,000	1,773,160
7.875% 5/1/29 (b)	1,315,000	963,518
Nordstrom, Inc.:
4.25% 8/1/31 (c)	685,000	590,823
4.375% 4/1/30 (c)	435,000	388,241
Sally Holdings LLC 6.75% 3/1/32 (c)	1,590,000	1,536,987
Wolverine World Wide, Inc. 4% 8/15/29 (b)	4,356,000	3,479,243
		26,322,713
Technology - 6.1%
Acuris Finance U.S. 5% 5/1/28 (b)	5,535,000	5,021,292
Ahead DB Holdings LLC 6.625% 5/1/28 (b)	755,000	686,257
Block, Inc.:
2.75% 6/1/26 (c)	730,000	685,878
3.5% 6/1/31	4,995,000	4,219,547
Cloud Software Group, Inc.:
6.5% 3/31/29 (b)	775,000	735,051
9% 9/30/29 (b)	7,098,000	6,830,088
CNT PRNT/CDK GLO II/FIN 8% 6/15/29 (b)	1,975,000	2,031,892
Coherent Corp. 5% 12/15/29 (b)	3,765,000	3,473,434
CommScope, Inc.:
4.75% 9/1/29 (b)	2,985,000	2,082,038
6% 3/1/26 (b)	445,000	397,719
Elastic NV 4.125% 7/15/29 (b)	2,363,000	2,104,265
Entegris, Inc.:
3.625% 5/1/29 (b)(c)	1,200,000	1,062,000
4.75% 4/15/29 (b)	500,000	471,594
5.95% 6/15/30 (b)	4,125,000	4,016,692
Gen Digital, Inc.:
5% 4/15/25 (b)	1,480,000	1,462,068
7.125% 9/30/30 (b)(c)	740,000	747,635
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29 (b)	4,760,000	4,220,932
5.25% 12/1/27 (b)	855,000	825,463
GrafTech Global Enterprises, Inc. 9.875% 12/15/28 (b)(c)	980,000	736,773
Helios Software Holdings, Inc. / ION Corporate Solutions Finance Sarl 8.75% 5/1/29 (b)	1,480,000	1,482,929
HTA Group Ltd. 7% 12/18/25 (b)	7,267,000	7,255,645
Iliad Holding SAS 8.5% 4/15/31 (b)(j)	2,530,000	2,552,138
ION Trading Technologies Ltd. 5.75% 5/15/28 (b)	5,045,000	4,608,147
Match Group Holdings II LLC:
3.625% 10/1/31 (b)(c)	440,000	363,222
4.125% 8/1/30 (b)	930,000	805,385
McAfee Corp. 7.375% 2/15/30 (b)	1,380,000	1,278,253
MicroStrategy, Inc. 6.125% 6/15/28 (b)	3,765,000	3,489,298
NCR Atleos Corp. 9.5% 4/1/29 (b)	1,800,000	1,913,388
ON Semiconductor Corp. 3.875% 9/1/28 (b)	305,000	276,779
Open Text Corp.:
3.875% 2/15/28 (b)	1,590,000	1,451,361
3.875% 12/1/29 (b)	905,000	792,060
Open Text Holdings, Inc.:
4.125% 2/15/30 (b)	3,045,000	2,674,388
4.125% 12/1/31 (b)	3,020,000	2,588,364
Rackspace Finance LLC 3.5% 5/15/28 (b)	2,033,225	853,955
Roblox Corp. 3.875% 5/1/30 (b)	3,335,000	2,884,263
Seagate HDD Cayman:
5.75% 12/1/34	1,955,000	1,851,264
8.25% 12/15/29 (b)	715,000	759,964
8.5% 7/15/31 (b)	875,000	934,242
Sensata Technologies BV:
4% 4/15/29 (b)	2,060,000	1,844,280
5% 10/1/25 (b)	295,000	291,209
Sensata Technologies, Inc. 3.75% 2/15/31 (b)	735,000	621,132
TTM Technologies, Inc. 4% 3/1/29 (b)	4,365,000	3,903,968
UKG, Inc. 6.875% 2/1/31 (b)	1,955,000	1,958,726
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (b)	1,197,000	1,088,993
Virtusa Corp. 7.125% 12/15/28 (b)	795,000	716,375
VM Consolidated, Inc. 5.5% 4/15/29 (b)	400,000	376,431
Western Digital Corp.:
2.85% 2/1/29	3,130,000	2,643,606
3.1% 2/1/32	1,300,000	1,016,081
		95,086,464
Telecommunications - 5.3%
Altice Financing SA 5.75% 8/15/29 (b)	9,837,000	7,306,672
Altice France Holding SA:
6% 2/15/28 (b)	5,700,000	1,662,774
10.5% 5/15/27 (b)	190,000	67,448
Altice France SA:
5.125% 1/15/29 (b)	6,685,000	4,363,816
5.125% 7/15/29 (b)	7,257,000	4,726,959
5.5% 1/15/28 (b)	1,790,000	1,209,324
5.5% 10/15/29 (b)	30,000	19,629
C&W Senior Finance Ltd. 6.875% 9/15/27 (b)	6,817,000	6,455,154
Cablevision Lightpath LLC:
3.875% 9/15/27 (b)	2,405,000	2,122,062
5.625% 9/15/28 (b)	2,530,000	2,041,652
Connect Finco SARL / Connect U.S. Finco LLC 6.75% 10/1/26 (b)	730,000	707,059
Consolidated Communications, Inc. 5% 10/1/28 (b)	2,005,000	1,664,387
Frontier Communications Holdings LLC:
5% 5/1/28 (b)	1,495,000	1,375,383
5.875% 10/15/27 (b)	1,760,000	1,688,119
5.875% 11/1/29	2,365,000	1,974,601
8.75% 5/15/30 (b)	2,675,000	2,723,498
IHS Netherlands Holdco BV 8% 9/18/27 (b)	1,214,000	1,141,160
Intelsat Jackson Holdings SA 6.5% 3/15/30 (b)	2,815,000	2,694,358
LCPR Senior Secured Financing DAC 5.125% 7/15/29 (b)	1,355,000	1,129,906
Level 3 Financing, Inc.:
3.875% 10/15/30 (b)	4,705,000	2,586,446
4.5% 4/1/30 (b)	1,950,000	1,115,152
10.5% 5/15/30 (b)	3,258,000	3,228,423
11% 11/15/29 (b)	1,581,023	1,613,432
Liquid Telecommunications Financing PLC 5.5% 9/4/26 (b)	1,330,000	783,869
Millicom International Cellular SA:
4.5% 4/27/31 (b)	2,230,000	1,856,018
5.125% 1/15/28 (b)	1,885,500	1,739,374
7.375% 4/2/32 (b)	1,885,000	1,841,815
Sable International Finance Ltd. 5.75% 9/7/27 (b)	130,000	123,547
Sitios Latinoamerica S.A.B. de CV 5.375% 4/4/32 (b)	1,715,000	1,562,682
Telecom Italia Capital SA:
6% 9/30/34	2,740,000	2,307,150
7.2% 7/18/36	1,625,000	1,470,270
7.721% 6/4/38	850,000	790,290
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6% 1/15/30 (b)	4,842,000	3,765,580
Virgin Media Secured Finance PLC 4.5% 8/15/30 (b)	4,685,000	3,954,970
VMED O2 UK Financing I PLC 4.25% 1/31/31 (b)	4,045,000	3,304,582
Windstream Escrow LLC 7.75% 8/15/28 (b)	2,960,000	2,852,070
Zayo Group Holdings, Inc. 4% 3/1/27 (b)	4,275,000	3,402,741
		83,372,372
Textiles/Apparel - 0.2%
Crocs, Inc. 4.125% 8/15/31 (b)	970,000	813,994
Foot Locker, Inc. 4% 10/1/29 (b)	585,000	466,942
Kontoor Brands, Inc. 4.125% 11/15/29 (b)	1,230,000	1,092,657
Victoria's Secret & Co. 4.625% 7/15/29 (b)	1,110,000	872,089
		3,245,682
Transportation Ex Air/Rail - 0.7%
Golar LNG Ltd. 7% 10/20/25 (b)	3,344,000	3,329,186
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 10.75% 7/1/25 (b)	810,000	810,486
Seaspan Corp. 5.5% 8/1/29 (b)	3,398,000	2,922,381
XPO, Inc.:
6.25% 6/1/28 (b)	460,000	458,279
7.125% 6/1/31 (b)	760,000	763,917
7.125% 2/1/32 (b)	2,815,000	2,831,334
		11,115,583
Utilities - 2.5%
Clearway Energy Operating LLC:
3.75% 2/15/31 (b)	3,795,000	3,208,353
3.75% 1/15/32 (b)	385,000	318,785
4.75% 3/15/28 (b)	1,280,000	1,206,208
DPL, Inc.:
4.125% 7/1/25	2,005,000	1,947,570
4.35% 4/15/29	245,000	220,889
NextEra Energy Partners LP:
4.5% 9/15/27 (b)(c)	905,000	843,248
7.25% 1/15/29 (b)(c)	490,000	496,315
NRG Energy, Inc.:
3.375% 2/15/29 (b)	2,565,000	2,249,390
3.625% 2/15/31 (b)	930,000	787,307
5.25% 6/15/29 (b)	2,640,000	2,496,903
PG&E Corp. 5.25% 7/1/30 (c)	12,220,000	11,441,505
Pike Corp.:
5.5% 9/1/28 (b)	757,000	717,435
8.625% 1/31/31 (b)	3,042,000	3,186,705
Vistra Operations Co. LLC:
5% 7/31/27 (b)	2,395,000	2,279,387
5.5% 9/1/26 (b)	1,420,000	1,385,818
5.625% 2/15/27 (b)	2,700,000	2,626,963
6.875% 4/15/32 (b)	1,895,000	1,887,064
7.75% 10/15/31 (b)	2,065,000	2,117,847
		39,417,692
TOTAL NONCONVERTIBLE BONDS		1,327,632,589
TOTAL CORPORATE BONDS (Cost $1,423,780,895)		1,348,818,955

U.S. Treasury Obligations - 0.3%
	Principal Amount (a)	Value ($)
U.S. Treasury Notes:
1.5% 8/15/26	1,620,000	1,498,753
2.875% 4/30/29	3,465,000	3,180,220
TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,731,096)		4,678,973

Commercial Mortgage Securities - 0.4%
	Principal Amount (a)	Value ($)
BX Commercial Mortgage Trust floater Series 2021-SOAR Class G, CME Term SOFR 1 Month Index + 2.910% 8.2355% 6/15/38 (b)(d)(e)	1,140,505	1,135,683
ELP Commercial Mortgage Trust floater Series 2021-ELP Class F, CME Term SOFR 1 Month Index + 2.780% 8.1025% 11/15/38 (b)(d)(e)	1,617,118	1,592,861
Extended Stay America Trust floater Series 2021-ESH Class F, CME Term SOFR 1 Month Index + 3.810% 9.1355% 7/15/38 (b)(d)(e)	633,579	632,787
Hilton U.S.A. Trust Series 2016-HHV Class F, 4.3333% 11/5/38 (b)(d)	1,066,000	976,704
Merit floater Series 2021-STOR Class F, CME Term SOFR 1 Month Index + 2.310% 7.6355% 7/15/38 (b)(d)(e)	2,435,000	2,409,128
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $6,552,289)		6,747,163

Common Stocks - 2.4%
	Shares	Value ($)
Automotive & Auto Parts - 0.1%
Aptiv PLC (k)	16,200	1,150,200
Capital Goods - 0.1%
Regal Rexnord Corp.	8,700	1,403,919
Energy - 1.2%
California Resources Corp. warrants 10/27/24 (k)	4,491	77,335
Mesquite Energy, Inc. (i)(k)	204,784	16,763,618
New Fortress Energy, Inc. (c)	66,900	1,752,780
TOTAL ENERGY		18,593,733
Food & Drug Retail - 0.1%
Southeastern Grocers, Inc. rights (i)(k)	1,184,833	1,303,316
Healthcare - 0.2%
Bausch + Lomb Corp. (c)(k)	20,000	290,800
Bausch Health Cos., Inc. (United States) (k)	80,400	704,304
Centene Corp. (k)	20,500	1,497,730
TOTAL HEALTHCARE		2,492,834
Leisure - 0.1%
Topgolf Callaway Brands Corp. (k)	101,600	1,627,632
Technology - 0.2%
Coherent Corp. (k)	35,400	1,933,902
MKS Instruments, Inc.	6,200	737,676
ON Semiconductor Corp. (k)	19,700	1,382,152
TOTAL TECHNOLOGY		4,053,730
Telecommunications - 0.4%
GTT Communications, Inc. (i)(k)	89,354	3,332,904
Helios Towers PLC (k)	2,752,362	3,397,943
TOTAL TELECOMMUNICATIONS		6,730,847
TOTAL COMMON STOCKS (Cost $26,221,835)		37,356,211

Bank Loan Obligations - 4.8%
	Principal Amount (a)	Value ($)
Broadcasting - 0.2%
Diamond Sports Group LLC:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 15.4287% 8/24/26 (d)(e)(l)	1,034,114	984,993
2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.6625% (d)(e)(f)(l)	7,322,814	170,255
term loan 10% 8/2/27 (l)	1,328,229	2,107,462
TOTAL BROADCASTING		3,262,710
Building Materials - 0.2%
Acproducts Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.8135% 5/17/28 (d)(e)(l)	4,380,888	3,792,753
Chemicals - 0.5%
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.6813% 10/4/29 (d)(e)(l)	3,614,199	3,607,441
Hexion Holdings Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.9757% 3/15/29 (d)(e)(l)	3,561,383	3,495,177
TOTAL CHEMICALS		7,102,618
Consumer Products - 0.1%
TKC Holdings, Inc. 1LN, term loan:
CME Term SOFR 1 Month Index + 5.500% 10.9302% 5/14/28 (d)(e)(l)	190,000	188,148
13.5% 2/14/27 (d)(l)	772,825	606,668
TOTAL CONSUMER PRODUCTS		794,816
Energy - 0.4%
EG America LLC Tranche BC 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 11.2383% 2/7/28 (d)(e)(l)	5,394,457	5,303,453
Enstall Group BV Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.571% 8/27/28 (d)(e)(l)	1,218,292	1,175,652
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (e)(f)(i)(l)	3,800,000	0
term loan 0% (d)(f)(i)(l)	1,620,000	0
TOTAL ENERGY		6,479,105
Healthcare - 0.1%
Cano Health, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4626% (d)(e)(f)(l)	3,427,072	861,052
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 11.000% 16.3215% 10/7/24 (d)(e)(i)(l)	544,973	555,873
Tranche DD, term loan CME Term SOFR 1 Month Index + 11.000% 16.3215% 10/7/24 (d)(e)(i)(l)	355,530	362,641
TOTAL HEALTHCARE		1,779,566
Leisure - 1.1%
City Football Group Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4389% 7/21/28 (d)(e)(l)	8,848,261	8,815,080
ClubCorp Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.5635% 9/18/26 (d)(e)(l)	6,528,775	6,533,672
United PF Holdings LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.5743% 12/30/26 (d)(e)(l)	2,886,664	2,508,511
TOTAL LEISURE		17,857,263
Metals/Mining - 0.0%
American Rock Salt Co. LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4302% 6/4/28 (d)(e)(l)	568,538	503,361
Services - 1.5%
Artera Services LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8094% 2/10/31 (d)(e)(l)	805,000	811,376
Ascend Learning LLC:
2LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.1657% 12/10/29 (d)(e)(l)	1,000,000	979,170
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9157% 12/10/28 (d)(e)(l)	4,654,039	4,634,632
Brand Industrial Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.819% 8/1/30 (d)(e)(l)	2,197,581	2,203,536
Brock Holdings Iii LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 6.000% 5/1/30 (e)(l)(m)	95,000	94,763
CoreLogic, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9302% 6/2/28 (d)(e)(l)	3,381,646	3,254,834
Finastra U.S.A., Inc. term loan CME Term SOFR 1 Month Index + 7.250% 12.4592% 9/13/29 (d)(e)(i)(l)	2,911,992	2,911,992
Galaxy U.S. Opco, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0795% 4/29/29 (d)(e)(l)	2,868,203	2,567,041
Spin Holdco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5854% 3/4/28 (d)(e)(l)	6,079,306	5,346,932
The GEO Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.5689% 4/4/29 (d)(e)(l)	380,000	384,435
TOTAL SERVICES		23,188,711
Super Retail - 0.5%
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1802% 3/5/28 (d)(e)(l)	1,572,150	1,571,301
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1773% 12/18/27 (d)(e)(l)	5,883,930	5,886,402
TOTAL SUPER RETAIL		7,457,703
Technology - 0.2%
Athenahealth Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.5657% 2/15/29 (d)(e)(l)	1,978,343	1,973,397
DH Corp./Societe term loan CME Term SOFR 3 Month Index + 7.250% 12.4592% 9/13/29 (d)(e)(i)(l)	68,008	68,008
Rackspace Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.686% 5/15/28 (d)(e)(l)	472,350	470,579
TOTAL TECHNOLOGY		2,511,984
TOTAL BANK LOAN OBLIGATIONS (Cost $79,562,654)		74,730,590

Preferred Securities - 2.8%
	Principal Amount (a)	Value ($)
Air Transportation - 0.3%
AerCap Holdings NV 5.875% 10/10/79 (d)	4,540,000	4,498,536
Banks & Thrifts - 1.0%
Ally Financial, Inc.:
4.7% (d)(n)	2,270,000	1,949,574
4.7% (d)(n)	2,715,000	2,127,923
Bank of America Corp. 5.875% (d)(n)	2,985,000	2,885,359
Goldman Sachs Group, Inc. 7.5% (d)(n)	2,170,000	2,197,160
JPMorgan Chase & Co.:
4.6% (d)(n)	2,155,000	2,144,282
6.1% (d)(n)	2,980,000	3,001,417
Wells Fargo & Co. 5.9% (d)(n)	1,640,000	1,669,544
TOTAL BANKS & THRIFTS		15,975,259
Diversified Financial Services - 0.3%
Aircastle Ltd. 5.25% (b)(d)(n)	3,160,000	3,006,851
Charles Schwab Corp. 4% (d)(n)	1,910,000	1,567,168
TOTAL DIVERSIFIED FINANCIAL SERVICES		4,574,019
Energy - 1.0%
Energy Transfer LP 3 month U.S. LIBOR + 4.020% 9.5966% (d)(e)(n)	9,595,000	9,790,283
EnLink Midstream Partners LP CME Term SOFR 3 Month Index + 4.370% 9.7009% (d)(e)(n)	1,630,000	1,627,092
Plains All American Pipeline LP CME Term SOFR 3 Month Index + 4.110% 9.6786% (d)(e)(n)	3,950,000	3,986,063
TOTAL ENERGY		15,403,438
Services - 0.2%
Air Lease Corp. 4.125% (d)(n)	3,435,000	2,987,853
TOTAL PREFERRED SECURITIES (Cost $39,454,505)		43,439,105

Other - 1.3%
	Shares	Value ($)
Other - 1.3%
Fidelity Private Credit Co. LLC (h)(o) (Cost $19,918,584)	1,999,635	20,336,289

Money Market Funds - 5.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (p)	11,722,623	11,724,968
Fidelity Securities Lending Cash Central Fund 5.39% (p)(q)	66,840,927	66,847,611
TOTAL MONEY MARKET FUNDS (Cost $78,572,579)		78,572,579

TOTAL INVESTMENT IN SECURITIES - 103.2% (Cost $1,678,794,437)	1,614,679,865
NET OTHER ASSETS (LIABILITIES) - (3.2)%	(49,782,068)
NET ASSETS - 100.0%	1,564,897,797

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,130,413,087 or 72.2% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(f)	Non-income producing - Security is in default.
(g)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(h)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $25,156,456 or 1.6% of net assets.

(i)	Level 3 security
(j)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(k)	Non-income producing
(l)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(m)	The coupon rate will be determined upon settlement of the loan after period end.
(n)	Security is perpetual in nature with no stated maturity date.
(o)	Affiliated Fund
(p)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(q)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Fidelity Private Credit Co. LLC	4/15/22 - 4/08/24	19,918,584

Jonah Energy Parent LLC 12% 11/5/25	5/05/23	4,425,071

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	80,986,531	474,000,928	543,263,353	2,228,492	862	-	11,724,968	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	246,600	96,962,532	30,361,521	26,905	-	-	66,847,611	0.2%
Total	81,233,131	570,963,460	573,624,874	2,255,397	862	-	78,572,579

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Private Credit Co. LLC	16,775,367	3,099,197	-	2,269,045	-	461,725	20,336,289
	16,775,367	3,099,197	-	2,269,045	-	461,725	20,336,289

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	3,397,943	3,397,943	-	-
Consumer Discretionary	2,777,832	2,777,832	-	-
Consumer Staples	1,303,316	-	-	1,303,316
Energy	18,593,733	1,830,115	-	16,763,618
Health Care	2,492,834	2,492,834	-	-
Industrials	1,403,919	1,403,919	-	-
Information Technology	7,386,634	4,053,730	-	3,332,904

Corporate Bonds	1,348,818,955	-	1,343,998,788	4,820,167

U.S. Government and Government Agency Obligations	4,678,973	-	4,678,973	-

Commercial Mortgage Securities	6,747,163	-	6,747,163	-

Bank Loan Obligations	74,730,590	-	70,832,076	3,898,514

Preferred Securities	43,439,105	-	43,439,105	-

Other	20,336,289	-	20,336,289	-

Money Market Funds	78,572,579	78,572,579	-	-
Total Investments in Securities:	1,614,679,865	94,528,952	1,490,032,394	30,118,519

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Consumer Staples
Beginning Balance	$29,099,479
Net Realized Gain (Loss) on Investment Securities	8,034,543
Net Unrealized Gain (Loss) on Investment Securities	(6,558,933)
Cost of Purchases	1,303,316
Proceeds of Sales	(30,575,089)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$1,303,316
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2024	$-
Energy
Beginning Balance	$22,041,156
Net Realized Gain (Loss) on Investment Securities	(521,070)
Net Unrealized Gain (Loss) on Investment Securities	4,420,117
Cost of Purchases	-
Proceeds of Sales	(9,176,585)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$16,763,618
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2024	$3,899,087
Corporate Bonds
Beginning Balance	$29,527,322
Net Realized Gain (Loss) on Investment Securities	(11,627,292)
Net Unrealized Gain (Loss) on Investment Securities	(13,142,561)
Cost of Purchases	4,425,071
Proceeds of Sales	(4,394,666)
Amortization/Accretion	32,293
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$4,820,167
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2024	$362,803
Other Investments in Securities
Beginning Balance	$6,750,048
Net Realized Gain (Loss) on Investment Securities	(47,709)
Net Unrealized Gain (Loss) on Investment Securities	2,417,067
Cost of Purchases	3,755,603
Proceeds of Sales	(5,684,027)
Amortization/Accretion	40,436
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$7,231,418
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2024	$2,348,122

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
		April 30, 2024

Assets
Investment in securities, at value (including securities loaned of $64,380,476) - See accompanying schedule:
Unaffiliated issuers (cost $1,580,303,274)	$1,515,770,997
Fidelity Central Funds (cost $78,572,579)	78,572,579
Other affiliated issuers (cost $19,918,584)	20,336,289

Total Investment in Securities (cost $1,678,794,437)		$1,614,679,865
Cash		273,602
Receivable for investments sold		3,363,549
Receivable for fund shares sold		1,391,966
Interest receivable		22,653,972
Distributions receivable from Fidelity Central Funds		82,388
Receivable for daily variation margin on centrally cleared swaps		50
Prepaid expenses		565
Total assets		1,642,445,957
Liabilities
Payable for investments purchased
Regular delivery	$5,466,461
Delayed delivery	2,530,000
Payable for fund shares redeemed	1,909,678
Distributions payable	19,448
Accrued management fee	684,730
Other payables and accrued expenses	90,232
Collateral on securities loaned	66,847,611
Total liabilities		77,548,160
Commitments and contingent liabilities (see Commitments note)
Net Assets		$1,564,897,797
Net Assets consist of:
Paid in capital		$1,926,355,036
Total accumulated earnings (loss)		(361,457,239)
Net Assets		$1,564,897,797
Net Asset Value, offering price and redemption price per share ($1,564,897,797 ÷ 176,987,619 shares)		$8.84
Statement of Operations
		Year ended April 30, 2024
Investment Income
Dividends:
Unaffiliated issuers		$2,303,390
Affiliated issuers		2,250,373
Interest		104,693,952
Income from Fidelity Central Funds (including $26,905 from security lending)		2,255,397
Other income		$884,260
Total income		112,387,372
Expenses
Management fee	$8,759,812
Custodian fees and expenses	16,296
Independent trustees' fees and expenses	8,114
Registration fees	47,965
Audit	97,346
Legal	38,757
Interest	7,438
Miscellaneous	7,699
Total expenses before reductions	8,983,427
Expense reductions	(173,296)
Total expenses after reductions		8,810,131
Net Investment income (loss)		103,577,241
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(88,782,553)
Fidelity Central Funds	862
Foreign currency transactions	(699)
Swaps	87
Capital gain distributions from underlying funds:
Affiliated issuers	18,672
Total net realized gain (loss)		(88,763,631)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	109,408,591
Affiliated issuers	461,725
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		109,870,317
Net gain (loss)		21,106,686
Net increase (decrease) in net assets resulting from operations		$124,683,927
Statement of Changes in Net Assets

	Year ended April 30, 2024	Year ended April 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$103,577,241	$95,180,197
Net realized gain (loss)	(88,763,631)	(166,579,134)
Change in net unrealized appreciation (depreciation)	109,870,317	36,966,638
Net increase (decrease) in net assets resulting from operations	124,683,927	(34,432,299)
Distributions to shareholders	(93,914,132)	(88,720,097)

Share transactions
Proceeds from sales of shares	436,578,762	342,593,298
Reinvestment of distributions	93,610,032	88,547,414
Cost of shares redeemed	(636,365,834)	(1,149,048,683)

Net increase (decrease) in net assets resulting from share transactions	(106,177,040)	(717,907,971)
Total increase (decrease) in net assets	(75,407,245)	(841,060,367)

Net Assets
Beginning of period	1,640,305,042	2,481,365,409
End of period	$1,564,897,797	$1,640,305,042

Other Information
Shares
Sold	50,252,095	39,423,955
Issued in reinvestment of distributions	10,770,620	10,242,638
Redeemed	(73,289,474)	(131,491,444)
Net increase (decrease)	(12,266,759)	(81,824,851)

Financial Highlights
Fidelity® SAI High Income Fund

Years ended April 30,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.67	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.557	.491	.388
Net realized and unrealized gain (loss)	.118	(.510)	(.879)
Total from investment operations	.675	(.019)	(.491)
Distributions from net investment income	(.505)	(.461)	(.345)
Distributions from net realized gain	-	-	(.014)
Total distributions	(.505)	(.461)	(.359)
Net asset value, end of period	$8.84	$8.67	$9.15
Total Return D,E	8.05%	(.07)%	(5.10)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.56%	.60%	.60% H
Expenses net of fee waivers, if any	.55%	.60%	.60% H
Expenses net of all reductions	.55%	.60%	.60% H
Net investment income (loss)	6.43%	5.65%	4.06% H
Supplemental Data
Net assets, end of period (000 omitted)	$1,564,898	$1,640,305	$2,481,365
Portfolio turnover rate I	48%	32%	59% H,J

AFor the period May 13, 2021 (commencement of operations) through April 30, 2022.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended April 30, 2024

1. Organization.
Fidelity SAI High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3.Investment in Fidelity Private Credit Company LLC.
The Fund invests in Fidelity Private Credit Company LLC, which is a limited liability company. On June 1, 2023, Fidelity Private Credit Company elected to be regulated as a business development company (BDC). Fidelity Private Credit Company LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund has no redemption rights under Fidelity Private Credit Company LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Company LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Company LLC and thus a decline in the value of the Fund. Fidelity Private Credit Company LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Schedule of Investments lists Fidelity Private Credit Company LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Company LLC. Fidelity Private Credit Company LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Company LLC. The annualized expense ratio for Fidelity Private Credit Company LLC for the three month period ended March 31, 2024 was 11.51%.

4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or ETFs but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, U.S. government and government agency ogligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Company LLC is valued at its net asset value (NAV) each month end and is categorized as Level 2 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$21,399,838	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	6.5	Increase
		Discounted cash flow	Discount rate	11.1%	Decrease
		Recovery value	Recovery value	$1.10	Increase
Corporate Bonds	$4,820,167	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	5.3	Increase
			Daily production multiple ($/Million cubic feet per day)	$3,550.00	Increase
		Discounted cash flow	Yield	18.8%	Decrease
Bank Loan Obligations	$3,898,514	Discounted cash flow	Yield	12.2%	Decrease
		Recovery value	Recovery value	$0.00	Increase
		Indicative market price	Evaluated bid	$102.00	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the underlying funds, swaps, foreign currency transactions, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, capital loss carryforwards, partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$44,828,194
Gross unrealized depreciation	(95,730,008)
Net unrealized appreciation (depreciation)	$(50,901,814)
Tax Cost	$1,665,581,679

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,491,790
Capital loss carryforward	$(313,047,214)
Net unrealized appreciation (depreciation) on securities and other investments	$(50,901,814)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(157,920,898)
Long-term	(155,126,316)
Total capital loss carryforward	$(313,047,214)

The tax character of distributions paid was as follows:

	April 30, 2024	April 30, 2023
Ordinary Income	$93,914,132	$ 88,720,097

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount ($)
Fidelity SAI High Income Fund	Fidelity Private Credit Central Fund LLC	3,632,000
5. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

6. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI High Income Fund	735,690,756	775,190,985

7. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective March 1, 2024, the Fund pays a monthly management fee that is based on an annual rate of .532% of the Fund's average net assets.

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased.

For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity SAI High Income Fund	236

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity SAI High Income Fund	Borrower	16,025,000	5.57%	7,438

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity SAI High Income Fund	-	29,847	7,804

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:
Amount ($)
Fidelity SAI High Income Fund	199,373

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
8. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity SAI High Income Fund	2,825

9. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity SAI High Income Fund	2,900	-	-
10. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee with respect to the portion of the Fund's assets invested in Fidelity Private Credit Company LLC until August 31, 2025. During the period, this waiver reduced the Fund's management fee by $90,921.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $11,144.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $71,231.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Core Income Fund
Fidelity SAI High Income Fund	14%
12. Litigation.
The Fund and other entities managed by FMR or its affiliates are involved with proceedings arising out of disputes in the United States Bankruptcy Court for the Southern District of Texas ("Bankruptcy Court"), relating to the In re Sanchez Energy Corporation chapter 11 bankruptcy case (Case No. 19-34508). A Bankruptcy Court-appointed representative of unsecured creditors asserted that eight million shares of Mesquite Energy, Inc. (formerly known as Sanchez Energy Corporation) (the "Company"), held in escrow pursuant to the terms of the Company's confirmed chapter 11 plan, should be awarded to the unsecured creditors instead of the Company's current equity holders, including the Fund, which were providers of debtor-in-possession financing to the Company during its chapter 11 case and holders of secured notes issued by the Company in 2018. The unsecured creditors also asserted that certain additional equity issued by the Company in 2020 in connection with two post-bankruptcy financings, also held by the Fund, is invalid. During August 2023, the Bankruptcy Court issued an opinion awarding a portion of the eight million shares to the unsecured creditors, diluting the value of the Fund's holdings in Mesquite. The Fund will appeal this decision. At this time, Management cannot determine any additional loss or dilution that may be realized. The Fund is also incurring legal costs in defending the disputes and has recovered a portion of these legal costs through an insurance claim that is presented as other income in the Statement of Operations.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity SAI High Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2024, the related statement of operations for the year ended April 30, 2024, the statement of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the two years in the period ended April 30, 2024 and for the period May 13, 2021 (commencement of operations) through April 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2024 and the financial highlights for each of the two years in the period ended April 30, 2024 and for the period May 13, 2021 (commencement of operations) through April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 14, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Chief of Engineers and Commanding General, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present), on the Advisory Board of Hilco Redevelopment Partners (a real estate investment and redevelopment company, 2021-present), and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee, Compensation Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board of Roosevelt University (2019-2024) and member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Audit Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions) and as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-2023). Mr. Thomas currently serves as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present) and as a member and Vice Chair of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Association for the Performing Arts (2011-2023), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Senior Vice President, Vice President, Assistant Treasurer, or Director of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2023 to April 30, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period- C November 1, 2023 to April 30, 2024

Fidelity® SAI High Income Fund	.52%
Actual		$ 1,000	$ 1,097.40	$ 2.71
Hypothetical-B		$ 1,000	$ 1,022.28	$ 2.61

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.16% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $93,914,249 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Fidelity SAI High Income Fund
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure that eliminates the existing group fee schedule and fixes the management fee rate at the sum of the individual fee rate and the lowest marginal contractual group fee rate under the current management contract. The Board noted that shareholders in the affected funds are not currently impacted by changes in the group fee rates due to other arrangements such as fund expense caps or managed account fee crediting. The Board considered Fidelity's representations that the Management Contract would result in the same or lower fees for the fund.
Sub-Advisory Contracts. In connection with the Management Contract changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9901441.102
SAH-ANN-0624

Item 2.

Code of Ethics

As of the end of the period, April 30, 2024, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series High Income Fund, Fidelity Short Duration High Income Fund and Fidelity Women’s Leadership Fund (the “Funds”):

Services Billed by Deloitte Entities

April 30, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$52,400	$-	$9,700	$1,300
Fidelity Short Duration High Income Fund	$55,100	$-	$9,700	$1,400
Fidelity Women’s Leadership Fund	$39,400	$-	$7,600	$1,000

April 30, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$52,600	$-	$9,700	$1,300
Fidelity Short Duration High Income Fund	$55,300	$-	$9,700	$1,300
Fidelity Women’s Leadership Fund	$39,600	$-	$7,400	$1,000

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Capital & Income Fund, Fidelity Focused High Income Fund, Fidelity Global High Income Fund, Fidelity Healthy Future Fund, Fidelity High Income Fund, Fidelity SAI High Income Fund and Fidelity U.S. Low Volatility Equity Fund (the “Funds”):

Services Billed by PwC

April 30, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$100,300	$8,600	$11,900	$2,900
Fidelity Focused High Income Fund	$63,000	$5,500	$8,800	$1,800
Fidelity Global High Income Fund	$80,700	$7,000	$10,100	$2,300
Fidelity Healthy Future Fund	$32,000	$2,600	$7,700	$900
Fidelity High Income Fund	$79,400	$7,100	$12,300	$2,400
Fidelity SAI High Income Fund	$73,700	$6,700	$12,200	$2,200
Fidelity U.S. Low Volatility Equity Fund	$28,500	$2,700	$9,800	$900

April 30, 2023 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$101,000	$8,100	$12,200	$2,800
Fidelity Focused High Income Fund	$63,200	$5,200	$8,800	$1,800
Fidelity Global High Income Fund	$81,800	$6,600	$9,500	$2,300
Fidelity Healthy Future Fund	$25,100	$2,200	$7,700	$700
Fidelity High Income Fund	$85,400	$6,700	$14,800	$2,300
Fidelity SAI High Income Fund	$79,600	$5,900	$15,000	$2,000
Fidelity U.S. Low Volatility Equity Fund	$25,500	$2,500	$12,000	$900

A Amounts may reflect rounding.
B Fidelity Healthy Future Fund commenced operations on May 24, 2022.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	April 30, 2024A	April 30, 2023A
Audit-Related Fees	$75,000	$80,000
Tax Fees	$-	$-
All Other Fees	$935,000	$-

A Amounts may reflect rounding.

Services Billed by PwC

	April 30, 2024A	April 30, 2023A,B
Audit-Related Fees	$9,367,800	$8,604,200
Tax Fees	$61,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity Healthy Future Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	April 30, 2024A	April 30, 2023A,B
Deloitte Entities	$5,065,200	$2,078,400
PwC	$15,039,900	$14,387,800

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity Healthy Future Fund’s commencement of operations

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	June 21, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	June 21, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer (Principal Financial Officer)

Date:	June 21, 2024